As filed with the U.S. Securities and Exchange Commission on August 23, 2016

Securities Act File No. 2-96408

Investment Company Act File No. 811-04254

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.
Post-Effective Amendment No. 310
and/or
REGISTRATION STATEMENT
UNDER
THE INVESTMENT COMPANY ACT OF 1940	☒

Amendment No. 311

(Check appropriate box or boxes.)

Legg Mason Partners Income Trust*

(Exact Name of Registrant as Specified in Charter)

620 Eighth Avenue, New York, NY 10018

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code (877) 721-1926

Robert I. Frenkel

Legg Mason Partners Income Trust

100 First Stamford Place

Stamford, Connecticut 06902

(Name and Address of Agent for Service)

COPY TO:

Roger P. Joseph, Esq.

Morgan, Lewis & Bockius LLP

One Federal Street

Boston, Massachusetts 02110

Continuous

(Approximate Date of Proposed Offering)

It is proposed that this filing will become effective:

☐	immediately upon filing pursuant to paragraph (b)
☒	on September 1, 2016 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

*	This filing relates solely to Western Asset Oregon Municipals Fund.

Prospectus     September 1, 2016

Share class (Symbol): A (SHORX), C (SORLX), FI (—), I (LMOOX)

WESTERN ASSET

OREGON

MUNICIPALS FUND

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this Prospectus is accurate or complete. Any statement to the contrary is a crime.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Investment objective

The fund seeks to provide Oregon investors with as high a level of dividend income exempt from regular federal income tax and Oregon state personal income taxes as is consistent with prudent investment management and the preservation of capital.

Fees and expenses of the fund

The accompanying table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in funds sold by Legg Mason Investor Services, LLC (“LMIS”), the fund’s distributor. More information about these and other discounts is available from your financial intermediary, in this Prospectus on page 22 under the heading “Sales charges” and in the fund’s statement of additional information (“SAI”) on page 65 under the heading “Sales Charge Waivers and Reductions.”

Shareholder fees
(fees paid directly from your investment)
	Class A	Class C	Class FI	Class I
Maximum sales charge (load) imposed on purchases (as a % of offering price)	4.25[1]	None	None	None
Maximum deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption)[2]	None[3]	1.00	None	None
Small account fee[4]	$15	$15	None	None

Annual fund operating expenses (%)
(expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class FI	Class I
Management fees	0.50	0.50	0.50	0.50
Distribution and/or service (12b-1) fees	0.15	0.70	0.25	None
Other expenses	0.18	0.19	0.36[5]	0.26
Total annual fund operating expenses	0.83	1.39	1.11	0.76
Fees waived and/or expenses reimbursed[6]	(0.08)	(0.09)	(0.26)	(0.16)
Total annual fund operating expenses after waiving fees and/or reimbursing expenses	0.75	1.30	0.85	0.60

[1]	The sales charge is waived for shareholders purchasing Class A shares through accounts where LMIS is the broker-dealer of record (“LMIS Accounts”).
[2]	Maximum deferred sales charge (load) may be reduced over time.
[3]

You may buy Class A shares in amounts of $1,000,000 or more at net asset value (without an initial sales charge), but if you redeem those shares within 18 months of their purchase, you will pay a contingent deferred sales charge of 1.00%.

[4]

If your shares are held in a direct account and the value of your account is below $1,000, the fund may charge you a fee of $3.75 per account that is determined and assessed quarterly (with an annual maximum of $15.00 per account). Direct accounts generally include accounts held in the name of the individual investor on the fund’s books and records.

[5]	“Other expenses” for Class FI shares are estimated for the current fiscal year. Actual expenses may differ from estimates.
[6]

The manager has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses) so that total annual operating expenses will not exceed 0.75% for Class A shares, 1.30% for Class C shares, 0.85% for Class FI shares and 0.60% for Class I shares, subject to recapture as described below. These arrangements cannot be terminated prior to December 31, 2017, without the Board of Trustees’ consent. The manager is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the limits described above. In no case will the manager recapture any amount that would result, on any particular business day of the fund, in the class’ total annual operating expenses exceeding the applicable limits described above or any other lower limit then in effect.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes:

•	You invest $10,000 in the fund for the time periods indicated

•	Your investment has a 5% return each year and the fund’s operating expenses remain the same

•	You reinvest all distributions and dividends without a sales charge

2	Western Asset Oregon Municipals Fund

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Number of years you own your shares ($)
	1 year	3 years	5 years	10 years
Class A (with or without redemption at end of period)	498	671	859	1,401
Class C (with redemption at end of period)	232	431	752	1,661
Class C (without redemption at end of period)	132	431	752	1,661
Class FI (with or without redemption at end of period)	87	327	586	1,328
Class I (with or without redemption at end of period)	61	226	406	927

Portfolio turnover. The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 8% of the average value of its portfolio.

Principal investment strategies

Under normal circumstances, the fund invests at least 80% of its assets in “Oregon municipal securities.” Oregon municipal securities are securities and other investments with similar economic characteristics, the interest on which is exempt from regular federal income tax and Oregon state personal income taxes but which may be subject to the federal alternative minimum tax. The fund’s 80% policy may not be changed without a shareholder vote.

Oregon municipal securities include debt obligations issued by the State of Oregon and its political subdivisions, agencies and public authorities, certain other governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) and other qualifying issuers. These securities include participation or other interests in municipal securities issued or backed by banks, insurance companies and other financial institutions.

Some municipal securities, such as general obligation issues, are backed by the issuer’s taxing authority, while other municipal securities, such as revenue issues, are backed only by revenues from certain facilities or other sources and not by the issuer itself.

The fund focuses on investment grade bonds (that is, securities rated in the Baa/BBB categories or above or, if unrated, determined to be of comparable credit quality by the subadviser), but may invest up to 20% of its assets in below investment grade bonds (commonly known as “high yield” or “junk” bonds).

Instead of, and/or in addition to, investing directly in particular securities, the fund may use instruments such as derivatives, including options, futures contracts and inverse floating rate instruments issued in tender option bond transactions, and other synthetic instruments that are intended to provide economic exposure to the securities or the issuer or to be used as a hedging technique. The fund may use one or more types of these instruments without limit, except that these instruments are taken into account when determining compliance with the fund’s 80% policy. For additional information regarding derivatives, see “More on the fund’s investment strategies, investments and risks—Derivatives” in this Prospectus.

The fund may also engage in a variety of transactions using derivatives in order to change the investment characteristics of its portfolio (such as shortening or lengthening duration) and for other purposes. The fund may leverage its assets by investing proceeds received through tender option bond transactions, which is considered a form of borrowing. See “More on the fund’s investment strategies, investments and risks—Tender option bonds” in this Prospectus.

The fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund.

Principal risks

Risk is inherent in all investing. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of certain risks of investing in the fund.

Western Asset Oregon Municipals Fund	3

Principal risks cont’d

Market and interest rate risk. The market prices of the fund’s securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. When market prices fall, the value of your investment will go down. The value of your investment will generally go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. Interest rates have been historically low, so the fund faces a heightened risk that interest rates may rise. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the fund.

Market events risk. In the past several years financial markets, such as those in the United States, Europe, Asia and elsewhere, have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These conditions may continue, recur, worsen or spread.

The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government intervention may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve recently has reduced its market support activities. Further reduction or withdrawal of Federal Reserve or other U.S. or non-U.S. governmental or central bank support, including interest rate increases, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the fund invests.

Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.

Economies and financial markets throughout the world are becoming increasingly interconnected. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the fund’s investments may be negatively affected.

Credit risk. If an issuer or guarantor of a security held by the fund or a counterparty to a financial contract with the fund defaults or is downgraded, or is perceived to be less creditworthy, or if the value of the assets underlying a security declines, the value of your investment will typically decline. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer and will be disproportionately affected by a default, downgrade or perceived decline in creditworthiness.

High yield (“junk”) bonds risk. High yield bonds are generally subject to greater credit risks than higher-grade bonds. High yield bonds are considered speculative, tend to be less liquid and are more difficult to value than higher grade securities. High yield bonds tend to be volatile and more susceptible to adverse events and negative sentiments and may be difficult to sell at a desired price, or at all, during periods of uncertainty or market turmoil.

Derivatives risk. Using derivatives can increase fund losses and reduce opportunities for gains when market prices, interest rates or the derivatives themselves, behave in a way not anticipated by the fund. Using derivatives also can have a leveraging effect and increase fund volatility. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the fund. Use of derivatives may have different tax consequences for the fund than an investment in the underlying security, and those differences may affect the amount, timing and character of income distributed to shareholders, including the proportion of income consisting of exempt-interest dividends. The U.S. government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance or disrupt markets. In addition, the SEC has proposed a new rule that would change the regulation of the use of derivatives by registered investment companies, such as the fund. If the proposed rule takes effect, it could limit the ability of the fund to invest in derivatives.

Leveraging risk. The value of your investment may be more volatile if the fund borrows or uses derivatives or other investments that have a leveraging effect on the fund’s portfolio. Other risks also will be compounded. This is because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have had. The fund may also have to sell assets at inopportune times to satisfy its obligations. The use of leverage is considered to be a speculative investment practice and may result in the loss of a substantial amount, and possibly all, of the fund’s assets.

Tender option bond risk. Tender option bond transactions expose the fund to leverage and credit risk, and generally involve greater risk than investments in fixed rate municipal bonds, including the risk of loss of principal. The interest payments that the fund would typically receive on inverse floating rate debt instruments (“inverse floaters”) acquired in such transactions vary inversely with short-term interest rates and will be

4	Western Asset Oregon Municipals Fund

reduced (and potentially eliminated) when short-term interest rates increase. In addition, the risk of leverage will be increased to the extent that the fund invests the proceeds that it receives from the sale of floating rate securities in a tender option bond transaction in other securities. Inverse floaters will generally underperform the market for fixed rate municipal securities when interest rates rise. The value and market for inverse floaters can be volatile, and inverse floaters can have limited liquidity. Investments in inverse floaters issued in tender option bond transactions are derivative instruments and, therefore, are also subject to the risks generally applicable to investments in derivatives.

Liquidity risk. Some assets held by the fund may be impossible or difficult to sell, particularly during times of market turmoil. These illiquid assets may also be difficult to value. If the fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the fund may be forced to sell at a loss. The fund may not receive its proceeds from the sale of certain securities for an extended period (for example, several weeks or even longer).

Tax risk. The income on the fund’s municipal securities could become subject to regular federal income tax or Oregon state personal income tax due to noncompliant conduct by issuers, unfavorable legislation or litigation or adverse interpretations by regulatory authorities.

Prepayment or call risk. Many issuers have a right to prepay their securities. If interest rates fall, an issuer may exercise this right. If this happens, the fund will not benefit from the rise in market price that normally accompanies a decline in interest rates, and will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on the prepaid security. The fund may also lose any premium it paid on the security.

Extension risk. If interest rates rise, repayments of fixed income securities may occur more slowly than anticipated by the market. This may drive the prices of these securities down because their interest rates are lower than the current interest rate and they remain outstanding longer.

Non-diversification risk. The fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund. To the extent the fund invests its assets in a smaller number of issuers, the fund will be more susceptible to negative events affecting those issuers than a diversified fund.

Risks relating to investments in municipal securities. Municipal issuers may be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. Unfavorable conditions and developments relating to projects financed with municipal securities can result in lower revenues to issuers of municipal securities, potentially resulting in defaults. The value of municipal securities can also be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory and political developments, tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors. In recent periods an increasing number of municipal issuers have defaulted on obligations, been downgraded or commenced insolvency proceedings. Financial difficulties of municipal issuers may continue or worsen.

Risks associated with focusing on investments in Oregon municipal securities. The fund focuses its investments in Oregon municipal securities. The fund may be affected significantly by adverse economic, political or other events affecting Oregon municipal issuers. Also, the fund may be more volatile than a more geographically diverse fund.

Valuation risk. The sales price the fund could receive for any particular portfolio investment may differ from the fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued the security or had used a different valuation methodology. The fund’s ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.

Portfolio management risk. The value of your investment may decrease if the subadviser’s judgment about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, or about interest rates is incorrect, or if there are imperfections, errors or limitations in the tools and data used by the subadviser. In addition, the fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the subadviser and could have an adverse effect on the value or performance of the fund.

Redemption risk. The fund may experience heavy redemptions that could cause the fund to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline.

Cybersecurity risk. Cybersecurity incidents may allow an unauthorized party to gain access to fund assets, customer data (including private shareholder information), or proprietary information, or cause the fund, the manager, any subadviser and/or its service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.

These risks are discussed in more detail later in this Prospectus or in the SAI.

Western Asset Oregon Municipals Fund	5

Performance

The accompanying bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the fund’s performance from year to year for Class A shares. The table shows the average annual total returns of each class of the fund that has been in operation for at least one full calendar year and also compares the fund’s performance with the average annual total returns of an index or other benchmark and an average. Performance for classes other than those shown may vary from the performance shown to the extent the expenses for those classes differ. The fund makes updated performance information, including its current net asset value, available at www.leggmason.com/mutualfunds (select fund and share class), or by calling the fund at 1-877-721-1926.

The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

Sales charges are not reflected in the accompanying bar chart, and if those charges were included, returns would be less than those shown.

Best Quarter (03/31/2009): 7.76    Worst Quarter (12/31/2008): (4.98)

The year-to-date return as of the most recent calendar quarter, which ended June 30, 2016, was 4.15

Average annual total returns (%)
(for periods ended December 31, 2015)

Class A	1 year	5 years	10 years	Since inception	Inception date
Return before taxes	(1.42)	3.75	3.70
Return after taxes on distributions	(1.46)	3.74	3.70
Return after taxes on distributions and sale of fund shares	0.65	3.77	3.76

Other Classes (Return before taxes only)
Class C	1.37	4.08	3.58
Class I	3.08	4.81	N/A	4.12	09/14/2007
Barclays Oregon Municipal Bond Index (reflects no deduction for fees, expenses or taxes)[1]	3.41	5.56	5.02
Lipper Other States Municipal Debt Funds Category Average (reflects fees and expenses but no deduction for sales charges or taxes)[2]	2.52	4.68	3.83

[1]	For Class I shares, for the period from September 30, 2007 to December 31, 2015, the average annual total return of the Barclays Oregon Municipal Bond Index was 5.27%.
[2]	For Class I shares, for the period from September 30, 2007 to December 31, 2015, the average annual total return of the Lipper Other States Municipal Debt Funds Category Average was 3.80%.

The after-tax returns are shown only for Class A shares, are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns for classes other than Class A shares will vary from returns shown for Class A shares. Returns after taxes on distributions and sale of fund shares are higher than returns before taxes for certain periods shown because they reflect the tax benefit of capital losses realized on the redemption of fund shares.

6	Western Asset Oregon Municipals Fund

Management

Investment manager: Legg Mason Partners Fund Advisor, LLC

Subadviser: Western Asset Management Company

Investment professionals: S. Kenneth Leech (Chief Investment Officer), Robert E. Amodeo (Head of Municipals) and David T. Fare (Portfolio Manager). Messrs. Fare and Amodeo have been a part of the portfolio management team for the fund since 2006. Mr. Leech has been a part of the portfolio management team for the fund since 2014. These investment professionals, all of whom are employed by Western Asset, work together with a broader investment management team.

Purchase and sale of fund shares

You may purchase, redeem or exchange shares of the fund each day the New York Stock Exchange is open, at the fund’s net asset value determined after receipt of your request in good order, subject to any applicable sales charge.

The fund’s initial and subsequent investment minimums generally are set forth in the accompanying table:

Investment minimum initial/additional investment ($)
	Class A	Class C1	Class FI	Class I
General	1,000/50	1,000/50	N/A	1 million/None*
Uniform Gifts or Transfers to Minor Accounts	1,000/50	1,000/50	N/A	1 million/None*
Systematic Investment Plans	50/50	50/50	N/A	1 million/None*
Clients of Eligible Financial Intermediaries	None/None	N/A	None/None	None/None
Eligible Investment Programs	None/None	N/A	None/None	None/None
Institutional Investors	1,000/50	1,000/50	N/A	1 million/None

[1]	Class C shares are not available for purchase through LMIS Accounts.
*	Available to investors investing directly with the fund.

Your financial intermediary may impose different investment minimums.

For more information about how to purchase, redeem or exchange shares, and to learn which classes of shares are available to you, you should contact your financial intermediary, or, if you hold your shares or plan to purchase shares through the fund, you should contact the fund by phone at 1-877-721-1926, by regular mail at Legg Mason Funds, P.O. Box 9699, Providence, RI 02940-9699 or by express, certified or registered mail at Legg Mason Funds, 4400 Computer Drive, Westborough, MA 01581.

Tax information

The fund intends to distribute income that is generally exempt from regular federal income and Oregon state personal income taxes. A portion of the fund’s distributions may be subject to such taxes and/or to the federal alternative minimum tax.

Payments to broker/dealers and other financial intermediaries

The fund’s related companies may pay broker/dealers or other financial intermediaries (such as a bank or an insurance company) for the sale of fund shares, shareholder services and other purposes. These payments create a conflict of interest by influencing your broker/dealer or other intermediary or its employees or associated persons to recommend the fund over another investment. Ask your financial adviser or salesperson or visit your financial intermediary’s or salesperson’s website for more information.

Western Asset Oregon Municipals Fund	7

More on the fund’s investment strategies, investments and risks

Important Information

The fund seeks to provide Oregon investors with as high a level of dividend income exempt from regular federal income tax and Oregon state personal income taxes as is consistent with prudent investment management and the preservation of capital.

The fund’s investment objective may be changed by the Board of Trustees (the “Board”) without shareholder approval and on notice to shareholders.

There is no assurance that the fund will meet its investment objective.

Under normal circumstances, the fund invests at least 80% of its assets in Oregon municipal securities.

The fund’s 80% investment policy may not be changed without shareholder approval.

The fund’s other investment strategies and policies may be changed from time to time without shareholder approval, unless specifically stated otherwise in this Prospectus or in the SAI.

The fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund.

Oregon municipal securities

Oregon municipal securities include debt obligations issued by the State of Oregon and its political subdivisions, agencies and public authorities, certain other governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) and other qualifying issuers, and investments with similar economic characteristics, the income from which is exempt from regular federal income and Oregon state personal income taxes. Although municipal securities are issued by qualifying issuers, payments of principal and interest on municipal securities may be derived solely from revenues from certain facilities, mortgages or private industries, and may not be backed by the issuers themselves. These securities include participation or other interests in municipal securities issued or backed by banks, insurance companies and other financial institutions.

Oregon municipal securities include general obligation bonds, revenue bonds, housing authority bonds, private activity bonds, industrial development bonds, residual interest bonds, tender option bonds, tax and revenue anticipation notes, bond anticipation notes, tax-exempt commercial paper, municipal leases, participation certificates and custodial receipts. General obligation bonds are backed by the full faith and credit of the issuing entity. Revenue bonds are typically used to fund particular projects, such as those relating to education, health care, transportation and utilities, that are expected to produce income sufficient to make the payments on the bonds, since they are not backed by the full taxing power of the municipality. Housing authority bonds are used primarily to fund low to middle income residential projects and may be backed by the payments made on the underlying mortgages. Tax and revenue anticipation notes are generally issued in order to finance short-term cash needs or, occasionally, to finance construction. Tax and revenue anticipation notes are expected to be repaid from taxes or designated revenues in the related period, and they may or may not be general obligations of the issuing entity. Bond anticipation notes are issued with the expectation that their principal and interest will be paid out of proceeds from renewal notes or bonds and may be issued to finance such items as land acquisition, facility acquisition and/or construction and capital improvement projects.

Municipal securities include municipal lease obligations, which are undivided interests issued by a state or municipality in a lease or installment purchase contract which generally relates to equipment or facilities. In some cases payments under municipal leases do not have to be made unless money is specifically approved for that purpose by an appropriate legislative body.

The fund may invest more than 25% of its assets in municipal securities that derive income from similar types of projects or that are otherwise related in such a way that an economic, business or political development or change affecting one of the securities would also affect the others.

The fund purchases municipal securities the interest on which, in the opinion of bond counsel at the time the securities are issued, is exempt from regular federal income and Oregon state personal income taxes. There is no guarantee that this opinion is correct, and there is no assurance that the Internal Revenue Service (the “IRS”) or state authorities will agree with bond counsel’s opinion. If the IRS or a state authority determines that an issuer of a municipal security has not complied with applicable requirements, interest from the security could become subject to regular federal income and/or Oregon state personal income taxes, possibly retroactively to the date the security was issued, and the value of the security could decline significantly and a portion of the distributions to fund shareholders could be recharacterized as taxable. Future litigation or legislation could adversely affect the tax treatment of municipal securities held by the fund.

Some of the fund’s income distributions may be, and distributions of any gains generally will be, subject to regular federal income and Oregon state personal income taxes. Some of the fund’s income that is exempt from regular federal income tax may be subject to the federal alternative minimum tax. In addition, under current law, distributions of the fund’s income and gains generally are subject to state and local tax for investors that reside in states other than Oregon.

8	Western Asset Oregon Municipals Fund

Subject to the fund’s 80% policy, the fund may purchase other securities whose interest is subject to regular federal income and Oregon state personal income taxes.

Maturity

Although the fund may invest in securities of any maturity, the fund will normally invest in securities that have remaining maturities at the time of purchase from one to more than thirty years. The maturity of a fixed income security is a measure of the time remaining until the final payment on the security is due.

Credit quality

The fund focuses on securities rated investment grade (that is, securities rated in the Baa/BBB categories or above or, if unrated, determined to be of comparable credit quality by the subadviser). The fund may invest up to 20% of its assets in securities rated below investment grade, or, if unrated, determined to be below investment grade by the subadviser. Below investment grade securities are commonly referred to as “high yield” or “junk” bonds.

If a security is rated by multiple nationally recognized statistical rating organizations (“NRSROs”) and receives different ratings, the fund will treat the security as being rated in the highest rating category received from an NRSRO. Rating categories may include sub-categories or gradations indicating relative standing.

Derivatives

The fund may engage in a variety of transactions using derivatives, such as futures, options, interest rate swaps and other swaps (including buying and selling credit default swaps), warrants and other synthetic instruments. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments or indexes. Derivatives may be used by the fund for any of the following purposes:

•	As a hedging technique in an attempt to manage risk in the fund’s portfolio

•	As a means of changing investment characteristics of the fund’s portfolio

•	As a means of attempting to enhance returns

•	As a means of providing additional exposure to types of investments or market factors

•	As a substitute for buying or selling securities

•	As a cash flow management technique

The fund from time to time may sell protection on debt securities by entering into credit default swaps. In these transactions, the fund is generally required to pay the par (or other agreed-upon) value of a referenced debt security to the counterparty in the event of a default on or downgrade of the debt security and/or a similar credit event. In return, the fund receives from the counterparty a periodic stream of payments over the term of the contract.

If no default occurs, the fund keeps the stream of payments and has no payment obligations. As the seller, the fund would effectively add leverage to its portfolio because, in addition to its net assets, the fund would be subject to loss on the par (or other agreed-upon) value it had undertaken to pay. Credit default swaps may also be structured based on an index or the debt of a basket of issuers, rather than a single issuer, and may be customized with respect to the default event that triggers purchase or other factors (for example, a particular number of defaults within a basket, or defaults by a particular combination of issuers within the basket, may trigger a payment obligation).

The fund may buy credit default swaps to hedge against the risk of default of debt securities held in its portfolio or for other reasons. As the buyer of a credit default swap, the fund would make the stream of payments described in the preceding paragraph to the seller of the credit default swap and would expect to receive from the seller a payment in the event of a default on the underlying debt security or other specified event.

Using derivatives, especially for non-hedging purposes, may involve greater risks to the fund than investing directly in securities, particularly as these instruments may be very complex and may not behave in the manner anticipated by the fund. Certain derivative transactions may have a leveraging effect on the fund.

Use of derivatives or similar instruments may have different tax consequences for the fund than an investment in the underlying security, and those differences may affect the amount, timing and character of income distributed to shareholders, including the proportion of income consisting of exempt-interest dividends.

When the fund enters into derivative transactions, it may be required to segregate assets, or enter into offsetting positions, in accordance with applicable regulations. Such segregation will not limit the fund’s exposure to loss, however, and the fund will have investment risk with respect to

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More on the fund’s investment strategies, investments and risks cont’d both the derivative itself and the assets that have been segregated to cover the fund’s derivative exposure. If the segregated assets represent a large portion of the fund’s portfolio, this may impede portfolio management or the fund’s ability to meet redemption requests or other current obligations.

Instead of, and/or in addition to, investing directly in particular securities, the fund may use derivatives and other synthetic instruments that are intended to provide economic exposure to securities, issuers or other measures of market or economic value. The fund may use one or more types of these instruments without limit, except that these instruments are taken into account when determining compliance with the fund’s 80% policy.

The fund’s subadviser may choose not to make use of derivatives.

Other fixed income securities

Subject to the fund’s 80% policy, the fund may purchase fixed income securities that pay interest that is subject to regular federal and/or state income taxes. Fixed income securities represent obligations of corporations, governments and other entities to repay money borrowed, usually at the maturity of the security. These securities may pay fixed, variable or floating rates of interest. However, some fixed income securities, such as zero coupon bonds, do not pay current interest but are issued at a discount from their face values. Other debt instruments, such as certain mortgage-backed and other asset-backed securities, make periodic payments of interest and/or principal. Some debt instruments are partially or fully secured by collateral supporting the payment of interest and principal. “Fixed income securities” are commonly referred to as “notes,” “debt,” “debt obligations,” “debt securities,” “corporate debt,” “bonds” and “corporate bonds,” and these terms are used in this Prospectus interchangeably, and, where used, are not intended to be limiting.

Variable and floating rate securities

Variable rate securities reset at specified intervals, while floating rate securities reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the impact of changes in market interest rates on the value of the security. However, the value of these securities may decline if their interest rates do not rise as much, or as quickly, as other interest rates. Conversely, these securities will not generally increase in value if interest rates decline. The fund may also invest in inverse floating rate debt instruments (“inverse floaters”). Interest payments on inverse floaters vary inversely with changes in interest rates. Inverse floaters pay higher interest (and therefore generally increase in value) when interest rates decline, and vice versa. An inverse floater may exhibit greater price volatility than a fixed rate obligation of similar credit quality.

Structured instruments

The fund may invest in various types of structured instruments, including securities that have demand, tender or put features, or interest rate reset features. These may include instruments issued by structured investment or special purpose vehicles or conduits, and may be asset-backed or mortgage-backed securities. Structured instruments may take the form of participation interests or receipts in underlying securities or other assets, and in some cases are backed by a financial institution serving as a liquidity provider. Some of these instruments may have an interest rate swap feature which substitutes a floating or variable interest rate for the fixed interest rate on an underlying security. Structured instruments are a type of derivative instrument and the payment and credit qualities of these instruments derive from the assets embedded in the structure. For structured securities that have embedded leverage features, small changes in interest or prepayment rates may cause large and sudden price movements. Structured instruments are often subject to heightened liquidity risk.

Tender option bonds

In a tender option bond transaction, the fund transfers securities (typically municipal bonds or other municipal securities) into a special purpose entity, referred to as a tender option bond trust (a “TOB Trust”). The TOB Trust generally issues floating rate notes to third parties and residual interest tender option bonds to the fund. The net proceeds of the sale of the floating rate notes, after expenses, are received by the fund and may be invested in additional securities. The residual interest tender option bonds are inverse floaters, as the return on those bonds is inversely related to changes in a specified interest rate. Distributions on the inverse floaters paid to the fund will be reduced or, in the extreme, eliminated as short-term interest rates rise and will increase when such interest rates fall. Floating rate notes issued by a TOB Trust may be senior to the inverse floaters held by the fund. The fund may enter into tender option bond transactions on either a non-recourse or recourse basis. If the fund invests in a TOB Trust on a recourse basis, it will bear the risk of loss with respect to any liquidation of the TOB Trust. The fund will look through to the underlying securities held by a TOB Trust for purposes of calculating compliance with the fund’s 80% policy. Tender option bond transactions create leverage to the extent the fund invests the net proceeds of the floating rate notes in additional securities, and are considered a form of borrowing.

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Zero coupon, pay-in-kind and deferred interest securities

Zero coupon, pay-in-kind and deferred interest securities may be used by issuers to manage cash flow and maintain liquidity. Zero coupon securities pay no interest during the life of the obligation but are issued at prices below their stated maturity value. Because zero coupon securities pay no interest until maturity, their prices may fluctuate more than other types of securities with the same maturity in the secondary market. However, zero coupon bonds are useful as a tool for managing duration.

Pay-in-kind securities have a stated coupon, but the interest is generally paid in the form of obligations of the same type as the underlying pay-in-kind securities (e.g., bonds) rather than in cash. These securities are more sensitive to the credit quality of the underlying issuer and their secondary market prices may fluctuate more than other types of securities with the same maturity.

Deferred interest securities are obligations that generally provide for a period of delay before the regular payment of interest begins and are issued at a significant discount from face value.

Certain zero coupon, pay-in-kind and deferred interest securities are subject to tax rules applicable to debt obligations acquired with “original issue discount.” The fund would generally have to accrue income on these securities for federal income tax purposes before it receives corresponding cash payments. Because the fund intends to make sufficient annual distributions of its taxable income, including accrued non-cash income, in order to maintain its federal income tax status and avoid fund-level income and excise taxes, the fund might be required to liquidate portfolio securities at a disadvantageous time, or borrow cash, to make these distributions. The fund also accrues income on these securities prior to receipt for accounting purposes. To the extent it is deemed collectible, accrued income is taken into account when calculating the value of these securities and the fund’s net asset value per share, in accordance with the fund’s valuation policies.

When-issued securities, delayed delivery, to be announced and forward commitment transactions

The fund may purchase securities under arrangements (called when-issued, delayed delivery, to be announced or forward commitment basis) where the securities will not be delivered or paid for immediately. The fund will set aside assets to pay for these securities at the time of the agreement. Such transactions involve a risk of loss, for example, if the value of the securities declines prior to the settlement date or if the assets set aside to pay for these securities decline in value prior to the settlement date. Therefore, these transactions may have a leveraging effect on the fund, making the value of an investment in the fund more volatile and increasing the fund’s overall investment exposure. Typically, no income accrues on securities the fund has committed to purchase prior to the time delivery of the securities is made, although the fund may earn income on securities it has set aside to cover these positions.

Short-term investments

The fund may invest in cash, money market instruments and short-term securities, including repurchase agreements, U.S. government securities, bank obligations and commercial paper. A repurchase agreement is a transaction in which the fund purchases a security from a seller, subject to the obligation of the seller to repurchase that security from the fund at a higher price. The repurchase agreement thereby determines the yield during the fund’s holding period, while the seller’s obligation to repurchase is secured by the value of the underlying security held by the fund.

Borrowings and reverse repurchase agreements

The fund may enter into borrowing transactions. Borrowing may make the value of an investment in the fund more volatile and increase the fund’s overall investment exposure. The fund may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to any borrowings. Interest on any borrowings will be a fund expense and will reduce the value of the fund’s shares.

The fund may enter into reverse repurchase agreements, which have characteristics like borrowings. In a reverse repurchase agreement, the fund sells securities to a counterparty, in return for cash, and the fund agrees to repurchase the securities at a later date and for a higher price, representing the cost to the fund for the cash received.

Credit downgrades and other credit events

Credit rating or credit quality of a security is determined at the time of purchase. If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the duration of a security is extended, the subadviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the fund, or if an obligor of such a security has difficulty meeting its obligations, the fund may obtain a new or restructured security or underlying assets. In that case, the fund may become the holder of securities or other assets that it could not purchase or might not otherwise hold (for example, because they are of lower quality or are subordinated to other obligations of the issuer) at a time when those assets may be difficult to sell or can be sold only at a loss. In addition, the fund may incur expenses in an effort to protect the fund’s interest in securities experiencing these events.

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More on the fund’s investment strategies, investments and risks cont’d

Defensive investing

The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions, including by investing in any type of taxable money market instruments and short-term debt securities or holding cash without regard to any percentage limitations. Although the subadviser has the ability to take defensive positions, it may choose not to do so for a variety of reasons, even during volatile market conditions.

Other investments

The fund may also use other strategies and invest in other securities that are described, along with their risks, in the SAI. However, the fund might not use all of the strategies and techniques or invest in all of the types of securities described in this Prospectus or in the SAI. New types of mortgage-backed and asset-backed securities, derivative instruments, hedging instruments and other securities or instruments are developed and marketed from time to time. Consistent with its investment limitations, the fund may invest in new types of securities and instruments.

Percentage and other limitations

For purposes of the fund’s limitations expressed as a percentage of assets or net assets, the term “assets” means net assets plus the amount of any borrowings for investment purposes. The fund’s compliance with its investment limitations and requirements described in this Prospectus is usually determined at the time of investment. If such a percentage limitation is complied with at the time of an investment, any subsequent change in percentage resulting from a change in values or assets, a sale of securities or a change in credit quality, will not constitute a violation of that limitation.

Selection process

The subadviser selects securities primarily by identifying undervalued sectors and individual securities, while also selecting securities it believes will benefit from changes in market conditions. In selecting individual securities, the subadviser:

•	Uses fundamental credit analysis to estimate the relative value and attractiveness of various securities and sectors and to exploit opportunities in the municipal bond market

•	May trade between general obligation and revenue bonds and among various revenue bond sectors, such as housing, hospital and industrial development, based on their apparent relative values

•	Considers the yields available for securities with different maturities and a security’s maturity in light of the outlook for the issuer, its sector and interest rates

•

Seeks to identify individual securities with the most potential for added value, such as those involving unusual situations, new issuers, the potential for credit upgrades, unique structural characteristics or innovative features

More on risks of investing in the fund

Market and interest rate risk. The market prices of fixed income and other securities owned by the fund may go up or down, sometimes rapidly or unpredictably. If the market prices of the securities owned by the fund fall, the value of your investment in the fund will decline. The value of a security may fall due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets or adverse investor sentiment. Changes in market conditions will not typically have the same impact on all types of securities. The value of a security may also fall due to specific conditions that affect a particular sector of the securities market or a particular issuer.

The market prices of securities may fluctuate significantly when interest rates change. When interest rates rise, the value of fixed income securities, and therefore the value of your investment in the fund, generally goes down. Interest rates have been historically low, so the fund faces a heightened risk that interest rates may rise. Generally, the longer the maturity or duration of a fixed income security, the greater the impact of a rise in interest rates on the security’s value. However, calculations of duration and maturity may be based on estimates and may not reliably predict a security’s price sensitivity to changes in interest rates. Moreover, securities can change in value in response to other factors, such as credit risk. In addition, different interest rate measures (such as short- and long-term interest rates and U.S. and foreign interest rates), or interest rates on different types of securities or securities of different issuers, may not necessarily change in the same amount or in the same direction. When interest rates go down, the fund’s yield will decline. Also, when interest rates decline, investments made by the fund may pay a lower interest rate, which would reduce the income received by the fund.

Market events risk. In the past several years financial markets, such as those in the United States, Europe, Asia and elsewhere, have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These conditions may continue, recur, worsen or spread.

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The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government intervention may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve recently has reduced its market support activities. Further reduction or withdrawal of Federal Reserve or other U.S. or non-U.S. governmental or central bank support, including interest rate increases, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the fund invests.

Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.

Economies and financial markets throughout the world are becoming increasingly interconnected. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the fund’s investments may be negatively affected.

Credit risk. If an obligor (such as the issuer itself or a party offering credit enhancement) for a security held by the fund fails to pay, otherwise defaults, is perceived to be less creditworthy, becomes insolvent or files for bankruptcy, a security’s credit rating is downgraded or the credit quality or value of any underlying assets declines, the value of your investment in the fund could decline. If the fund enters into financial contracts (such as certain derivatives, repurchase agreements, reverse repurchase agreements, and when-issued, delayed delivery and forward commitment transactions), the fund will be subject to the credit risk presented by the counterparty. In addition, the number of municipal insurers is relatively small, and, as a result, changes in the financial condition of an individual municipal insurer may affect the overall municipal market. Also, the fund may incur expenses in an effort to protect the fund’s interests or to enforce its rights. Credit risk is broadly gauged by the credit ratings of the securities in which the fund invests. However, ratings are only the opinions of the companies issuing them and are not guarantees as to quality. Securities rated in the lowest category of investment grade (Baa/BBB) may possess certain speculative characteristics. Credit risk is typically greatest for the fund’s high yield debt securities, which are rated below the Baa/BBB categories or unrated securities of comparable quality (“junk bonds”).

The fund may invest in securities which are subordinated to more senior securities of the issuer, or which represent interests in pools of such subordinated securities. The fund is more likely to suffer a credit loss on subordinated securities than on non-subordinated securities of the same issuer. If there is a default, bankruptcy or liquidation of the issuer, most subordinated securities are paid only if sufficient assets remain after payment of the issuer’s non-subordinated securities. In addition, any recovery of interest or principal may take more time. As a result, even a perceived decline in creditworthiness of the issuer is likely to have a greater impact on subordinated securities.

High yield (“junk”) bonds risk. High yield bonds, often called “junk” bonds, have a higher risk of issuer default or may be in default and are considered speculative. Changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of such securities to make principal and interest payments than is the case for higher grade debt securities. The value of lower-quality debt securities often fluctuates in response to company, political, or economic developments and can decline significantly over short as well as long periods of time or during periods of general or regional economic difficulty. High yield bonds may also be less liquid than higher-rated securities, which means the fund may have difficulty selling them at times, and it may have to apply a greater degree of judgment in establishing a price for purposes of valuing fund shares. High yield bonds generally are issued by less creditworthy issuers. Issuers of high yield bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds. In the event of an issuer’s bankruptcy, claims of other creditors may have priority over the claims of high yield bond holders, leaving few or no assets available to repay high yield bond holders. The fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer. High yield bonds frequently have redemption features that permit an issuer to repurchase the security from the fund before it matures. If the issuer redeems high yield bonds, the fund may have to invest the proceeds in bonds with lower yields and may lose income.

Derivatives risk. Derivatives involve special risks and costs and may result in losses to the fund, even when used for hedging purposes. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or the derivatives themselves, behave in a way not anticipated by the fund, especially in abnormal market conditions. Using derivatives also can have a leveraging effect (which may increase investment losses) and increase the fund’s volatility, which is the degree to which the fund’s share price may fluctuate within a short time period. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. The other parties to certain derivatives transactions present the same types of credit risk as issuers of fixed income securities. Derivatives also tend to involve greater liquidity risk and they may be difficult to value. The fund may be unable to terminate or sell its derivative positions. In fact, many over-the-counter derivatives will not have liquidity beyond the counterparty to the instrument. Use of derivatives or similar instruments may have different tax consequences for the fund than an investment in the underlying security, and those differences may affect the amount, timing and character of income distributed to shareholders,

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More on the fund’s investment strategies, investments and risks cont’d including the proportion of income consisting of exempt-interest dividends. The fund’s use of derivatives may also increase the amount of taxes payable by shareholders. The U.S. government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin, and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance or disrupt markets. The fund may be exposed to additional risks as a result of the additional regulations. The extent and impact of the additional regulations are not yet fully known and may not be for some time. In addition, the SEC has proposed a new rule that would change the regulation of the use of derivatives by registered investment companies, such as the fund. If the proposed rule takes effect, it could limit the ability of the fund to invest in derivatives.

Investments by the fund in structured securities, a type of derivative, raise certain tax, legal, regulatory and accounting issues that may not be presented by direct investments in securities. These issues could be resolved in a manner that could hurt the performance of the fund.

Swap agreements tend to shift the fund’s investment exposure from one type of investment to another. For example, the fund may enter into interest rate swaps, which involve the exchange of interest payments by the fund with another party, such as an exchange of floating rate payments for fixed interest rate payments with respect to a notional amount of principal. If an interest rate swap intended to be used as a hedge negates a favorable interest rate movement, the investment performance of the fund would be less than what it would have been if the fund had not entered into the interest rate swap.

Credit default swap contracts involve heightened risks and may result in losses to the fund. Credit default swaps may be illiquid and difficult to value. If the fund buys a credit default swap, it will be subject to the risk that the credit default swap may expire worthless, as the credit default swap would only generate income in the event of a default on the underlying debt security or other specified event. As a buyer, the fund would also be subject to credit risk relating to the seller’s payment of its obligations in the event of a default (or similar event). If the fund sells a credit default swap, it will be exposed to the credit risk of the issuer of the obligation to which the credit default swap relates. As a seller, the fund would also be subject to leverage risk, because it would be liable for the full notional amount of the swap in the event of a default (or similar event).

The absence of a central exchange or market for swap transactions may lead, in some instances, to difficulties in trading and valuation, especially in the event of market disruptions. Recent legislation requires certain swaps to be executed through a centralized exchange or regulated facility and be cleared through a regulated clearinghouse. Although this clearing mechanism is generally expected to reduce counterparty credit risk, it may disrupt or limit the swap market and may not result in swaps being easier to trade or value. As swaps become more standardized, the fund may not be able to enter into swaps that meet its investment needs. The fund also may not be able to find a clearinghouse willing to accept a swap for clearing. In a cleared swap, a central clearing organization will be the counterparty to the transaction. The fund will assume the risk that the clearinghouse may be unable to perform its obligations.

The fund will be required to maintain its positions with a clearing organization through one or more clearing brokers. The clearing organization will require the fund to post margin and the broker may require the fund to post additional margin to secure the fund’s obligations. The amount of margin required may change from time to time. In addition, cleared transactions may be more expensive to maintain than over-the-counter transactions and may require the fund to deposit larger amounts of margin. The fund may not be able to recover margin amounts if the broker has financial difficulties. Also, the broker may require the fund to terminate a derivatives position under certain circumstances. This may cause the fund to lose money.

Risks associated with the use of derivatives are magnified to the extent that an increased portion of the fund’s assets are committed to derivatives in general or are invested in just one or a few types of derivatives.

Leveraging risk. The value of your investment may be more volatile if the fund borrows or uses derivatives or other investments that have a leveraging effect on the fund’s portfolio. Other risks also will be compounded. This is because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have had. The fund may also have to sell assets at inopportune times to satisfy its obligations. The use of leverage is considered to be a speculative investment practice and may result in the loss of a substantial amount, and possibly all, of the fund’s assets.

Tender option bond risk. Tender option bond transactions expose the fund to leverage and credit risk, and generally involve greater risk than investments in fixed rate municipal bonds, including the risk of loss of principal. The interest payments that the fund would typically receive on inverse floating rate debt instruments (“inverse floaters”) acquired in such transactions vary inversely with short-term interest rates and will be reduced (and potentially eliminated) when short-term interest rates increase. In addition, the risk of leverage will be increased to the extent that the fund invests the proceeds that it receives from the sale of floating rate securities in a tender option bond transaction in other securities. Inverse floaters will generally underperform the market for fixed rate municipal securities when interest rates rise. The value and market for inverse floaters can be volatile, and inverse floaters can have limited liquidity. Investments in inverse floaters issued in tender option bond transactions are derivative instruments and, therefore, are also subject to the risks generally applicable to investments in derivatives. Tender option bond transactions may not receive the tax, accounting or regulatory treatment that is anticipated by the fund.

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Liquidity risk. Liquidity risk exists when particular investments are impossible or difficult to sell. Although most of the fund’s investments must be liquid at the time of investment, investments may become illiquid after purchase by the fund, particularly during periods of market turmoil. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling or unable to make a market for certain securities. When the fund holds illiquid investments, the portfolio may be harder to value, especially in changing markets, and if the fund is forced to sell these investments to meet redemption requests or for other cash needs, the fund may suffer a loss. The fund may experience heavy redemptions that could cause the fund to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline. In addition, when there is illiquidity in the market for certain investments, the fund, due to limitations on illiquid investments, may be unable to achieve its desired level of exposure to a certain sector. Further, certain securities, once sold, may not settle for an extended period (for example, several weeks or even longer). The fund will not receive its sales proceeds until that time, which may constrain the fund’s ability to meet its obligations (including obligations to redeeming shareholders).

Risk of increase in expenses. Your actual costs of investing in the fund may be higher than the expenses shown in “Annual fund operating expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease, as a result of redemptions or otherwise, or if a fee limitation is changed or terminated. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.

Tax risk. There is no guarantee that the income on the fund’s municipal securities will remain exempt from regular federal income and Oregon state personal income taxes. Unfavorable legislation, adverse interpretations by federal or state authorities, litigation or noncompliant conduct by the issuer of a municipal security could affect the tax-exempt status of municipal securities.

Prepayment or call risk. Many fixed income securities give the issuer the option to repay or call the security prior to its maturity date. Issuers often exercise this right when interest rates fall. Accordingly, if the fund holds a fixed income security subject to prepayment or call risk, it will not benefit fully from the increase in value that other fixed income securities generally experience when interest rates fall. Upon prepayment of the security, the fund would also be forced to reinvest the proceeds at then current yields, which would be lower than the yield of the security that was paid off. In addition, if the fund purchases a fixed income security at a premium (at a price that exceeds its stated par or principal value), the fund may lose the amount of the premium paid in the event of prepayment.

Extension risk. When interest rates rise, repayments of fixed income securities, particularly asset- and mortgage-backed securities, may occur more slowly than anticipated, extending the effective duration of these fixed income securities at below market interest rates and causing their market prices to decline more than they would have declined due to the rise in interest rates alone. This may cause the fund’s share price to be more volatile.

Non-diversification risk. The fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund. To the extent the fund invests its assets in a smaller number of issuers, the fund will be more susceptible to negative events affecting those issuers than a diversified fund.

Risks relating to investments in municipal securities. Issuers of municipal securities tend to derive a significant portion of their revenue from taxes, particularly property and income taxes, and decreases in personal income levels and property values and other unfavorable economic factors, such as a general economic recession, adversely affect municipal securities. Municipal issuers may also be adversely affected by rising health care costs, increasing unfunded pension liabilities and by the phasing out of federal programs providing financial support. Where municipal securities are issued to finance particular projects, such as those relating to education, health care, transportation, and utilities, issuers often depend on revenues from those projects to make principal and interest payments. Adverse conditions and developments in those sectors can result in lower revenues to issuers of municipal securities, potentially resulting in defaults, and can also have an adverse effect on the broader municipal securities market.

There may be less public information available on municipal issuers or projects than other issuers, and valuing municipal securities may be more difficult. In addition, the secondary market for municipal securities is less well developed and liquid than other markets, and dealers may be less willing to offer and sell municipal securities in times of market turbulence. Changes in the financial condition of one or more individual municipal issuers (or one or more insurers of municipal issuers), or one or more defaults by municipal issuers or insurers, can adversely affect liquidity and valuations in the overall market for municipal securities. The value of municipal securities can also be adversely affected by regulatory and political developments affecting the ability of municipal issuers to pay interest or repay principal, actual or anticipated tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors. In recent periods an increasing number of municipal issuers have defaulted on obligations, been downgraded or commenced insolvency proceedings. Financial difficulties of municipal issuers may continue or get worse.

Risks associated with focusing on investments in Oregon municipal securities. Oregon’s economy was affected by the national economic crisis and, in particular, the collapse of the housing market. Employment levels have increased in recent years, but have not returned to pre-recession levels.

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More on the fund’s investment strategies, investments and risks cont’d

Personal income has also risen. However, a personal income tax “kicker” credit is likely to reduce the State’s personal income tax revenues in 2016 and 2017. A decline in Oregon state tax revenues could result in decreased state assistance to local governments. Municipalities in the state also depend on real estate taxes to meet funding needs, and a decline in real property values (or a sustained period of depressed values) could reduce these tax revenues. The State faces high pension and other post-employment benefit liabilities, which could increase if other participants fail to pay their full contributions. Further reductions in federal funds could place additional strain on the State and local governments and may have a negative effect on their ability to meet their obligations. Furthermore, local municipal issuers in Oregon often are dependent on the state government for a portion of their revenues. These and other factors may affect adversely the ability of the issuers of Oregon municipal securities to make required payments of interest and principal, as well as the market value and marketability of municipal securities held by the fund. The foregoing and other factors may result in losses to the fund. In addition, if the fund has difficulty finding high quality Oregon municipal securities to purchase, the amount of the fund’s income that is subject to Oregon taxes could increase. Also, the fund may be more volatile than a more geographically diverse fund. More detailed information about the economy of Oregon may be found in the SAI.

Valuation risk. Many factors may influence the price at which the fund could sell any particular portfolio investment. The sales price may well differ—higher or lower—from the fund’s last valuation, and such differences could be significant, particularly for illiquid securities and securities that trade in relatively thin markets and/or markets that experience extreme volatility. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value methodologies. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received if the fund had not fair-valued the security or had used a different valuation methodology. The value of foreign securities, certain fixed income securities and currencies, as applicable, may be materially affected by events after the close of the markets on which they are traded, but before the fund determines its net asset value. The fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Cash management and defensive investing risk. The value of the investments held by the fund for cash management or defensive investing purposes can fluctuate. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the fund holds cash uninvested, it will be subject to the credit risk of the depository institution holding the cash. If the fund holds cash uninvested, the fund will not earn income on the cash and the fund’s yield will go down. If a significant amount of the fund’s assets is used for cash management or defensive investing purposes, it may not achieve its investment objective.

Portfolio management risk. The value of your investment may decrease if the subadviser’s judgment about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, or about interest rates is incorrect, or if there are imperfections, errors or limitations in the tools and data used by the subadviser. In addition, the fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the subadviser and could have an adverse effect on the value or performance of the fund.

Redemption risk. The fund may experience periods of heavy redemptions that could cause the fund to liquidate its assets at inopportune times or at a loss or depressed value, particularly during periods of declining or illiquid markets. Redemption risk is greater to the extent that the fund has investors with large shareholdings, short investment horizons, or unpredictable cash flow needs. In addition, redemption risk is heightened during periods of overall market turmoil. The redemption by one or more large shareholders of their holdings in the fund could hurt performance and/or cause the remaining shareholders in the fund to lose money. If one decision maker has control of fund shares owned by separate fund shareholders, including clients or affiliates of the fund’s investment manager, redemptions by these shareholders may further increase the fund’s redemption risk. If the fund is forced to liquidate its assets under unfavorable conditions or at inopportune times, the value of your investment could decline.

Operational risk. Your ability to transact with the fund or the valuation of your investment may be negatively impacted because of the operational risks arising from factors such as processing errors and human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel, and errors caused by third party service providers or trading counterparties. Although the fund attempts to minimize such failures through controls and oversight, it is not possible to identify all of the operational risks that may affect the fund or to develop processes and controls that completely eliminate or mitigate the occurrence of such failures. The fund and its shareholders could be negatively impacted as a result.

Cybersecurity risk. Cybersecurity incidents may allow an unauthorized party to gain access to fund assets, customer data (including private shareholder information), or proprietary information, or cause the fund, the manager, any subadviser and/or its service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.

Please note that there are other factors that could adversely affect your investment and that could prevent the fund from achieving its investment objective. More information about risks appears in the SAI. Before investing, you should carefully consider the risks that you will assume.

16	Western Asset Oregon Municipals Fund

Portfolio holdings

A description of the fund’s policies and procedures with respect to the disclosure of its portfolio holdings is available in the SAI. The fund posts its complete portfolio holdings at www.leggmason.com/mutualfunds (click on the name of the fund) on a quarterly basis. The fund intends to post its complete portfolio holdings 14 calendar days following the quarter-end. The fund intends to post partial information concerning the fund’s portfolio holdings (such as top 10 holdings or sector breakdowns, for example) on the Legg Mason funds’ website on a monthly basis. The fund intends to post this partial information 10 business days following each month-end. Such information will remain available until the next month’s or quarter’s holdings are posted.

Western Asset Oregon Municipals Fund	17

More on fund management

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the fund’s investment manager. LMPFA, with offices at 620 Eighth Avenue, New York, New York 10018, also serves as the investment manager of other Legg Mason-sponsored funds. LMPFA provides administrative and certain oversight services to the fund. As of June 30, 2016, LMPFA’s total assets under management were approximately $210.8 billion.

Western Asset Management Company (“Western Asset”) provides the day-to-day portfolio management of the fund as subadviser. Western Asset, established in 1971, has offices at 385 East Colorado Boulevard, Pasadena, California 91101 and 620 Eighth Avenue, New York, New York 10018. Western Asset acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. As of June 30, 2016, the total assets under management of Western Asset and its supervised affiliates were approximately $452.5 billion.

LMPFA pays the subadviser a portion of the management fee that it receives from the fund. The fund does not pay any additional advisory or other fees for advisory services provided by Western Asset.

LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”). Legg Mason, whose principal executive offices are at 100 International Drive, Baltimore, Maryland 21202, is a global asset management company. As of June 30, 2016, Legg Mason’s asset management operations, including Western Asset and its supervised affiliates, had aggregate assets under management of approximately $741.9 billion.

Investment professionals

The fund is managed by a broad team of investment professionals. The particular mix of investment professionals involved in developing and implementing investment strategies for the fund depends on the asset classes in which the fund invests. Senior members of the portfolio management team are responsible for the development of investment strategy and oversight for the fund and coordination of other relevant investment team members. They work together with the broader Western Asset investment management team on portfolio structure, duration weighting and term structure decisions.

The individuals responsible for day-to-day portfolio management, development of investment strategy, oversight and coordination of the fund are S. Kenneth Leech (Chief Investment Officer), Robert E. Amodeo (Head of Municipals) and David T. Fare (Portfolio Manager). Messrs. Amodeo and Fare have been part of the portfolio management team for the fund since 2006. Mr. Leech has been part of the portfolio management team for the fund since 2014. Messrs. Leech, Amodeo and Fare have been employed by Western Asset as investment professionals for at least the past five years.

The SAI provides information about the investment professionals’ compensation, other accounts managed by the investment professionals and any fund shares held by the investment professionals.

Management fee

The fund pays a management fee at an annual rate that decreases as assets increase, as follows: 0.50% on assets up to and including $500 million; and 0.48% on assets over $500 million.

For the fiscal year ended April 30, 2016, the fund paid LMPFA an effective management fee of 0.40% of the fund’s average daily net assets for management services.

A discussion regarding the basis for the Board’s approval of the fund’s management agreement and subadvisory agreement is available in the fund’s Annual Report for the fiscal year ended April 30, 2016.

Expense limitation

The manager has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses) so that the ratio of total annual operating expenses will not exceed 0.75% for Class A shares, 1.30% for Class C shares, 0.85% for Class FI shares and 0.60% for Class I shares, subject to recapture as described below. These arrangements are expected to continue until December 31, 2017, may be terminated prior to that date by agreement of the manager and the Board, and may be terminated at any time after that date by the manager. These arrangements, however, may be modified by the manager to decrease total annual operating expenses at any time. The manager is also permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the limits described above. In no case will the manager recapture any amount that would result, on any particular business day of the fund, in the class’ total annual operating expenses exceeding the applicable limits described above or any other lower limit then in effect.

Additional information

The fund enters into contractual arrangements with various parties, including, among others, the fund’s investment manager and any subadviser, who provide services to the fund. Shareholders are not parties to, or intended (or “third-party”) beneficiaries of, those contractual arrangements.

18	Western Asset Oregon Municipals Fund

This Prospectus and the SAI provide information concerning the fund that you should consider in determining whether to purchase shares of the fund. The fund may make changes to this information from time to time. Neither this Prospectus nor the SAI is intended to give rise to any contract rights or other rights in any shareholder, other than any rights conferred explicitly by federal or state securities laws that may not be waived.

Distribution

LMIS, a wholly-owned broker/dealer subsidiary of Legg Mason, serves as the fund’s sole and exclusive distributor.

The fund has adopted a Rule 12b-1 shareholder services and distribution plan. Under the plan, the fund pays distribution and/or service fees based on annualized percentages of average daily net assets, of up to 0.15% for Class A shares; up to 0.70% for Class C shares; and up to 0.25% for Class FI shares. From time to time, LMIS and/or financial intermediaries may agree to a reduction or waiver of these fees. These fees are an ongoing expense and, over time, will increase the cost of your investment and may cost you more than other types of sales charges. Class I shares are not subject to distribution and/or service fees under the plan.

Additional payments

In addition to distribution and service fees and sales charges, the distributor, the manager and/or their affiliates make payments for distribution, shareholder servicing, marketing and promotional activities and related expenses out of their profits and other available sources, including profits from their relationships with the fund. These payments are not reflected as additional expenses in the fee table contained in this Prospectus. The recipients of these payments may include the fund’s distributor and affiliates of the manager, as well as non-affiliated broker/dealers, insurance companies, financial institutions and other financial intermediaries through which investors may purchase shares of the fund, including your financial intermediary. The total amount of these payments is substantial, may be substantial to any given recipient and may exceed the costs and expenses incurred by the recipient for any fund-related marketing or shareholder servicing activities. The payments described in this paragraph are often referred to as “revenue sharing payments.” Revenue sharing arrangements are separately negotiated between the distributor, the manager and/or their affiliates, and the recipients of these payments.

Revenue sharing payments create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the fund to you. Contact your financial intermediary for details about revenue sharing payments it receives or may receive. Revenue sharing payments, as well as payments under the shareholder services and distribution plan (where applicable), also benefit the manager, the distributor and their affiliates to the extent the payments result in more assets being invested in the fund on which fees are being charged.

Western Asset Oregon Municipals Fund	19

Choosing a class of shares to buy

Individual investors can generally invest in Class A and Class C shares. Class C shares are not available for purchase through accounts where Legg Mason Investor Services, LLC is the broker-dealer of record (“LMIS Accounts”). Individual investors who invest directly with the fund and who meet the $1,000,000 minimum initial investment requirement may purchase Class I shares.

Institutional Investors and Clients of Eligible Financial Intermediaries should refer to “Institutional Investors — eligible investors” below for a description of the classes available to them. Each class has different sales charges and expenses, allowing you to choose a class that may be appropriate for you.

When choosing which class of shares to buy, you should consider:

•	How much you plan to invest

•	How long you expect to own the shares

•	The expenses paid by each class detailed in the fee table and example at the front of this Prospectus

•	Whether you qualify for any reduction or waiver of sales charges

•	Availability of share classes

When choosing between Class A and Class C shares, keep in mind that, generally speaking, the larger the size of your investment and the longer your investment horizon, the more likely it will be that Class C shares will not be as advantageous as Class A shares. The annual distribution and/or service fees on Class C shares may cost you more over the longer term than the front-end sales charge and service fees you would have paid for larger purchases of Class A shares. If you are eligible to purchase Class I shares, you should be aware that Class I shares are not subject to a front-end sales charge or distribution or service fees and generally have lower annual expenses than Class A or Class C shares.

Each class of shares is authorized to pay fees for recordkeeping services to Service Agents. As a result, operating expenses of classes that incur new or additional recordkeeping fees may increase over time.

You may buy shares:

•

Through banks, brokers, dealers, insurance companies, investment advisers, financial consultants or advisers, mutual fund supermarkets and other financial intermediaries that have entered into an agreement with the distributor to sell shares of the fund (each called a “Service Agent”)

•	Directly from the fund

Your Service Agent may provide shareholder services that differ from the services provided by other Service Agents. Services provided by your Service Agent may vary by class. You should ask your Service Agent to explain the shareholder services it provides for each class and the compensation it receives in connection with each class. Remember that your Service Agent may receive different compensation depending on the share class in which you invest.

Your Service Agent may not offer all classes of shares. You should contact your Service Agent for further information.

More information about the fund’s classes of shares is available through the Legg Mason funds’ website. You’ll find detailed information about sales charges and ways you can qualify for reduced or waived sales charges, including:

•	The front-end sales charges that apply to the purchase of Class A shares

•	The contingent deferred sales charges that apply to the redemption of Class C shares and certain Class A shares

•	Who qualifies for lower sales charges on Class A shares

•	Who qualifies for a sales load waiver

To visit the website, go to www.leggmason.com/mutualfunds, and click on the name of the fund. On the selected fund’s page, scroll to the bottom of the page and click on the disclosure labeled “Click here for Legg Mason Funds sales charge and breakpoint information.”

20	Western Asset Oregon Municipals Fund

Comparing the fund’s classes

The following table compares key features of the fund’s classes. You should review the fee table and example at the front of this Prospectus carefully before choosing your share class. Your Service Agent can help you choose a class that may be appropriate for you. Please contact your Service Agent regarding the availability of Class FI shares. You may be required to provide appropriate documentation confirming your eligibility to invest in this share class. Your Service Agent may receive different compensation depending upon which class you choose.

	Key features	Initial sales charge	Contingent deferred sales charge	Annual distribution and/or service fees	Exchange privilege[1]
Class A	• Initial sales charge • You may qualify for reduction or waiver of initial sales charge • Generally lower annual expenses than Class C	Up to 4.25%; reduced or waived for large purchases and certain investors. No charge for purchases of $1 million or more	1.00% on purchases of $1 million or more if you redeem within 18 months of purchase; waived for certain investors	0.15% of average daily net assets	Class A shares of funds sold by the distributor
Class C	• No initial sales charge • Contingent deferred sales charge for only 1 year • Does not convert to Class A • Generally higher annual expenses than Class A • Not available through LMIS Accounts	None	1.00% if you redeem within 1 year of purchase; waived for certain investors	0.70% of average daily net assets	Class C shares of funds sold by the distributor
Class FI	• No initial or contingent deferred sales charge • Only offered to Clients of Eligible Financial Intermediaries	None	None	0.25% of average daily net assets	Class FI shares of funds sold by the distributor
Class I

•  No initial or contingent deferred sales charge

•  Only offered to Institutional Investors, Clients of Eligible Financial Intermediaries and other eligible investors

•   Generally lower annual expenses than other classes

		None	None	None	Class I shares of funds sold by the distributor

[1]	Ask your Service Agent about the funds available for exchange.

Western Asset Oregon Municipals Fund	21

Sales charges

Class A shares

You buy Class A shares at the offering price, which is the net asset value plus a sales charge. You pay a lower rate as the size of your investment increases to certain levels called breakpoints. You do not pay a sales charge on the fund’s distributions or dividends that you reinvest in additional Class A shares.

The table below shows the rate of sales charge you pay, depending on the amount you purchase. It also shows the amount of broker/dealer compensation that will be paid out of the sales charge if you buy shares from a Service Agent. For Class A shares sold by the distributor, the distributor will receive the sales charge imposed on purchases of Class A shares (or any contingent deferred sales charge paid on redemptions) and will retain the full amount of such sales charge. Service Agents will receive a distribution and/or service fee payable on Class A shares at an annual rate of up to 0.15% of the average daily net assets represented by the Class A shares serviced by them.

Amount of investment	Sales charge as a % of offering price	Sales charge as a % of net amount invested	Broker/dealer commission as a % of offering price
Less than $100,000	4.25	4.44	4.00
$100,000 but less than $250,000	3.50	3.63	3.00
$250,000 but less than $500,000	2.50	2.56	2.00
$500,000 but less than $750,000	2.00	2.04	1.60
$750,000 but less than $1 million	1.50	1.52	1.20
$1 million or more[1]	-0-	-0-	up to 1.00

[1]

The distributor may pay a commission of up to 1.00% to a Service Agent for purchase amounts of $1,000,000 or more. In such cases, starting in the thirteenth month after purchase, the Service Agent will also receive an annual distribution and/or service fee of up to 0.15% of the average daily net assets represented by the Class A shares held by its clients. Prior to the thirteenth month, the distributor will retain this fee. Where the Service Agent does not receive the payment of this commission, the Service Agent will instead receive the annual distribution and/or service fee starting immediately after purchase. Please contact your Service Agent for more information.

Investments of $1,000,000 or more

You do not pay an initial sales charge when you buy $1,000,000 or more of Class A shares. However, if you redeem these Class A shares within 18 months of purchase, you will pay a contingent deferred sales charge of 1.00%.

Qualifying for a reduced Class A sales charge

There are several ways you can combine multiple purchases of shares of funds sold by the distributor to take advantage of the breakpoints in the Class A sales charge schedule. In order to take advantage of reductions in sales charges that may be available to you when you purchase fund shares, you must inform your Service Agent or the fund if you are eligible for a letter of intent or a right of accumulation and if you own shares of other funds that are eligible to be aggregated with your purchases. Certain records, such as account statements, may be necessary in order to verify your eligibility for a reduced sales charge.

•	Accumulation Privilege – allows you to combine the current value of shares of the fund with other shares of funds sold by the distributor that are owned by:

•	you or

•	your spouse and children under the age of 21

with the dollar amount of your next purchase of Class A shares for purposes of calculating the initial sales charges.

If you hold fund shares in accounts at two or more Service Agents, please contact your Service Agents to determine which shares may be combined.

Shares of money market funds sold by the distributor acquired by exchange from other funds offered with a sales charge may be combined. Shares of money market funds sold by the distributor that were not acquired by exchange from other funds offered with a sales charge may not be combined. Please contact your Service Agent or the fund for additional information.

Certain trustees and other fiduciaries may be entitled to combine accounts in determining their sales charge.

•

Letter of Intent – allows you to purchase Class A shares of funds sold by the distributor over a 13-month period and pay the same sales charge, if any, as if all shares had been purchased at once. At the time you enter into the letter of intent, you select your asset goal amount. Generally, purchases of shares of funds sold by the distributor that are purchased during the 13-month period by:

•	you or

•	your spouse and children under the age of 21

22	Western Asset Oregon Municipals Fund

are eligible for inclusion under the letter of intent, based on the public offering price at the time of the purchase and any capital appreciation on those shares. In addition, you can include the current value of any eligible holdings toward your asset goal amount.

If you hold shares of funds sold by the distributor in accounts at two or more Service Agents, please contact your Service Agents to determine which shares may be credited toward your asset goal amount.

Shares of money market funds sold by the distributor acquired by exchange from other funds offered with a sales charge may be credited toward your asset goal amount. Please contact your Service Agent for additional information.

If you do not meet your asset goal amount, shares in the amount of any sales charges due, based on the amount of your actual purchases, will be redeemed from your account.

Waivers for certain Class A investors

Class A initial sales charges are waived for certain types of investors, including:

•	Shareholders investing in Class A shares through LMIS Accounts

•	Employees of Service Agents

•	Investors who redeemed Class A shares of a fund sold by the distributor in the past 60 days, if the investor’s Service Agent is notified

•	Directors and officers of any Legg Mason-sponsored fund

•	Employees of Legg Mason and its subsidiaries

If you qualify for a waiver of the Class A initial sales charge, you must notify your Service Agent or the fund at 1-877-721-1926 at the time of purchase and provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the initial sales charge waiver.

If you want to learn about additional waivers of Class A initial sales charges, contact your Service Agent or the fund, consult the SAI or visit the Legg Mason funds’ website, www.leggmason.com/mutualfunds, and click on the name of the fund. On the selected fund’s page, scroll to the bottom of the page and click on the disclosure labeled “Click here for Legg Mason Funds sales charge and breakpoint information.”

Class C shares

You buy Class C shares at net asset value with no initial sales charge. However, if you redeem your Class C shares within one year of purchase, you will pay a contingent deferred sales charge of 1.00%. Class C shares are not available for purchase through LMIS Accounts.

LMIS generally will pay Service Agents selling Class C shares a commission of up to 0.75% of the purchase price of the Class C shares they sell. LMIS will retain the contingent deferred sales charges and an annual distribution and/or service fee of up to 0.70% of the average daily net assets represented by the Class C shares serviced by these Service Agents until the thirteenth month after purchase. Starting in the thirteenth month after purchase, these Service Agents will receive an annual distribution and/or service fee of up to 0.70% of the average daily net assets represented by the Class C shares serviced by them.

Class FI shares

You buy Class FI shares at net asset value with no initial sales charge and no contingent deferred sales charge when redeemed.

Service Agents receive an annual distribution and/or service fee of up to 0.25% of the average daily net assets represented by the Class FI shares serviced by them.

Class I shares

You buy Class I shares at net asset value with no initial sales charge and no contingent deferred sales charge when redeemed. Class I shares are not subject to any distribution and/or service fees.

Western Asset Oregon Municipals Fund	23

More about contingent deferred sales charges

The contingent deferred sales charge is based on the net asset value at the time of purchase or redemption, whichever is less, and therefore you do not pay a sales charge on amounts representing appreciation or depreciation.

In addition, you do not pay a contingent deferred sales charge:

•	When you exchange shares for shares of another fund sold by the distributor

•	On shares representing reinvested distributions and dividends

•	On shares no longer subject to the contingent deferred sales charge

Each time you place a request to redeem shares, the fund will first redeem any shares in your account that are not subject to a contingent deferred sales charge and then redeem the shares in your account that have been held the longest.

If you redeem shares of a fund sold by the distributor and pay a contingent deferred sales charge, you may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any contingent deferred sales charge imposed on the prior redemption. Please contact your Service Agent or the fund for additional information.

The distributor receives contingent deferred sales charges as partial compensation for its expenses in selling shares, including the payment of compensation to your Service Agent.

Contingent deferred sales charge waivers

The contingent deferred sales charge for each share class will generally be waived:

•	On payments made through certain systematic withdrawal plans

•	For involuntary redemptions of small account balances

•	For 12 months following the death or disability of a shareholder

If you want to learn more about additional waivers of contingent deferred sales charges, contact your Service Agent or the fund, consult the SAI or visit the Legg Mason funds’ website, www.leggmason.com/mutualfunds, and click on the name of the fund. On the selected fund’s page, scroll to the bottom of the page and click on the disclosure labeled “Click here for Legg Mason Funds sales charge and breakpoint information.”

24	Western Asset Oregon Municipals Fund

Institutional Investors — eligible investors

Clients of Eligible Financial Intermediaries

“Clients of Eligible Financial Intermediaries” are investors who invest in the fund through financial intermediaries that (i) charge such investors an ongoing fee for advisory, investment, consulting or similar services, or (ii) have entered into an agreement with the distributor to offer Class A, Class FI or Class I shares through a no-load network or platform (“Eligible Investment Programs”). Such investors may include pension and profit sharing plans, other employee benefit trusts, endowments, foundations and corporations. Eligible Investment Programs may also include college savings vehicles such as Section 529 plans and direct retail investment platforms through mutual fund “supermarkets,” where the sponsor links its client’s account to a master account in the sponsor’s name. The financial intermediary may impose separate investment minimums.

Clients of Eligible Financial Intermediaries may generally invest in Class A, Class FI and Class I shares. Class I shares are available for exchange from Class A or Class C shares of the fund by participants in Eligible Investment Programs under certain limited circumstances.

Institutional Investors

“Institutional Investors” may include corporations, banks, trust companies, insurance companies, investment companies, foundations, endowments, defined benefit plans and other similar entities. The distributor or the financial intermediary may impose additional eligibility requirements or criteria to determine if an investor, including the types of investors listed above, qualifies as an Institutional Investor.

Institutional Investors may invest in Class I shares if they meet the $1,000,000 minimum initial investment requirement. Institutional Investors may also invest in Class A and Class C shares, which have different investment minimums, fees and expenses.

Class FI shares

Class FI shares are offered only to Clients of Eligible Financial Intermediaries.

Class I shares

Class I shares are offered only to Institutional Investors and individual investors (investing directly with the fund) who meet the $1,000,000 minimum initial investment requirement, Clients of Eligible Financial Intermediaries and other investors authorized by LMIS. Certain waivers of these requirements for individuals associated with the fund, Legg Mason or its affiliates are discussed in the SAI.

Other considerations

Financial intermediaries may choose to impose qualification requirements that differ from the fund’s share class eligibility standards. In certain cases this could result in the selection of a share class with higher distribution and/or service fees than otherwise would have been charged. The fund is not responsible for, and has no control over, the decision of any financial intermediary to impose such differing requirements. Please consult with your financial intermediary for more information about available share classes.

Your Service Agent may not offer all share classes. Please contact your Service Agent for additional details.

Western Asset Oregon Municipals Fund	25

Buying shares

Generally

You may buy shares at their net asset value next determined after receipt by your Service Agent or the transfer agent of your purchase request in good order, plus any applicable sales charge.

The fund may not be available for sale in certain states. Prospective investors should inquire as to whether the fund is available for sale in their state of residence.

You must provide the following information for your order to be processed:

•    Name of fund being bought

•   Class of shares being bought

•    Dollar amount or number of shares being bought (as applicable)

•   Account number (if existing account)

Through a Service Agent	You should contact your Service Agent to open a brokerage account and make arrangements to buy shares. Your Service Agent may charge an annual account maintenance fee.
Through the fund

Investors should contact the fund at 1-877-721-1926 to open an account and make arrangements to buy shares.

For initial purchases, complete and send your account application to the fund at one of the following addresses:

Regular Mail:

Legg Mason Funds

P.O. Box 9699

Providence, RI 02940-9699

Express, Certified or Registered Mail:

Legg Mason Funds

4400 Computer Drive

Westborough, MA 01581

Subsequent purchases should be sent to the same addresses. Enclose a check to pay for the shares.

For more information, please call the fund between 8:00 a.m. and 5:30 p.m. (Eastern time).

Through a systematic investment plan

You may authorize your Service Agent or the transfer agent to transfer funds automatically from (i) a regular bank account, (ii) cash held in a brokerage account with a Service Agent or (iii) certain money market funds, in order to buy shares on a regular basis.

•    Amounts transferred must meet the applicable minimums (see “Purchase and sale of fund shares”)

•    Amounts may be transferred monthly, every alternate month, quarterly, semi-annually or annually

•    If you do not have sufficient funds in your account on a transfer date, you may be charged a fee

For more information, please contact your Service Agent or the fund or consult the SAI.

26	Western Asset Oregon Municipals Fund

Exchanging shares

Generally

You may exchange shares of the fund for the same class of shares of other funds sold by the distributor on any day that both the fund and the fund into which you are exchanging are open for business. For investors who qualify as Clients of Eligible Financial Intermediaries and participate in Eligible Investment Programs made available through their financial intermediaries (such as investors in fee-based advisory or mutual fund “wrap” programs), an exchange may be made from Class A or Class C shares to Class I shares of the same fund under certain limited circumstances. Please refer to the section of this Prospectus titled “Institutional Investors — eligible investors” or contact your financial intermediary for more information.

An exchange of shares of one fund for shares of another fund is considered a sale and generally results in a capital gain or loss for federal income tax purposes. An exchange of shares of one class directly for shares of another class of the same fund normally should not be taxable for federal income tax purposes. You should talk to your tax advisor before making an exchange.

The exchange privilege is not intended as a vehicle for short-term trading. The fund may suspend or terminate your exchange privilege if you engage in a pattern of excessive exchanges.

Legg Mason offers a distinctive family of funds tailored to help meet the varying needs of large and small investors

You may exchange shares at their net asset value next determined after receipt by your Service Agent or the transfer agent of your exchange request in good order.

•   If you bought shares through a Service Agent, contact your Service Agent to learn which funds your Service Agent makes available to you for exchanges

•   If you bought shares directly from the fund, contact the fund at 1-877-721-1926 to learn which funds are available to you for exchanges

•   Exchanges may be made only between accounts that have identical registrations

•   Not all funds offer all classes

•    Some funds are offered only in a limited number of states. Your Service Agent or the fund will provide information about the funds offered in your state

Always be sure to read the prospectus of the fund into which you are exchanging shares.

Investment minimums, sales charges and other requirements

•   In most instances, your shares will not be subject to an initial sales charge or a contingent deferred sales charge at the time of the exchange. You may be charged an initial or contingent deferred sales charge if the shares being exchanged were not subject to a sales charge

•    Except as noted above, your contingent deferred sales charge (if any) will continue to be measured from the date of your original purchase of shares subject to a contingent deferred sales charge and you will be subject to the contingent deferred sales charge of the fund that you originally purchased

•   You will generally be required to meet the minimum investment requirement for the class of shares of the fund or share class into which your exchange is made (except in the case of systematic exchange plans)

•    Your exchange will also be subject to any other requirements of the fund or share class into which you are exchanging shares

•    The fund may suspend or terminate your exchange privilege if you engage in a pattern of excessive exchanges

By telephone	Contact your Service Agent or, if you hold shares directly with the fund, call the fund at 1-877-721-1926 between 8:00 a.m. and 5:30 p.m. (Eastern time) for information. Exchanges are priced at the net asset value next determined.
By mail

Contact your Service Agent or, if you hold shares directly with the fund, write to the fund at one of the following addresses:

Regular Mail:

Legg Mason Funds

P.O. Box 9699

Providence, RI 02940-9699

Express, Certified or Registered Mail:

Legg Mason Funds

4400 Computer Drive

Westborough, MA 01581

Through a systematic exchange plan

You may be permitted to schedule automatic exchanges of shares of the fund for shares of other funds available for exchange. All requirements for exchanging shares described above apply to these exchanges. In addition:

•    Exchanges may be made monthly, every alternate month, quarterly, semi-annually or annually

•    Each exchange must meet the applicable investment minimums for systematic investment plans (see “Purchase and sale of fund shares”)

For more information, please contact your Service Agent or the fund or consult the SAI.

Western Asset Oregon Municipals Fund	27

Redeeming shares

Generally

You may redeem shares at their net asset value next determined after receipt by your Service Agent or the transfer agent of your redemption request in good order, less any applicable contingent deferred sales charge.

If the shares are held by a fiduciary or corporation, partnership or similar entity, other documents may be required.

Redemption proceeds

Your redemption proceeds normally will be sent within 3 business days after your request is received in good order, but in any event within 7 days, except that your proceeds may be delayed for up to 10 days if your share purchase was made by check.

Your redemption proceeds may be delayed, or your right to receive redemption proceeds suspended, if the New York Stock Exchange (“NYSE”) is closed (other than on weekends or holidays) or trading is restricted, if an emergency exists, or otherwise as permitted by order of the SEC.

If you have a brokerage account with a Service Agent, your redemption proceeds will be sent to your Service Agent. Your redemption proceeds can be sent by check to your address of record or by wire or electronic transfer (ACH) to a bank account designated by you. To change the bank account designated to receive wire or electronic transfers, you will be required to deliver a new written authorization and may be asked to provide other documents. You may be charged a fee on a wire or an electronic transfer (ACH).

In other cases, unless you direct otherwise, your proceeds will be paid by check mailed to your address of record.

The fund reserves the right to pay redemption proceeds by giving you securities. You may pay transaction costs to dispose of the securities, and you may receive less for them than the price at which they were valued for purposes of the redemption.

By mail

Contact your Service Agent or, if you hold shares directly with the fund, write to the fund at one of the following addresses:

Regular Mail:

Legg Mason Funds

P.O. Box 9699

Providence, RI 02940-9699

Express, Certified or Registered Mail:

Legg Mason Funds

4400 Computer Drive

Westborough, MA 01581

Your written request must provide the following:

•    The fund name, the class of shares being redeemed and your account number

•   The dollar amount or number of shares being redeemed

•    Signature of each owner exactly as the account is registered

•   Medallion signature guarantees, as applicable (see “Other things to know about transactions”)

By telephone

If your account application permits, you may be eligible to redeem shares by telephone. Contact your Service Agent or, if you hold shares directly with the fund, call the fund at 1-877-721-1926 between 8:00 a.m. and 5:30 p.m. (Eastern time) for more information. Please have the following information ready when you call:

•    Name of fund being redeemed

•   Class of shares being redeemed

•    Account number

Systematic withdrawal plans

You may be permitted to schedule automatic redemptions of a portion of your shares. To qualify, you must own shares of the fund with a value of at least $5,000 and each automatic redemption must be at least $50 per transaction per month and $150 quarterly per fund.

The following conditions apply:

•    Redemptions may be made monthly, quarterly, semi-annually or annually

•   If your shares are subject to a contingent deferred sales charge, the charge will be required to be paid upon redemption. However, the charge will be waived if your automatic redemptions are equal to or less than 2% per month of your account balance on the date the redemptions commence, up to a maximum of 12% in one year

•    You must elect to have all dividends and distributions reinvested

For more information, please contact your Service Agent or the fund or consult the SAI.

28	Western Asset Oregon Municipals Fund

Other things to know about transactions

When you buy, exchange or redeem shares, your request must be in good order. This means you have provided the following information, without which your request may not be processed:

•	Name of the fund

•	Your account number

•	In the case of a purchase (including a purchase as part of an exchange transaction), the class of shares being bought

•	In the case of an exchange or redemption, the class of shares being exchanged or redeemed (if you own more than one class)

•	Dollar amount or number of shares being bought, exchanged or redeemed

•	In certain circumstances, the signature of each owner exactly as the account is registered (see “Redeeming shares”)

In certain circumstances, such as during periods of market volatility, severe weather and emergencies, shareholders may experience difficulties placing exchange or redemption orders by telephone. In that case, shareholders should consider using the fund’s other exchange and redemption procedures described under “Exchanging shares” and “Redeeming shares.”

The transfer agent or the fund will employ reasonable procedures to confirm that any telephone exchange or redemption request is genuine, which may include recording calls, asking the caller to provide certain personal identification information, sending you a written confirmation or requiring other confirmation procedures from time to time. If these procedures are followed, neither the fund nor its agents will bear any liability for these transactions, subject to applicable law.

The fund has the right to:

•	Suspend the offering of shares

•	Waive or change minimum initial and additional investment amounts

•	Reject any purchase or exchange order

•	Change, revoke or suspend the exchange privilege

•	Suspend telephone transactions

•	Suspend or postpone redemptions of shares on any day when trading on the NYSE is restricted or as otherwise permitted by the SEC

•	Close your account after a period of inactivity, as determined by state law, and transfer your shares to the appropriate state

For your protection, the fund or your Service Agent may request additional information in connection with large redemptions, unusual activity in your account, or otherwise to ensure your redemption request is in good order. Please contact your Service Agent or the fund for more information.

Medallion signature guarantees

To be in good order, your redemption request must include a Medallion signature guarantee if you:

•	Are redeeming shares and sending the proceeds to an address or bank not currently on file

•	Changed your account registration or your address within 30 days

•	Want the check paid to someone other than the account owner(s)

•	Are transferring the redemption proceeds to an account with a different registration

A Medallion signature guarantee may also be required if you:

•	Are making changes to the account registration after the account has been opened; and

•	Are transferring shares to an account in another Legg Mason fund with a different account registration

When a Medallion signature guarantee is called for, the shareholder should have a Medallion signature guarantee stamped under his or her signature. You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loan institutions, national securities exchanges, registered securities associations and clearing agencies (each an “Eligible Guarantor Institution”), but not from a notary public. The fund and its agents reserve the right to reject any Medallion signature guarantee pursuant to written signature guarantee standards or procedures, which may be revised in the future to permit them to reject Medallion signature guarantees from Eligible Guarantor Institutions. The fund may change the signature guarantee requirements from time to time without prior notice to shareholders.

Western Asset Oregon Municipals Fund	29

Other things to know about transactions cont’d

Restrictions on the availability of the fund outside the United States

The distribution of this Prospectus and the offering of shares of the fund are restricted in certain jurisdictions. This Prospectus is not an offer or solicitation in any jurisdiction where such offer or solicitation is unlawful, where the person making an offer or solicitation is not authorized to make it or a person receiving an offer or solicitation may not lawfully receive it or may not lawfully invest in the fund. Investors should inform themselves as to the legal requirements within their own country before investing in the fund.

This Prospectus, and the offer of shares hereunder, are not directed at persons outside the United States. In particular, the fund is not intended to be marketed to prospective investors in any member state of the European Union, Iceland, Liechtenstein or Norway (collectively, the “European Economic Area” or “EEA”). No notification or application has been made to the competent authority of any member state of the EEA under the Alternative Investment Fund Managers Directive (or any applicable legislation or regulations made thereunder) to market the fund to investors in the EEA and it is not intended that any such notification or application shall be made.

U.S. citizens with addresses in the United States, and non-U.S. citizens who reside in the United States and have U.S. addresses, are permitted to establish accounts with the fund. For these purposes, the “United States” and “U.S.” include U.S. territories.

The fund generally does not permit persons who do not reside in the United States or who do not have U.S. addresses to establish accounts. Therefore, U.S. citizens residing in foreign countries, as well as non-U.S. citizens residing in foreign countries, generally will not be permitted to establish accounts with the fund.

For further information, you or your Service Agent may contact the fund at 877-721-1926 or 203-703-6002.

Anti-money laundering

Federal anti-money laundering regulations require all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you sign your account application, you may be asked to provide additional information in order for the fund to verify your identity in accordance with these regulations. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other federal regulations.

Small account fees/Mandatory redemptions

Small accounts may be subject to a small account fee or to mandatory redemption, as described below, depending on whether the account is held directly with the fund or through a Service Agent.

Direct accounts

Direct accounts generally include accounts held in the name of the individual investor on the fund’s books and records. To offset the relatively higher impact on fund expenses of servicing smaller direct accounts, if your shares are held in a direct account and the value of your account is below $1,000 (if applicable, $250 for retirement plans that are not employer-sponsored) for any reason (including declines in net asset value), the fund may charge you a fee of $3.75 per account that is determined and assessed quarterly on the next-to-last business day of the quarter (with an annual maximum of $15.00 per account). The small account fee will be charged by redeeming shares in your account. If the value of your account is $3.75 or less, the amount in the account may be exhausted to pay the small account fee. The small account fee will not be assessed on systematic investment plans until the end of the first quarter after the account has been established for 21 months. Payment of the small account fee through a redemption of fund shares may result in tax consequences to you (see “Taxes” for more information).

The small account fee will not be charged on, if applicable: (i) Retirement Plans (but will be charged on other plans that are not employer-sponsored such as traditional and Roth individual retirement accounts, Coverdell education savings accounts, individual 403(b)(7) custodial accounts, Keogh plans, SEPs, SARSEPs, SIMPLE IRAs or similar accounts); (ii) Legg Mason funds that have been closed to subsequent purchases for all classes; (iii) accounts that do not have a valid address as evidenced by mail being returned to the fund or its agents; and (iv) Class FI and Class I shares.

If your share class is no longer offered, you may not be able to bring your account up to the minimum investment amount (although you may exchange into existing accounts of other Legg Mason funds in which you hold the same share class, to the extent otherwise permitted by those funds and subject to any applicable sales charges).

The small account fee is calculated on a fund-by-fund basis. If you have accounts in multiple funds, they will not be aggregated for the purpose of calculating the small account fee.

Non-direct accounts

“Non-direct accounts” include omnibus accounts and accounts jointly maintained by the Service Agent and the fund. Such accounts are not subject to the small account fee that may be charged to direct accounts.

30	Western Asset Oregon Municipals Fund

The fund reserves the right to ask you to bring your non-direct account up to a minimum investment amount determined by your Service Agent if the aggregate value of the fund shares in your account is less than $500 for any reason (including solely due to declines in net asset value and/or failure to invest at least $500 within a reasonable period). You will be notified in writing and will have 60 days to make an additional investment to bring your account value up to the required level. If you choose not to do so within this 60-day period, the fund may close your account and send you the redemption proceeds. If your share class is no longer offered, you may not be able to bring your account up to the minimum investment amount. Some shareholders who hold accounts in multiple classes of the same fund may have those accounts aggregated for the purposes of these calculations. If your account is closed, you will not be eligible to have your account reinstated without imposition of any sales charges that may apply to your new purchase. Please contact your Service Agent for more information. Any redemption of fund shares may result in tax consequences to you (see “Taxes” for more information).

All accounts

The fund may, with prior notice, change the minimum size of accounts subject to mandatory redemption, which may vary by class, implement fees for small non-direct accounts or change the amount of the fee for small direct accounts.

Subject to applicable law, the fund may, with prior notice, adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

For more information, please contact your Service Agent or the fund or consult the SAI.

Frequent trading of fund shares

Frequent purchases and redemptions of fund shares may interfere with the efficient management of the fund, increase fund transaction costs, and have a negative effect on the fund’s long-term shareholders. For example, in order to handle large flows of cash into and out of the fund, the subadviser may need to allocate more assets to cash or other short-term investments or sell securities, rather than maintaining full investment in securities selected to achieve the fund’s investment objective. Frequent trading may cause the fund to sell securities at less favorable prices. Transaction costs, such as brokerage commissions and market spreads, can detract from the fund’s performance. In addition, the return received by long-term shareholders may be reduced when trades by other shareholders are made in an effort to take advantage of certain pricing discrepancies, when, for example, it is believed that the fund’s share price, which is determined at the close of the NYSE on each trading day, does not accurately reflect the value of the fund’s investments. Funds investing in foreign securities have been particularly susceptible to this form of arbitrage, but other funds could also be affected.

Because of the potential harm to funds sold by the fund’s distributor and their long-term shareholders, the Board has approved policies and procedures that are intended to detect and discourage excessive trading and market timing abuses through the use of various surveillance techniques. Under these policies and procedures, the fund may limit additional exchanges or purchases of fund shares by shareholders who are believed by the manager to be engaged in these abusive trading activities in the fund or in other funds sold by the distributor. In the event that an exchange or purchase request is rejected, the shareholder may nonetheless redeem its shares. The intent of the policies and procedures is not to inhibit legitimate strategies, such as asset allocation, dollar cost averaging, or similar activities that may nonetheless result in frequent trading of fund shares.

Under the fund’s policies and procedures, the fund reserves the right to restrict or reject purchases of shares (including exchanges) without prior notice whenever a pattern of excessive trading by a shareholder is detected in funds sold by the distributor. A committee established by the manager administers the policy. The policy provides that the committee may take action, which may include using its best efforts to restrict a shareholder’s trading privileges in funds sold by the distributor, if that shareholder has engaged in one or more “Round Trips” across all funds sold by the distributor. However, the committee has the discretion to determine that action is not necessary if it is determined that the pattern of trading is not abusive or harmful. In making such a determination, the committee will consider, among other things, the nature of the shareholder’s account, the reason for the frequent trading, the amount of trading and the particular funds in which the trading has occurred. Additionally, the committee has the discretion to make inquiries or to take any action against a shareholder whose trading appears inconsistent with the frequent trading policy, regardless of the number of Round Trips. Examples of the types of actions the committee may take include heightened surveillance of a shareholder account, providing a written warning letter to an account holder, restricting the shareholder from purchasing additional shares in the fund altogether or imposing other restrictions (such as requiring purchase orders to be submitted by mail) that would deter the shareholder from trading frequently in the fund. The committee will generally follow a system of progressive deterrence, although it is not required to do so.

A “Round Trip” is defined as a purchase (including subscriptions and exchanges) into a fund sold by the distributor either preceded or followed by a sale (including redemptions and exchanges) of the same or a similar number of shares out of that fund within 30 days of such purchase. Purchases and sales of the fund’s shares pursuant to an automatic investment plan or similar program for periodic transactions are not considered in determining Round Trips. These policies and procedures do not apply to money market funds sold by the distributor.

The policies apply to any account, whether a direct account or accounts with financial intermediaries such as investment advisers, broker/dealers or retirement plan administrators, commonly called omnibus accounts, where the intermediary holds fund shares for a number of its customers in one

Western Asset Oregon Municipals Fund	31

Other things to know about transactions cont’d

account. The fund’s ability to monitor trading in omnibus accounts may, however, be severely limited due to the lack of access to an individual investor’s trading activity when orders are placed through these types of accounts. There may also be operational and technological limitations on the ability of the fund’s service providers to identify or terminate frequent trading activity within the various types of omnibus accounts. The distributor has entered into agreements with intermediaries requiring the intermediaries to, among other things, help identify frequent trading activity and prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trading.

The fund has also adopted policies and procedures to prevent the selective release of information about the fund’s holdings, as such information may be used for market-timing and similar abusive practices.

The policies provide for ongoing assessment of the effectiveness of current policies and surveillance tools, and the Board reserves the right to modify these or adopt additional policies and restrictions in the future. Shareholders should be aware, however, that any surveillance techniques currently employed by the fund or other techniques that may be adopted in the future may not be effective, particularly where the trading takes place through certain types of omnibus accounts. Furthermore, the fund may not apply its policies consistently or uniformly, resulting in the risk that some shareholders may be able to engage in frequent trading while others will bear the costs and effects of that trading.

Although the fund will attempt to monitor shareholder transactions for certain patterns of frequent trading activity, there can be no assurance that all such trading activity can be identified, prevented or terminated. Monitoring of shareholder transactions may only occur for shareholder transactions that exceed a certain transaction amount threshold, which may change from time to time. The fund reserves the right to refuse any client or reject any purchase order for shares (including exchanges) for any reason.

Record ownership

If you hold shares through a Service Agent, your Service Agent may establish and maintain your account and be the shareholder of record. In the event that the fund holds a shareholder meeting, your Service Agent, as record holder, will be entitled to vote your shares and may seek voting instructions from you. If you do not give your Service Agent voting instructions, your Service Agent, under certain circumstances, may nonetheless be entitled to vote your shares.

Confirmations and account statements

If you bought shares directly from the fund, you will receive a confirmation from the fund after each transaction (except a reinvestment of dividends or capital gain distributions, an investment made through the Systematic Investment Plan, exchanges made through a systematic exchange plan and withdrawals made through the Systematic Withdrawal Plan). Shareholders will receive periodic account statements.

To assist you in the management of your account you may direct the fund transfer agent to send copies of your confirmations and/or periodic statements to another party whom you designate, at no charge.

32	Western Asset Oregon Municipals Fund

Dividends, other distributions and taxes

Dividends and other distributions

The fund declares dividends from any net investment income daily and pays them monthly. Shares will generally begin to earn dividends on the settlement date of purchase. The fund generally distributes capital gain, if any, once a year, typically in December. The fund may pay additional distributions and dividends in order to avoid a federal tax.

You can elect to receive dividends and/or other distributions in cash.

Unless you elect to receive dividends and/or other distributions in cash, your dividends and capital gain distributions will be automatically reinvested in shares of the same class you hold, at the net asset value determined on the reinvestment date. You do not pay a sales charge on reinvested distributions or dividends.

If you hold shares directly with the fund and you elect to receive dividends and/or distributions in cash, you have the option to receive such dividends and/or distributions via a direct deposit to your bank account or, provided that the dividend and/or distribution is $10.00 or more, by check. If you choose to receive dividends and/or distributions via check, amounts less than $10.00 will automatically be reinvested in fund shares as described above.

If you do not want dividends and/or distributions in amounts less than $10.00 to be reinvested in fund shares, you must elect to receive dividends and distributions via a direct deposit to your bank account.

If you hold Class A or Class C shares directly with the fund, you may instruct the fund to have your dividends and/or distributions invested in the corresponding class of shares of another fund sold by the distributor, subject to the following conditions:

•	You have a minimum account balance of $10,000 in the fund and

•	The other fund is available for sale in your state.

To change those instructions, you must notify your Service Agent or the fund at least three days before the next distribution is to be paid.

Please contact your Service Agent or the fund to discuss what options are available to you for receiving your dividends and other distributions.

The Board reserves the right to revise the dividend policy or postpone the payment of dividends, if warranted in the Board’s judgment, due to unusual circumstances.

Taxes

The following discussion is very general, applies only to shareholders who are U.S. persons, and does not address shareholders subject to special rules, such as those who hold fund shares through an IRA, 401(k) plan or other tax-advantaged account. Except as specifically noted, the discussion is limited to federal income tax matters, and does not address state, local, foreign or non-income taxes. Further information regarding taxes, including certain federal income tax considerations relevant to non-U.S. persons, is included in the SAI. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax adviser about federal, state, local and/or foreign tax considerations that may be relevant to your particular situation.

You may receive three different types of distributions from the fund: exempt-interest dividends, ordinary dividends and capital gain dividends. Most distributions are expected to be exempt-interest dividends, which are exempt from federal income tax but may be subject to state or local income taxes. Exempt-interest dividends from Oregon municipal securities will also be exempt from Oregon state personal income tax. In general, redeeming shares, exchanging shares and receiving distributions other than exempt-interest dividends (whether in cash, additional shares or shares of another fund) are all taxable events. An exchange between classes of shares of the same fund normally is not taxable for federal income tax purposes, whether or not the shares are held in a taxable account.

The following table summarizes the tax status of certain transactions related to the fund.

Transaction	Federal income tax status	Oregon tax status
Redemption or exchange of shares	Usually capital gain or loss; long-term only if shares are owned more than one year	Usually capital gain or loss; Oregon does not distinguish between long-term and short-term capital gain or loss
Exempt-interest dividends	Excludable from gross income	Exempt from personal income tax if from interest on Oregon municipal securities; otherwise, ordinary income
Dividends of taxable investment income and distributions of net short-term capital gain	Ordinary income	Ordinary income
Distributions of net capital gain (excess of net long-term capital gain over net short-term capital loss)	Long-term capital gain	Capital gain; Oregon does not distinguish between long-term and short-term capital gain or loss

Western Asset Oregon Municipals Fund	33

Dividends, other distributions and taxes cont’d

Distributions attributable to short-term capital gains are taxable to you as ordinary income. The fund does not expect any distributions to be treated as qualified dividend income, which for noncorporate shareholders may be taxable at reduced rates. Some exempt-interest dividends may be subject to the federal alternative minimum tax. Distributions of net capital gain reported by the fund as capital gain dividends are taxable to you as long-term capital gain regardless of how long you have owned your shares. Noncorporate shareholders ordinarily pay tax at reduced rates on long-term capital gain.

You may want to avoid buying shares when the fund is about to declare a capital gain distribution because it will be taxable to you even though it may economically represent a return of a portion of your investment.

A Medicare contribution tax is imposed at the rate of 3.8% on net investment income of U.S. individuals with income exceeding specified thresholds, and on undistributed net investment income of certain estates and trusts. Net investment income generally includes for this purpose dividends (other than exempt-interest dividends) and capital gain distributions paid by the fund and gain on the redemption or exchange of fund shares.

A dividend declared by the fund in October, November or December and paid during January of the following year will, in certain circumstances, be treated as paid in December for tax purposes.

After the end of each year, your Service Agent or the fund will provide you with information about the distributions and dividends you received, including exempt-interest dividends, and any redemptions of shares during the previous year. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the fund.

34	Western Asset Oregon Municipals Fund

Share price

You may buy, exchange or redeem shares at their net asset value next determined after receipt of your request in good order, adjusted for any applicable sales charge. The fund’s net asset value per share is the value of its assets minus its liabilities divided by the number of shares outstanding. Net asset value is calculated separately for each class of shares.

The fund calculates its net asset value every day the NYSE is open. The fund generally values its securities and other assets and calculates its net asset value as of the scheduled close of regular trading on the NYSE, normally at 4:00 p.m. (Eastern time). If the NYSE closes at another time, the fund will calculate its net asset value as of the scheduled closing time. The NYSE is closed on certain holidays listed in the SAI.

In order to buy, redeem or exchange shares at a certain day’s price, you must place your order with your Service Agent or the transfer agent before the scheduled close of regular trading on the NYSE on that day. If the NYSE closes early on that day, you must place your order prior to the scheduled closing time. It is the responsibility of the Service Agent to transmit all orders to buy, exchange or redeem shares to the transfer agent on a timely basis.

Valuation of the fund’s securities and other assets is performed in accordance with procedures approved by the Board. These procedures delegate most valuation functions to the manager, which generally uses independent third party pricing services approved by the fund’s Board. Under the procedures, assets are valued as follows:

•

The valuations for fixed income securities and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of fair valuation techniques and methodologies. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value.

•

Equity securities and certain derivative instruments that are traded on an exchange are valued at the closing price (which may be reported at a different time than the time at which the fund’s NAV is calculated) or, if that price is unavailable or deemed by the manager not representative of market value, the last sale price. Where a security is traded on more than one exchange (as is often the case overseas), the security is generally valued at the price on the exchange considered by the manager to be the primary exchange. In the case of securities not traded on an exchange, or if exchange prices are not otherwise available, the prices are typically determined by independent third party pricing services that use a variety of techniques and methodologies.

•

The valuations of securities traded on foreign markets and certain fixed income securities will generally be based on prices determined as of the earlier closing time of the markets on which they primarily trade. The prices of foreign equity securities typically are adjusted using a fair value model developed by an independent third party pricing service to estimate the value of those securities at the time of closing of the NYSE. When the fund holds securities or other assets that are denominated in a foreign currency, the fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern time). Foreign markets are open for trading on weekends and other days when the fund does not price its shares. Therefore, the value of the fund’s shares may change on days when you will not be able to purchase or redeem the fund’s shares.

•

If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers. When such prices or quotations are not available, or when the manager believes that they are unreliable, the manager may price securities using fair value procedures approved by the Board. These procedures permit, among other things, the use of a formula or other method that takes into consideration market indices, yield curves and other specific adjustments to determine fair value. Fair value of a security is the amount, as determined by the manager in good faith, that the fund might reasonably expect to receive upon a current sale of the security. The fund may also use fair value procedures if the manager determines that a significant event has occurred between the time at which a market price is determined and the time at which the fund’s net asset value is calculated.

Many factors may influence the price at which the fund could sell any particular portfolio investment. The sales price may well differ—higher or lower—from the fund’s last valuation, and such differences could be significant, particularly for securities that trade in relatively thin markets and/or markets that experience extreme volatility. Moreover, valuing securities using fair value methodologies involves greater reliance on judgment than valuing securities based on market quotations. A fund that uses fair value methodologies may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that the fund could obtain the value assigned to a security if it were to sell the security at approximately the time at which the fund determines its net asset value. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive a greater or lesser number of shares, or higher or lower redemption proceeds, than they would have received if the fund had not fair-valued the security or had used a different methodology.

Western Asset Oregon Municipals Fund	35

Financial highlights

The financial highlights tables are intended to help you understand the performance of each class for the past five years. No financial highlights are presented for Class FI shares because no Class FI shares were outstanding for the periods shown. The returns for Class FI shares will differ from those of the other classes to the extent their expenses differ. Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The information in the following tables has been derived from the fund’s financial statements, which have been audited by KPMG LLP, independent registered public accounting firm, whose report, along with the fund’s financial statements, is included in the annual report (available upon request).

For a share of each class of beneficial interest outstanding throughout each year ended April 30:
Class A Shares[1]	2016	2015	2014	2013	2012
Net asset value, beginning of year	$10.64	$10.43	$11.11	$11.01	$10.22
Income (loss) from operations:
Net investment income	0.36	0.39	0.41	0.41	0.43
Net realized and unrealized gain (loss)	0.07	0.21	(0.68)	0.10	0.79
Total income (loss) from operations	0.43	0.60	(0.27)	0.51	1.22
Less distributions from:
Net investment income	(0.37)	(0.39)	(0.41)	(0.41)	(0.43)
Total distributions	(0.37)	(0.39)	(0.41)	(0.41)	(0.43)
Net asset value, end of year	$10.70	$10.64	$10.43	$11.11	$11.01
Total return[2]	4.10%	5.80%	(2.37)%	4.71%	12.13%
Net assets, end of year (000s)	$51,120	$44,689	$43,215	$53,270	$52,853
Ratios to average net assets:
Gross expenses	0.83%	0.85%	0.85%	0.83%	0.80%
Net expenses[3,4]	0.75	0.75	0.75	0.75	0.75
Net investment income	3.37	3.66	3.92	3.71	4.03
Portfolio turnover rate	8%	11%	1%	8%	7%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Reflects fee waivers and/or expense reimbursements.

[4]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 0.75%. This expense limitation arrangement cannot be terminated prior to December 31, 2017 without the Board of Trustees’ consent.

36	Western Asset Oregon Municipals Fund

For a share of each class of beneficial interest outstanding throughout each year ended April 30:
Class C Shares[1]	2016	2015	2014	2013	2012
Net asset value, beginning of year	$10.59	$10.38	$11.05	$10.96	$10.17
Income (loss) from operations:
Net investment income	0.30	0.33	0.35	0.35	0.37
Net realized and unrealized gain (loss)	0.07	0.21	(0.67)	0.09	0.79
Total income (loss) from operations	0.37	0.54	(0.32)	0.44	1.16
Less distributions from:
Net investment income	(0.31)	(0.33)	(0.35)	(0.35)	(0.37)
Total distributions	(0.31)	(0.33)	(0.35)	(0.35)	(0.37)
Net asset value, end of year	$10.65	$10.59	$10.38	$11.05	$10.96
Total return[2]	3.53%	5.23%	(2.84)%	4.04%	11.56%
Net assets, end of year (000s)	$17,346	$18,640	$19,635	$26,694	$28,838
Ratios to average net assets:
Gross expenses	1.39%	1.42%	1.43%	1.40%	1.36%
Net expenses[3,4]	1.30	1.30	1.30	1.30	1.30
Net investment income	2.83	3.11	3.38	3.16	3.48
Portfolio turnover rate	8%	11%	1%	8%	7%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Reflects fee waivers and/or expense reimbursements.

[4]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 1.30%. This expense limitation arrangement cannot be terminated prior to December 31, 2017 without the Board of Trustees’ consent.

For a share of each class of beneficial interest outstanding throughout each year ended April 30:
Class I Shares[1]	2016	2015	2014	2013	2012
Net asset value, beginning of year	$10.65	$10.44	$11.11	$11.01	$10.22
Income (loss) from operations:
Net investment income	0.37	0.40	0.42	0.43	0.45
Net realized and unrealized gain (loss)	0.06	0.21	(0.67)	0.10	0.79
Total income (loss) from operations	0.43	0.61	(0.25)	0.53	1.24
Less distributions from:
Net investment income	(0.38)	(0.40)	(0.42)	(0.43)	(0.45)
Total distributions	(0.38)	(0.40)	(0.42)	(0.43)	(0.45)
Net asset value, end of year	$10.70	$10.65	$10.44	$11.11	$11.01
Total return[2]	4.16%	5.95%	(2.13)%	4.86%	12.30%
Net assets, end of year (000s)	$16,680	$13,241	$10,649	$12,536	$11,873
Ratios to average net assets:
Gross expenses	0.76%	0.80%	0.84%	0.77%	0.70%
Net expenses[3,4]	0.60	0.60	0.60	0.60	0.60
Net investment income	3.52	3.81	4.07	3.86	4.16
Portfolio turnover rate	8%	11%	1%	8%	7%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Reflects fee waivers and/or expense reimbursements.

[4]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.60%. This expense limitation arrangement cannot be terminated prior to December 31, 2017 without the Board of Trustees’ consent.

Western Asset Oregon Municipals Fund	37

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Funds at 1-877-721-1926.

THIS PAGE IS NOT PART OF THE PROSPECTUS

Western Asset

Oregon Municipals Fund

You may visit www.leggmason.com/mutualfundsliterature for a free copy of a Prospectus, Statement of Additional Information (“SAI”) or an Annual or Semi-Annual Report.

Shareholder reports Additional information about the fund’s investments is available in the fund’s Annual and Semi-Annual Reports to shareholders. In the fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal year. The independent registered public accounting firm’s report and financial statements in the fund’s Annual Report are incorporated by reference into (are legally a part of) this Prospectus.

The fund sends only one report to a household if more than one account has the same last name and same address. Contact your Service Agent or the fund if you do not want this policy to apply to you.

Statement of additional information The SAI provides more detailed information about the fund and is incorporated by reference into (is legally a part of) this Prospectus.

You can make inquiries about the fund or obtain shareholder reports or the SAI (without charge) by contacting your Service Agent, by calling the fund at 1-877-721-1926, or by writing to the fund at 100 First Stamford Place, Attn: Shareholder Services – 5th Floor, Stamford, Connecticut 06902.

Information about the fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission’s (the “SEC”) Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Room, Washington, D.C. 20549-1520.

If someone makes a statement about the fund that is not in this Prospectus, you should not rely upon that information. Neither the fund nor the distributor is offering to sell shares of the fund to any person to whom the fund may not lawfully sell its shares.

(Investment Company Act

file no. 811-04254)

FD0543ST 09/16

September 1, 2016

LEGG MASON PARTNERS INCOME TRUST

Western Asset Oregon Municipals Fund

Class A (SHORX), Class C (SORLX), Class FI, and Class I (LMOOX)

620 Eighth Avenue

New York, New York 10018

1-877-721-1926

STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information (this “SAI”) is not a prospectus and is meant to be read in conjunction with the Prospectus of Western Asset Oregon Municipals Fund (the “fund”), dated September 1, 2016, as amended or supplemented from time to time, and is incorporated by reference in its entirety into the Prospectus.

The fund is a series of Legg Mason Partners Income Trust (the “Trust”), a Maryland statutory trust. From October 5, 2009 to August 1, 2012, the fund was known as Legg Mason Western Asset Oregon Municipals Fund.

Additional information about the fund’s investments is available in the fund’s annual and semi-annual reports to shareholders. The annual report contains financial statements that are incorporated herein by reference. The fund’s Prospectus and copies of the annual and semi-annual reports may be obtained free of charge by contacting banks, brokers, dealers, insurance companies, investment advisers, financial consultants or advisers, mutual fund supermarkets and other financial intermediaries that have entered into an agreement with the fund’s distributor to sell shares of the fund (each called a “Service Agent”), by writing the Trust at 100 First Stamford Place, Attn: Shareholder Services—5th Floor, Stamford, Connecticut 06902, by calling the telephone number set forth above, by sending an e-mail request to prospectus@leggmason.com or by visiting www.leggmason.com/mutualfundsliterature. Legg Mason Investor Services, LLC (“LMIS” or the “distributor”), a wholly-owned broker/dealer subsidiary of Legg Mason, Inc. (“Legg Mason”), serves as the fund’s sole and exclusive distributor.

THIS SAI IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

No person has been authorized to give any information or to make any representations not contained in the Prospectus or this SAI in connection with the offerings made by the Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the fund or its distributor. The Prospectus and this SAI do not constitute offerings by the fund or by the distributor in any jurisdiction in which such offerings may not lawfully be made.

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

The fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The fund is classified as “non-diversified” under the 1940 Act.

The fund’s Prospectus discusses the fund’s investment objective and strategies. The following discussion supplements the description of the fund’s investment strategies in its Prospectus.

Investment Objective

The fund seeks to provide Oregon investors with as high a level of dividend income exempt from regular federal income tax and Oregon state personal income taxes as is consistent with prudent investment management and the preservation of capital.

Principal Investment Strategies and Certain Limitations

Following is a summary of the principal investment strategies and certain investment limitations of the fund.

Under normal circumstances, the fund invests at least 80% of its assets in “Oregon municipal securities.” Oregon municipal securities are securities and other investments with similar economic characteristics, the interest on which is exempt from regular federal income tax and Oregon state personal income taxes but which may be subject to the federal alternative minimum tax (the “AMT”). The fund’s 80% policy may not be changed without a shareholder vote.

Oregon municipal securities include debt obligations issued by the State of Oregon and its political subdivisions, agencies and public authorities, certain other governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) and other qualifying issuers. These securities include participation or other interests in municipal securities issued or backed by banks, insurance companies and other financial institutions.

Some municipal securities, such as general obligation issues, are backed by the issuer’s taxing authority, while other municipal securities, such as revenue issues, are backed only by revenues from certain facilities or other sources and not by the issuer itself.

The fund focuses on investment grade bonds (that is, securities rated in the Baa/BBB categories or above or, if unrated, determined to be of comparable credit quality by the subadviser) but may invest up to 20% of its assets in below investment grade bonds (commonly known as “high yield” or “junk” bonds).

Instead of, and/or in addition to, investing directly in particular securities, the fund may use instruments such as derivatives, including options, futures contracts and inverse floating rate instruments issued in tender option bond transactions, and other synthetic instruments that are intended to provide economic exposure to the securities or the issuer or to be used as a hedging technique. The fund may use one or more types of these instruments without limit, except that these instruments are taken into account when determining compliance with the fund’s 80% policy. For additional information regarding derivatives, see “More on the fund’s investment strategies, investments and risks—Derivatives” in the fund’s Prospectus.

The fund may also engage in a variety of transactions using derivatives in order to change the investment characteristics of its portfolio (such as shortening or lengthening duration) and for other purposes. The fund may leverage its assets by investing proceeds received through tender option bond transactions, which is considered a form of borrowing. See “More on the fund’s investment strategies, investments and risks—Tender option bonds” in the fund’s Prospectus.

The fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund.

SUPPLEMENTAL INFORMATION REGARDING INVESTMENT PRACTICES AND RISK FACTORS

The fund’s principal investment strategies are summarized above. The following provides additional information about these principal strategies and describes other investment strategies and practices that may be used by the fund. To the extent permitted by law and the fund’s investment policies, the fund may engage in the practices described below.

Municipal Securities

Municipal securities (which are also referred to herein as “municipal obligations” or “Municipal Bonds”) generally include debt obligations (including, but not limited to bonds, notes or commercial paper) issued by or on behalf of any of the 50 states and their political subdivisions, agencies and public authorities, certain other governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) or other qualifying issuers, participations or other interests in these securities and other related investments. The interest paid on municipal securities is excluded from gross income for regular federal income tax purposes, although it may be subject to the AMT.

Municipal securities are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities, such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets, water and sewer works, gas, and electric utilities. They may also be issued to refund outstanding obligations, to obtain funds for general operating expenses, or to obtain funds to loan to other public institutions and facilities and in anticipation of the receipt of revenue or the issuance of other obligations.

The two principal classifications of municipal securities are “general obligation” securities and “limited obligation” or “revenue” securities. General obligation securities are secured by a municipal issuer’s pledge of its full faith, credit, and taxing power for the payment of principal and interest. Accordingly, the capacity of the issuer of a general obligation bond as to the timely payment of interest and the repayment of principal when due is affected by the issuer’s maintenance of its tax base. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. Accordingly, the timely payment of interest and the repayment of principal in accordance with the terms of the revenue security is a function of the economic viability of the facility or revenue source. Revenue securities include private activity bonds (described below) which are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved. Municipal securities may also include “moral obligation” bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

Private Activity Bonds

Private activity bonds are issued by or on behalf of public authorities to provide funds, usually through a loan or lease arrangement, to a private entity for the purpose of financing construction of privately operated industrial facilities, such as warehouse, office, plant and storage facilities and environmental and pollution control facilities. Such bonds are secured primarily by revenues derived from loan repayments or lease payments due from the entity, which may or may not be guaranteed by a parent company or otherwise secured. Private activity bonds generally are not secured by a pledge of the taxing power of the issuer of such bonds. Therefore, repayment of such bonds generally depends on the revenue of a private entity. The continued ability of an entity to generate sufficient revenues for the payment of principal and interest on such bonds will be affected by many factors, including the size of the entity, its capital structure, demand for its products or services, competition, general economic conditions, government regulation and the entity’s dependence on revenues for the operation of the particular facility being financed.

Under current federal income tax law, interest on Municipal Bonds issued after August 7, 1986 which are specified private activity bonds, and the proportionate share of any exempt-interest dividend paid by a regulated investment company that receives interest from such private activity bonds, will be treated as an item of tax preference for purposes of the AMT, which is imposed on individuals and corporations by the Internal Revenue Code of 1986, as amended (the “Code”). For regular federal income tax purposes such interest will remain fully tax-exempt. Bonds issued in 2009 and 2010 generally will not be treated as private activity bonds, and interest earned on such bonds generally will not be treated as a tax preference item. Although interest on all tax-exempt obligations (including private activity bonds) is generally included in “adjusted current earnings” of corporations for AMT purposes, interest on bonds issued in 2009 and 2010 generally is not included in adjusted current earnings.

Industrial Development Bonds

Industrial development bonds (“IDBs”) are issued by public authorities to obtain funds to provide financing for privately-operated facilities for business and manufacturing, housing, sports, convention or trade show facilities, airport, mass transit, port and parking facilities, air or water pollution control facilities, and certain facilities for water supply, gas, electricity or sewerage or solid waste disposal. Although IDBs are issued by municipal authorities, the payment of principal and interest on IDBs is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of the real and personal property being financed as security for such payments. IDBs are considered municipal securities if the interest paid is exempt from regular federal income tax. Interest earned on IDBs may be subject to the AMT.

Tender Option Bonds

Tender option bonds represent securities issued by a special purpose trust formed for the purpose of holding securities (typically municipal bonds or other municipal securities) that are contributed to the trust by the fund or another third party. The trust typically issues two classes of securities: short-term floating rate interests (sometimes known as “put bonds” or “puttable securities”), which are generally sold to third party investors (often money market funds), and residual interests (also referred to as “inverse floaters”), which are generally held by the fund that contributed securities to the trust. The short-term floating rate interests typically have first priority on the cash flow from the municipal bonds or other securities held by the trust, and the remaining cash flow less certain expenses is paid to holders of the residual interests. If the fund is the seller of the municipal bonds or other securities to the trust, it receives the proceeds from the trust’s sale of the floating rate interests, less certain transaction costs. These proceeds are frequently used by the fund to invest in other securities.

Residual interests in tender option bond trusts in which the fund will invest will pay interest or income that, in the opinion of counsel to the trust, is exempt from regular federal income tax. Neither the fund, nor the manager, nor the subadviser will conduct its own analysis of the tax status of the interest or income paid by residual interest held by the fund, but will rely on the opinion of counsel to the applicable trust.

Typically, a liquidity provider is engaged to purchase the short-term floating rate interests at their original purchase price upon the occurrence of certain events, such as the failure to remarket a certain percentage of the floating rate interests in a timely fashion, the downgrading (but typically not below investment grade or in connection with events indicating that bankruptcy of the issuer may be likely) of the bonds held by the tender option bond trust, or certain regulatory or tax events. The fund participating in a tender option bond transaction will bear the fees paid to the liquidity provider for providing the put option to the holders of the floating rate interests. If the liquidity provider acquires the floating rate interests upon the occurrence of an event described above, the liquidity provider generally will be entitled to an in-kind distribution of the municipal bonds or other securities held by the tender option bond trust or to cause the tender option bond trust to sell the securities and distribute the proceeds to the liquidity provider.

Tender option bond transactions may be effected on a recourse or non-recourse basis. In a recourse transaction, the fund typically enters into an agreement, requiring the fund to pay the liquidity provider an amount equal to any loss suffered by the liquidity provider in connection with the transactions described above. The net economic effect of this agreement is to treat the fund as though it had entered into a special type of reverse repurchase agreement pursuant to which the fund is required to repurchase the municipal bonds or other securities upon the occurrence of certain events (such as a downgrading of securities held by the trust or a failed remarketing of the floating rate interests, which would most likely be due to an adverse change in interest rates) but not others (such as a default of the securities held by the trust). Such an arrangement may expose the fund to a risk of loss that exceeds its investment in the tender option bond residual interests.

In a non-recourse transaction, the fund would not be required to pay the liquidity provider in the event that it suffers a loss. However, the fund might incur a loss if the liquidity provider liquidates the tender option bond trust at an inopportune time. Even if a tender option bond transaction was entered into on a non-recourse basis, under certain circumstances it might be in the fund’s interest to later agree to a recourse arrangement in order to prevent the liquidity provider from terminating the trust at that time.

Transactions in the short-term floating rate interests of tender option bonds are generally facilitated by a remarketing agent for the tender option bond trust, which sets an interest rate for the securities, typically on a weekly basis. Holders of the floating rate securities usually have the right to require the trust or a specified third party acting as agent for the trust (such as the liquidity provider) to purchase the bonds, usually at par, at a certain time or times prior to maturity or upon the occurrence of specified events or conditions. The put option or tender option right is typically available to the investor on a periodic (daily, weekly or monthly) basis. Typically, the put option is exercisable on dates on which the interest rate changes. A failure to remarket typically requires the liquidity provider to purchase the floating rate interests and in turn the liquidity provider may have recourse to the tender option bond trust and to the fund, as described above. The fund participating in a tender option bond transaction will also bear the fees paid to the remarketing agent and or tender agent for providing services to the tender option bond trust.

If the fund purchases all or a portion of the short-term floating rate securities sold by the trust, it is usually permitted to surrender those short-term floating rate securities together with a proportionate amount of residual interests to the trustee of the trust in exchange for a proportionate amount of the municipal bonds or other securities held by the trust.

On December 10, 2013, regulators published final rules implementing section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Volcker Rule”), which prohibit banking entities from engaging in proprietary trading of certain instruments and limit such entities’ investments in, and relationships with, “covered funds, as defined in the rules.” These rules may preclude banking entities and their affiliates from (i) sponsoring tender option bond trust programs (as such programs are presently structured) and (ii) continuing relationships with or services for existing tender option bond trust programs. If, in response to the Volcker Rule or otherwise, alternative structures for tender option bond financings are developed, new sponsors of tender option bond trusts are found or alternative forms of leverage become available to the fund, the fund may enter into transactions employing any or all of those new investment strategies. Using those strategies may be more or less advantageous to the fund than obtaining leverage through existing tender option bond transactions.

Tender option bond transactions constitute an important component of the municipal bond market. Accordingly, implementation of the Volcker Rule may adversely impact the municipal market, including through reduced demand for and liquidity of municipal bonds and increased financing costs for municipal issuers. Any such developments could adversely affect the fund. The ultimate impact of these rules on the tender option bond market and the overall municipal market is not yet certain.

Municipal Leases

Municipal leases or installment purchase contracts are issued by a state or local government to acquire equipment or facilities. Municipal leases frequently have special risks not normally associated with general obligation bonds or revenue bonds. Many leases include “non-appropriation” clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. Although the obligations are typically secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might, in some cases, prove difficult or, if sold, may not fully cover the fund’s exposure.

Participation Interests

Tax-exempt participation interests in municipal obligations (such as private activity bonds and municipal lease obligations) are typically issued by a financial institution. A participation interest gives the fund an undivided interest in the municipal obligation in the proportion that the fund’s participation interest bears to the total principal amount of the municipal obligation. Participation interests in municipal obligations may be backed by an irrevocable letter of credit or guarantee of, or a right to put to, a bank (which may be the bank issuing the participation interest, a bank issuing a confirming letter of credit to that of the issuing bank, or a bank serving as agent of the issuing bank with respect to the possible repurchase of the participation interest) or insurance policy of an insurance company. The fund has the right to sell the participation interest back to the institution or draw on the letter of credit or insurance after a specified period of notice, for all or any part of the full principal amount of the fund’s participation in the security, plus accrued interest.

Issuers of participation interests will retain a service and letter of credit fee and a fee for providing the liquidity feature, in an amount equal to the excess of the interest paid on the instruments over the negotiated yield at which the participations were purchased on behalf of the fund. The issuer of the participation interest may bear the cost of insurance backing the participation interest, although the fund may also purchase insurance, in which case the cost of insurance will be an expense of the fund. Participation interests may be sold prior to maturity. Participation interests may include municipal lease obligations. Purchase of a participation interest may involve the risk that the fund will not be deemed to be the owner of the underlying municipal obligation for purposes of the ability to claim tax exemption of interest paid on that municipal obligation.

Municipal Notes

There are four major varieties of municipal notes: Tax and Revenue Anticipation Notes (“TRANs”); Tax Anticipation Notes (“TANs”); Revenue Anticipation Notes (“RANs”); and Bond Anticipation Notes (“BANs”). TRANs, TANs and RANs are issued by states, municipalities and other tax-exempt issuers to finance short-term cash needs or, occasionally, to finance construction. Many TRANs, TANs and RANs are general obligations of the issuing entity payable from taxes or designated revenues, respectively, expected to be received within the related fiscal period. BANs are issued with the expectation that their principal and interest will be paid out of proceeds from renewal notes or bonds to be issued prior to the maturity of the BANs. BANs are issued most frequently by both general obligation and revenue bond issuers usually to finance such items as land acquisition, facility acquisition and/or construction and capital improvement projects.

Tax-Exempt Commercial Paper

Tax-exempt commercial paper is a short-term obligation with a stated maturity of 270 days or less. It is issued by state and local governments or their agencies to finance seasonal working capital needs or as short-term financing in anticipation of longer term financing. While tax-exempt commercial paper is intended to be repaid from general revenues or refinanced, it frequently is backed by a letter of credit, lending arrangement, note repurchase agreement or other credit facility agreement offered by a bank or financial institution.

Demand Instruments

Municipal bonds may be issued as floating- or variable-rate securities subject to demand features (“demand instruments”). Demand instruments usually have a stated maturity of more than one year but contain a demand feature (or “put”) that enables the holder to redeem the investment. Variable-rate demand instruments provide for automatic establishment of a new interest rate on set dates. Floating-rate demand instruments provide for automatic adjustment of interest rates whenever a specified interest rate (e.g., the prime rate) changes.

These floating and variable rate instruments are payable upon a specified period of notice which may range from one day up to one year. The terms of the instruments provide that interest rates are adjustable at intervals ranging from daily to up to one year and the adjustments are based upon the prime rate of a bank or other appropriate interest rate adjustment index as provided in the respective instruments. Variable rate instruments include participation interests in variable- or fixed-rate municipal obligations owned by a bank, insurance company or other financial institution or affiliated organizations. Although the rate of the underlying municipal obligations may be fixed, the terms of the participation interest may result in the fund receiving a variable rate on its investment.

Because of the variable nature of the instruments, when prevailing interest rates decline the yield on these instruments will generally decline. On the other hand, during periods when prevailing interest rates increase, the yield on these instruments generally will increase and the instruments will have less risk of capital depreciation than instruments bearing a fixed rate of return.

Custodial Receipts

The fund may acquire custodial receipts or certificates underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments or both on certain municipal obligations. The underwriter of these certificates or receipts typically purchases municipal obligations and deposits the obligations in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the periodic unmatured coupon payments and the final principal payment on the obligations. Although under the terms of a custodial receipt, the fund would be typically authorized to assert its rights directly against the issuer of the underlying obligation, the fund could be required to assert through the custodian bank those rights as may exist against the underlying issuer. Thus, in the event the underlying issuer fails to pay principal and/or interest when due, the fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the fund had purchased a direct obligation of the issuer. In addition, in the event that the trust or custodial account in which the underlying security has been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying security would be reduced in recognition of any taxes paid.

Stand-By Commitments

Under a stand-by commitment a dealer agrees to purchase, at the fund’s option, specified municipal obligations held by the fund at a specified price and, in this respect, stand-by commitments are comparable to put options. A stand-by commitment entitles the holder to achieve same day settlement and to receive an exercise price equal to the amortized cost of the underlying security plus accrued interest, if any, at the time of exercise. The fund will be subject to credit risk with respect to an institution providing a stand-by commitment and a decline in the credit quality of the institution could cause losses to the fund.

The fund will generally acquire stand-by commitments to facilitate fund liquidity. The cost of entering into stand-by commitments will increase the cost of the underlying municipal obligation and similarly will decrease such security’s yield to investors. Gains, if any, realized in connection with stand-by commitments will be taxable.

Additional Risks Relating to Municipal Securities

Tax risk. The Code imposes certain continuing requirements on issuers of tax-exempt bonds regarding the use, expenditure and investment of bond proceeds and the payment of rebates to the U.S. government. Failure by the issuer to comply after the issuance of tax-exempt bonds with certain of these requirements could cause interest on the bonds to become includable in gross income retroactive to the date of issuance.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal obligations, and similar proposals may be introduced in the future. In addition, the federal income tax exemption has been, and may in the future be, the subject of litigation. If one of these proposals were enacted, the availability of tax-exempt obligations for investment by the fund and the value of the fund’s investments would be affected.

Opinions relating to the validity of municipal obligations and to the exclusion of interest thereon from gross income for regular federal and/or state income tax purposes are rendered by bond counsel to the respective issuers at the time of issuance. The fund and its service providers will rely on such opinions and will not review the proceedings relating to the issuance of municipal obligations or the bases for such opinions.

Information risk. Information about the financial condition of issuers of municipal obligations may be less available than about corporations whose securities are publicly traded.

State and Federal law risk. Municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the federal Bankruptcy Code, and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. There is also the possibility that, as a result of litigation or other conditions, the power or ability of any one or more issuers to pay, when due, the principal of and interest on its or their municipal obligations may be materially affected.

Market and ratings risk. The yields on municipal obligations are dependent on a variety of factors, including economic and monetary conditions, general market conditions, supply and demand, general conditions of the municipal market, size of a particular offering, the maturity of the obligation and the rating of the issue. Adverse economic, business, legal or political developments might affect all or substantial portions of the fund’s municipal obligations in the same manner.

Unfavorable developments in any economic sector may have far-reaching ramifications for the overall or any state’s municipal market.

Although the ratings of tax-exempt securities by ratings agencies are relative and subjective, and are not absolute standards of quality, such ratings reflect the assessment of the ratings agency, at the time of issuance of the rating, of the economic viability of the issuer of a general obligation bond or, with respect to a revenue bond, the special revenue source, with respect to the timely payment of interest and the repayment of principal in accordance with the terms of the obligation, but do not reflect an assessment of the market value of the obligation. See Appendix A for additional information regarding ratings. Consequently, municipal obligations with the same maturity, coupon and rating may have different yields when purchased in the open market, while municipal obligations of the same maturity and coupon with different ratings may have the same yield.

Risks associated with sources of liquidity or credit support. Issuers of municipal obligations may employ various forms of credit and liquidity enhancements, including letters of credit, guarantees, swaps, puts and demand features, and insurance, provided by domestic or foreign entities such as banks and other financial institutions. Changes in the credit quality of the entities providing the enhancement could affect the value of the securities or the fund’s share price. Banks and certain financial institutions are subject to extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments which may be made and interest rates and fees which may be charged. The profitability of the banking industry is largely dependent upon the availability and cost of capital for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operation of the banking industry, and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank’s ability to meet its obligations under a letter of credit.

Other. Securities may be sold in anticipation of a market decline (a rise in interest rates) or purchased in anticipation of a market rise (a decline in interest rates). In addition, a security may be sold and another purchased at approximately the same time to take advantage of what the subadviser believes to be a temporary disparity in the normal yield relationship between the two securities. In general, the secondary market for tax-exempt securities in the fund’s portfolio may be less liquid than that for taxable fixed income securities. Accordingly, the ability of the fund to make purchases and sales of securities in the foregoing manner may be limited. Yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, but instead due to such factors as changes in the overall demand for or supply of various types of tax-exempt securities or changes in the investment objectives of investors.

Taxable Municipal Obligations

The market for taxable municipal obligations is relatively small, which may result in a lack of liquidity and in price volatility of those securities. Interest on taxable municipal obligations is includable in gross income for regular federal income tax purposes. While interest on taxable municipal obligations may be exempt from personal taxes imposed by the state within which the obligation is issued, such interest will nevertheless generally be subject to all other state and local income and franchise taxes.

Risks Inherent in an Investment in Different Types of Municipal Securities

General Obligation Bonds. General obligation bonds are backed by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. However, the taxing power of any governmental entity may be limited by provisions of state constitutions or laws and an entity’s credit will depend on many factors. Some such factors are the entity’s tax base, the extent to which the entity relies on federal or state aid, and other factors which are beyond the entity’s control.

Industrial Development Revenue Bonds (“IDRs”). IDRs are tax-exempt securities issued by states, municipalities, public authorities or similar entities to finance the cost of acquiring, constructing or improving various projects. These projects are usually operated by corporate entities. IDRs are not general obligations of governmental entities backed by their taxing power. Issuers are only obligated to pay amounts due on the IDRs to the extent that funds are available from the unexpended proceeds of the IDRs or receipts or revenues of the issuer. Payment of IDRs is solely dependent upon the creditworthiness of the corporate operator of the project or corporate guarantor. Such corporate operators or guarantors that are industrial companies may be affected by many factors, which may have an adverse impact on the credit quality of the particular company or industry.

Hospital and Health Care Facility Bonds. The ability of hospitals and other health care facilities to meet their obligations with respect to revenue bonds issued on their behalf is dependent on various factors. Some such factors are the level of payments received from private third-party payors and government programs and the cost of providing health care services. There can be no assurance that payments under governmental programs will be sufficient to cover the costs associated with their bonds. It also may be necessary for a hospital or other health care facility to incur substantial capital expenditures or increased operating expenses to effect changes in its facilities, equipment, personnel and services. Hospitals and other health care facilities are additionally subject to claims and legal actions by patients and others in the ordinary course of business. There can be no assurance that a claim will not exceed the insurance coverage of a health care facility or that insurance coverage will be available to a facility.

Single Family and Multi-Family Housing Bonds. Multi-family housing revenue bonds and single family mortgage revenue bonds are state and local housing issues that have been issued to provide financing for various housing projects. Multi-family housing revenue bonds are payable primarily from mortgage loans to housing projects for low to moderate income families. Single-family mortgage revenue bonds are issued for the purpose of acquiring notes secured by mortgages on residences. The ability of housing issuers to make debt service payments on their obligations may be affected by various economic and non-economic factors. Such factors include: occupancy levels, adequate rental income in multi-family projects, the rate of default on mortgage loans underlying single family issues and the ability of mortgage insurers to pay claims. All single-family mortgage revenue bonds and certain multi-family housing revenue bonds are prepayable over the life of the underlying mortgage or mortgage pool. Therefore, the average life of housing obligations cannot be determined. However, the average life of these obligations will ordinarily be less than their stated maturities. Mortgage loans are frequently partially or completely prepaid prior to their final stated maturities.

Power Facility Bonds. The ability of utilities to meet their obligations with respect to bonds they issue is dependent on various factors. These factors include the rates that they may charge their customers, the demand for a utility’s services and the cost of providing those services. Utilities are also subject to extensive regulations relating to the rates which they may charge customers. Utilities can experience regulatory, political and consumer resistance to rate increases. Utilities engaged in long-term capital projects are especially sensitive to regulatory lags in granting rate increases. Utilities are additionally subject to increased costs due to governmental environmental regulation and decreased profits due to increasing competition. Any difficulty in obtaining timely and adequate rate increases could adversely affect a utility’s results of operations. The subadviser cannot predict the effect of such factors on the ability of issuers to meet their obligations with respect to bonds.

Water and Sewer Revenue Bonds. Water and sewer bonds are generally payable from user fees. The ability of state and local water and sewer authorities to meet their obligations may be affected by a number of factors. Some such factors are the failure of municipalities to utilize fully the facilities constructed by these authorities, declines in revenue from user charges, rising construction and maintenance costs, impact of environmental requirements, the difficulty of obtaining or discovering new supplies of fresh water, the effect of conservation programs, the impact of “no growth” zoning ordinances and the continued availability of federal and state financial assistance and of municipal bond insurance for future bond issues.

University and College Bonds. The ability of universities and colleges to meet their obligations is dependent upon various factors. Some of these factors of which an investor should be aware are the size and diversity of their sources of revenues, enrollment, reputation, management expertise, the availability and restrictions on the use of endowments and other funds and the quality and maintenance costs of campus facilities. Also, in the case of public institutions, the financial condition of the relevant state or other governmental entity and its policies with respect to education may affect an institution’s ability to make payments on its own.

Lease Rental Bonds. Lease rental bonds are predominantly issued by governmental authorities that have no taxing power or other means of directly raising revenues. Rather, the authorities are financing vehicles created solely for the construction of buildings or the purchase of equipment that will be used by a state or local government. Thus, the bonds are subject to the ability and willingness of the lessee government to meet its lease rental payments, which include debt service on the bonds. Lease rental bonds are subject to the risk that the lessee government is not legally obligated to budget and appropriate for the rental payments beyond the current fiscal year. These bonds are also subject to the risk of abatement in many states as rents cease in the event that damage, destruction or condemnation of the project prevents its use by the lessee. Also, in the event of default by the lessee government, there may be significant legal and/or practical difficulties involved in the reletting or sale of the project.

Capital Improvement Facility Bonds. Capital improvement bonds are bonds issued to provide funds to assist political subdivisions or agencies of a state through acquisition of the underlying debt of a state or local political subdivision or agency. The risks of an investment in such bonds include the risk of possible prepayment or failure of payment of proceeds on and default of the underlying debt.

Solid Waste Disposal Bonds. Bonds issued for solid waste disposal facilities are generally payable from tipping fees and from revenues that may be earned by the facility on the sale of electrical energy generated in the combustion of waste products. The ability of solid waste disposal facilities to meet their obligations depends upon the continued use of the facility, the successful and efficient operation of the facility and, in the case of waste-to-energy facilities, the continued ability of the facility to generate electricity on a commercial basis. Also, increasing environmental regulation on the federal, state and local level has a significant impact on waste disposal facilities. While regulation requires more waste producers to use waste disposal facilities, it also imposes significant costs on the facilities.

Moral Obligation Bonds. A moral obligation bond is a type of revenue bond issued by a state or municipality pursuant to legislation authorizing the establishment of a reserve fund to pay principal and interest payments if the issuer is unable to meet its obligations. The establishment of such a reserve fund generally requires appropriation by the state legislature, which is not legally required. Accordingly, the establishment of a reserve fund is generally considered a moral commitment but not a legal obligation of the state or municipality that created the issuer.

Refunded Bonds. Refunded bonds are typically secured by direct obligations of the U.S. government, or in some cases obligations guaranteed by the U.S. government, placed in an escrow account maintained by an independent trustee until maturity or a predetermined redemption date. These obligations are generally non-callable prior to maturity or the predetermined redemption date. In a few isolated instances to date, however, bonds which were thought to be escrowed to maturity have been called for redemption prior to maturity.

Airport, Port and Highway Revenue Bonds. Certain facility revenue bonds are payable from and secured by the revenue from the ownership and operation of particular facilities, such as airports, highways and port authorities. Airport operating income may be affected by the ability of airlines to meet their obligations under the agreements with airports. Similarly, payment on bonds related to other facilities is dependent on revenues from the projects, such as use fees from ports, tolls on turnpikes and bridges and rents from buildings. Therefore, payment may be adversely affected by reduction in revenues due to such factors and increased cost of maintenance or decreased use of a facility. The subadviser cannot predict what effect conditions may have on revenues which are required for payment on these bonds.

Special Tax Bonds. Special tax bonds are payable from and secured by the revenues derived by a municipality from a particular tax. Examples of such special taxes are a tax on the rental of a hotel room, the purchase of food and beverages, the rental of automobiles or the consumption of liquor. Special tax bonds are not secured by the general tax revenues of the municipality, and they do not represent general obligations of the municipality. Therefore, payment on special tax bonds may be adversely affected by a reduction in revenues realized from the underlying special tax. Also, should spending on the particular goods or services that are subject to the special tax decline, the municipality may be under no obligation to increase the rate of the special tax to ensure that sufficient revenues are raised from the shrinking taxable base.

Tax Allocation Bonds. Tax allocation bonds are typically secured by incremental tax revenues collected on property within the areas where redevelopment projects financed by bond proceeds are located. Such payments are expected to be made from projected increases in tax revenues derived from higher assessed values of property resulting from development in the particular project area and not from an increase in tax rates. Special risk considerations include: reduction of, or a less than anticipated increase in, taxable values of property in the project area; successful appeals by property owners of assessed valuations; substantial delinquencies in the payment of property taxes; or imposition of any constitutional or legislative property tax rate decrease.

Tobacco Settlement Revenue Bonds. Tobacco settlement revenue bonds are secured by a state or local government’s proportionate share in the Master Settlement Agreement (“MSA”). The MSA is an agreement, reached out of court in November 1998 between the attorneys general of 46 states (Florida, Minnesota, Mississippi and Texas all settled independently) and six other U.S. jurisdictions (including the District of

Columbia, Puerto Rico and Guam), and the four largest U.S. tobacco manufacturers at that time (Philip Morris, RJ Reynolds, Brown & Williamson, and Lorillard). Subsequently, smaller tobacco manufacturers signed on to the MSA. The MSA basically provides for payments annually by the manufacturers to the states and jurisdictions in perpetuity, in exchange for releasing all claims against the manufacturers and a pledge of no further litigation. The MSA established a base payment schedule and a formula for adjusting payments each year. Manufacturers pay into a master escrow trust based on their market share, and each state receives a fixed percentage of the payment as set forth in the MSA. Annual payments are highly dependent on annual domestic cigarette shipments and inflation, as well as several other factors. As a result, payments made by tobacco manufacturers could be negatively impacted by a decrease in tobacco consumption over time. A market share loss by the MSA companies to non-MSA participating manufacturers would also cause a downward adjustment in the payment amounts. A participating manufacturer filing for bankruptcy could cause delays or reductions in bond payments.

Certain tobacco settlement revenue bonds are issued with “turbo” redemption features. Under this turbo structure, all available excess revenues are applied as an early redemption to the designated first turbo maturity until it is completely repaid, and then to the next turbo maturity until paid in full, and so on. The result is that the returned principal creates an average maturity that could be much shorter than the legal final maturity.

Transit Authority Bonds. Mass transit is generally not self-supporting from fare revenues. Therefore, additional financial resources must be made available to ensure operation of mass transit systems as well as the timely payment of debt service. Often such financial resources include federal and state subsidies, lease rentals paid by funds of the state or local government or a pledge of a special tax. If fare revenues or the additional financial resources do not increase appropriately to pay for rising operating expenses, the ability of the issuer to adequately service the debt may be adversely affected.

Convention Facility Bonds. Bonds in the convention facilities category include special limited obligation securities issued to finance convention and sports facilities payable from rental payments and annual governmental appropriations. The governmental agency is not obligated to make payments in any year in which the monies have not been appropriated to make such payments. In addition, these facilities are limited use facilities that may not be used for purposes other than as convention centers or sports facilities.

Correctional Facility Bonds. Bonds in the correctional facilities category include special limited obligation securities issued to construct, rehabilitate and purchase correctional facilities payable from governmental rental payments and/or appropriations.

Oregon and Other U.S. Territories

The following is a brief summary of certain factors affecting the economies of the State of Oregon and the territories listed below and does not purport to be a complete description of such factors. Many complex political, social and economic forces influence each state’s or territory’s economy and finances, which may in turn affect the state’s or territory’s financial plan. These forces may affect a state or territory unpredictably from fiscal year to fiscal year and are influenced by governments, institutions and events that are not subject to the state’s or territory’s control.

Oregon. The fund intends to invest a high proportion of its assets in Oregon municipal obligations. Payment of interest and preservation of principal is dependent upon the continuing ability of Oregon issuers and/or obligors of state, municipal and public authority debt obligations to meet their obligations thereunder.

There can be no assurance that current or future economic difficulties in the United States or Oregon and the resulting impact on the state will not adversely affect the market value of Oregon municipal obligations held by the fund or the ability of particular issuers to make timely payments of debt service on these obligations. It should also be noted that the fiscal condition and creditworthiness of the state may not have a direct relationship to the fiscal condition or creditworthiness of other issuers or obligors of Oregon municipal obligations. There is no obligation on the part of the State to make payments on those securities in the event of default.

For further information concerning the economy of Oregon, see Appendix B to this SAI. The summary set forth above and in Appendix B is included for the purpose of providing a general description of the State of Oregon’s credit and financial conditions, is based on information from statements of issuers of Oregon municipal obligations, and does not purport to be complete. The fund is not responsible for the accuracy, completeness or timeliness of this information.

Other U.S. Territories. The fund may invest a portion of its assets in the obligations of the governments of Puerto Rico and other U.S. territories and their political subdivisions (such as the U.S. Virgin Islands and Guam). Payment of interest and preservation of principal is dependent upon the continuing ability of such issuers and/or obligors of territorial, municipal and public authority debt obligations to meet their obligations thereunder. The sources of payment for such obligations and the marketability thereof may be affected by financial and other difficulties experienced by such issuers.

Puerto Rico. Municipal securities of issuers located in the Commonwealth of Puerto Rico may be affected by political, social and economic conditions in Puerto Rico. Puerto Rico’s economy has been in a recession since late 2006, which has contributed to a steep increase in unemployment rates, funding shortfalls of state employees’ retirement systems, a budget deficit resulting from a structural imbalance, and reduced government revenues. Recently, Puerto Rico has defaulted on certain agency debt payments and the Governor has warned that Puerto Rico will be unable to meet additional pending obligations, including under general obligation bonds, if it is unable to restructure its debt. If issuers of Puerto Rico municipal securities held by a fund default on their obligations, the fund may lose the value of those investments.

The following is a brief summary of certain factors affecting Puerto Rico’s economy and does not purport to be a complete description of such factors.

The dominant sectors of the Puerto Rico economy are manufacturing and services. The manufacturing sector has undergone fundamental changes over the years as a result of increased emphasis on higher wage, high technology industries, such as pharmaceuticals, biotechnology, computers, microprocessors, professional and scientific instruments, and certain high technology machinery and equipment. The services sector, including finance, insurance, real estate, wholesale and retail trade, transportation, communications and public utilities and other services, also plays a major role in the economy. It ranks second only to manufacturing in contribution to the gross domestic product and leads all sectors in providing employment.

Most external factors that affect the Puerto Rico economy are determined by the policies and performance of the United States. These external factors include exports, direct investment, the amount of federal transfer payments, the level of interest rates, the rate of inflation, and tourist expenditures.

Guam. General obligations and/or revenue bonds of issuers located in Guam may be affected by political, social and economic conditions in Guam. The following is a brief summary of factors affecting the economy of Guam and does not purport to be a complete description of such factors.

Guam, the westernmost territory of the U.S., is located 3,800 miles to the west-southwest of Honolulu, Hawaii and approximately 1,550 miles south-southeast of Tokyo, Japan. The population of Guam was estimated to be 161,786 in July 2015. Guam’s unemployment rate increased from 9.3% in September 2009 to 13.3% in March 2013, and most recently decreased to 7.7% in December 2014.

Guam’s economy depends in large measure on tourism and the U.S. military presence, each of which is subject to uncertainties as a result of global economic, social and political events. Tourism, particularly from Japan, which has been a source of a majority of visitors to Guam, represents the primary source of income for Guam’s economy. A weak economy, war, severe weather, epidemic outbreaks or the threat of terrorist activity, among other influences that are beyond Guam’s control, can adversely affect its tourism industry. Guam is also exposed to periodic typhoons, tropical storms, super typhoons and earthquakes, such as the March 2011 earthquake and tsunami that occurred in Japan and caused a decline in tourism for a period of time. The U.S. military presence also affects economic activity on Guam in various ways. The number of U.S. military personnel in Guam declined in 2011. Economic, geopolitical, and other influences which are beyond Guam’s control could cause the U.S. military to reduce its existing presence on Guam or forgo any planned enhancements to its presence on Guam. Any reduction in tourism or the U.S. military presence could adversely affect Guam’s economy.

United States Virgin Islands. General obligations and/or revenue bonds of issuers located in the U.S. Virgin Islands may be affected by political, social and economic conditions in the U.S. Virgin Islands. The following is a brief summary of factors affecting the economy of the U.S. Virgin Islands and does not purport to be a complete description of such factors.

The U.S. Virgin Islands consists of four main islands: St. Croix, St. Thomas, St. John, and Water Island and approximately 70 smaller islands, islets and cays. The total land area is about twice the size of Washington, D.C.

The U.S. Virgin Islands is located 60 miles east of Puerto Rico and 1,075 miles south of Miami, Florida in the Caribbean Sea and the Atlantic Ocean. The population of the U.S. Virgin Islands was estimated to be 104,170 in July 2014.

With tourist visits of approximately two million annually, tourism accounts for a substantial portion of the Gross Domestic Product (“GDP”). A weak economy, severe weather, war, epidemic outbreaks or the threat of terrorist activity, among other influences that are beyond the control of the territory, can adversely affect its tourism. Tourism-related services help increase private sector employment. Other private sector employment includes wholesale and retail trade, manufacturing (petroleum refining, rum distilling, watch assembly, pharmaceuticals, textiles and electronics), construction and mining. International business and financial services are small but growing components of the economy. The agricultural sector is small, with most of the islands’ food being imported. The islands are vulnerable to substantial damage from storms. The global economic recession affected all sectors of the economy and had a negative effect on the employment rate.

Other Debt and Fixed Income Securities

The fund may invest in other debt and fixed income securities. These securities share three principal risks. First, the level of interest income generated by the fund’s fixed income investments may decline due to a decrease in market interest rates. Thus, when fixed income securities mature or are sold, they may be replaced by lower-yielding investments. Second, their values fluctuate with changes in interest rates. Thus, a decrease in interest rates will generally result in an increase in the value of the fund’s fixed income investments. Conversely, during periods of rising interest rates, the value of the fund’s fixed income investments will generally decline. However, a change in interest rates will not have the same impact on all fixed rate securities. For example, the magnitude of these fluctuations will generally be greater when the fund’s duration or average maturity is longer. In addition, certain fixed income securities are subject to credit risk, which is the risk that an issuer of securities will be unable to pay principal and interest when due, or that the value of the security will suffer because investors believe the issuer is unable to pay. Common types of these instruments, and their associated risks, are discussed below.

Bank Obligations

The fund may invest in all types of bank obligations, including certificates of deposit (“CDs”) and bankers’ acceptances. U.S. commercial banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to be insured by the Federal Deposit Insurance Corporation (the “FDIC”). U.S. banks organized under state law are supervised and examined by state banking authorities, but are members of the Federal Reserve System only if they elect to join. Most state banks are insured by the FDIC (although such insurance may not be of material benefit to the fund, depending upon the principal amount of CDs of each held by the fund) and are subject to federal examination and to a substantial body of federal law and regulation. As a result of federal and state laws and regulations, U.S. branches of U.S. banks are, among other things, generally required to maintain specified levels of reserves, and are subject to other supervision and regulation designed to promote financial soundness.

Obligations of foreign branches of U.S. banks, such as CDs and time deposits, may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and governmental regulation. Such obligations are subject to different risks than are those of U.S. banks or U.S. branches of foreign banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. Foreign branches of U.S. banks and foreign branches of foreign banks are not necessarily subject to the same or similar regulatory requirements that apply to U.S. banks, such as mandatory reserve requirements, loan limitations and accounting, auditing and financial recordkeeping requirements. In addition, less information may be publicly available about a foreign branch of a U.S. bank or about a foreign bank than about a U.S. bank.

Obligations of U.S. branches of foreign banks may be general obligations of the parent bank, in addition to the issuing branch, or may be limited by the terms of a specific obligation and by federal and state regulation as well as governmental action in the country in which the foreign bank has its head office. A U.S. branch of a foreign bank with assets in excess of $1 billion may or may not be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state. In addition, branches licensed by the Comptroller of the Currency and branches licensed by certain states (“State Branches”) may or may not be required to: (a) pledge to the regulator, by depositing assets with a designated bank within the state; and (b) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of State Branches may not necessarily be insured by the FDIC. In addition, there may be less publicly available information about a U.S. branch of a foreign bank than about a U.S. bank.

Collateralized Debt Obligations

Collateralized debt obligations (“CDOs”) include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CDOs are types of asset-backed securities. A CBO is a trust or other special purpose entity (“SPE”) which is typically backed by a diversified pool of fixed income securities (which may include high risk, below investment grade securities). A CLO is a trust or other SPE that is typically collateralized by a pool of loans, which may include, among others, domestic and non-U.S. senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Although certain CDOs may receive credit enhancement in the form of a senior-subordinate structure, over-collateralization or bond insurance, such enhancement may not always be present, and may fail to protect the fund against the risk of loss on default of the collateral. Certain CDOs may use derivatives contracts to create “synthetic” exposure to assets rather than holding such assets directly. CDOs may charge management fees and administrative expenses, which are in addition to those of the fund.

For both CBOs and CLOs, the cashflows from the SPE are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche, which bears the first loss from defaults from the bonds or loans in the SPE and serves to protect the other, more senior tranches from default (though such protection is not complete). Since it is partially protected from defaults, a senior tranche from a CBO or CLO typically has higher ratings and lower yields than its underlying securities, and may be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of subordinate tranches, market anticipation of defaults, as well as investor aversion to CBO or CLO securities as a class. Interest on certain tranches of a CDO may be paid in kind (paid in the form of obligations of the same type rather than cash), which involves continued exposure to default risk with respect to such payments.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the fund as illiquid securities. However, an active dealer market may exist for CDOs, allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in this SAI and the fund’s Prospectus (e.g., interest rate risk and credit risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the fund may invest in tranches of CDOs that are subordinate to other tranches; (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results; and (v) the CDO’s manager may perform poorly.

Deferred Interest Bonds

Deferred interest bonds are debt obligations that generally provide for a period of delay before the regular payment of interest begins and that are issued at a significant discount from face value. The original discount approximates the total amount of interest the bonds will accrue and compound over the period until the first interest accrual date at a rate of interest reflecting the market rate of the security at the time of issuance. Although this period of delay is different for each deferred interest bond, a typical period is approximately one-third of the bond’s term to maturity. Such investments benefit the issuer by mitigating its initial need for cash to meet debt service, but some also provide a higher rate of return to attract investors who are willing to defer receipt of such cash.

High Yield Securities

High yield securities are medium or lower rated securities and unrated securities of comparable quality, sometimes referred to as “high yield” or “junk” bonds. Generally, such securities offer a higher current yield than is offered by higher rated securities, but also are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations. The market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher quality bonds. In addition, medium and lower rated securities and comparable unrated securities generally present a higher degree of credit risk. The risk of loss because of default by these issuers is significantly greater because medium and lower rated securities generally are unsecured and frequently subordinated to the prior payment of senior indebtedness. In addition, the market value of securities in lower rated categories is more volatile than that of higher quality securities, and the markets in which medium and lower rated securities are traded are more limited than those in which higher rated securities are traded. The existence of limited markets may make it more difficult for the fund to obtain accurate market quotations for purposes of valuing its securities and calculating its net asset value. Moreover, the lack of a liquid trading market may restrict the availability of securities for the fund to purchase and may also have the effect of limiting the ability of the fund to sell securities at their fair value either to meet redemption requests or to respond to changes in the economy or the financial markets.

Lower rated debt obligations also present risks based on payment expectations. If an issuer calls the obligation for redemption, the fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. Also, the principal value of bonds moves inversely with movements in interest rates; in the event of rising interest rates, the value of the securities held by the fund may decline more than a portfolio consisting of higher rated securities. If the fund experiences unexpected net redemptions, it may be forced to sell its higher rated bonds, resulting in a decline in the overall credit quality of the securities held by the fund and increasing the exposure of the fund to the risks of lower rated securities. Investments in zero coupon bonds may be more speculative and subject to greater fluctuations in value because of changes in interest rates than bonds that pay interest currently.

Subsequent to its purchase by the fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the fund. Neither event will require sale of these securities by the fund, but the subadviser will consider the event in determining whether the fund should continue to hold the security.

Structured Notes and Related Instruments

“Structured” notes and other related instruments are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an “embedded index”), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets, such as indexes reflecting bonds. Structured instruments may be issued by corporations, including banks, as well as by governmental agencies and frequently are assembled in the form of medium-term notes, but a variety of forms is available and may be used in particular circumstances. The terms of such structured instruments normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but ordinarily not below zero) to reflect changes in the embedded index while the instruments are outstanding. As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending on a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index(es) or other asset(s). Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss. Investment in indexed securities and structured notes involves certain risks, including the credit risk of the issuer and the normal risks of price changes in response to changes in interest rates. Further, in the case of certain indexed securities or structured notes, a decline in the reference instrument may cause the interest rate to be reduced to zero, and any further declines in the reference instrument may then reduce the principal amount payable on maturity. Finally, these securities may be less liquid than other types of securities, and may be more volatile than their underlying reference instruments.

U.S. Government Obligations

U.S. government securities include (1) U.S. Treasury bills (maturity of one year or less), U.S. Treasury notes (maturity of one to ten years) and U.S. Treasury bonds (maturities generally greater than ten years) and (2) obligations issued or guaranteed by U.S. government agencies or instrumentalities which are supported by any of the following: (a) the full faith and credit of the U.S. government (such as Government National Mortgage Association (“Ginnie Mae”) certificates); (b) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. government (such as obligations of the Federal Home Loan Banks); (c) the discretionary authority of the U.S. government to purchase certain obligations of agencies or instrumentalities (such as securities issued by Fannie Mae (formally known as the Federal National Mortgage Association)); or (d) only the credit of the instrumentality (such as securities issued by Freddie Mac (formally known as the Federal Home Loan Mortgage Corporation)). U.S. government securities include issues by non-governmental entities (like financial institutions) that carry direct guarantees from U.S. government agencies as part of government initiatives in response to the market crisis or otherwise. In the case of obligations not backed by the full faith and credit of the United States, a fund must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. The U.S. government has, however, provided financial support to Fannie Mae and Freddie Mac, which are currently being operated under the conservatorship of the Federal Housing Finance Agency, but there can be no assurances that it will support these or other government-sponsored entities in the future. Neither the U.S. government nor any of its agencies or instrumentalities guarantees the market value of the securities it issues. Therefore, the market value of such securities will fluctuate in response to changes in interest rates.

Variable and Floating Rate Securities

Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event-based, such as based on a change in the prime rate.

The fund may invest in floating rate debt instruments (“floaters”) and engage in credit spread trades. The interest rate on a floater is a variable rate which is tied to another interest rate, such as a corporate bond index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. While, because of the interest rate reset feature, floaters may provide the fund with a certain degree of protection against rising interest rates, the fund will participate in any declines in interest rates as well. A credit spread trade is an investment position relating to a difference in the prices or interest rates of two bonds or other securities or currencies, where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities or currencies.

The fund may also invest in inverse floating rate debt instruments (“inverse floaters”). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality.

A floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in some floaters is associated with greater volatility in their market values.

Such instruments may include variable amount master demand notes that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. The absence of an active secondary market with respect to particular variable and floating rate instruments could make it difficult for the fund to dispose of a variable or floating rate note if the issuer defaulted on its payment obligation or during periods that the fund is not entitled to exercise its demand rights, and the fund could, for these or other reasons, suffer a loss with respect to such instruments. In determining average-weighted portfolio maturity, an instrument will be deemed to have a maturity equal to either the period remaining until the next interest rate adjustment or the time the fund involved can recover payment of principal as specified in the instrument, depending on the type of instrument involved.

Zero Coupon and Pay-In-Kind Securities

A zero coupon bond is a security that makes no fixed interest payments but instead is issued at a discount from its face value. The bond is redeemed at its face value on the specified maturity date. Zero coupon bonds may be issued as such, or they may be created by a broker who strips the coupons from a bond and separately sells the rights to receive principal and interest. The prices of zero coupon bonds tend to fluctuate more in response to changes in market interest rates than do the prices of interest-paying debt securities with similar maturities. The fund generally accrues income on zero coupon bonds prior to the receipt of cash payments. Since the fund must distribute substantially all of its income to shareholders to qualify as a regulated investment company under federal income tax law, to the extent that the fund invests in zero coupon bonds, it may have to dispose of other securities, including at times when it may be disadvantageous to do so, to generate the cash necessary for the distribution of income attributable to its zero coupon bonds. Pay-in-kind securities have characteristics similar to those of zero coupon securities, but interest on such securities may be paid in the form of obligations of the same type rather than cash.

Derivatives

General. The fund may utilize options, futures contracts (sometimes referred to as “futures”), options on futures contracts, forward contracts, swaps, caps, floors, collars, indexed securities, various mortgage-related obligations, structured or synthetic financial instruments and other derivative instruments (collectively, “Financial Instruments”). The fund may use Financial Instruments for any purpose, including as a substitute for other investments, to attempt to enhance its portfolio’s return or yield and to alter the investment characteristics of its portfolio (including to attempt to mitigate risk of loss in some fashion, or “hedge”). Except as otherwise provided in the Prospectus, this SAI or by applicable law, the fund may purchase and sell any type of Financial Instrument. The fund may choose not to make use of derivatives for a variety of reasons, and no assurance can be given that any derivatives strategy employed will be successful.

The U.S. government is in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make them more costly, may limit their availability, may disrupt markets or may otherwise adversely affect their value or performance.

In December 2015, the Securities and Exchange Commission (the “SEC”), proposed a new rule that would change the regulation of the use of derivatives by registered investment companies, such as the fund. If the proposed rule is adopted and goes into effect, it could limit the ability of the fund to invest or remain invested in derivatives.

The use of Financial Instruments may be limited by applicable law and any applicable regulations of the SEC, the Commodity Futures Trading Commission (the “CFTC”), or the exchanges on which some Financial Instruments may be traded. (Note, however, that some Financial Instruments that the fund may use may not be listed on any exchange and may not be regulated by the SEC or the CFTC.) In addition, the fund’s ability to use Financial Instruments may be limited by tax considerations.

In addition to the instruments and strategies discussed in this section, the subadviser may discover additional opportunities in connection with Financial Instruments and other similar or related techniques. These opportunities may become available as the subadviser develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new Financial Instruments or other techniques are developed. The subadviser may utilize these opportunities and techniques to the extent that they are consistent with the fund’s investment objective and permitted by its investment limitations and applicable regulatory authorities. These opportunities and techniques may involve risks different from or in addition to those summarized herein.

This discussion is not intended to limit the fund’s investment flexibility, unless such a limitation is expressly stated, and therefore will be construed by the fund as broadly as possible. Statements concerning what the fund may do are not intended to limit any other activity. Also, as with any investment or investment technique, even when the Prospectus or this discussion indicates that the fund may engage in an activity, it may not actually do so for a variety of reasons, including cost considerations.

Summary of Certain Risks. The use of Financial Instruments involves special considerations and risks, certain of which are summarized below, and may result in losses to the fund. In general, the use of Financial Instruments may increase the volatility of the fund and may involve a small investment of cash relative to the magnitude of the risk or exposure assumed. Even a small investment in derivatives may magnify or otherwise increase investment losses to the fund. As noted above, there can be no assurance that any derivatives strategy will succeed.

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Financial Instruments are subject to the risk that the market value of the derivative itself or the market value of underlying instruments will change in a way adverse to the fund’s interest. Many Financial Instruments are complex, and successful use of them depends in part upon a subadviser’s ability to forecast correctly future market trends and other financial or economic factors or the value of the underlying security, index, interest rate, currency or other instrument or measure. Even if a subadviser’s forecasts are correct, other factors may cause distortions or dislocations in the markets that result in unsuccessful transactions. Financial Instruments may behave in unexpected ways, especially in abnormal or volatile market conditions.

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The fund may be required to maintain assets as “cover,” maintain segregated accounts, post collateral or make margin payments when it takes positions in Financial Instruments. Assets that are segregated or used as cover, margin or collateral may be required to be in the form of cash or liquid securities, and typically may not be sold while the position in the Financial Instrument is open unless they are replaced with other appropriate assets. If markets move against the fund’s position, the fund may be required to maintain or post additional assets and may have to dispose of existing investments to obtain assets acceptable as collateral or margin. This may prevent it from pursuing its investment objective. Assets that are segregated or used as cover, margin or collateral typically are invested, and these investments are subject to risk and may result in losses to the fund. These losses may be substantial, and may be in addition to losses incurred by using the Financial Instrument in question. If the fund is unable to close out its positions, it may be required to continue to maintain such assets or accounts or make such payments until the positions expire or mature, and the fund will continue to be subject to investment risk on the assets. In addition, the fund may not be able to recover the full amount of its margin from an intermediary if that intermediary were to experience financial difficulty. Segregation, cover, margin and collateral requirements may impair the fund’s ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require the fund to sell a portfolio security or close out a derivatives position at a disadvantageous time or price.

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The fund’s ability to close out or unwind a position in a Financial Instrument prior to expiration or maturity depends on the existence of a liquid market or, in the absence of such a market, the ability and willingness of the other party to the transaction (the “counterparty”) to enter into a transaction closing out the position. If there is no market or the fund is not successful in its negotiations, the fund may not be able to sell or unwind the derivative position at a particular time or at an anticipated price. This may also be the case if the counterparty to the Financial Instrument becomes insolvent. The fund may be required to make delivery of portfolio securities or other assets underlying a Financial Instrument in order to close out a position or to sell portfolio securities or assets at a disadvantageous time or price in order to obtain cash to close out the position. While the position remains open, the fund continues to be subject to investment risk on the Financial Instrument. The fund may or may not be able to take other actions or enter into other transactions, including hedging transactions, to limit or reduce its exposure to the Financial Instrument.

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Certain Financial Instruments transactions may have a leveraging effect on the fund, and adverse changes in the value of the underlying security, index, interest rate, currency or other instrument or measure can result in losses substantially greater than the amount invested in the Financial Instrument itself. When the fund engages in transactions that have a leveraging effect, the value of the fund is likely to be more volatile and all other risks also are likely to be compounded. This is because leverage generally magnifies the effect of any increase or decrease in the value of an asset and creates investment risk with respect to a larger pool of assets than the fund would otherwise have. Certain Financial Instruments have the potential for unlimited loss, regardless of the size of the initial investment.

•	Many Financial Instruments may be difficult to value, which may result in increased payment requirements to counterparties or a loss of value to the fund.

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Liquidity risk exists when a particular Financial Instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid, the fund may be unable to initiate a transaction or liquidate a position at an advantageous time or price. Certain Financial Instruments, including certain over-the-counter (“OTC”) options and swaps, may be considered illiquid and therefore subject to the fund’s limitation on illiquid investments.

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In a hedging transaction there may be imperfect correlation, or even no correlation, between the identity, price or price movements of a Financial Instrument and the identity, price or price movements of the investments being hedged. This lack of correlation may cause the hedge to be unsuccessful and may result in the fund incurring substantial losses and/or not achieving anticipated gains. Even if the strategy works as intended, the fund might have been in a better position had it not attempted to hedge at all.

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Financial Instruments used for non-hedging purposes may result in losses which would not be offset by increases in the value of portfolio holdings or declines in the cost of securities or other assets to be acquired. In the event that the fund uses a Financial Instrument as an alternative to purchasing or selling other investments or in order to obtain desired exposure to an index or market, the fund will be exposed to the same risks as are incurred in purchasing or selling the other investments directly, as well as the risks of the transaction itself.

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Certain Financial Instruments involve the risk of loss resulting from the insolvency or bankruptcy of the counterparty or the failure by the counterparty to make required payments or otherwise comply with the terms of the contract. In the event of default by a counterparty, the fund may have contractual remedies pursuant to the agreements related to the transaction, which may be limited by applicable law in the case of the counterparty’s bankruptcy.

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Financial Instruments involve operational risk. There may be incomplete or erroneous documentation or inadequate collateral or margin, or transactions may fail to settle. For Financial Instruments not guaranteed by an exchange or clearinghouse, the fund may have only contractual remedies in the event of a counterparty default, and there may be delays, costs or disagreements as to the meaning of contractual terms and litigation in enforcing those remedies.

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Certain Financial Instruments transactions, including certain options, swaps, forward contracts, and certain options on foreign currencies, are entered into directly by the counterparties or through financial institutions acting as market makers (“OTC derivatives”), rather than being traded on exchanges or in markets registered with the CFTC or the SEC. Many of the protections afforded to exchange participants will not be available to participants in OTC derivatives transactions. For example, OTC derivatives transactions are not subject to the guarantee of an exchange, and only OTC derivatives that are either required to be cleared or submitted voluntarily for clearing to a clearinghouse will enjoy the protections that central clearing provides against default by the original counterparty to the trade. In an OTC derivatives transaction that is not cleared, the fund bears the risk of default by its counterparty. In a cleared derivatives transaction, the fund is instead exposed to the risk of default of the clearinghouse and the risk of default of the broker through which it has entered into the transaction. Information available on counterparty creditworthiness may be incomplete or outdated, thus reducing the ability to anticipate counterparty defaults.

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Financial Instruments transactions conducted outside the United States may not be conducted in the same manner as those entered into on U.S. exchanges, and may be subject to different margin, exercise, settlement or expiration procedures. Many of the risks of Financial Instruments are also applicable to Financial Instruments used outside the United States. Financial Instruments used outside the United States also are subject to the risks affecting foreign securities, currencies and other instruments.

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Financial Instruments involving currency are subject to additional risks. Currency related transactions may be negatively affected by government exchange controls, blockages, and manipulations. Exchange rates may be influenced by factors extrinsic to a country’s economy. Also, there is no systematic reporting of last sale information with respect to foreign currencies. As a result, the information on which trading in currency derivatives is based may not be as complete as, and may be delayed beyond, comparable data for other transactions.

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Use of Financial Instruments involves transaction costs, which may be significant. Use of Financial Instruments also may increase the amount of taxable income to shareholders, including a fund that invests largely in municipal securities.

Hedging. As stated above, the term “hedging” often is used to describe a transaction or strategy that is intended to mitigate risk of loss in some fashion. Hedging strategies can be broadly categorized as “short hedges” and “long hedges.” A short hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential declines in the value of one or more investments held in the fund’s portfolio. In a short hedge the fund takes a position in a Financial Instrument whose price is expected to move in the opposite direction of the price of the investment being hedged.

Conversely, a long hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that the fund intends to acquire. Thus, in a long hedge, the fund takes a position in a Financial Instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged. A long hedge is sometimes referred to as an anticipatory hedge. In an anticipatory hedge transaction, the fund does not own a corresponding security and, therefore, the transaction does not relate to the portfolio security that the fund owns. Rather, it relates to a security that the fund intends to acquire. If the fund does not complete the hedge by purchasing the security it anticipated purchasing, the effect on the fund’s portfolio is the same as if the transaction were entered into for speculative purposes.

In hedging transactions, Financial Instruments on securities (such as options and/or futures) generally are used to attempt to hedge against price movements in one or more particular securities positions that the fund owns or intends to acquire. Financial Instruments on indices, in contrast, generally are used to attempt to hedge against price movements in market sectors in which the fund has invested or expects to invest. Financial Instruments on debt securities generally are used to hedge either individual securities or broad debt market sectors.

Options—Generally. A call option gives the purchaser the right to buy, and obligates the writer to sell, the underlying investment at the agreed-upon price during the option period. A put option gives the purchaser the right to sell, and obligates the writer to buy, the underlying investment at the agreed-upon price during the option period. Purchasers of options pay an amount, known as a premium, to the option writer in exchange for the right under the option contract.

The fund may purchase or write both exchange-traded and OTC options. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between the fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options generally are established through negotiation with the other party to the option contract. When the fund purchases an OTC option, it relies on the counterparty from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by the fund as well as the loss of any expected benefit of the transaction.

Writing put or call options can enable the fund to enhance income or yield by reason of the premiums paid by the purchasers of such options. However, the fund may also suffer a loss. For example, if the market price of the security underlying a put option written by the fund declines to less than the exercise price of the option, minus the premium received, it can be expected that the option will be exercised and the fund would be required to purchase the security at more than its market value. If a security appreciates to a price higher than the exercise price of a call option written by the fund, it can be expected that the option will be exercised and the fund will be obligated to sell the security at less than its market value.

The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the historical price volatility of the underlying investment and general market conditions.

Options purchased by the fund that expire unexercised have no value, and the fund will realize a loss in the amount of the premium paid and any transaction costs. If an option written by the fund expires unexercised, the fund realizes a gain equal to the premium received at the time the option was written. Transaction costs must be included in these calculations.

The fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, the fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, the fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit the fund to realize profits or limit losses on an option position prior to its exercise or expiration. There can be no assurance that it will be possible for the fund to enter into any closing transaction.

A type of put that the fund may purchase is an “optional delivery standby commitment,” which is entered into by parties selling debt securities to the fund. An optional delivery standby commitment gives the fund the right to sell the security back to the seller on specified terms. This right is provided as an inducement to purchase the security.

Options on Indices. Puts and calls on indices are similar to puts and calls on securities (described above) or futures contracts (described below) except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities or futures contracts. When the fund writes a call on an index, it receives a premium and agrees that, prior to the expiration date, the purchaser of the call, upon exercise of the call, will receive from the fund an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (“multiplier”), which determines the total dollar value for each point of such difference. When the fund buys a call on an index, it pays a premium and has the same rights as to such call as are indicated above. When the fund buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put, upon the fund’s exercise of the put, to deliver to the fund an amount of cash if the closing level of the index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls. When the fund writes a put on an index, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require the fund to deliver to it an amount of cash equal to the difference between the closing level of the index and exercise price times the multiplier if the closing level is less than the exercise price.

Options on indices may, depending on the circumstances, involve greater risk than options on securities. Because index options are settled in cash, when the fund writes a call on an index it may not be able to provide in advance for its potential settlement obligations by acquiring and holding the underlying securities.

Futures Contracts and Options on Futures Contracts. A financial futures contract sale creates an obligation by the seller to deliver the type of Financial Instrument or, in the case of index and similar futures, cash, called for in the contract in a specified delivery month for a stated price. A financial futures contract purchase creates an obligation by the purchaser to take delivery of the asset called for in the contract in a specified delivery month at a stated price. Options on futures give the purchaser the right to assume a position in a futures contract at the specified option exercise price at any time during the period of the option.

Futures strategies can be used to change the duration of the fund’s portfolio. If the subadviser wishes to shorten the duration of the fund’s portfolio, the fund may sell a debt futures contract or a call option thereon, or purchase a put option on that futures contract. If the subadviser wishes to lengthen the duration of the fund’s portfolio, the fund may buy a debt futures contract or a call option thereon, or sell a put option thereon.

Futures contracts may also be used for other purposes, such as to simulate full investment in underlying securities while retaining a cash balance for portfolio management purposes, as a substitute for direct investment in a security, to facilitate trading, to reduce transaction costs, or to seek higher investment returns when a futures contract or option is priced more attractively than the underlying security or index.

No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract the fund is required to deposit “initial margin.” Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Under certain circumstances, such as periods of high volatility, the fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

Subsequent “variation margin” payments are made to and from the futures broker daily as the value of the futures position varies, a process known as “marking-to-market.” Daily variation margin calls could be substantial in the event of adverse price movements. If the fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a disadvantageous time or price.

Although some futures and options on futures call for making or taking delivery of the underlying securities, currencies or cash, generally those contracts are closed out prior to delivery by offsetting purchases or sales of matching futures or options (involving the same index, currency or underlying security and delivery month). If an offsetting purchase price is less than the original sale price, the fund realizes a gain, or if it is more, the fund realizes a loss. If an offsetting sale price is more than the original purchase price, the fund realizes a gain, or if it is less, the fund realizes a loss. The fund will also bear transaction costs for each contract, which will be included in these calculations. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. However, there can be no assurance that a liquid secondary market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract or options position.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day’s settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If the fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market, the imposition of price limits or otherwise, it could incur substantial losses. The fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

If an index future is used for hedging purposes the risk of imperfect correlation between movements in the price of index futures and movements in the price of the securities that are the subject of the hedge increases as the composition of the fund’s portfolio diverges from the securities included in the applicable index. The price of the index futures may move more than or less than the price of the securities being hedged. To compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of the index futures, the fund may buy or sell index futures in a greater dollar amount than the dollar amount of the securities being hedged if the historical volatility of the prices of such securities being hedged is more than the historical volatility of the prices of the securities included in the index. It is also possible that, where the fund has sold index futures contracts to hedge against a decline in the market, the market may advance and the value of the securities held in the fund may decline.

If this occurred, the fund would lose money on the futures contract and also experience a decline in value of its portfolio securities.

Where index futures are purchased to hedge against a possible increase in the price of securities before the fund is able to invest in them in an orderly fashion, it is possible that the market may decline instead. If the subadviser then concludes not to invest in them at that time because of concern as to possible further market decline or for other reasons, the fund will realize a loss on the futures contract that is not offset by a reduction in the price of the securities it had anticipated purchasing.

Futures and options on futures are regulated by the CFTC.

Swaps, Caps, Floors and Collars. The fund may enter into swaps, caps, floors and collars to preserve a return or a spread on a particular investment or portion of its portfolio, to protect against any increase in the price of securities the fund anticipates purchasing at a later date or to attempt to enhance yield or total return. A swap typically involves the exchange by the fund with another party of their respective commitments to pay or receive cash flows, e.g., an exchange of floating rate payments for fixed-rate payments. The purchase of a cap entitles the purchaser, to the extent that a specified index exceeds a predetermined value, to receive payments on a notional principal amount from the party selling the cap. The purchase of a floor entitles the purchaser, to the extent that a specified index falls below a predetermined value, to receive payments on a notional principal amount from the party selling the floor. A collar combines elements of a cap and a floor.

Swap agreements, including caps, floors and collars, can be individually negotiated and structured to include exposure to a variety of different types of investments (such as individual securities, baskets of securities and securities indices) or market factors (such as those listed below). Depending on their structure, swap agreements may increase or decrease the overall volatility of the fund’s investments and its share price and yield because, and to the extent, these agreements affect the fund’s exposure to long- or short-term interest rates, non-U.S. currency values, mortgage-backed or other security values, corporate borrowing rates or other factors such as security prices or inflation rates.

Swap agreements will tend to shift the fund’s investment exposure from one type of investment to another. Caps and floors have an effect similar to buying or writing options.

If a counterparty’s creditworthiness declines, the value of the agreement would be likely to decline, potentially resulting in losses.

The fund may enter into credit default swap contracts for investment purposes. As the seller in a credit default swap contract, the fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or a non- U.S. corporate issuer, on the debt obligation. In return, the fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the fund would keep the stream of payments and would have no payment obligations. As the seller, the fund would be subject to investment exposure on the notional amount of the swap which may be significantly larger than the fund’s cost to enter into the credit default swap. The fund may also invest in credit default indices, which are indices that reflect the performance of a basket of credit default swaps, and swaptions on credit default swap indices. (See “Options on Swaps” below.)

The fund may purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (or, as applicable, a credit downgrade or other indication of financial instability). It would also involve credit risk—that the seller may fail to satisfy its payment obligations to the fund in the event of a default.

The fund may enter into an interest rate swap in an effort to protect against declines in the value of fixed income securities held by the fund. In such an instance, the fund may agree to pay a fixed rate (multiplied by a notional amount) while a counterparty agrees to pay a floating rate (multiplied by the same notional amount). If interest rates rise, resulting in a diminution in the value of the fund’s portfolio, the fund would receive payments under the swap that would offset, in whole or in part, such diminution in value.

The net amount of the excess, if any, of the fund’s obligations over its entitlements with respect to each swap will be accrued on a daily basis, depending on whether a threshold amount (if any) is exceeded, and an amount of cash or liquid assets having an aggregate net asset value approximately equal to the accrued excess will be set aside as cover, as described below. The fund will also maintain collateral with respect to its total obligations under any swaps that are not entered into on a net basis, and will maintain cover as required by SEC guidelines from time to time with respect to caps and floors written by the fund.

Options on Swaps. An option on a swap agreement, or a “swaption,” is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. In return, the purchaser pays a “premium” to the seller of the contract. The seller of the contract receives the premium and bears the risk of unfavorable changes on the underlying swap. The fund may write (sell) and purchase put and call swaptions. The fund may also enter into swaptions on either an asset-based or liability-based basis, depending on whether the fund is hedging its assets or its liabilities. The fund may write (sell) and purchase put and call swaptions to the same extent it may make use of standard options on securities or other instruments. The fund may enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its holdings, as a duration management technique, to protect against an increase in the price of securities the fund anticipates purchasing at a later date, or for any other purposes, such as for speculation to increase returns. Swaptions are generally subject to the same risks involved in a fund’s use of options.

Depending on the terms of the particular option agreement, the fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When the fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when the fund writes a swaption, upon exercise of the option the fund will become obligated according to the terms of the underlying agreement.

Combined Positions. The fund may purchase and write options in combination with each other, or in combination with other Financial Instruments, to adjust the risk and return characteristics of its overall position. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Cover. Transactions using Financial Instruments may involve obligations which if not covered could be construed as “senior securities.” The fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, segregate or set aside on its books cash or liquid assets in the prescribed amount as determined daily. The fund may cover such transactions using other methods permitted under the 1940 Act, orders or releases issued by the SEC thereunder, or no-action letters or other guidance of the SEC staff. Although SEC guidelines on cover are designed to limit the transactions involving Financial Instruments that the fund may be engaged in at any time, the segregation of assets does not reduce the risks to the fund of entering into transactions in Financial Instruments.

Turnover. The fund’s derivatives activities may affect its turnover rate and brokerage commission payments. The exercise of calls or puts written by the fund, and the sale or purchase of futures contracts, may cause it to sell or purchase related investments, thus increasing its turnover rate. Once the fund has received an exercise notice on an option it has written, it cannot effect a closing transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price. The exercise of puts purchased by the fund may also cause the sale of related investments, also increasing turnover;

although such exercise is within the fund’s control, holding a protective put might cause it to sell the related investments for reasons that would not exist in the absence of the put. The fund will pay a brokerage commission each time it buys or sells a put or call or purchases or sells a futures contract. Such commissions may be higher than those that would apply to direct purchases or sales.

Forward Commitments and When-Issued Securities

The fund may purchase securities on a “when-issued” or “to be announced” or “forward delivery” basis. The payment obligation and the interest rate that will be received on the “when-issued” securities are fixed at the time the buyer enters into the commitment although settlement, i.e., delivery of and payment for the securities, takes place at a later date. In a “to be announced” transaction, a fund commits to purchase securities for which all specific information is not known at the time of the trade.

Securities purchased on a “when-issued” or “forward delivery” basis are subject to changes in value based upon the market’s perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. The value of these securities experiences appreciation when interest rates decline and depreciation when interest rates rise. Purchasing securities on a “when-issued” or “forward delivery” basis can involve a risk that the yields available in the market on the settlement date may actually be higher or lower than those obtained in the transaction itself. At the time the fund enters into a “when issued” or “forward delivery” commitment, the fund will set aside cash or other appropriate liquid securities with a value at least equal to the fund’s obligation under the commitment. The fund’s liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments.

An increase in the percentage of the fund’s assets committed to the purchase of securities on a “when-issued” basis may increase the volatility of its net asset value.

Illiquid Assets

The fund may not purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities and other assets that are illiquid. Illiquid assets are assets that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the value at which they are being carried on the fund’s books. These assets include, among others, certain securities that are subject to legal or contractual restrictions on resale, certain derivative products and any repurchase transactions that do not mature within seven days. The fund may not be able to sell illiquid securities and other assets in its portfolio at a time when the sale would be desirable or at a price the fund deems representative of their value. Disposing of illiquid investments may involve time-consuming negotiation and expenses.

Certain restricted securities can be traded freely among qualified purchasers in accordance with Rule 144A under the Securities Act of 1933 (the “1933 Act”). The SEC has stated that an investment company’s board of directors, or its investment adviser acting under authority delegated by the board, may determine that a security eligible for trading under this rule is “liquid.” The Board of Trustees (the “Board”) has delegated to the subadviser authority to determine whether particular securities eligible for trading under Rule 144A are and continue to be “liquid.” Investing in these restricted securities could have the effect of increasing the fund’s illiquidity, however, if qualified purchasers become uninterested in buying these securities.

Repurchase Agreements

Under the terms of a typical repurchase agreement, the fund would acquire one or more underlying debt obligations, frequently obligations issued by the U.S. government or its agencies or instrumentalities, for a relatively short period (typically overnight, although the term of an agreement may be many months), subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed-upon time and price. The repurchase price is typically greater than the purchase price paid by the fund, thereby determining the fund’s yield. A repurchase agreement is similar to, and may be treated as, a secured loan, where the fund loans cash to the counterparty and the loan is secured by the purchased securities as collateral. All repurchase agreements entered into by the fund are required to be collateralized so that at all times during the term of a repurchase agreement, the value of the underlying securities is at least equal to the amount of the repurchase price. Also, the fund or its custodian is required to have control of the collateral, which the subadviser believes will give the fund a valid, perfected security interest in the collateral.

Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the fund’s ability to dispose of the underlying securities, the risk of a possible decline in the value of the underlying securities during the period in which the fund seeks to assert its right to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or part of the income from the agreement. If the fund enters into a repurchase agreement involving securities the fund could not purchase directly, and the counterparty defaults, the fund may become the holder of securities that it could not purchase. These repurchase agreements may be subject to greater risks. In addition, these repurchase agreements may be more likely to have a term to maturity of longer than seven days.

Repurchase agreements maturing in more than seven days are considered to be illiquid.

Pursuant to an exemptive order issued by the SEC, the fund, along with other affiliated entities managed by the manager, may transfer uninvested cash balances into one or more joint accounts for the purpose of entering into repurchase agreements secured by cash and U.S. government securities, subject to certain conditions.

Borrowings

The fund may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested by the subadviser in other securities or instruments in an effort to increase the fund’s investment returns. Reverse repurchase agreements may be considered to be a type of borrowing.

When the fund invests borrowing proceeds in other securities, the fund will be at risk for any fluctuations in the market value of the securities in which the proceeds are invested. Like other leveraging risks, this makes the value of an investment in the fund more volatile and increases the fund’s overall investment exposure. In addition, if the fund’s return on its investment of the borrowing proceeds does not equal or exceed the interest that the fund is obligated to pay under the terms of a borrowing, engaging in these transactions will lower the fund’s return.

The fund may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to its borrowing obligations. This could adversely affect the subadviser’s strategy and result in lower fund returns. Interest on any borrowings will be a fund expense and will reduce the value of the fund’s shares.

The fund may borrow on a secured or on an unsecured basis. If the fund enters into a secured borrowing arrangement, a portion of the fund’s assets will be used as collateral. During the term of the borrowing, the fund will remain at risk for any fluctuations in the market value of these assets in addition to any securities purchased with the proceeds of the loan. In addition, the fund may be unable to sell the collateral at a time when it would be advantageous to do so, which could adversely affect the subadviser’s strategy and result in lower fund returns. The fund would also be subject to the risk that the lender may file for bankruptcy, become insolvent, or otherwise default on its obligations to return the collateral to the fund. In the event of a default by the lender, there may be delays, costs and risks of loss involved in the fund’s exercising its rights with respect to the collateral or those rights may be limited by other contractual agreements or obligations or by applicable law.

The 1940 Act requires the fund to maintain an “asset coverage” of at least 300% of the amount of its borrowings, provided that in the event that the fund’s asset coverage falls below 300%, the fund is required to reduce the amount of its borrowings so that it meets the 300% asset coverage threshold within three days (not including Sundays and holidays). Asset coverage means the ratio that the value of the fund’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this guideline would have the effect of limiting the amount that the fund may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Reverse Repurchase Agreements

A reverse repurchase agreement has the characteristics of a secured borrowing by the fund and creates leverage in the fund’s portfolio. In a reverse repurchase transaction, the fund sells a portfolio instrument to another person, such as a financial institution or broker/dealer, in return for cash. At the same time, the fund agrees to repurchase the instrument at an agreed-upon time and at a price that is greater than the amount of cash that the fund received when it sold the instrument, representing the equivalent of an interest payment by the fund for the use of the cash. During the term of the transaction, the fund will continue to receive any principal and interest payments (or the equivalent thereof) on the underlying instruments.

The fund may engage in reverse repurchase agreements as a means of raising cash to satisfy redemption requests or for other temporary or emergency purposes. Unless otherwise limited in the Prospectus or this SAI, the fund may also engage in reverse repurchase agreements to the extent permitted by its fundamental investment policies in order to raise additional cash to be invested by the fund’s subadviser in other securities or instruments in an effort to increase the fund’s investment returns.

During the term of the transaction, the fund will remain at risk for any fluctuations in the market value of the instruments subject to the reverse repurchase agreement as if it had not entered into the transaction. When the fund reinvests the proceeds of a reverse repurchase agreement in other securities, the fund will also be at risk for any fluctuations in the market value of the securities in which the proceeds are invested. Like other leveraging risks, this makes the value of an investment in the fund more volatile and increases the fund’s overall investment exposure. In addition, if the fund’s return on its investment of the proceeds of the reverse repurchase agreement does not equal or exceed the implied interest that it is obligated to pay under the reverse repurchase agreement, engaging in the transaction will lower the fund’s return.

When the fund enters into a reverse repurchase agreement, it is subject to the risk that the buyer under the agreement may file for bankruptcy, become insolvent, or otherwise default on its obligations to the fund. In the event of a default by the counterparty, there may be delays, costs and risks of loss involved in the fund’s exercising its rights under the agreement, or those rights may be limited by other contractual agreements or obligations or by applicable law.

In addition, the fund may be unable to sell the instruments subject to the reverse repurchase agreement at a time when it would be advantageous to do so, or may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to its obligations under a reverse repurchase agreement. This could adversely affect the subadviser’s strategy and result in lower fund returns. At the time the fund enters into a reverse repurchase agreement, the fund is required to set aside cash or other appropriate liquid securities in the amount of the fund’s obligation under the reverse repurchase agreement or take certain other actions in accordance with SEC guidelines, which may affect the fund’s liquidity and ability to manage its assets. Although complying with SEC guidelines would have the effect of limiting the amount of fund assets that may be committed to reverse repurchase agreements and other similar transactions at any time, it does not otherwise mitigate the risks of entering into reverse repurchase agreements.

Subordinated Securities

The fund may invest in securities which are subordinated or “junior” to more senior securities of the issuer, or which represent interests in pools of such subordinated or junior securities. Such securities may include so-called “high yield” or “junk” bonds (i.e., bonds that are rated below investment grade by a rating agency or that are determined by the subadviser to be of equivalent quality) and preferred stock. Under the terms of subordinated securities, payments that would otherwise be made to their holders may be required to be made to the holders of more senior securities, and/or the subordinated or junior securities may have junior liens, if they have any rights at all, in any collateral (meaning proceeds of the collateral are required to be paid first to the holders of more senior securities). As a result, subordinated or junior securities will be disproportionately adversely affected by a default or even a perceived decline in creditworthiness of the issuer.

Europe—Recent Events

A number of countries in Europe have experienced severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within and without Europe. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, voters in the United Kingdom have approved withdrawal from the European Union. Other countries may seek to withdraw from the European Union and/or abandon the euro, the common currency of the European Union. A number of countries in Europe have suffered terror attacks, and additional attacks may occur in the future. The Ukraine has experienced ongoing military conflict; this conflict may expand and military conflicts could potentially occur elsewhere in Europe. Europe has also been struggling with mass migration from the Middle East and Africa. The ultimate effects of these events and other socio-political or geopolitical issues are not known but could profoundly affect global economies and markets. Whether or not a fund invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of a fund’s investments.

Short-Term Trading

Fund transactions will be undertaken principally to accomplish the fund’s investment objective in relation to anticipated movements in the general level of interest rates, but the fund may also engage in short-term trading consistent with its investment objective.

New Investment Products

New types of mortgage-backed and asset-backed securities, derivative instruments, hedging instruments and other securities or instruments are developed and marketed from time to time. Consistent with its investment limitations, the fund expects to invest in those new types of securities and instruments that its subadviser believes may assist the fund in achieving its investment objective.

Alternative Investment Strategies and Temporary Investments

At times the subadviser may judge that conditions in the securities markets make pursuing the fund’s typical investment strategy inconsistent with the best interest of its shareholders. At such times, the subadviser may temporarily use alternative strategies, primarily designed to reduce fluctuations in the value of the fund’s assets. In implementing these defensive strategies, the fund may invest without limit in securities that the subadviser believes present less risk to the fund, including equity securities, debt and fixed income securities, preferred stocks, U.S. government and agency obligations, cash or money market instruments, certificates of deposit, demand and time deposits, bankers’ acceptances or other securities the subadviser considers consistent with such defensive strategies, such as, but not limited to, options, futures, warrants or swaps. During periods in which such strategies are used, the duration of the fund may diverge from the duration range for that fund disclosed in its Prospectus (if applicable). It is impossible to predict when, or for how long, the fund will use these alternative strategies. As a result of using these alternative strategies, the fund may not achieve its investment objective.

Duration

For the simplest fixed income securities, “duration” indicates the average time at which the security’s cash flows are to be received. For simple fixed income securities with interest payments occurring prior to the payment of principal, duration is always less than maturity. For example, a current coupon “bullet” bond with a maturity of 3.5 years (i.e., a bond that pays interest at regular intervals and that will have a single principal payment of the entire principal amount in 3.5 years) might have a duration of approximately three years. In general, the lower the stated or coupon rate of interest of a fixed income security, the closer its duration will be to its final maturity; conversely, the higher the stated or coupon rate of interest of a fixed income security, the shorter its duration will be compared to its final maturity.

Determining duration becomes more complex when fixed income security features like floating or adjustable coupon payments, optionality (for example, the right of the issuer to prepay or call the security), and structuring (for example, the right of the holders of certain securities to receive priority as to the issuer’s cash flows) are considered. The calculation of “effective duration” attempts to take into account optionality and other complex features. Generally, the longer the effective duration of a security, the greater will be the expected change in the percentage price of the security with respect to a change in the security’s own yield. By way of illustration, a security with an effective duration of 3.5 years might normally be expected to go down in price by 35 basis points if its yield goes up by 10 basis points, while another security with an effective duration of 4.0 years might normally be expected to go down in price by 40 basis points if its yield goes up by 10 basis points.

The assumptions that are made about a security’s features and options when calculating effective duration may prove to be incorrect. For example, many mortgage pass-through securities may have stated final maturities of 30 years, but current prepayment rates, which can vary widely under different economic conditions, may have a large influence on the pass-through security’s response to changes in yield. In these situations, the subadviser may consider other analytical techniques that seek to incorporate the security’s additional features into the determination of its response to changes in its yield.

A security may change in price for a variety of reasons. For example, floating rate securities may have final maturities of ten or more years, but their effective durations will tend to be very short. If there is an adverse credit event, or a perceived change in the issuer’s creditworthiness, these securities could experience a far greater negative price movement than would be predicted by the change in the security’s yield in relation to its effective duration.

As a result, investors should be aware that effective duration is not an exact measurement and may not reliably predict a security’s price sensitivity to changes in yield or interest rates.

Ratings as Investment Criteria

In general, the ratings of nationally recognized statistical rating organizations (“NRSROs”) represent the opinions of these agencies as to the quality of securities that they rate. Such ratings, however, are relative and subjective, are not absolute standards of quality and do not evaluate the market value risk of the securities. These ratings will be used by the fund as initial criteria for the selection of portfolio securities, but the fund also will rely upon the independent advice of the subadviser to evaluate potential investments. Among the factors that will be considered are the long-term ability of the issuer to pay principal and interest and general economic trends. Appendix A to this SAI contains further information concerning the rating categories of NRSROs and their significance.

If a security is rated by different agencies and receives different ratings from these agencies, the fund will treat the security as being rated in the highest rating category received from an agency.

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the subadviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults, the investors in a security held by the fund may become the holders of underlying assets. In that case, the fund may become the holder of securities that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

Lending of Portfolio Securities

Consistent with applicable regulatory requirements, the fund may lend portfolio securities to brokers, dealers and other financial organizations meeting capital and other credit requirements or other criteria established by the Board. Loans of securities will be secured continuously by collateral in cash, cash equivalents, or U.S. government obligations maintained on a current basis at an amount at least equal to the market value of the securities loaned. Cash collateral received by the fund will be invested in high quality short-term instruments, or in one or more funds maintained by the lending agent for the purpose of investing cash collateral. During the term of the loan, the fund will continue to have investment risk with respect to the security loaned, as well as risk with respect to the investment of the cash collateral. Either party has the right to terminate a loan at any time on customary industry settlement notice (which will not usually exceed three business days). During the existence of a loan, the fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and, with respect to cash collateral, will receive any income generated by the fund’s investment of the collateral (subject to a rebate payable to the borrower and a percentage of the income payable to the lending agent). Where the borrower provides the fund with collateral other than cash, the borrower is also obligated to pay the fund a fee for use of the borrowed securities. The fund does not have the right to vote any securities having voting rights during the existence of the loan, but would retain the right to call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially. In addition, the fund could suffer loss if the loan terminates and the fund is forced to liquidate investments at a loss in order to return the cash collateral to the buyer. If the subadviser determines to make loans, it is not intended that the value of the securities loaned by the fund would exceed 33 1/3% of the value of its net assets.

The fund does not currently intend to engage in securities lending, although the fund may engage in transactions (such as reverse repurchase agreements) which have similar characteristics.

Commodity Exchange Act Regulation

The fund is operated by persons who have claimed an exclusion, granted to operators of registered investment companies like the fund, from registration as a “commodity pool operator” with respect to the fund under the Commodity Exchange Act (the “CEA”), and, therefore, are not subject to registration or regulation with respect to the fund under the CEA. As a result, the fund is limited in its ability to trade instruments subject to the CFTC’s jurisdiction, including commodity futures (which include futures on broad-based securities indexes, interest rate futures and currency futures), options on commodity futures, certain swaps or other investments (whether directly or indirectly through investments in other investment vehicles).

Under this exclusion, the fund must satisfy one of the following two trading limitations whenever it enters into a new commodity trading position: (1) the aggregate initial margin and premiums required to establish the fund’s positions in CFTC-regulated instruments may not exceed 5% of the liquidation value of the fund’s portfolio (after accounting for unrealized profits and unrealized losses on any such investments); or (2) the aggregate net notional value of such instruments, determined at the time the most recent position was established, may not exceed 100% of the liquidation value of the fund’s portfolio (after accounting for unrealized profits and unrealized losses on any such positions). The fund would not be required to consider its exposure to such instruments if they were held for “bona fide hedging” purposes, as such term is defined in the rules of the CFTC. In addition to meeting one of the foregoing trading limitations, the fund may not market itself as a commodity pool or otherwise as a vehicle for trading in the markets for CFTC-regulated instruments.

If the fund’s operators were to lose their ability to claim this exclusion with respect to the fund, such persons would be required to comply with certain CFTC rules regarding commodity pools that could impose additional regulatory requirements, compliance obligations and expenses for the fund.

Cybersecurity Risk

With the increased use of technologies such as mobile devices and Web-based or “cloud” applications, and the dependence on the Internet and computer systems to conduct business, the fund is susceptible to operational, information security and related risks. In general, cybersecurity incidents can result from deliberate attacks or unintentional events (arising from external or internal sources) that may cause the fund to lose proprietary information, suffer data corruption, physical damage to a computer or network system or lose operational capacity. Cybersecurity attacks include, but are not limited to, infection by malicious software, such as malware or computer viruses or gaining unauthorized access to digital systems, networks or devices that are used to service the fund’s operations (e.g., through “hacking,” “phishing” or malicious software coding) or other means for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cybersecurity attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on the fund’s websites (i.e., efforts to make network services unavailable to intended users). In addition, authorized persons could inadvertently or intentionally release confidential or proprietary information stored on the fund’s systems.

Cybersecurity incidents affecting the fund’s manager, any subadviser, other service providers to the fund or its shareholders (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) have the ability to cause disruptions and impact business operations, potentially resulting in financial losses to both the fund and its shareholders, interference with the fund’s ability to calculate its net asset value, impediments to trading, the inability of fund shareholders to transact business and the fund to process transactions (including fulfillment of fund share purchases and redemptions), violations of applicable privacy and other laws (including the release of private shareholder information) and attendant breach notification and credit monitoring costs, regulatory fines, penalties, litigation costs, reputational damage, reimbursement or other compensation costs, forensic investigation and remediation costs, and/or additional compliance costs. Similar adverse consequences could result from cybersecurity incidents affecting issuers of securities in which the fund invests, counterparties with which the fund engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies and other financial institutions (including financial intermediaries and other service providers) and other parties. In addition, substantial costs may be incurred in order to safeguard against and reduce the risk of any cybersecurity incidents in the future. In addition to administrative, technological and procedural safeguards, the fund’s manager and any subadviser have established business continuity plans in the event of, and risk management systems to prevent or reduce the impact of, such cybersecurity incidents. However, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified, as well as the rapid development of new threats. Furthermore, the fund cannot control the cybersecurity plans and systems put in place by its service providers or any other third parties whose operations may affect the fund or its shareholders. The fund and its shareholders could be negatively impacted as a result.

INVESTMENT POLICIES

The fund has adopted the fundamental and non-fundamental investment policies below for the protection of shareholders. Fundamental investment policies of the fund may not be changed without the vote of a majority of the outstanding voting securities of the fund, defined under the 1940 Act as the lesser of (a) 67% or more of the voting securities of the fund present at a shareholder meeting, if the holders of more than 50% of the voting securities of the fund are present in person or represented by proxy, or (b) more than 50% of the voting securities of the fund. The Board may change non-fundamental investment policies at any time.

If any percentage restriction described below is complied with at the time of an investment, a later increase or decrease in the percentage resulting from a change in values or assets will not constitute a violation of such restriction, unless otherwise noted below.

The fund’s investment objective is non-fundamental.

Fundamental Investment Policies

The fund’s fundamental investment policies are as follows:

(1) The fund may not borrow money except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(2) The fund may not engage in the business of underwriting the securities of other issuers except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(3) The fund may lend money or other assets to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(4) The fund may not issue senior securities except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(5) The fund may not purchase or sell real estate except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(6) The fund may purchase or sell commodities or contracts related to commodities to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(7) Except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction, the fund may not make any investment if, as a result, the fund’s investments will be concentrated in any one industry.

With respect to the fundamental policy relating to borrowing money set forth in (1) above, the 1940 Act permits a fund to borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose, and to borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes. (The fund’s total assets include the amounts being borrowed.) To limit the risks attendant to borrowing, the 1940 Act requires the fund to maintain an “asset coverage” of at least 300% of the amount of its borrowings, provided that in the event that the fund’s asset coverage falls below 300%, the fund is required to reduce the amount of its borrowings so that it meets the 300% asset coverage threshold within three days (not including Sundays and holidays). Asset coverage means the ratio that the value of the fund’s total assets (including amounts borrowed), minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Certain trading practices and investments, such as reverse repurchase agreements, may be considered to be borrowing, and thus subject to the 1940 Act restrictions. Borrowing money to increase portfolio holdings is known as “leveraging.” Borrowing, especially when used for leverage, may cause the value of a fund’s shares to be more volatile than if the fund did not borrow. This is because borrowing tends to magnify the effect of any increase or decrease in the value of the fund’s portfolio holdings. Borrowed money thus creates an opportunity for greater gains, but also greater losses. To repay borrowings, a fund may have to sell securities at a time and at a price that is unfavorable to the fund. There also are costs associated with borrowing money, and these costs would offset and could eliminate a fund’s net investment income in any given period. Currently the fund does not contemplate borrowing money for leverage, but if the fund does so, it will not likely do so to a substantial degree. The policy in (1) above will be interpreted to permit the fund to engage in trading practices and investments that may be considered to be borrowing to the extent permitted by the 1940 Act. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy.

With respect to the fundamental policy relating to underwriting set forth in (2) above, the 1940 Act does not prohibit a fund from engaging in the underwriting business or from underwriting the securities of other issuers; in fact, the 1940 Act permits a fund to have underwriting commitments of up to 25% of its assets under certain circumstances. Those circumstances currently are that the amount of the fund’s underwriting commitments, when added to the value of the fund’s investments in issuers where the fund owns more than 10% of the outstanding voting securities of those issuers, cannot exceed the 25% cap. A fund engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the 1933 Act. Under the 1933 Act, an underwriter may be liable for material omissions or misstatements in an issuer’s registration statement or prospectus. Securities purchased from an issuer and not registered for sale under the 1933 Act are considered restricted securities. There may be a limited market for these securities. If these securities are registered under the 1933 Act, they may then be eligible for sale but participating in the sale may subject the seller to underwriter liability. These risks could apply to a fund investing in restricted securities. Although it is not believed that the application of the 1933 Act provisions described above would cause the fund to be engaged in the business of underwriting, the policy in (2) above will be interpreted not to prevent the fund from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the fund may be considered to be an underwriter under the 1933 Act.

With respect to the fundamental policy relating to lending set forth in (3) above, the 1940 Act does not prohibit a fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. (A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that reflects current interest rates. The SEC frequently treats repurchase agreements as loans.) While lending securities may be a source of income to a fund, as with other extensions of credit, there are risks of delay in recovery or even loss of rights in the underlying securities should the borrower fail financially. However, loans would be made only when the fund’s manager or the subadviser believes the income justifies the attendant risks. The fund also will be permitted by this policy to make loans of money, including to other funds. The fund would have to obtain exemptive relief from the SEC to make loans to other funds. The policy in (3) above will be interpreted not to prevent the fund from purchasing or investing in debt obligations and loans. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments, as well as delays in the settlement of securities transactions, will not be considered loans.

With respect to the fundamental policy relating to issuing senior securities set forth in (4) above, “senior securities” are defined as fund obligations that have a priority over the fund’s shares with respect to the payment of dividends or the distribution of fund assets. The 1940 Act prohibits a fund from issuing senior securities except that the fund may borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose. A fund also may borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities. The issuance of senior securities by a fund can increase the speculative character of the fund’s outstanding shares through leveraging. Leveraging of a fund’s portfolio through the issuance of senior securities magnifies the potential for gain or loss on monies, because even though the fund’s net assets remain the same, the total risk to investors is increased to the extent of the fund’s gross assets. The policy in (4) above will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.

With respect to the fundamental policy relating to real estate set forth in (5) above, the 1940 Act does not prohibit a fund from owning real estate; however, a fund is limited in the amount of illiquid assets it may purchase. Investing in real estate may involve risks, including that real estate is generally considered illiquid and may be difficult to value and sell. Owners of real estate may be subject to various liabilities, including environmental liabilities. To the extent that investments in real estate are considered illiquid, the current SEC staff position generally limits a fund’s purchases of illiquid securities to 15% of net assets. The policy in (5) above will be interpreted not to prevent the fund from investing in real estate-related companies, companies whose businesses consist in whole or in part of investing in real estate, instruments (like mortgages) that are secured by real estate or interests therein, or real estate investment trust securities.

With respect to the fundamental policy relating to commodities set forth in (6) above, the 1940 Act does not prohibit a fund from owning commodities, whether physical commodities and contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies and, possibly, currency futures). However, a fund is limited in the amount of illiquid assets it may purchase. To the extent that investments in commodities are considered illiquid, the current SEC staff position generally limits a fund’s purchases of illiquid securities to 15% of net assets. If a fund were to invest in a physical commodity or a physical commodity-related instrument, the fund would be subject to the additional risks of the particular physical commodity and its related market. The value of commodities and commodity-related instruments may be extremely volatile and may be affected either directly or indirectly by a variety of factors. There also may be storage charges and risks of loss associated with physical commodities. The policy in (6) above will be interpreted to permit investments in exchange traded funds that invest in physical and/or financial commodities.

With respect to the fundamental policy relating to concentration set forth in (7) above, the 1940 Act does not define what constitutes “concentration” in an industry. The SEC staff has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. A fund that invests a significant percentage of its total assets in a single industry may be particularly susceptible to adverse events affecting that industry and may be more risky than a fund that does not concentrate in an industry. The policy in (7) above will be interpreted to refer to concentration as that term may be interpreted from time to time. In addition, the term industry will be interpreted to include a related group of industries. The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. There also will be no limit on investment in issuers domiciled in a single jurisdiction or country. The policy also will be interpreted to give broad authority to the fund as to how to classify issuers within or among industries or groups of industries. The fund has been advised by the staff of the SEC that the staff currently views securities issued by a foreign government to be in a single industry for purposes of calculating applicable limits on concentration.

The fund’s fundamental policies are written and will be interpreted broadly. For example, the policies will be interpreted to refer to the 1940 Act and the related rules as they are in effect from time to time, and to interpretations and modifications of or relating to the 1940 Act by the SEC and others as they are given from time to time. When a policy provides that an investment practice may be conducted as permitted by the 1940 Act, the policy will be interpreted to mean either that the 1940 Act expressly permits the practice or that the 1940 Act does not prohibit the practice.

Additional Fundamental Investment Policy

Under normal circumstances, the fund invests at least 80% of its assets in “Oregon municipal securities.” Oregon municipal securities are securities and other investments with similar economic characteristics, the income from which is exempt from regular federal income tax and Oregon state personal income tax. Interest on Oregon municipal securities may be subject to the federal alternative minimum tax. For purposes of this policy, the term “assets” means net assets plus any borrowings for investment purposes.

Non-Fundamental Investment Policy

Under a non-fundamental investment policy adopted by the Trust, the fund is prohibited from purchasing or otherwise acquiring any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid. The fund monitors the portion of the fund’s total assets that is invested in illiquid securities on an ongoing basis, not only at the time of investment in such securities. If at any time another registered open-end investment company that is part of the same group of investment companies as a fund invests in the fund in reliance upon the provisions of subparagraph (G) of Section 12(d)(1) of the 1940 Act, the fund will not invest in other registered open-end investment companies and registered unit investment trusts in reliance upon the provisions of subparagraphs (G) or (F) of Section 12(d)(1) of the 1940 Act.

Diversification

The fund is currently classified as a non-diversified fund under the 1940 Act. A diversified fund may not purchase securities of an issuer (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, with respect to 75% of its total assets, (a) more than 5% of the fund’s total assets would be invested in securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer. A non-diversified fund can invest a greater portion of its assets in a single issuer or a limited number of issuers than may a diversified fund. In this regard, the fund is subject to greater risk than a diversified fund. Under the 1940 Act, the fund may change its classification from non-diversified to diversified without shareholder approval.

Portfolio Turnover

For reporting purposes, the fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the fund during the fiscal year. In determining such portfolio turnover, all securities whose maturities at the time of acquisition were one year or less are excluded. A 100% portfolio turnover rate would occur, for example, if all of the securities in the fund’s investment portfolio (other than short-term money market securities) were replaced once during the fiscal year.

In the event that portfolio turnover increases, this increase necessarily results in correspondingly greater transaction costs which must be paid by the fund. To the extent the portfolio trading results in realization of capital gains, shareholders will receive distributions of such gains in the form of a taxable ordinary or capital gain dividend.

Portfolio turnover will not be a limiting factor should the subadviser deem it advisable to purchase or sell securities.

For the fiscal years ended April 30, 2015 and April 30, 2016, the fund’s portfolio turnover rates were as follows:

2015 (%)	2016 (%)
11	8

MANAGEMENT

The business and affairs of the fund are conducted by management under the supervision and subject to the direction of its Board. The business address of each Trustee (including each Trustee of the fund who is not an “interested person” of the fund) (an “Independent Trustee”) is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Trustees and officers of the fund is set forth below.

Name and Year of Birth	Position(s) with Trust	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past 5 Years
Independent Trustees#:
Elliott J. Berv Born 1943	Trustee and Chair of the Board	Since 1989 (Chair of the Board since 2016)	President and Chief Executive Officer, Catalyst (consulting) (since 1984); formerly, Chief Executive Officer, Rocket City Enterprises (media) (2000 to 2005)	53	None

Jane F. Dasher Born 1949	Trustee	Since 1999	Chief Financial Officer, Long Light Capital, LLC, formerly known as Korsant Partners, LLC (a family investment company) (since 1997)	53	None

Mark T. Finn Born 1943	Trustee	Since 1989	Adjunct Professor, College of William & Mary (since 2002); Chairman, Chief Executive Officer and Owner, Vantage Consulting Group, Inc. (investment management) (since 1988); Principal/Member, Balvan Partners (investment management) (2002 to 2009)	53	None

Name and Year of Birth	Position(s) with Trust	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past 5 Years
Stephen Randolph Gross Born 1947	Trustee	Since 1986	Chairman Emeritus (since 2011) and formerly, Chairman, HLB Gross Collins, P.C. (accounting and consulting firm) (1974 to 2011); Executive Director of Business Builders Team, LLC (since 2005); Principal, Gross Consulting Group, LLC (since 2011); CEO, Gross Capital Advisors, LLC (since 2011); CEO, Trusted CFO Solutions, LLC (since 2011)	53	None

Richard E. Hanson, Jr. Born 1941	Trustee	Since 1985	Retired; formerly, Headmaster, The New Atlanta Jewish Community High School, Atlanta, Georgia (1996 to 2000)	53	None

Diana R. Harrington Born 1940	Trustee	Since 1992	Babson Distinguished Professor of Finance, Babson College (since 1992)	53	None

Name and Year of Birth	Position(s) with Trust	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past 5 Years
Susan M. Heilbron Born 1945	Trustee	Since 1994	Retired; formerly, President, Lacey & Heilbron (communications consulting) (1990 to 2002); formerly, General Counsel and Executive Vice President, The Trump Organization (1986 to 1990); formerly, Senior Vice President, New York State Urban Development Corporation (1984 to 1986); formerly, Associate, Cravath, Swaine & Moore LLP (1980 to 1984) and (1977 to 1979)	53	Formerly, Director, Lincoln Savings Bank, FSB (1991 to 1994); formerly, Director, Trump Shuttle, Inc. (air transportation) (1989 to 1990); formerly, Director, Alexander’s Inc. (department store) (1987 to 1990)

Susan B. Kerley Born 1951	Trustee	Since 1992	Investment Consulting Partner, Strategic Management Advisors, LLC (investment consulting) (since 1990)	53	Director and Trustee (since 1990) and formerly, Chairman (2005 to 2012) of various series of MainStay Family of Funds (66 funds); Investment Company Institute (ICI) Board of Governors (since 2006); ICI Executive Committee (since 2011); Chairman of the Independent Directors Council (since 2012)

Name and Year of Birth	Position(s) with Trust	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past 5 Years
Alan G. Merten Born 1941	Trustee	Since 1990	President Emeritus (since 2012) and formerly, President, George Mason University (1996 to 2012)	53	Director Emeritus (since 2012) and formerly, Director, Cardinal Financial Corporation (2006 to 2012); Trustee, First Potomac Realty Trust (since 2005); Director, DeVry Inc. (educational services) (since 2012); formerly, Director, Xybernaut Corporation (information technology) (2004 to 2006); formerly, Director, Digital Net Holdings, Inc. (2003 to 2004); formerly, Director, Comshare, Inc. (information technology) (1985 to 2003)

R. Richardson Pettit Born 1942	Trustee	Since 1990	Retired; formerly, Duncan Professor of Finance, University of Houston (1977 to 2006); previous academic or management positions include: University of Washington, University of Pennsylvania and Purdue University	53	None

Name and Year of Birth	Position(s) with Trust	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past 5 Years
Interested Trustee and Officer:
Jane Trust, CFA† Born 1962	Trustee, President and Chief Executive Officer	Since 2015	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2016); Officer and/or Trustee/Director of 163 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Vice President of LMPFA (2015); formerly, Director of ClearBridge, LLC (formerly, Legg Mason Capital Management, LLC) (2007 to 2014); formerly, Managing Director of Legg Mason Investment Counsel & Trust Co. (2000 to 2007)	156	None

#	Trustees who are not “interested persons” of the fund within the meaning of Section 2(a)(19) of the 1940 Act.
*	Each Trustee serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.
**	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex.
†	Ms. Trust is an “interested person” of the fund, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

Name, Year of Birth and Address	Position(s) with Trust	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years
Additional Officers:
Ted P. Becker Born 1951 620 Eighth Avenue 49th Floor New York, NY 10018	Chief Compliance Officer	Since 2007	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006)

Susan Kerr Born 1949 620 Eighth Avenue 49th Floor New York, NY 10018	Chief Anti-Money Laundering Compliance Officer	Since 2013	Assistant Vice President of Legg Mason & Co. and LMIS (since 2010); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer of LMIS (since 2012); Senior Compliance Officer of LMIS (since 2011); formerly, AML Consultant, DTCC (2010); formerly, AML Consultant, Rabobank Netherlands, (2009); formerly, First Vice President, Director of Marketing & Advertising Compliance and Manager of Communications Review Group at Citigroup Inc. (1996 to 2008)

Jenna Bailey Born 1978 100 First Stamford Place 6th Floor Stamford, CT 06902	Identity Theft Prevention Officer	Since 2015

Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2015); Compliance Officer of Legg Mason & Co. (since 2013); Assistant Vice President of Legg Mason & Co. (since 2011); formerly, Associate Compliance Officer of Legg Mason & Co. (2011 to 2013); formerly, Risk Manager of U.S. Distribution of Legg Mason & Co. (2007 to 2011)

Name, Year of Birth and Address	Position(s) with Trust	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years
Robert I. Frenkel Born 1954 100 First Stamford Place 6th Floor Stamford, CT 06902	Secretary and Chief Legal Officer	Since 2007	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel-U.S. Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Thomas C. Mandia Born 1962 100 First Stamford Place 6th Floor Stamford, CT 06902	Assistant Secretary	Since 2007	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (formerly registered investment advisers) (since 2013)

Richard F. Sennett Born 1970 100 International Drive 7th Floor Baltimore, MD 21202	Principal Financial Officer	Since 2011	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

Name, Year of Birth and Address	Position(s) with Trust	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years
Steven Frank Born 1967 620 Eighth Avenue 49th Floor New York, NY 10018	Treasurer	Since 2014	Director of Legg Mason & Co. (since 2015); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Vice President of Legg Mason & Co. and Legg Mason & Co. predecessors (2002 to 2015); formerly, Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010)

Jeanne M. Kelly Born 1951 620 Eighth Avenue 49th Floor New York, NY 10018	Senior Vice President	Since 2007	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); formerly, Senior Vice President of LMFAM (2013 to 2015)

*	Each officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.
**	Indicates the earliest year in which the officer took such office.

Each Trustee, except for Ms. Trust, previously served as a trustee or director of certain predecessor funds in the Legg Mason-sponsored fund complex, and each Trustee, except for Ms. Trust, was thus initially selected by the board of the applicable predecessor funds. In connection with a restructuring of the fund complex completed in 2007, the Board was established to oversee mutual funds in the fund complex that invest primarily in fixed income securities, including the fund, with a view to ensuring continuity of representation by board members of predecessor funds on the Board and in order to establish a Board with experience in and focused on overseeing fixed income mutual funds, which experience would be further developed and enhanced over time.

The Independent Trustees were selected to join the Board based upon the following as to each Board Member: his or her contribution as a board member of predecessor funds; such person’s character and integrity; such person’s willingness to serve and willingness and ability to commit the time necessary to perform the duties of a Trustee; the fact that such person’s service would be consistent with the requirements of the retirement policies of the Trust; and his or her status as not being an “interested person” as defined in the 1940 Act. Ms. Trust was selected to join the Board based upon the following: her character and integrity; her willingness to serve and her willingness and ability to commit the time necessary to perform the duties of a Trustee; the fact that her service as a Trustee would be consistent with requirements of the Trust’s retirement policies, and her status as a representative of Legg Mason.

The Board believes that each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that the Board possesses the requisite skills and attributes. The Board believes that the Trustees’ ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the manager, subadviser, other service providers, counsel and independent auditors, and to exercise effective business judgment in the performance of their duties, support this conclusion. The Board has also considered the contributions that each Trustee can make to the Board and the fund, as well as the perspectives gained from the Independent Trustees’ service on the board of the applicable predecessor funds. In addition, the following specific experience, qualifications, attributes and/or skills apply as to each Trustee: Mr. Berv, experience as a chief executive officer and board member of various businesses and organizations and organizational consulting experience; Ms. Dasher, experience as a chief financial officer of a private investment company; Mr. Finn, investment management experience as an executive, consultant and portfolio manager; Mr. Gross, accounting background and experience as an officer and board member of various organizations; Mr. Hanson, experience in academic leadership; Dr. Harrington, background in investment and finance; Ms. Heilbron, legal background and experience, business and consulting experience and experience as a board member of public companies; Ms. Kerley, investment consulting experience and background and mutual fund board experience; Dr. Merten, academic leadership experience, background in investments and finance, and board experience; Dr. Pettit, economic and finance background and academic management experience; and Ms. Trust, investment management and risk oversight experience as an executive and portfolio manager and leadership roles within Legg Mason and affiliated entities. References to the qualifications, attributes and skills of Trustees are pursuant to requirements of the Securities and Exchange Commission, do not constitute holding out of the Board or any Trustee as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

The Board is responsible for overseeing the management and operations of the fund. Ms. Trust is an interested person of the fund. Independent Trustees constitute more than 75% of the Board. Mr. Berv serves as Chair of the Board.

The Board has three standing committees: the Audit Committee, Nominating and Governance Committee (referred to as the Governance Committee), and Investment and Performance Committee (referred to as the Performance Committee). Each of the Audit, Governance and Performance Committees is chaired by an Independent Trustee and composed of all of the Independent Trustees. Where deemed appropriate, the Board constitutes ad hoc committees.

The Chair of the Board and the chairs of the Audit, Governance and Performance Committees work with the Chief Executive Officer of the Trust to set the agendas for Board and committee meetings. The Chair of the Board also serves as a key point person for dealings between management and the other Independent Trustees. As noted below, through the committees the Independent Trustees consider and address important matters involving the fund, including those presenting conflicts or potential conflicts of interest for management. The Independent Trustees also regularly meet outside the presence of management and are advised by independent legal counsel. The Board has determined that its committees help ensure that the fund has effective and independent governance and oversight. The Board also has determined that its leadership structure, in which the Chair of the Board is not affiliated with Legg Mason, is appropriate. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from management, including the subadviser.

The Audit Committee oversees, among other things, the scope of the fund’s audit, the fund’s accounting and financial reporting policies and practices and the internal controls over financial accounting and reporting. The primary purposes of the Board’s Audit Committee are to assist the Board in fulfilling its responsibility for oversight of the integrity of the accounting, auditing and financial reporting practices of the fund, and the qualifications and independence of the fund’s independent registered public accounting firm. The Audit Committee approves, and recommends to the Independent Trustees for their ratification, the selection, appointment, retention or termination of the fund’s independent registered public accounting firm and approves the compensation of the independent registered public accounting firm. The Audit Committee also approves all audit and permissible non-audit services provided to the fund by the independent registered public accounting firm and all permissible non-audit services provided by the fund’s independent registered public accounting firm to its manager and any affiliated service providers if the engagement relates directly to the fund’s operations and financial reporting.

The Governance Committee is the forum for consideration of a number of issues required to be considered separately by independent trustees of mutual funds, including, among other things, recommending candidates to fill vacancies on the Board. The Governance Committee also considers issues that the Independent Trustees believe it is advisable for them to consider separately. When addressing vacancies, the Governance Committee may consider nominees recommended by a shareholder. Shareholders who wish to recommend a nominee should send recommendations to the Trust’s Secretary that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Trustees. A recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders.

The Governance Committee also identifies potential nominees through its network of contacts and may also engage, if it deems appropriate, a professional search firm. The committee meets to discuss and consider such candidates’ qualifications and then chooses a candidate by majority vote. The committee does not have specific, minimum qualifications for nominees, nor has it established specific qualities or skills that it regards as necessary for one or more of the Trustees to possess (other than any qualities or skills that may be required by applicable law, regulation or listing standard). However, in evaluating a person as a potential nominee to serve as a Trustee, the Governance Committee may consider the following factors, among any others it may deem relevant:

•	whether or not the person is an “interested person,” as defined in the 1940 Act, and whether the person is otherwise qualified under applicable laws and regulations to serve as a Trustee;

•

whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with fund management, the investment adviser, service providers or their affiliates;

•	whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related mutual fund complexes;

•

the contribution which the person can make to the Board (or, if the person has previously served as a Trustee, the contribution which the person made to the Board during his or her previous term of service), with consideration being given to the person’s business and professional experience, education and such other factors as the committee may consider relevant;

•	whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Trustee;

•	the character and integrity of the person; and

•	whether or not the selection and nomination of the person would be consistent with the requirements of the retirement policies of the Trust, as applicable.

The Performance Committee is charged with, among other things, reviewing investment performance. The Performance Committee also assists the Board in fulfilling its responsibility for the review and negotiation of the fund’s investment management and subadvisory arrangements.

As an integral part of its responsibility for oversight of the fund in the interests of shareholders, the Board oversees risk management of the fund’s investment programs and business affairs. The Board has emphasized to the fund’s manager and subadviser the importance of maintaining vigorous risk management. The manager and the subadviser also have their own independent interest in risk management and in maintaining risk management programs. Oversight of the risk management process is part of the Board’s general oversight of the fund and its service providers. The Board exercises oversight of the risk management process primarily through the Performance Committee and the Audit Committee, and through oversight by the Board itself.

The fund faces a number of risks, such as investment risk, counterparty risk, valuation risk, reputational risk, risk of operational failure or lack of business continuity, and legal, compliance and regulatory risk. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the fund. Under the overall oversight of the Board or the applicable committee, the fund, or the manager, the fund’s subadviser, and the affiliates of the manager and the subadviser, or other service providers to the fund employ a variety of processes, procedures and controls to identify various of those possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur.

Different processes, procedures and controls are employed with respect to different types of risks. Various personnel, including the fund’s and the manager’s CCO and the manager’s chief risk officer, as well as various personnel of the subadviser and other service providers such as the fund’s independent accountants, also make periodic reports to the Performance Committee or Audit Committee or to the Board, pursuant to the committee’s or Board’s request, with respect to various aspects of risk management, as well as events and circumstances that have arisen and responses thereto.

The Board recognizes that not all risks that may affect the fund can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the fund’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees as to risk management matters are typically summaries of the relevant information. As a result of the foregoing and other factors, the Board’s risk management oversight is subject to substantial limitations.

The Board met 5 times during the fund’s fiscal year ended April 30, 2016. Each of the Audit, Governance and Performance Committees met 4 times during the fund’s last fiscal year.

The following table shows the amount of equity securities owned by the Trustees in the fund and other investment companies in the fund complex overseen by the Trustees as of December 31, 2015.

Name of Trustee	Dollar Range of Equity Securities in the Fund ($)	Aggregate Dollar Range of Equity Securities in Registered Investment Companies Overseen by Trustee ($)
Independent Trustees:
Elliott J. Berv	None	None
Jane F. Dasher	None	50,001-100,000
Mark T. Finn	None	None
Stephen Randolph Gross	None	None
Richard E. Hanson, Jr.	None	Over 100,000
Diana R. Harrington	None	Over 100,000
Susan M. Heilbron	None	50,001-100,000
Susan B. Kerley	None	Over 100,000
Alan G. Merten	None	Over 100,000
R. Richardson Pettit	None	Over 100,000

Interested Trustee:
Jane Trust	None	Over 100,000

As of December 31, 2015, none of the Independent Trustees or their immediate family members owned beneficially or of record any securities of the fund’s manager, subadviser or distributor, or of a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the manager, subadviser or distributor of the fund.

For serving as a trustee of the fund and other funds in the fund complex, each Independent Trustee receives an annual retainer plus fees for attending each regularly scheduled meeting and special Board meeting they attend in person or by telephone. They are also reimbursed for all out-of-pocket expenses relating to attendance at such meetings. Those Independent Trustees who serve in leadership positions of the Board or Board committees receive additional compensation. The Board reviews the level of trustee compensation periodically and trustee compensation may change from time to time. Ms. Trust, an “interested person” of the fund, as defined in the 1940 Act, does not receive compensation from the fund for her service as Trustee. The fund pays its pro rata share of the Trustees’ fees and expenses based upon asset size.

Officers of the Trust receive no compensation from the fund.

Information regarding compensation paid to the Trustees is shown below:

Name of Trustee	Aggregate Compensation from the Fund(1) ($)	Total Pension or Retirement Benefits Paid as Part of Fund Expenses(2) ($)	Total Compensation from the Fund Complex Paid to Trustee(3) ($)	Number of Funds in Fund Complex Overseen by Trustee(3)
Independent Trustees:
Elliott J. Berv	145	None	285,000	52
Jane F. Dasher	127	None	270,000	52
Mark T. Finn	127	None	270,000	52
Stephen Randolph Gross	132	None	270,000	52
Richard E. Hanson, Jr.	127	None	270,000	52
Diana R. Harrington	152	None	345,000	52
Susan M. Heilbron	132	None	270,000	52
Susan B. Kerley	135	None	285,000	52
Alan G. Merten	127	None	270,000	52
R. Richardson Pettit	127	None	285,000	52

Interested Trustee:
Jane Trust(4)	None	None	None	151

(1)	Information is for the fiscal year ended April 30, 2016.
(2)	Pursuant to prior retirement plans, the fund made payments of $104 to former trustees for the fiscal year ended April 30, 2016.
(3)	Information is for the calendar year ended December 31, 2015.
(4)	Ms. Trust is not compensated for her services as a Trustee because of her affiliations with the manager.

Officers of the fund receive no compensation from the fund, although they may be reimbursed by the fund for reasonable out-of-pocket travel expenses for attending Board meetings.

As of July 31, 2016, the Trustees and officers of the fund, as a group, owned less than 1% of the outstanding shares of each class of the fund.

To the knowledge of the fund, as of July 31, 2016, the following shareholders owned or held of record 5% or more, as indicated, of the outstanding shares of the following classes of the fund:

Class	Name and Address	Percent of Class (%)
A	MORGAN STANLEY & CO INC ATTN MUTUAL FUNDS OPERATIONS HARBORSIDE FINANCIAL CENTER PLAZA TWO 2ND FLOOR JERSEY CITY NJ 07311	35.41

A	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1905	18.49

A	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	7.38

A	UBS FINANCIAL SERVICES INC. FBO UBS WM USA OMNI ACCOUNT M/F 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	5.64

C	MORGAN STANLEY & CO INC ATTN MUTUAL FUNDS OPERATIONS HARBORSIDE FINANCIAL CENTER PLAZA TWO 2ND FLOOR JERSEY CITY NJ 07311	41.44

C	FIRST CLEARING, LLC 2801 MARKET STREET SAINT LOUIS, MO 63103	17.20

C	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1905	14.88

C	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	6.67

C	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	5.63

Class	Name and Address	Percent of Class (%)
I	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1905	30.65

I	MORGAN STANLEY & CO INC ATTN MUTUAL FUNDS OPERATIONS HARBORSIDE FINANCIAL CENTER PLAZA TWO 2ND FLOOR JERSEY CITY NJ 07311	23.24

I	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	11.08

I	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	10.98

I	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	7.88

On July 31, 2016, to the Trust’s knowledge, the following persons owned of record or beneficially 25% or more of the outstanding shares of the fund as set forth below. Shareholders who beneficially own 25% or more of the outstanding shares of the fund or who are otherwise deemed to “control” the fund may be able to determine or significantly influence the outcome of matters submitted to a vote of the fund’s shareholders.

Name and Address	Percent of Fund Held (%)
MORGAN STANLEY & CO INC ATTN MUTUAL FUNDS OPERATIONS HARBORSIDE FINANCIAL CENTER PLAZA TWO 2ND FLOOR JERSEY CITY NJ 07311	34.00

INVESTMENT MANAGEMENT AND OTHER SERVICES

Manager

Legg Mason Partners Fund Advisor, LLC (“LMPFA” or the “manager”) serves as investment manager to the fund and provides certain oversight services to the fund pursuant to an investment management agreement (the “Management Agreement”). LMPFA is a wholly-owned subsidiary of Legg Mason.

The manager has agreed, under the Management Agreement, subject to the supervision of the fund’s Board, to provide the fund with investment research, advice, management and supervision, furnish a continuous investment program for the fund’s portfolio of securities and other investments consistent with the fund’s investment objectives, policies and restrictions, and place orders pursuant to its investment determinations. The manager is permitted to enter into contracts with subadvisers or subadministrators, subject to the Board’s approval. The manager has entered into a subadvisory agreement, as described below.

As compensation for services performed, facilities furnished and expenses assumed by the manager, the fund pays the manager a fee computed daily at an annual rate of the fund’s average daily net assets as described below. The manager also performs administrative and management services as reasonably requested by the fund necessary for the operation of the fund, such as (i) supervising the overall administration of the fund, including negotiation of contracts and fees with, and monitoring of performance and billings of, the fund’s transfer agent, shareholder servicing agents, custodian and other independent contractors or agents; (ii) providing certain compliance, fund accounting, regulatory reporting and tax reporting services; (iii) preparing or participating in the preparation of Board materials, registration statements, proxy statements and reports and other communications to shareholders; (iv) maintaining the fund’s existence; and (v) maintaining the registration or qualification of the fund’s shares under federal and state laws.

The Management Agreement will continue in effect from year to year, provided continuance is specifically approved at least annually (a) by the Board or by a majority of the outstanding voting securities of the fund (as defined in the 1940 Act), and (b) in either event, by a majority of the Independent Trustees, with such Independent Trustees casting votes in person at a meeting called for such purpose.

The Management Agreement provides that the manager may render services to others. The Management Agreement is terminable without penalty by the Board or by vote of a majority of the outstanding voting securities of the fund on not more than 60 days’ nor less than 30 days’ written notice to the manager, or by the manager on not less than 90 days’ written notice to the fund, and will automatically terminate in the event of its assignment (as defined in the 1940 Act) by the manager. The Management Agreement is not assignable by the Trust except with the consent of the manager.

The Management Agreement provides that the manager, its affiliates performing services contemplated by the Management Agreement, and the partners, shareholders, directors, officers and employees of the manager and such affiliates, will not be liable for any error of judgment or mistake of law, for any loss arising out of any investment, or for any act or omission in the execution of securities transactions for the fund, but the manager is not protected against any liability to the fund to which the manager would be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the Management Agreement.

For its services under the Management Agreement, the manager receives an investment management fee that is calculated daily and payable monthly according to the following schedule:

Average Daily Net Assets ($)	Fee Rate (% of average daily net assets)
First 500 million	0.50
Over 500 million	0.48

For the fiscal years ended April 30, 2016, April 30, 2015 and April 30, 2014, the fund paid investment management fees to the manager as follows:

Fiscal Year Ended	Gross Management Fees ($)	Management Fees Waived/Expenses Reimbursed ($)	Net Management Fees (after waivers/expense reimbursements) ($)
April 30, 2016	397,792	(77,458)	320,334
April 30, 2015	371,385	(91,696)	279,689
April 30, 2014	394,285	(102,385)	291,900

Any expense limitation arrangements in place during the fund’s past three fiscal years can be found in the fund’s Prospectus in effect (as amended or supplemented from time to time) for such year.

Subadviser

Western Asset Management Company (“Western Asset” or the “subadviser”) provides the day-to-day portfolio management of the fund as subadviser pursuant to a subadvisory agreement (the “Subadvisory Agreement”). Western Asset is a wholly-owned subsidiary of Legg Mason.

Under the Subadvisory Agreement, subject to the supervision of the Board and the manager, the subadviser regularly provides investment research, advice, management and supervision; furnishes a continuous investment program consistent with the fund’s investment objectives, policies and restrictions; and places orders pursuant to its investment determinations. The subadviser may delegate to companies that the subadviser controls, is controlled by, or is under common control with, certain of the subadviser’s duties under the Subadvisory Agreement, subject to the subadviser’s supervision, provided the subadviser will not be relieved of its duties or obligations under the Subadvisory Agreement as a result of any delegation.

The Subadvisory Agreement will continue in effect from year to year, provided continuance is specifically approved at least annually with respect to the fund (a) by the Board or by a majority of the outstanding voting securities of the fund (as defined in the 1940 Act) and (b) in either event, by a majority of the Independent Trustees with such Independent Trustees casting votes in person at a meeting called for such purpose.

The Board or a majority of the outstanding voting securities of the fund (as defined in the 1940 Act) may terminate the Subadvisory Agreement on not more than 60 days’ nor less than 30 days’ written notice to the subadviser without penalty. The subadviser may terminate the Subadvisory Agreement on not less than 90 days’ written notice to the fund and the manager without penalty. The manager and the subadviser may terminate the Subadvisory Agreement upon their mutual written consent. The Subadvisory Agreement will terminate automatically in the event of assignment (as defined in the 1940 Act) by the subadviser. The manager may not assign the Subadvisory Agreement except with the subadviser’s consent.

The Subadvisory Agreement provides that the subadviser, its affiliates performing services contemplated by the Subadvisory Agreement, and the partners, shareholders, directors, officers and employees of the subadviser and such affiliates will not be liable for any error of judgment or mistake of law, or for any loss arising out of any investment, or for any act or omission in the execution of securities transactions for the fund, but the subadviser is not protected against any liability to the fund or the manager to which the subadviser would be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the Subadvisory Agreement.

As compensation for its services, the manager pays to the subadviser a fee equal to 70% of the management fee paid to the manager by the fund, net of any waivers and expense reimbursements.

Investment Professionals

The following table sets forth additional information with respect to the investment professionals responsible for the day-to-day management of the fund. Unless noted otherwise, all information is provided as of April 30, 2016.

Other Accounts Managed by Investment Professionals

The table below identifies, for each investment professional, the number of accounts (other than the fund with respect to which information is provided) for which the investment professional has day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance are also indicated.

Investment Professional	Type of Account	Number of Accounts Managed	Total Assets Managed ($ billions)	Number of Accounts Managed for which Advisory Fee is Performance-Based	Assets Managed for which Advisory Fee is Performance-Based ($ billions)
S. Kenneth Leech	Registered investment companies	109	169.7	None	None
	Other pooled investment vehicles	267	87.8	8	1.5
	Other accounts	609	174.4	67	17.4

David T. Fare	Registered investment companies	17	14.6	None	None
	Other pooled investment vehicles	None	None	None	None
	Other accounts	2	1.3	None	None

Robert E. Amodeo	Registered investment companies	20	16.1	None	None
	Other pooled investment vehicles	1	0.12	None	None
	Other accounts	12	3.7	None	None

Investment Professional Compensation

With respect to the compensation of the fund’s investment professionals, the subadviser’s compensation system assigns each employee a total compensation range, which is derived from annual market surveys that benchmark each role with its job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience and ability to produce desired results. Standard compensation includes competitive base salaries, generous employee benefits and a retirement plan.

In addition, the subadviser’s employees are eligible for bonuses. These are structured to closely align the interests of employees with those of the subadviser, and are determined by the professional’s job function and pre-tax performance as measured by a formal review process. All bonuses are completely discretionary. The principal factor considered is an investment professional’s investment performance versus appropriate peer groups and benchmarks (e.g., a securities index and with respect to the fund, the benchmark set forth in the fund’s Prospectus to which the fund’s average annual total returns are compared or, if none, the benchmark set forth in the fund’s annual report). Performance is reviewed on a 1, 3 and 5 year basis for compensation—with 3 and 5 years having a larger emphasis. The subadviser may also measure an investment professional’s pre-tax investment performance against other benchmarks, as it determines appropriate. Because investment professionals are generally responsible for multiple accounts (including the fund) with similar investment strategies, they are generally compensated on the performance of the aggregate group of similar accounts, rather than a specific account. Other factors that may be considered when making bonus decisions include client service, business development, length of service to the subadviser, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the subadviser’s business.

Finally, in order to attract and retain top talent, all investment professionals are eligible for additional incentives in recognition of outstanding performance. These are determined based upon the factors described above and include Legg Mason stock options and long-term incentives that vest over a set period of time past the award date.

Conflicts of Interest

The subadviser has adopted compliance policies and procedures to address a wide range of potential conflicts of interest that could directly impact client portfolios. For example, potential conflicts of interest may arise in connection with the management of multiple portfolios (including portfolios managed in a personal capacity). These could include potential conflicts of interest related to the knowledge and timing of a portfolio’s trades, investment opportunities and broker selection. Portfolio managers are privy to the size, timing, and possible market impact of a portfolio’s trades.

It is possible that an investment opportunity may be suitable for both a portfolio and other accounts managed by a portfolio manager, but may not be available in sufficient quantities for both the portfolio and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a portfolio and another account. A conflict may arise where the portfolio manager may have an incentive to treat an account preferentially as compared to a portfolio because the account pays a performance-based fee or the portfolio manager, the subadviser or an affiliate has an interest in the account. The subadviser has adopted procedures for allocation of portfolio transactions and investment opportunities across multiple client accounts on a fair and equitable basis over time. Eligible accounts that can participate in a trade generally share the same price on a pro-rata allocation basis, taking into account differences based on factors such as cash availability, investment restrictions and guidelines, and portfolio composition versus strategy.

With respect to securities transactions, the subadviser determines which broker or dealer to use to execute each order, consistent with their duty to seek best execution of the transaction. However, with respect to certain other accounts (such as pooled investment vehicles that are not registered investment companies and other accounts managed for organizations and individuals), the subadviser may be limited by the client with respect to the selection of brokers or dealers or may be instructed to direct trades through a particular broker or dealer. In these cases, trades for a portfolio in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of a portfolio or the other account(s) involved. Additionally, the management of multiple portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each portfolio and/or other account. The subadviser’s team approach to portfolio management and block trading approach seeks to limit this potential risk.

The subadviser also maintains a gift and entertainment policy to address the potential for a business contact to give gifts or host entertainment events that may influence the business judgment of an employee. Employees are permitted to retain gifts of only a nominal value and are required to make reimbursement for entertainment events above a certain value. All gifts (except those of a de minimis value) and entertainment events that are given or sponsored by a business contact are required to be reported in a gift and entertainment log which is reviewed on a regular basis for possible issues.

Employees of the subadviser have access to transactions and holdings information regarding client accounts and the subadviser’s overall trading activities. This information represents a potential conflict of interest because employees may take advantage of this information as they trade in their personal accounts. Accordingly, the subadviser maintains a Code of Ethics that is compliant with Rule 17j-1 under the Investment Company Act of 1940, as amended, and Rule 204A-1 under the Investment Advisers Act of 1940, to address personal trading. In addition, the Code of Ethics seeks to establish broader principles of good conduct and fiduciary responsibility in all aspects of the subadviser’s business. The Code of Ethics is administered by the Legal and Compliance Department and monitored through the subadviser’s compliance monitoring program.

The subadviser may also face other potential conflicts of interest with respect to managing client assets, and the description above is not a complete description of every conflict of interest that could be deemed to exist. The subadviser also maintains a compliance monitoring program and engages independent auditors to conduct a SOC1/ISAE 3402 audit on an annual basis. These steps help to ensure that potential conflicts of interest have been addressed.

Investment Professional Securities Ownership

The table below identifies ownership of equity securities of the fund by each investment professional responsible for the day-to-day management of the fund as of April 30, 2016.

Investment Professional	Dollar Range of Ownership of Securities ($)
S. Kenneth Leech	None
Robert E. Amodeo	None
David T. Fare	None

Expenses

In addition to amounts payable under the Management Agreement and the 12b-1 Plan (as discussed below), the fund is responsible for its own expenses, including, among other things, interest; taxes; governmental fees; voluntary assessments and other expenses incurred in connection with membership in investment company organizations; organizational costs of the fund; costs (including brokerage commissions, transaction fees or charges, if any) in connection with the purchase or sale of the fund’s securities and other investments and any losses in connection therewith; fees and expenses of custodians, transfer agents, registrars, independent pricing vendors or other agents; legal expenses; loan commitment fees; expenses relating to the issuing and redemption or repurchase of the fund’s shares and servicing shareholder accounts; expenses of registering and qualifying the fund’s shares for sale under applicable federal and state law; expenses of preparing, setting in print, printing and distributing prospectuses and statements of additional information and any supplements thereto, reports, proxy statements, notices and dividends to the fund’s shareholders; costs of stationery; website costs; costs of meetings of the Board or any committee thereof, meetings of shareholders and other meetings of the fund; Board fees; audit fees; travel expenses of officers, members of the Board and employees of the fund, if any; the fund’s pro rata portion of premiums on any fidelity bond and other insurance covering the fund and its officers, members of the Board and employees; and litigation expenses and any non-recurring or extraordinary expenses as may arise, including, without limitation, those relating to actions, suits or proceedings to which the fund is a party and the legal obligation which the fund may have to indemnify the fund’s Board members and officers with respect thereto.

Management may agree to implement an expense limitation and/or reimburse operating expenses for one or more classes of shares. Any such expense limitations and/or reimbursements are described in the fund’s Prospectus. The expense limitations and/or reimbursements do not cover (a) transaction costs (such as brokerage commissions and dealer and underwriter spreads) and taxes; (b) extraordinary expenses, such as any expenses or charges related to litigation, derivative actions, demands related to litigation, regulatory or other government investigations and proceedings, “for cause” regulatory inspections and indemnification or advancement of related expenses or costs, to the extent any such expenses are considered extraordinary expenses for the purposes of fee disclosure in Form N-1A, as the same may be amended from time to time; and (c) other extraordinary expenses as determined for the purposes of fee disclosure in Form N-1A, as the same may be amended from time to time. Without limiting the foregoing, extraordinary expenses are generally those that are unusual or expected to recur only infrequently, and may include such expenses, by way of illustration, as (i) expenses of the reorganization, restructuring, redomiciling or merger of the fund or class or the acquisition of all or substantially all of the assets of another fund or class; (ii) expenses of holding, and soliciting proxies for, a meeting of shareholders of the fund or class (except to the extent relating to routine items such as the election of board members or the approval of the independent registered public accounting firm); and (iii) expenses of converting to a new custodian, transfer agent or other service provider, in each case to the extent any such expenses are considered extraordinary expenses for the purposes of fee disclosure in Form N-1A, as the same may be amended from time to time. Some of these arrangements do not cover interest expenses.

These arrangements may be reduced or terminated under certain circumstances.

In order to implement an expense limitation, the manager will, as necessary, waive management fees or reimburse operating expenses. However, the manager is permitted to recapture amounts waived or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the class’ expense limitation. In no case will the manager recapture any amount that would result, on any particular business day of the fund, in the class’ total annual operating expenses exceeding such expense limitation or any lower limit then in effect.

Distributor

LMIS, a wholly-owned broker/dealer subsidiary of Legg Mason, located at 100 International Drive, Baltimore, Maryland 21202, serves as the sole and exclusive distributor of the fund pursuant to a written agreement (as amended, the “Distribution Agreement”).

Under the Distribution Agreement, the distributor is appointed as principal underwriter and distributor in connection with the offering and sale of shares of the fund. The distributor offers the shares on an agency or “best efforts” basis under which the fund issues only the number of shares actually sold. Shares of the fund are continuously offered by the distributor.

The Distribution Agreement is renewable from year to year with respect to the fund if approved (a) by the Board or by a vote of a majority of the fund’s outstanding voting securities, and (b) by the affirmative vote of a majority of Trustees who are not parties to such agreement or interested persons of any party by votes cast in person at a meeting called for such purpose.

The Distribution Agreement is terminable with respect to the fund without penalty by the Board or by vote of a majority of the outstanding voting securities of the fund, or by the distributor, on not less than 60 days’ written notice to the other party (unless the notice period is waived by mutual consent). The Distribution Agreement will automatically and immediately terminate in the event of its assignment.

LMIS may be deemed to be an underwriter for purposes of the 1933 Act. Dealer reallowances are described in the fund’s Prospectus.

LMPFA, LMIS, their affiliates and their personnel have interests in promoting sales of the Legg Mason Funds, including remuneration, fees and profitability relating to services to and sales of the funds. Associated persons of LMPFA, LMIS or their affiliates (including wholesalers registered with LMIS) may receive additional compensation related to the sale of individual Legg Mason Funds or categories of Legg Mason Funds. LMPFA, the subadvisers, and their advisory or other personnel may also benefit from increased amounts of assets under management.

Financial intermediaries, including broker/dealers, investment advisers, financial consultants or advisers, mutual fund supermarkets, insurance companies, financial institutions and other financial intermediaries through which investors may purchase shares of the fund, also may benefit from the sales of shares of the Legg Mason Funds. For example, in connection with such sales, financial intermediaries may receive compensation from the fund (with respect to the fund as a whole or a particular class of shares) and/or from LMPFA, LMIS, and/or their affiliates, as further described below. The structure of these compensation arrangements, as well as the amounts paid under such arrangements, vary and may change from time to time. In addition, new compensation arrangements may be negotiated at any time. The compensation arrangements described in this section are not mutually exclusive, and a single financial intermediary may receive multiple types of compensation.

LMIS has agreements in place with financial intermediaries defining how much each firm will be paid for the sale of a particular mutual fund from sales charges, if any, paid by fund shareholders and from Rule 12b-1 Plan fees paid to LMIS by the fund. These financial intermediaries then pay their employees or associated persons who sell fund shares from the sales charges and/or fees they receive. The financial intermediary, and/or its employees or associated persons may receive a payment when a sale is made and will, in most cases, continue to receive ongoing payments while you are invested in the fund. In other cases, LMIS may retain all or a portion of such fees and sales charges.

In addition, LMIS, LMPFA and/or certain of their affiliates may make additional payments (which are often referred to as “revenue sharing” payments) to the financial intermediaries from their past profits and other available sources, including profits from their relationships with the fund. Revenue sharing payments are a form of compensation paid to a financial intermediary in addition to the sales charges paid by fund shareholders or Rule 12b-1 Plan fees paid by the fund. LMPFA, LMIS and/or certain of its affiliates may revise the terms of any existing revenue sharing arrangement, and may enter into additional revenue sharing arrangements with other financial services firms.

Revenue sharing arrangements are intended, among other things, to foster the sale of fund shares and/or to compensate financial services firms for assisting in marketing or promotional activities in connection with the sale of fund shares. In exchange for revenue sharing payments, LMPFA and LMIS generally expect to receive the opportunity for the fund to be sold through the financial intermediaries’ sales forces or to have access to third-party platforms or other marketing programs, including but not limited to mutual fund “supermarket” platforms or other sales programs. To the extent that financial intermediaries receiving revenue sharing payments sell more shares of the fund, LMPFA and LMIS and/or their affiliates benefit from the increase in fund assets as a result of the fees they receive from the fund. LMIS, LMPFA or their affiliates consider revenue sharing arrangements based on a variety of factors and services to be provided.

Revenue sharing payments are usually calculated based on a percentage of fund sales and/or fund assets attributable to a particular financial intermediary. Payments may also be based on other criteria or factors such as, for example, a fee per each transaction. Specific payment formulas are negotiated based on a number of factors, including, but not limited to, reputation in the industry, ability to attract and retain assets, target markets, customer relationships and scope and quality of services provided. In addition, LMIS, LMPFA and/or certain of their affiliates may pay flat fees on a one-time or irregular basis for the initial set-up of the fund on a financial intermediary’s systems, participation or attendance at a financial intermediary’s meetings, or for other reasons. In addition, LMIS, LMPFA and/or certain of their affiliates may pay certain education and training costs of financial intermediaries (including, in some cases, travel expenses) to train and educate the personnel of the financial intermediaries. It is likely that financial intermediaries that execute portfolio transactions for the fund will include those firms with which LMPFA, LMIS and/or certain of their affiliates have entered into revenue sharing arrangements.

The fund generally pays the transfer agent for certain recordkeeping and administrative services. In addition, the fund may pay financial intermediaries for certain recordkeeping, administrative, sub-accounting and networking services. These services include maintenance of shareholder accounts by the firms, such as recordkeeping and other activities that otherwise would be performed by a fund’s transfer agent. Administrative fees may be paid to a firm that undertakes, for example, shareholder communications on behalf of the fund. Networking services are services undertaken to support the electronic transmission of shareholder purchase and redemption orders through the National Securities Clearing Corporation (“NSCC”). These payments are generally based on either (1) a percentage of the average daily net assets of fund shareholders serviced by a financial intermediary or (2) a fixed dollar amount for each account serviced by a financial intermediary. LMIS, LMPFA and/or their affiliates may make all or a portion of these payments.

In addition, the fund reimburses LMIS for NSCC fees that are invoiced to LMIS as the party to the agreement with NSCC for the administrative services provided by NSCC to the fund and its shareholders. These services include transaction processing and settlement through Fund/SERV, electronic networking services to support the transmission of shareholder purchase and redemption orders to and from financial intermediaries, and related recordkeeping provided by NSCC to the fund and its shareholders.

If your fund shares are purchased through a retirement plan, LMIS, LMPFA or certain of their affiliates may also make similar payments to those described in this section to the plan’s recordkeeper or an affiliate.

Revenue sharing payments, as well as the other types of compensation arrangements described in this section, may provide an incentive for financial intermediaries and their employees or associated persons to recommend or sell shares of the fund to customers and in doing so may create conflicts of interest between the firms’ financial interests and the interests of their customers. The total amount of these payments is substantial, may be substantial to any given recipient and may exceed the costs and expenses incurred by the recipient for any fund-related marketing or shareholder servicing activities.

As of December 31, 2015, LMIS, LMPFA or their affiliates made revenue sharing payments to the financial intermediaries listed below (or their affiliates or successors). It is possible that each intermediary listed is not receiving payments with respect to each fund in the Legg Mason fund complex. This list of intermediaries will change over time, and any additions, modifications or deletions thereto that have occurred since December 31, 2015 are not reflected.

Acadia Life Limited

Allianz Life Insurance Company of North America

Allstate Life Insurance Company

AIG Advisor Group, Inc.

Ameriprise Financial Services, Inc.

AXA Equitable Life Insurance Company

Citigroup Global Markets Inc.

Commonwealth Equity Services, LLC d/b/a Commonwealth Financial Network

Genworth Life and Annuity Insurance Company

Genworth Life Insurance Company of New York

Goldman Sachs & Co.

The Guardian Insurance & Annuity Company, Inc.

H.D. Vest Investment Securities, Inc.

Janney Montgomery Scott LLC

Jefferson National Life Insurance Company

JP Morgan Chase Bank, N.A.

The Lincoln National Life Insurance Company

LPL Financial LLC

Merrill Lynch, Pierce, Fenner & Smith Incorporated

MetLife Insurance Company USA

Midland National Insurance Company

Minnesota Life Insurance Company

Morgan Stanley Smith Barney LLC

National Security Life and Annuity Company

Nationwide Financial Services, Inc.

The Ohio National Life Insurance Company

The Ohio National Life Assurance Corporation

Oppenheimer & Co. Inc.

Pacific Life Insurance Company

PFS Investments, Inc.

Principal National Life Insurance Company

Protective Life Insurance Company

Protective Life and Annuity Insurance Company

Raymond James and Associates, Inc.

Raymond James Financial Services, Inc.

Security Benefit Life Insurance

Sun Life Assurance Company of Canada (US)

UBS Financial Services, Inc.

VOYA Insurance and Annuity Company

Wells Fargo Advisors, LLC

LMIS, LMPFA or their affiliates may also pay fees, from their own assets, to financial intermediaries for providing other distribution-related services as well as recordkeeping, administrative, subaccounting, and networking services (or portions thereof), and other shareholder or administrative services in connection with investments in the funds. These payments may be considered revenue sharing payments. The financial intermediaries receiving such payments may not be listed above.

You should assume that your financial intermediary receives revenue sharing payments and/or other compensation described in this SAI. Please contact your financial intermediary for details about any payments it (and its employees) may receive from the fund and/or from LMIS, LMPFA and/or their affiliates. You should review your financial intermediary’s disclosure and/or talk to your broker/dealer or financial intermediary to obtain more information on how this compensation may have influenced your broker/dealer’s or financial intermediary’s recommendation of the fund.

Dealer Commissions and Concessions

From time to time, the fund’s distributor or the manager, at its expense, may provide compensation or promotional incentives (“concessions”) to dealers that sell or arrange for the sale of shares of the fund or a managed account strategy of which the fund is part. Such concessions provided by the fund’s distributor or the manager may include financial assistance to dealers in connection with preapproved conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding one or more funds, and/or other dealer-sponsored events. From time to time, the fund’s distributor or manager may make expense reimbursements for special training of a dealer’s registered representatives and other employees in group meetings or to help pay the expenses of sales contests. Other concessions may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as the Financial Industry Regulatory Authority (“FINRA”).

Services and Distribution Plan

The Trust, on behalf of the fund, has adopted a shareholder services and distribution plan (the “12b-1 Plan”) in accordance with Rule 12b-1 under the 1940 Act. Under the 12b-1 Plan, the fund may pay monthly fees to LMIS at an annual rate not to exceed 0.15% of the average daily net assets of the fund attributable to Class A shares, not to exceed 0.70% of the average daily net assets of the fund attributable to Class C shares and not to exceed 0.25% of the average daily net assets of the fund attributable to Class FI shares. The fund will provide the Board with periodic reports of amounts expended under the 12b-1 Plan and the purposes for which such expenditures were made.

Fees under the 12b-1 Plan may be used to make payments to the distributor, Service Agents and other parties in respect of the sale of shares of the fund, for advertising, marketing or other promotional activity, and payments for preparation, printing and distribution of prospectuses, statements of additional information and reports for recipients other than existing shareholders. The fund also may make payments to the distributor, Service Agents, and others for providing personal service or the maintenance of shareholder accounts. The amounts paid to each recipient may vary based upon certain factors, including, among other things, the levels of sales of shares and/or shareholder services; provided, however, that the fees paid to a recipient with respect to a particular class that may be used to cover expenses primarily intended to result in the sale of shares of that class, or that may be used to cover expenses primarily intended for personal service and/or maintenance of shareholder accounts, may not exceed the maximum amounts, if any, as may from time to time be permitted for such services under FINRA Conduct Rule 2830 or any successor rule, in each case as amended or interpreted by FINRA.

Since fees paid under the 12b-1 Plan are not tied directly to expenses incurred by the distributor (or others), the amount of the fees paid by a class of the fund during any year may be more or less than actual expenses incurred by the distributor (or others) pursuant to the 12b-1 Plan. This type of distribution fee arrangement is characterized by the staff of the SEC as being of the “compensation variety” (in contrast to “reimbursement” arrangements by which a distributor’s payments are directly linked to its expenses). Thus, even if the distributor’s expenses exceed the fees provided for by the 12b-1 Plan, the fund will not be obligated to pay more than those fees and, if expenses incurred by the distributor (or others) are less than the fees paid to the distributor and others, they will realize a profit.

The 12b-1 Plan recognizes that various service providers to the fund, such as its manager, may make payments for distribution, marketing or sales-related expenses out of their own resources of any kind, including profits or payments received from the fund for other purposes, such as management fees. The 12b-1 Plan provides that, to the extent that such payments might be deemed to be indirect financing of any activity primarily intended to result in the sale of shares of the fund, the payments are deemed to be authorized by the 12b-1 Plan.

Under its terms, the 12b-1 Plan continues in effect for successive annual periods, provided continuance is specifically approved at least annually by vote of the Board, including a majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the 12b-1 Plan or in any agreements related to it (“Qualified Trustees”). The 12b-1 Plan may not be amended to increase the amount of the service and distribution fees without shareholder approval, and all amendments of the 12b-1 Plan also must be approved by the Trustees, including the Qualified Trustees, in the manner described above. The 12b-1 Plan may be terminated with respect to a class of the fund at any time, without penalty, by vote of a majority of the Qualified Trustees or by vote of a majority of the outstanding voting securities of the class (as defined in the 1940 Act).

The following service and distribution fees were incurred by the fund pursuant to the 12 b-1 Plan in effect during the fiscal year ended April 30, 2016:

Class	Service and Distribution Fees Incurred ($)
Class A	70,787
Class C	122,852

No information is presented for Class FI shares of the fund because no Class FI shares were outstanding during the fiscal year ended April 30, 2016.

For the fiscal year ended April 30, 2016, LMIS incurred distribution expenses for advertising, printing and mailing prospectuses, support services and overhead expenses and compensation to Service Agents and third parties as expressed in the following table. The distributor may have made revenue sharing payments in addition to the expenses shown here.

Class	Third Party Fees ($)	Financial Consultant Compensation (Amortized) ($)	Marketing ($)	Printing ($)	Total Expenses ($)
Class A	70,588	0	39,698	198	110,484
Class C	116,551	4,193	13,764	87	134,595

No information is presented for Class FI shares of the fund because no Class FI shares were outstanding during the fiscal year ended April 30, 2016.

Sales Charges

The following expenses were incurred during the periods indicated:

Initial Sales Charges

The aggregate dollar amounts of initial sales charge received on Class A shares and the amounts retained by the distributor were as follows:

Class A Shares

For the fiscal year ended April 30:	Total Commissions ($)	Amounts Retained by LMIS ($)
2016	87,046	7,849
2015	50,136	14,401
2014	40,962	9,467

Contingent Deferred Sales Charges

The aggregate dollar amounts of contingent deferred sales charges on Class A and Class C shares received and retained by the distributor were as follows:

Class A Shares

For the fiscal year ended April 30:	LMIS ($)
2016	0
2015	0
2014	0

Class C Shares

For the fiscal year ended April 30:	LMIS ($)
2016	1,392
2015	495
2014	659

Custodian and Transfer Agent

State Street Bank and Trust Company (“State Street”), One Lincoln Street, Boston, Massachusetts 02111, serves as the custodian of the fund. State Street, among other things, maintains a custody account or accounts in the name of the fund, receives and delivers all assets for the fund upon purchase and upon sale or maturity, collects and receives all income and other payments and distributions on account of the assets of the fund and makes disbursements on behalf of the fund. State Street neither determines the fund’s investment policies nor decides which securities the fund will buy or sell. For its services, State Street receives a monthly fee based upon the daily average market value of securities held in custody and also receives securities transaction charges, including out-of-pocket expenses. The fund may also periodically enter into arrangements with other qualified custodians with respect to certain types of securities or other transactions such as repurchase agreements or derivatives transactions. State Street may also act as the fund’s securities lending agent and in that case would receive a share of the income generated by such activities.

BNY Mellon Investment Servicing (US) Inc. (“BNY” or the “transfer agent”), located at 4400 Computer Drive, Westborough, Massachusetts 01581, serves as the fund’s transfer agent. Under the transfer agency agreement with BNY, BNY maintains the shareholder account records for the fund, handles certain communications between shareholders and the fund and distributes dividends and distributions payable by the fund. For these services, BNY receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the fund during the month and is reimbursed for out-of-pocket expenses.

Counsel

Morgan, Lewis & Bockius LLP, located at One Federal Street, Boston, Massachusetts 02110, serves as counsel to the fund.

Sullivan & Worcester LLP, located at 1666 K Street, N.W., Washington, D.C. 20006, serves as counsel to the Independent Trustees.

Independent Registered Public Accounting Firm

KPMG LLP, an independent registered public accounting firm, located at 345 Park Avenue, New York, New York 10154, has been selected to audit and report upon the fund’s financial statements and financial highlights.

Code of Ethics

Pursuant to Rule 17j-1 under the 1940 Act, the fund, the manager, the subadviser and the distributor each has adopted a code of ethics that permits its personnel to invest in securities for their own accounts, including securities that may be purchased or held by the fund. All personnel must place the interests of clients first and avoid activities, interests and relationships that might interfere with the duty to make decisions in the best interests of clients. All personal securities transactions by employees must adhere to the requirements of the codes of ethics and must be conducted in such a manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee’s position of trust and responsibility.

Copies of the codes of ethics applicable to personnel of the fund, the manager, the subadviser, and the distributor and to the Independent Trustees of the Trust are on file with the SEC.

Proxy Voting Policies and Procedures

Although individual Trustees may not agree with particular policies or votes by the manager or the subadviser, the Board has delegated proxy voting discretion to the manager and/or the subadviser, believing that the manager and/or the subadviser should be responsible for voting because it is a matter relating to the investment decision making process.

The manager delegates the responsibility for voting proxies for the fund to the subadviser through its contract with the subadviser. The subadviser will use its own proxy voting policies and procedures to vote proxies. Accordingly, the manager does not expect to have proxy-voting responsibility for the fund. Should the manager become responsible for voting proxies for any reason, such as the inability of the subadviser to provide investment advisory services, the manager will utilize the proxy voting guidelines established by the most recent subadviser to vote proxies until a new subadviser is retained. In the case of a material conflict between the interests of the manager (or its affiliates if such conflict is known to persons responsible for voting at the manager) and the fund, the board of directors of the manager will consider how to address the conflict and/or how to vote the proxies. The manager will maintain records of all proxy votes in accordance with applicable securities laws and regulations, to the extent that the manager votes proxies. The manager will be responsible for gathering relevant documents and records related to proxy voting from the subadviser and providing them to the fund as required for the fund to comply with applicable rules under the 1940 Act.

The subadviser’s Proxy Voting Policies and Procedures govern in determining how proxies relating to the fund’s portfolio securities are voted and are attached as Appendix C to this SAI. Information regarding how the fund voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge: (1) by calling 1- 877-721-1926, (2) on www.leggmason.com/mutualfunds (click on the name of the fund) and (3) on the SEC’s website at http://www.sec.gov.

PURCHASE OF SHARES

General

See the fund’s Prospectus for a discussion of which classes of shares of the fund are available for purchase and who is eligible to purchase shares of each class.

Investors may purchase shares from a Service Agent. In addition, certain investors may purchase shares directly from the fund. When purchasing shares of the fund, investors must specify the class of shares being purchased. Service Agents may charge their customers an annual account maintenance fee in connection with a brokerage account through which an investor purchases or holds shares. Accounts held directly with the transfer agent are not subject to a maintenance fee.

Class A Shares. Class A shares are sold to investors at the public offering price, which is the net asset value plus an initial sales charge, as described in the fund’s Prospectus. The sales charge is waived for shareholders purchasing Class A shares through accounts where Legg Mason Investor Services, LLC is the broker-dealer of record (“LMIS Accounts”).

The distributor and Service Agents may receive a portion of the sales charge as described in the fund’s Prospectus and may be deemed to be underwriters of the fund as defined in the 1933 Act. Sales charges are calculated based on the aggregate of purchases of Class A shares of the fund made at one time by any “person,” which includes an individual and his or her spouse and children under the age of 21, or a trustee or other fiduciary of a single trust estate or single fiduciary account. For additional information regarding sales charge reductions, see “Sales Charge Waivers and Reductions” below.

Purchases of Class A shares of $1,000,000 or more will be made at net asset value without any initial sales charge, but will be subject to a contingent deferred sales charge of 1.00% on redemptions made within 18 months of purchase (except for purchases made through LMIS Accounts). For additional information regarding waivers of contingent deferred sales charges, see “Contingent Deferred Sales Charge Provisions” and “Waivers of Contingent Deferred Sales Charge” below.

Class C Shares. Class C shares are sold at net asset value without an initial sales charge but are subject to a contingent deferred sales charge payable upon certain redemptions. See “Contingent Deferred Sales Charge Provisions.” Class C shares are not available for purchase through LMIS Accounts.

Class FI and Class I Shares. Class FI and Class I shares are sold at net asset value with no initial sales charge and no contingent deferred sales charge upon redemption.

Class I Shares. The following persons are eligible to purchase Class I shares directly from the fund: (i) current employees of the fund’s manager and its affiliates; (ii) former employees of the fund’s manager and its affiliates with existing accounts; (iii) current and former board members of investment companies managed by affiliates of Legg Mason; (iv) current and former board members of Legg Mason; and (v) the immediate families of such persons. Immediate families are such person’s spouse (and, in the case of a deceased board member, the surviving spouse) and parents, grandparents, children, and grandchildren (including step-relationships). For such investors, the minimum initial investment is $1,000 and the minimum for each purchase of additional shares is $50. Current employees may purchase additional Class I shares through a systematic investment plan.

Under certain circumstances, an investor who purchases fund shares pursuant to a fee-based advisory account program of an eligible financial intermediary as authorized by LMIS may be afforded an opportunity to make a conversion between one or more share classes owned by the investor in the same fund to Class I shares of that fund. Such a conversion in these particular circumstances does not cause the investor to realize taxable gain or loss.

For additional information regarding applicable investment minimums and eligibility requirements for purchases of fund shares, please see the fund’s Prospectus.

Systematic Investment Plan

Shareholders may make additions to their accounts at any time by purchasing shares through a service known as the Systematic Investment Plan. Under the Systematic Investment Plan, shareholders may arrange for automatic monthly investments in certain share classes of $50 or more by authorizing the distributor or the transfer agent to charge the shareholder’s account held with a bank or other financial institution, as indicated by the shareholder, to provide for systematic additions to the shareholder’s fund account. Shareholders have the option of selecting the frequency of the investment (on a monthly, quarterly, every alternate month, semi-annual or annual basis) as long as the investment equals a minimum of $50 per month. Shareholders may terminate participation in the Systematic Investment Plan at any time without charge or penalty. Additional information is available from the fund or a Service Agent.

Sales Charge Waivers and Reductions

Initial Sales Charge Waivers. Purchases of Class A shares may be made at net asset value without an initial sales charge in the following circumstances:

(a) sales to (i) current and retired Board Members, (ii) current employees of Legg Mason and its subsidiaries, (iii) the “immediate families” of such persons (“immediate families” are such person’s spouse (including the surviving spouse of a deceased Board Member), parents, grandparents, children and grandchildren (including step-relationships) and (iv) a pension, profit-sharing or other benefit plan for the benefit of such persons;

(b) sales to any employees of Service Agents having dealer, service or other selling agreements with the fund’s distributor or otherwise having an arrangement with any such Service Agent with respect to sales of fund shares, and by the immediate families of such persons or by a pension, profit-sharing or other benefit plan for the benefit of such persons (providing the purchase is made for investment purposes and such securities will not be resold except through redemption or repurchase);

(c) offers of Class A shares to any other investment company to effect the combination of such company with the fund by merger, acquisition of assets or otherwise;

(d) purchases by shareholders who have redeemed Class A shares in the fund (or Class A shares of another fund sold by the distributor that is offered with a sales charge) and who wish to reinvest their redemption proceeds in the fund, provided the reinvestment is made within 60 calendar days of the redemption;

(e) purchases by certain separate accounts used to fund unregistered variable annuity contracts;

(f) purchases by investors participating in “wrap fee” or asset allocation programs or other fee-based arrangements sponsored by broker/dealers and other financial institutions that have entered into agreements with LMIS;

(g) purchases by direct retail investment platforms through mutual fund “supermarkets,” where the sponsor links its client’s account (including IRA accounts on such platforms) to a master account in the sponsor’s name;

(h) sales through financial intermediaries who have entered into an agreement with LMIS to offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to their customers;

(i) purchases of Class A shares by shareholders investing through LMIS Accounts;

(j) investors investing through certain retirement plans; and

(k) investors who rollover fund shares from a qualified retirement plan into an individual retirement account administered on the same retirement plan platform.

In order to obtain such discounts, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the elimination of the initial sales charge.

All existing retirement plan shareholders who purchased Class A shares at net asset value prior to November 20, 2006, are permitted to purchase additional Class A shares at net asset value. Certain existing programs for current and prospective retirement plan investors sponsored by financial intermediaries approved by LMIS prior to November 20, 2006 will also remain eligible to purchase Class A shares at net asset value.

There are several ways you can combine multiple purchases of shares of funds sold by the distributor to take advantage of the breakpoints in the Class A sales charge schedule. In order to take advantage of reductions in sales charges that may be available to you when you purchase fund shares, you must inform your Service Agent or the fund if you are eligible for a letter of intent or a right of accumulation and if you own shares of other funds that are eligible to be aggregated with your purchases. Certain records, such as account statements, may be necessary in order to verify your eligibility for a reduced sales charge.

Accumulation Privilege—allows you to combine the current value of shares of the fund with other shares of funds sold by the distributor that are owned by:

•	you or

•	your spouse and children under the age of 21

with the dollar amount of your next purchase of Class A shares for purposes of calculating the initial sales charges.

If you hold fund shares in accounts at two or more Service Agents, please contact your Service Agents to determine which shares may be combined.

Shares of money market funds sold by the distributor acquired by exchange from other funds offered with a sales charge may be combined. Shares of money market funds sold by the distributor that were not acquired by exchange from other funds offered with a sales charge may not be combined. Please contact your Service Agent or the fund for additional information.

Certain trustees and other fiduciaries may be entitled to combine accounts in determining their sales charge.

Letter of Intent—helps you take advantage of breakpoints in Class A sales charges. You may purchase Class A shares of funds sold by the distributor over a 13-month period and pay the same sales charge, if any, as if all shares had been purchased at once. You have a choice of five Asset Level Goal amounts, as follows:

(1) $100,000	(4) $750,000
(2) $250,000	(5) $1,000,000
(3) $500,000

Each time you make a Class A purchase under a Letter of Intent, you will be entitled to the sales charge that is applicable to the amount of your Asset Level Goal. For example, if your Asset Level Goal is $100,000, any Class A investments you make under a Letter of Intent would be subject to the sales charge of the specific fund you are investing in for purchases of $100,000. Sales charges and breakpoints vary among the funds sold by the distributor.

When you enter into a Letter of Intent, you agree to purchase in Eligible Accounts over a thirteen (13) month period Eligible Fund Purchases in an amount equal to the Asset Level Goal you have selected, less any Eligible Prior Purchases. For this purpose, shares are valued at the public offering price (including any sales charge paid) calculated as of the date of purchase, plus any appreciation in the value of the shares as of the date of calculation, except for Eligible Prior Purchases, which are valued at current value as of the date of calculation. Your commitment will be met if at any time during the 13-month period the value, as so determined, of eligible holdings is at least equal to your Asset Level Goal. All reinvested dividends and distributions on shares acquired under the Letter of Intent will be credited towards your Asset Level Goal. You may include any Eligible Fund Purchases towards the Letter of Intent, including shares of classes other than Class A shares. However, a Letter of Intent will not entitle you to a reduction in the sales charge payable on any shares other than Class A shares, and if the shares are subject to a contingent deferred sales charge, you will still be subject to that contingent deferred sales charge with respect to those shares. You must make reference to the Letter of Intent each time you make a purchase under the Letter of Intent.

Eligible Fund Purchases. Generally, any shares of a fund sold by the distributor may be credited towards your Asset Level Goal. Shares of certain money market funds acquired by exchange from other funds offered with a sales charge and sold by the distributor may be credited toward your Asset Level Goal.

Eligible Accounts. Purchases may be made through any account in your name, or in the name of your spouse or your children under the age of 21. You may need to provide certain records, such as account statements, in order to verify your eligibility for reduced sales charges. Contact your Service Agent to see which accounts may be credited toward your Asset Level Goal.

Eligible Prior Purchases. You may also credit towards your Asset Level Goal any Eligible Fund Purchases made in Eligible Accounts at any time prior to entering into the Letter of Intent that have not been sold or redeemed, based on the current price of those shares as of the date of calculation.

Increasing the Amount of the Letter of Intent. You may at any time increase your Asset Level Goal. You must, however, contact your Service Agent, or if you purchase your shares directly through the transfer agent, contact the transfer agent, prior to making any purchases in an amount in excess of your current Asset Level Goal. Upon such an increase, you will be credited by way of additional shares at the then-current offering price for the difference between: (a) the aggregate sales charges actually paid for shares already purchased under the Letter of Intent and (b) the aggregate applicable sales charges for the increased Asset Level Goal. The 13-month period during which the Asset Level Goal must be achieved will remain unchanged.

Sales and Exchanges. Shares acquired pursuant to a Letter of Intent, other than Escrowed Shares, as defined below, may be redeemed or exchanged at any time, although any shares that are redeemed prior to meeting your Asset Level Goal will no longer count towards meeting your Asset Level Goal. However, complete liquidation of purchases made under a Letter of Intent prior to meeting the Asset Level Goal will result in the cancellation of the Letter of Intent. See “Failure to Meet Asset Level Goal” below. Exchanges in accordance with the fund’s Prospectus are permitted, and shares so exchanged will continue to count towards your Asset Level Goal, as long as the exchange results in an Eligible Fund Purchase.

Cancellation of the Letter of Intent. You may cancel a Letter of Intent by notifying your Service Agent in writing, or if you purchase your shares directly through the transfer agent, by notifying the transfer agent in writing. The Letter of Intent will be automatically cancelled if all shares are sold or redeemed as set forth above. See “Failure to Meet Asset Level Goal” below.

Escrowed Shares. Shares equal in value to five percent (5%) of your Asset Level Goal as of the date your Letter of Intent (or the date of any increase in the amount of the Letter of Intent) is accepted, will be held in escrow during the term of your Letter of Intent. The Escrowed Shares will be included in the total shares owned as reflected in your account statement and any dividends and capital gains distributions applicable to the Escrowed Shares will be credited to your account and counted towards your Asset Level Goal or paid in cash upon request. The Escrowed Shares will be released from escrow if all the terms of your Letter of Intent are met.

Failure to Meet Asset Level Goal. If the total assets under your Letter of Intent within its 13-month term are less than your Asset Level Goal, whether because you made insufficient Eligible Fund Purchases, redeemed all of your holdings or cancelled the Letter of Intent before reaching your Asset Level Goal, you will be liable for the difference between: (a) the sales charge actually paid and (b) the sales charge that would have applied if you had not entered into the Letter of Intent. You may, however, be entitled to any breakpoints that would have been available to you under the accumulation privilege. An appropriate number of shares in your account will be redeemed to realize the amount due. For these purposes, by entering into a Letter of Intent, you irrevocably appoint your Service Agent, or if you purchase your shares directly through the transfer agent, the transfer agent, as your attorney-in-fact for the purposes of holding the Escrowed Shares and surrendering shares in your account for redemption. If there are insufficient assets in your account, you will be liable for the difference. Any Escrowed Shares remaining after such redemption will be released to your account.

Contingent Deferred Sales Charge Provisions

“Contingent deferred sales charge shares” are: (a) Class C shares; and (b) Class A shares that were purchased without an initial sales charge but are subject to a contingent deferred sales charge. A contingent deferred sales charge may be imposed on certain redemptions of these shares.

Any applicable contingent deferred sales charge will be assessed on the net asset value at the time of purchase or redemption, whichever is less.

Class A shares that are contingent deferred sales charge shares are subject to a 1.00% contingent deferred sales charge if redeemed within 18 months of purchase. Class C shares that are contingent deferred sales charge shares are subject to a 1.00% contingent deferred sales charge if redeemed within 12 months of purchase.

In determining the applicability of any contingent deferred sales charge, it will be assumed that a redemption is made first of shares representing capital appreciation, next of shares representing the reinvestment of dividends and capital gain distributions, next of shares that are not subject to the contingent deferred sales charge and finally of other shares held by the shareholder for the longest period of time. The length of time that contingent deferred sales charge shares acquired through an exchange have been held will be calculated from the date the shares exchanged were initially acquired in one of the other funds sold by the distributor. For federal income tax purposes, the amount of the contingent deferred sales charge will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. The distributor receives contingent deferred sales charges in partial consideration for its expenses in selling shares.

Waivers of Contingent Deferred Sales Charge

The contingent deferred sales charge will be waived on: (a) exchanges (see “Exchange Privilege”); (b) systematic withdrawals in amounts equal to or less than 2.00% of the shareholder’s account balance at the time the withdrawals commence, up to a maximum of 12.00% in one year (see “Systematic Withdrawal Plan”); (c) redemptions of shares within 12 months following the death or disability (as defined in the Code) of the shareholder; (d) mandatory post-retirement distributions from retirement plans or individual retirement accounts (“IRAs”) commencing on or after attainment of age 70 1/2 (except that shareholders of certain retirement plans or IRA accounts established prior to May 23, 2005, will be eligible to obtain a waiver of the contingent deferred sales charge on all funds held in those accounts at age 59 1/2 and may be required to demonstrate such eligibility at the time of redemption); (e) involuntary redemptions; (f) redemptions of shares to effect a combination of the fund with any investment company by merger, acquisition of assets or otherwise; (g) tax-free returns of an excess contribution to any retirement plan; and (h) certain redemptions of shares of the fund in connection with lump-sum or other distributions made by eligible retirement plans or redemption of shares by participants in certain “wrap fee” or asset allocation programs sponsored by broker/dealers and other financial institutions that have entered into agreements with the distributor or the manager.

The contingent deferred sales charge is waived on new Class C shares purchased by retirement plan omnibus accounts held on the books of a fund.

A shareholder who has redeemed shares from other funds distributed by LMIS may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days in a fund distributed by LMIS and receive pro rata credit for any contingent deferred sales charge imposed on the prior redemption.

To have a contingent deferred sales charge waived, you or your financial adviser must let a fund know at the time you redeem shares that you qualify for such a waiver. Contingent deferred sales charge waivers will be granted subject to confirmation by LMIS or a fund transfer agent of the shareholder’s status or holdings, as the case may be.

Determination of Public Offering Price

The fund offers its shares to the public on a continuous basis. The public offering price for each class of shares of the fund is equal to the net asset value per share at the time of purchase, plus for Class A shares, an initial sales charge based on the aggregate amount of the investment. A contingent deferred sales charge, however, is imposed on certain redemptions of Class A and Class C shares.

Set forth below is an example of the method of computing the offering price of the Class A shares of the fund based on the net asset value of a share of the fund as of April 30, 2016:

Class A (based on a net asset value of $10.70 and a maximum initial sales charge of 4.25%)	$11.17

REDEMPTION OF SHARES

The right of redemption may be suspended or the date of payment postponed (a) for any period during which the New York Stock Exchange (“NYSE”) is closed (other than for customary weekend and holiday closings), (b) when trading in the markets the fund normally utilizes is restricted, or an emergency exists, as determined by the SEC, so that disposal of the fund’s investments or determination of net asset value is not reasonably practicable or (c) for any other periods as the SEC by order may permit for protection of the fund’s shareholders.

If a shareholder holds shares in more than one class, any request for redemption must specify the class being redeemed. In the event of a failure to specify which class, or if the investor owns fewer shares of the class than specified, the redemption request will be delayed until the transfer agent receives further instructions.

The Service Agent may charge you a fee for executing your order. The amount and applicability of such a fee is determined and should be disclosed to its customers by each Service Agent.

Additional Information Regarding Telephone Redemption and Exchange Program. The fund reserves the right to suspend, modify or discontinue the telephone redemption and exchange program or to impose a charge for this service at any time following at least seven days’ prior notice to shareholders.

Systematic Withdrawal Plan

The Systematic Withdrawal Plan is available to those shareholders who own shares directly with the fund, excluding those shares held in Coverdell education savings accounts (“Coverdell ESAs”). You should contact your financial adviser to determine if it offers a similar service.

Class A and Class C Shareholders. Class A and Class C shareholders having an account with a balance of $5,000 or more may elect to make withdrawals of a minimum of $50 on a monthly basis. There are two ways to receive payment of proceeds of redemptions made through the Systematic Withdrawal Plan: (1) Check mailed by a fund’s transfer agent—fund shares will be redeemed on the 25th of each month or the next business day and a check for the proceeds will be mailed within three business days; or (2) ACH to checking or savings account—redemptions of fund shares may occur on any business day of the month and the checking or savings account will be credited with the proceeds in approximately two business days. You may change the monthly amount to be paid to you without charge by notifying a fund. You may terminate the Systematic Withdrawal Plan at any time, without charge or penalty, by contacting a fund. A fund, its transfer agent, and LMIS reserve the right to modify or terminate the Systematic Withdrawal Plan at any time. See “Waivers of Contingent Deferred Sales Charge,” above, for information about application of the contingent deferred sales charge to withdrawals under the Systematic Withdrawal Plan.

Class FI and Class I Shareholders. Certain shareholders of a fund’s Class FI and Class I shares with an initial net asset value of $1,000,000 or more, or certain other shareholders authorized by LMIS, may be eligible to participate in the Legg Mason Institutional Funds Systematic Withdrawal Plan. Receipt of payment of proceeds of redemptions made through the Systematic Withdrawal Plan will be wired through ACH to your checking or savings account—redemptions of fund shares may occur on any business day of the month and the checking or savings account will be credited with the proceeds in approximately two business days. Requests to change or discontinue the Systematic Withdrawal Plan may be made at a fund’s website, www.leggmason.com/mutualfunds, by calling the fund at 1-877-721-1926, or by writing to the fund or a Service Agent. You may change the monthly amount to be paid to you or terminate the Systematic Withdrawal Plan at any time, without charge or penalty, by notifying a fund or a Service Agent. A fund, its transfer agent, and the distributor also reserve the right to modify or terminate the Systematic Withdrawal Plan at any time.

In General. The amounts paid to you each month are obtained by redeeming sufficient shares from your account to provide the withdrawal amount that you have specified.

Redemptions will be made at the net asset value per share, determined as of the scheduled close of trading on the NYSE (normally 4:00 p.m., Eastern time) on the day corresponding to the redemption option designated by the investor, less any applicable contingent deferred sales charge. If the NYSE is not open for business on that day, the shares will be redeemed at the per share net asset value determined as of the scheduled close of trading on the NYSE on the next day the NYSE is open, less any applicable contingent deferred sales charge.

Withdrawal payments are treated as a sale of shares rather than as a dividend or other distribution. A payment is taxable to the extent that the total amount of the payment exceeds the tax basis in the shares deemed sold. If the periodic withdrawals exceed reinvested dividends and other distributions, the amount of your original investment may be correspondingly reduced.

Ordinarily, you should not purchase additional shares of a fund in which you have an account if you maintain a Systematic Withdrawal Plan because there are tax disadvantages associated with such purchases and withdrawals.

Distributions in Kind

If the Board determines that it would be detrimental to the best interests of the remaining shareholders of the fund to make a redemption payment wholly in cash, the fund may pay, in accordance with SEC rules, any portion of a redemption by a distribution in kind of fund securities in lieu of cash. If a redemption is paid in portfolio securities, such securities will be valued in accordance with the procedures described under “Share price” in the fund’s Prospectus. Securities issued as a distribution in kind may incur transaction costs when shareholders subsequently sell those securities, and the market price of those securities will be subject to fluctuation until they are sold.

EXCHANGE PRIVILEGE

The exchange privilege enables shareholders to acquire shares of the same class in another fund with different investment objectives when they believe that a shift between funds is an appropriate investment decision. Prior to any exchange, the shareholder should obtain and review a copy of the current prospectus of each fund into which an exchange is being considered. The fund’s Prospectus describes the requirements for exchanging shares of the fund.

Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange are redeemed at the then-current net asset value, and the proceeds, net of any applicable sales charge, are immediately invested in shares of the fund being acquired at that fund’s then-current net asset value. The fund reserves the right to reject any exchange request. The exchange privilege may be modified or terminated at any time after written notice to shareholders.

Additional Information Regarding the Exchange Privilege

The fund is not designed to provide investors with a means of speculation on short-term market movements. A pattern of frequent exchanges by investors can be disruptive to efficient portfolio management and, consequently, can be detrimental to the fund and its shareholders. See “Frequent trading of fund shares” in the fund’s Prospectus.

During times of drastic economic or market conditions, the fund may suspend the exchange privilege temporarily without notice and treat exchange requests based on their separate components—redemption orders with a simultaneous request to purchase the other fund’s shares. In such a case, the redemption request would be processed at the fund’s next determined net asset value but the purchase order would be effective only at the net asset value next determined after the fund being purchased formally accepts the order, which may result in the purchase being delayed.

The exchange privilege may be modified or terminated at any time, and is available only in those jurisdictions where such exchanges legally may be made. Before making any exchange, shareholders should contact the transfer agent or, if they hold fund shares through a Service Agent, their Service Agent, to obtain more information and prospectuses of the funds to be acquired through the exchange. An exchange is treated as a sale of the shares exchanged and could result in taxable gain or loss to the shareholder making the exchange.

VALUATION OF SHARES

The net asset value per share of each class is calculated on each day, Monday through Friday, except days on which the NYSE is closed. As of the date of this SAI, the NYSE is normally open for trading every weekday, except in the event of an emergency or for the following holidays (or the days on which they are observed): New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Because of the differences in distribution fees and class-specific expenses, the per share net asset value of each class may differ. Please see the fund’s Prospectus for a description of the procedures used by the fund in valuing its assets.

PORTFOLIO TRANSACTIONS

Subject to such policies as may be established by the Board from time to time, the subadviser is primarily responsible for the fund’s portfolio decisions and the placing of the fund’s portfolio transactions with respect to assets allocated to the subadviser.

Pursuant to the Subadvisory Agreement, the subadviser is authorized to place orders pursuant to its investment determinations for the fund either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it. The general policy of the subadviser in selecting brokers and dealers is to obtain the best results achievable in the context of a number of factors which are considered both in relation to individual trades and broader trading patterns, including the reliability of the broker/dealer, the competitiveness of the price and the commission, the research services received and whether the broker/dealer commits its own capital.

In connection with the selection of brokers or dealers and the placing of such orders, subject to applicable law, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) to the fund and/or the other accounts over which the subadviser or its affiliates exercise investment discretion. The subadviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the subadviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities that the subadviser and its affiliates have with respect to accounts over which they exercise investment discretion. The subadviser may also have arrangements with brokers pursuant to which such brokers provide research services to the subadviser in exchange for a certain volume of brokerage transactions to be executed by such brokers. While the payment of higher commissions increases the fund’s costs, the subadviser does not believe that the receipt of such brokerage and research services significantly reduces its expenses as the subadviser. Arrangements for the receipt of research services from brokers may create conflicts of interest.

Research services furnished to the subadviser by brokers who effect securities transactions for the fund may be used by the subadviser in servicing other investment companies and accounts which it manages. Similarly, research services furnished to the subadviser by brokers who effect securities transactions for other investment companies and accounts which the subadviser manages may be used by the subadviser in servicing the fund. Not all of these research services are used by the subadviser in managing any particular account, including the fund.

Debt securities purchased and sold by the fund generally are traded on a net basis (i.e., without a commission) through dealers acting for their own account and not as brokers, or otherwise involve transactions directly with the issuer of the instrument. This means that a dealer makes a market for securities by offering to buy at one price and sell at a slightly higher price. The difference between the prices is known as a “spread.” Other portfolio transactions may be executed through brokers acting as agent. The fund will pay a spread or commission in connection with such transactions.

In certain instances there may be securities that are suitable as an investment for the fund as well as for one or more of the subadviser’s other clients. Investment decisions for the fund and for the subadviser’s other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the same security.

Under the subadviser’s procedures, investment professionals and their trading desks may seek to aggregate (or “bunch”) orders that are placed or received concurrently for more than one fund or account managed by the subadviser. In some cases, this policy may adversely affect the price paid or received by the fund or an account, or the size of the position obtained or liquidated. In other cases, however, the ability of the fund or account to participate in volume transactions will produce better executions for the fund or account. Certain brokers or dealers may be selected because of their ability to handle special executions such as those involving large block trades or broad distributions. Generally, when trades are aggregated, the fund or account within the block will receive the same price and commission. However, random allocations of aggregate transactions may be made to minimize custodial transaction costs. In addition, at the close of the trading day, when reasonable and practicable, the securities of partially filled orders will generally be allocated to each participating fund and account in the proportion that each order bears to the total of all orders (subject to rounding to “round lot” amounts).

For the fiscal year ended April 30, 2016, the fund did not direct any amounts to brokerage transactions related to research services and did not pay any brokerage commissions related to research services.

Aggregate Brokerage Commissions Paid

For the fiscal years ended April 30, 2016, April 30, 2015 and April 30, 2014, the fund paid $179, $1,030 and $699, respectively, in aggregate brokerage commissions for portfolio transactions (including commissions on derivatives transactions). The decrease in brokerage commissions from 2015 to 2016 was due to lower trading volume.

LMIS is an underwriter of the fund under the 1940 Act. For the fiscal years ended April 30, 2016, April 30, 2015 and April 30, 2014, the fund did not pay any brokerage commissions to LMIS or its affiliates.

During the fiscal year ended April 30, 2016, the fund held no securities issued by its regular broker/dealers.

DISCLOSURE OF PORTFOLIO HOLDINGS

The fund’s Board has adopted policies and procedures (the “policy”) developed by the manager with respect to the disclosure of a fund’s portfolio securities and any ongoing arrangements to make available information about the fund’s portfolio securities. The manager believes the policy is in the best interests of each fund and its shareholders and that it strikes an appropriate balance between the desire of investors for information about fund portfolio holdings and the need to protect funds from potentially harmful disclosures.

General rules/Website disclosure

The policy provides that information regarding a fund’s portfolio holdings may be shared at any time with employees of the manager, a fund’s subadviser and other affiliated parties involved in the management, administration or operations of the fund (referred to as fund-affiliated personnel). With respect to non-money market funds, a fund’s complete list of holdings (including the size of each position) may be made available to investors, potential investors, third parties and Legg Mason personnel that are not fund-affiliated personnel (i) upon the filing of Form N-Q or Form N-CSR in accordance with SEC rules, provided that such filings are not made until 15 calendar days following the end of the period covered by the Form N-Q or Form N-CSR or (ii) no sooner than 15 days after month end, provided that such information has been made available through public disclosure at least one day previously. Typically, public disclosure is achieved by required filings with the SEC and/or posting the information to Legg Mason’s or the funds’ Internet site that is accessible by the public, or through public release by a third party vendor.

The fund currently discloses its complete portfolio holdings 14 calendar days after quarter-end on Legg Mason’s website: www.leggmason.com/mutualfunds (click on the name of the fund).

Ongoing arrangements

Under the policy, a fund may release portfolio holdings information on a regular basis to a custodian, sub-custodian, fund accounting agent, proxy voting provider, rating agency or other vendor or service provider for a legitimate business purpose, where the party receiving the information is under a duty of confidentiality, including a duty to prohibit the sharing of non-public information with unauthorized sources and trading upon non-public information. A fund may enter into other ongoing arrangements for the release of portfolio holdings information, but only if such arrangements serve a legitimate business purpose and are with a party who is subject to a confidentiality agreement and restrictions on trading upon non-public information. None of the funds, Legg Mason or any other affiliated party may receive compensation or any other consideration in connection with such arrangements. Ongoing arrangements to make available information about a fund’s portfolio securities will be reviewed at least annually by the fund’s board.

Set forth below is a list, as of March 31, 2016, of those parties with whom the manager, on behalf of each fund, has authorized ongoing arrangements that include the release of portfolio holdings information in accordance with the policy, as well as the maximum frequency of the release under such arrangements, and the minimum length of the lag, if any, between the date of the information and the date on which the information is disclosed. The ongoing arrangements may vary for each party, and it is possible that not every party will receive information for each fund. The parties identified below as recipients are service providers, fund rating agencies, consultants and analysts.

Recipient	Frequency	Delay Before Dissemination
1919 Investment Counsel, LLC	Daily	None
Bloomberg AIM	Daily	None
Bloomberg L.P.	Daily	None
Bloomberg Portfolio Analysis	Daily	None
Brown Brothers Harriman	Daily	None
Charles River	Daily	None
Emerging Portfolio Fund Research, Inc. (EPFR), an Informa Company	Monthly	None
Enfusion Systems	Daily	None
ENSO LP	Daily	None
eVestment Alliance	Quarterly	8-10 Days
EZE Order Management System	Daily	None
FactSet	Daily	None
Institutional Shareholder Services (Proxy Voting Services)	Daily	None
ITG	Daily	None
Middle Office Solutions, LLC	Daily	None
Morningstar	Daily	None
NaviSite, Inc.	Daily	None
Personal Trading Control Center	Daily	None
StarCompliance	Daily	None
State Street Bank and Trust Company (Fund Custodian and Accounting Agent)	Daily	None
SunGard/Protegent (formerly Dataware)	Daily	None
The Bank of New York Mellon	Daily	None
The Northern Trust Company	Daily	None
Thomson	Semi-annually	None
Thomson Reuters	Daily	None

Portfolio holdings information for a fund may also be released from time to time pursuant to ongoing arrangements with the following parties:

Recipient	Frequency	Delay Before Dissemination
Broadridge	Daily	None
Deutsche Bank	Monthly	6-8 Business Days
DST International plc (DSTi)	Daily	None
Electra Information Systems	Daily	None
Fidelity	Quarterly	5 Business Days
Fitch	Monthly	6-8 Business Days
Frank Russell	Monthly	1 Day
Glass Lewis & Co.	Daily	None
Informa Investment Solutions	Quarterly	8-10 Days
Interactive Data Corp	Daily	None
Liberty Hampshire	Weekly and Month End	None
RBC Investor and Treasury Services	Daily	None
S&P (Rating Agency)	Weekly Tuesday Night	1 Business Day
SunTrust	Weekly and Month End	None

Excluded from the lists of ongoing arrangements set forth above are ongoing arrangements where either (i) the disclosure of portfolio holdings information occurs concurrently with or after the time at which the portfolio holdings information is included in a public filing with the SEC that is required to include the information, or (ii) a fund’s portfolio holdings information is made available no earlier than the day next following the day on which the fund makes the information available on its website, as disclosed in the fund’s Prospectus. The approval of the funds’ Chief Compliance Officer, or designee, must be obtained before entering into any new ongoing arrangement or altering any existing ongoing arrangement to make available portfolio holdings information, or with respect to any exceptions from the policy.

Release of limited portfolio holdings information

In addition to the ongoing arrangements described above, a fund’s complete or partial list of holdings (including size of positions) may be released to another party on a one-time basis, provided the party receiving the information has executed a non-disclosure and confidentiality agreement and provided that the specific release of information has been approved by the fund’s Chief Compliance Officer or designee as consistent with the policy. By way of illustration and not of limitation, release of non-public information about a fund’s portfolio holdings may be made (i) to a proposed or potential adviser or subadviser or other investment manager asked to provide investment management services to the fund, or (ii) to a third party in connection with a program or similar trade.

In addition, the policy permits the release to investors, potential investors, third parties and Legg Mason personnel that are not fund-affiliated personnel of limited portfolio holdings information in other circumstances, including:

1.	A fund’s top ten securities, current as of month-end, and the individual size of each such security position may be released at any time following month-end with simultaneous public disclosure.

2.	A fund’s top ten securities positions (including the aggregate but not individual size of such positions) may be released at any time with simultaneous public disclosure.

3.	A list of securities (that may include fund holdings together with other securities) followed by an investment professional (without position sizes or identification of particular funds) may be disclosed to sell-side brokers at any time for the purpose of obtaining research and/or market information from such brokers.

4.	A trade in process may be discussed only with counterparties, potential counterparties and others involved in the transaction (i.e., brokers and custodians).

5.	A fund’s sector weightings, yield and duration (for fixed income and money market funds), performance attribution (e.g., analysis of the fund’s out-performance or underperformance of its benchmark based on its portfolio holdings) and other summary and statistical information that does not include identification of specific portfolio holdings may be released, even if non-public, if such release is otherwise in accordance with the policy’s general principles.

6.	A small number of a fund’s portfolio holdings (including information that the fund no longer holds a particular holding) may be released, but only if the release of the information could not reasonably be seen to interfere with current or future purchase or sales activities of the fund and is not contrary to law.

7.	A fund’s portfolio holdings may be released on an as-needed basis to its legal counsel, counsel to its independent trustees and its independent public accounting firm, in required regulatory filings or otherwise to governmental agencies and authorities.

Exceptions to the policy

A fund’s Chief Compliance Officer, or designee, may, as is deemed appropriate, approve exceptions from the policy. Exceptions are granted only after a thorough examination and consultation with the manager’s legal department, as necessary. Exceptions from the policy are reported annually to each fund’s board.

Limitations of policy

The funds’ portfolio holdings policy is designed to prevent sharing of portfolio information with third parties that have no legitimate business purpose for accessing the information. The policy may not be effective to limit access to portfolio holdings information in all circumstances, however. For example, the manager or the subadviser may manage accounts other than a fund that have investment objectives and strategies similar to those of the fund. Because these accounts, including a fund, may be similarly managed, portfolio holdings may be similar across the accounts. In that case, an investor in another account managed by the manager or the subadviser may be able to infer the portfolio holdings of the fund from the portfolio holdings in that investor’s account.

TAXES

The following is a summary of certain material U.S. federal (and, where noted, state and local) income tax considerations affecting the fund and its shareholders. This discussion is very general and, except where noted, does not address investors subject to special rules, such as investors who hold shares in the fund through an IRA, 401(k) or other tax-advantaged account. Current and prospective shareholders are therefore urged to consult their own tax advisers with respect to the specific federal, state, local and foreign tax consequences of investing in the fund. The summary is based on the laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

The Fund and Its Investments

The fund will be treated as a separate taxpayer for U.S. federal income tax purposes. The fund has elected to be treated, and intends to qualify each year, as a “regulated investment company” under Subchapter M of the Code. To so qualify, the fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditionally permitted mutual fund income); and (b) diversify its holdings so that, at the end of each quarter of the fund’s taxable year, (i) at least 50% of the market value of the fund’s assets is represented by cash, securities of other regulated investment companies, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the fund’s assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer, in the securities (other than the securities of other regulated investment companies) of any two or more issuers that the fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or in the securities of one or more “qualified publicly traded partnerships.”

The fund’s investments in partnerships, if any, including in qualified publicly traded partnerships, may result in the fund being subject to state, local or foreign income, franchise or withholding tax liabilities.

As a regulated investment company, the fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, the fund must distribute to its shareholders at least the sum of (i) 90% of its “investment company taxable income” (i.e., generally, its taxable income other than its net capital gain, plus or minus certain other adjustments), and (ii) 90% of its net tax-exempt income for the taxable year. The fund will be subject to income tax at regular corporate tax rates on any taxable income or gains that it does not distribute to its shareholders.

If, for any taxable year, the fund were to fail to qualify as a regulated investment company under the Code or were to fail to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation, and distributions to its shareholders would not be deductible by the fund in computing its taxable income. In addition, in the event of a failure to qualify, the fund’s distributions, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary dividend income for federal income tax purposes to the extent of the fund’s current and accumulated earnings and profits. However, such dividends would be eligible, subject to any generally applicable limitations, (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends-received deduction in the case of corporate shareholders. Moreover, if the fund were to fail to qualify as a regulated investment company in any year, it would be required to pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. Under certain circumstances, the fund may cure a failure to qualify as a regulated investment company, but in order to do so the fund may incur significant fund-level taxes and may be forced to dispose of certain assets. If the fund failed to qualify as a regulated investment company for a period greater than two taxable years, the fund would generally be required to recognize any net built-in gains with respect to certain of its assets upon a disposition of such assets within ten years of qualifying as a regulated investment company in a subsequent year.

The Code imposes a 4% nondeductible excise tax on the fund to the extent it does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income for that year and (ii) 98.2% of its capital gain net income (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any ordinary income or capital gain net income that is retained by the fund and subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. The fund anticipates that it will pay such dividends and will make such distributions as are necessary to avoid the application of this excise tax.

The fund’s transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies), if any, will be subject to special provisions of the Code (including provisions relating to “hedging transactions” and “straddles”) that, among other things, may affect the character of gains and losses realized by the fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the fund, and defer fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the fund to “mark to market” certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (b) may cause the fund to recognize income prior to the receipt of cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. In order to distribute this income and avoid a tax at the fund level, the fund might be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss. The fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the fund as a regulated investment company.

The fund’s investments in so-called “section 1256 contracts,” such as regulated futures contracts, most foreign currency forward contracts traded in the interbank market and options on most stock indices, are subject to special tax rules. All section 1256 contracts held by the fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the fund’s income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a “hedging transaction” or part of a “straddle,” 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the fund.

In general, gain or loss on a short sale is recognized when the fund closes the sale by delivering the borrowed property to the lender, not when the borrowed property is sold. Gain or loss from a short sale is generally considered as capital gain or loss to the extent that the property used to close the short sale constitutes a capital asset in the fund’s hands. Except with respect to certain situations where the property used by the fund to close a short sale has a long-term holding period on the date of the short sale, special rules would generally treat the gains on short sales as short-term capital gains. These rules may also terminate the running of the holding period of “substantially identical property” held by the fund. Moreover, a loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, “substantially identical property” has been held by the fund for more than one year. In general, the fund will not be permitted to deduct payments made to reimburse the lender of securities for dividends paid on borrowed stock if the short sale is closed on or before the 45th day after the short sale is entered into.

As a result of entering into swap contracts, the fund may make or receive periodic net payments. The fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if the fund has been a party to the swap for more than one year).

The fund may be required to treat amounts as taxable income or gain, subject to the distribution requirements referred to above, even though no corresponding amounts of cash are received concurrently, as a result of (1) mark-to-market rules, constructive sale rules or rules applicable to partnerships or trusts in which the fund invests or to certain “appreciated financial positions,” or (2) tax rules applicable to debt obligations acquired with “original issue discount,” including zero-coupon or deferred payment bonds and pay-in-kind debt obligations, or to market discount if an election is made with respect to such market discount. In order to distribute this income and avoid a tax on the fund, the fund might be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss. The fund might also meet the distribution requirements by borrowing the necessary cash, thereby incurring interest expenses.

Capital Losses. As of April 30, 2016, the fund had capital losses of $2,187,677 that are not subject to expiration and may be carried forward to offset future taxable capital gains. These capital losses have been deferred as either short-term or long-term losses and will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred. These capital losses that are not subject to expiration must be utilized by the fund before any of the fund’s capital loss carryforwards that are subject to expiration may be utilized.

As of April 30, 2016, the fund had unused capital loss carryforwards that are subject to expiration of $2,546,288. This amount will be available to offset any future taxable capital gains of the fund, after the utilization of any of the fund’s capital losses that are not subject to expiration. This ordering rule may cause the fund’s capital loss carryforwards that are subject to expiration to be more likely to expire unutilized. These carryforwards expire as follows:

Year of Expiration	Amount of Capital Loss Carryforward that Expires ($)
April 30, 2017	(700,129)
April 30, 2018	(1,614,605)
April 30, 2019	(231,554)

Taxation of U.S. Shareholders

Dividends and Distributions. Dividends and other distributions by the fund are generally treated under the Code as received by the shareholders at the time the dividend or distribution is made. However, if any dividend or distribution is declared by the fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month but is actually paid during the following January, such dividend or distribution will be deemed to have been received by each shareholder on December 31 of the year in which the dividend was declared.

The fund intends to distribute annually to its shareholders substantially all of its investment company taxable income, and any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryforwards). However, if the fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses (including any capital loss carryforwards), it will be subject to a corporate tax on the amount retained. In that event, the fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the income tax paid by the fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their shares by an amount equal to the excess of the amount of undistributed net capital gain included in their respective income over their respective income tax credits. Organizations or persons not subject to U.S. federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the fund upon timely filing appropriate returns or claims for refund with the Internal Revenue Service (the “IRS”).

Exempt-interest dividends paid by the fund are exempt from regular federal income taxes. Other distributions from the fund’s net investment income and net realized short-term capital gains are taxable to a U.S. shareholder as ordinary income, whether paid in cash or in shares. Distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss), if any, that the fund reports as capital gain dividends are taxable as long-term capital gains, whether paid in cash or in shares, and regardless of how long a shareholder has held shares of the fund.

Dividends and distributions from the fund other than exempt-interest dividends will generally be taken into account in determining a shareholder’s “net investment income” for purposes of the Medicare contribution tax applicable to certain individuals, estates and trusts.

The fund does not anticipate that any of its dividends paid will qualify for the dividends-received deduction for corporate shareholders. The fund also does not expect any distributions to be treated as “qualified dividend income,” which is taxable to noncorporate shareholders at reduced rates.

Distributions in excess of the fund’s current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of the shareholder’s basis in his or her shares of the fund, and as a capital gain thereafter (if the shareholder holds his or her shares of the fund as capital assets). Each shareholder who receives distributions in the form of additional shares will be treated for U.S. federal income tax purposes as if receiving a distribution in an amount equal to the amount of money that the shareholder would have received if he or she had instead elected to receive cash distributions. The shareholder’s aggregate tax basis in shares of the fund will be increased by such amount.

Investors considering buying shares just prior to a capital gain distribution should be aware that, although the price of shares purchased at that time may reflect the amount of the forthcoming distribution, such distribution may nevertheless be taxable to them.

The fund intends to satisfy conditions that will enable it to pay “exempt-interest dividends” to its shareholders. Exempt-interest dividends are dividends attributable to interest income received from municipal obligations and are generally not subject to regular federal income taxes, although they may be considered taxable for certain state and local income tax purposes and may be subject to federal individual and corporate alternative minimum taxes. Repurchase agreements on municipal obligations generally give rise to taxable interest income, which will not be included in exempt-interest dividends when distributed by the fund.

Because the fund will distribute exempt-interest dividends, interest on indebtedness incurred by shareholders, directly or indirectly, to purchase or carry shares is not deductible for U.S. federal income tax purposes. Investors receiving social security or railroad retirement benefits should be aware that exempt-interest dividends received from the fund may, under certain circumstances, cause a portion of such benefits to be subject to federal income tax. Furthermore, a portion of any exempt-interest dividend paid by the fund that represents income derived from certain revenue or private activity bonds held by the fund may not retain its federal tax-exempt status in the hands of a shareholder who is a “substantial user” of a facility financed by such bonds, or a “related person” thereof. Moreover, some or all of the exempt-interest dividends distributed by the fund may be a specific preference item, or a component of an adjustment item, for purposes of the federal individual and corporate alternative minimum taxes.

Shareholders should consult their own tax advisors to determine whether they are (i) “substantial users” with respect to a facility or “related” to such users within the meaning of the Code or (ii) subject to a federal alternative minimum tax or the federal “excess net passive income” tax.

Sales of Shares. Upon the sale or exchange of his or her shares, a shareholder will generally recognize a taxable gain or loss equal to the difference between the amount realized and his or her basis in the shares. A redemption of shares by the fund will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of fund shares held by the shareholder for six months or less will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder (including amounts credited to the shareholder as undistributed capital gains) with respect to such shares.

If a shareholder incurs a sales charge in acquiring shares of the fund, disposes of those shares within 90 days and then acquires, before February 1 of the calendar year following the calendar year of the disposition, shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain or loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis in the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment within a family of mutual funds.

If a shareholder recognizes a loss with respect to the fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. The fact that a loss is so reportable does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper.

If a shareholder’s shares are redeemed to pay a fee because the shareholder’s account balance is less than a certain threshold, the redemption will be treated as a taxable sale or exchange of shares, as described above. The deductibility of that fee by a shareholder that is an individual may be subject to generally applicable limitations on miscellaneous itemized deductions.

Basis Reporting. The fund, or, in the case of a shareholder holding shares through a Service Agent, the Service Agent, will report to the IRS the amount of proceeds that a shareholder receives from a redemption or exchange of fund shares. For redemptions or exchanges of shares acquired on or after January 1, 2012, the fund will also report the shareholder’s basis in those shares and the character of any gain or loss that the shareholder realizes on the redemption or exchange (i.e., short-term or long-term), and certain related tax information. If a shareholder has a different basis for different shares of the fund in the same account (e.g., if a shareholder purchased fund shares held in the same account when the shares were at different prices), the fund will by default report the basis of the shares redeemed or exchanged using the average basis method, under which the basis per share is the average of the bases of all the shareholder’s fund shares in the account. For these purposes, shares acquired prior to January 1, 2012 and shares acquired on or after January 1, 2012 will generally be treated as held in separate accounts.

A shareholder may instruct the fund to use a method other than average basis for an account. If redemptions, including in connection with payment of an account fee, or exchanges have occurred in an account to which the average basis method applied, the basis of the fund shares remaining in the account will continue to reflect the average basis notwithstanding the shareholder’s subsequent election of a different method. For further assistance, shareholders who hold their shares directly with the fund may call the fund at 1-877-721-1926 Monday through Friday between 8:00 a.m. and 5:30 p.m. (Eastern time). Shareholders who hold shares through a Service Agent should contact the Service Agent for further assistance or for information regarding the Service Agent’s default method for calculating basis and procedures for electing to use an alternative method. Shareholders should consult their tax advisers concerning the tax consequences of applying the average basis method or electing another method of basis calculation, and should consider electing such other method prior to making redemptions or exchanges in their accounts.

Backup Withholding. The fund may be required in certain circumstances to apply backup withholding on dividends (including exempt-interest dividends), distributions and redemption proceeds payable to noncorporate shareholders who fail to provide the fund with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. The backup withholding rate is 28%. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder’s U.S. federal income tax liabilities.

Notices. Shareholders will receive, if appropriate, various written notices after the close of the fund’s taxable year regarding the U.S. federal income tax status of certain dividends, distributions and redemption proceeds that were paid (or that are treated as having been paid) by the fund to its shareholders during the preceding taxable year.

Other Taxes. Dividends, distributions and redemption proceeds may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation. Generally, shareholders will have to pay state or local taxes on fund dividends and other distributions, although distributions derived from interest on U.S. government obligations (but not distributions of gain from the sale of such obligations) may be exempt from certain state and local taxes.

Taxation of Non-U.S. Shareholders

Ordinary dividends and certain other payments made by the fund to non-U.S. shareholders are generally subject to federal withholding tax at a 30% rate (or such lower rate as may be determined in accordance with any applicable treaty). In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN or similar form certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides an IRS Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. federal income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or a lower treaty rate). A non-U.S. shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to backup withholding at the appropriate rate. Backup withholding will not be applied to payments that have already been subject to the 30% withholding tax.

The 30% withholding tax generally will not apply to exempt-interest dividends, to distributions of the excess of net long-term capital gains over net short-term capital losses or to redemption proceeds. The 30% withholding tax also will not apply to dividends that the fund reports as (a) interest-related dividends, to the extent such dividends are derived from the fund’s “qualified net interest income,” or (b) short-term capital gain dividends, to the extent such dividends are derived from the fund’s “qualified short-term gain.” “Qualified net interest income” is the fund’s net income derived from U.S.-source interest and original issue discount, subject to certain exceptions and limitations. “Qualified short-term gain” generally means the excess of the net short-term capital gain of the fund for the taxable year over its net long-term capital loss, if any. In the case of shares held through an intermediary, the intermediary may withhold even if the fund reports a payment as an interest-related dividend or a short-term capital gain dividend. Non-U.S. shareholders should contact their intermediaries with respect to the application of these rules to their accounts.

Under legislation generally known as “FATCA” (the Foreign Account Tax Compliance Act), the fund is required to withhold 30% of certain ordinary dividends it pays after June 30, 2014 (or, in certain cases, after later dates), and 30% of the gross proceeds of share redemptions and certain capital gain dividends it pays after December 31, 2018, to shareholders that fail to meet prescribed information reporting or certification requirements. In general, no such withholding will be required with respect to a U.S. person or non-U.S. individual that timely provides the certifications required by the fund or its agent on a valid IRS Form W-9 or applicable IRS Form W-8, respectively. Shareholders potentially subject to withholding include foreign financial institutions (“FFIs”), such as non-U.S. investment funds, and non-financial foreign entities (“NFFEs”). To avoid withholding under FATCA, an FFI generally must enter into an information sharing agreement with the IRS in which it agrees to report certain identifying information (including name, address, and taxpayer identification number) with respect to its U.S. account holders (which, in the case of an entity shareholder, may include its direct and indirect U.S. owners), and an NFFE generally must identify and provide other required information to the fund or other withholding agent regarding its U.S. owners, if any. Such non-U.S. shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by regulations and other guidance. A non-U.S. shareholder resident or doing business in a country that has entered into an intergovernmental agreement with the U.S. to implement FATCA will be exempt from FATCA withholding provided that the shareholder and the applicable foreign government comply with the terms of the agreement.

A non-U.S. entity that invests in the fund will need to provide the fund with documentation properly certifying the entity’s status under FATCA in order to avoid FATCA withholding.

Non-U.S. investors should consult their own tax advisers regarding the impact of these requirements on their investment in the fund.

Oregon Taxation

As long as the fund qualifies as a regulated investment company pursuant to the Code, individuals, trusts, and estates will not be subject to the Oregon personal income tax on distributions from the fund to the extent that the distributions are derived from tax-exempt interest paid on Oregon municipal securities. However, individuals, trusts, and estates that are subject to Oregon personal income tax will also generally be subject to the Oregon personal income tax on distributions from the fund to the extent derived from other types of income, including interest on other municipal securities. In addition, pursuant to legislation that went into effect on October 5, 2015, the Oregon Facilities Authority (“OFA”) is authorized to issue bonds for projects both inside and outside of Oregon. Interest paid on OFA bonds is exempt from Oregon personal income tax only to the extent that the structure financed with the proceeds of the applicable bond is located within Oregon. The portion of any OFA bonds held by the fund the interest of which is taxable pursuant to this law are not Oregon municipal securities for purposes of the Prospectus and this SAI. Furthermore, it is expected that corporations subject to the Oregon corporation excise or income tax will be subject to that tax on income from the fund, including income that is exempt for federal purposes. Corporate shareholders should consult their own tax advisers to determine whether they are subject to the Oregon corporation excise or income tax, and, if so, the impact either tax would have, including the impact of the Oregon corporate minimum tax. Shares of the fund will not be subject to Oregon property tax. Local taxes and taxes of states other than Oregon are beyond the scope of this discussion.

The foregoing is only a summary of certain material U.S. federal income tax consequences (and, where noted, state and local tax consequences) affecting the fund and its shareholders. Current and prospective shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the fund.

THE TRUST

The certificate of trust to establish Legg Mason Partners Income Trust (referred to in this section as the “Trust”) was filed with the State Department of Assessments and Taxation of Maryland on October 4, 2006. As of April 16, 2007, the fund was redomiciled as a series of the Trust. Prior thereto, the fund was a series of Legg Mason Partners Income Funds, a Massachusetts business trust.

The Trust is a Maryland statutory trust. A Maryland statutory trust is an unincorporated business association that is established under, and governed by, Maryland law. Maryland law provides a statutory framework for the powers, duties, rights and obligations of the trustees and shareholders of a statutory trust, while the more specific powers, duties, rights and obligations of the trustees and the shareholders are determined by the trustees as set forth in a trust’s declaration of trust. Some of the more significant provisions of the Trust’s declaration of trust (the “Declaration”) are described below.

Shareholder Voting

The Declaration provides for shareholder voting as required by the 1940 Act or other applicable laws but otherwise permits, consistent with Maryland law, actions by the trustees of the Trust (the “Trustees”) without seeking the consent of shareholders. The Trustees may, without shareholder approval, amend the Declaration or authorize the merger or consolidation of the Trust into another trust or entity, reorganize the Trust or any series or class into another trust or entity or a series or class of another entity, sell all or substantially all of the assets of the Trust or any series or class to another entity, or a series or class of another entity, or terminate the Trust or any series or class.

The fund is not required to hold an annual meeting of shareholders, but the fund will call special meetings of shareholders whenever required by the 1940 Act or by the terms of the Declaration. The Declaration provides for “dollar-weighted voting” which means that a shareholder’s voting power is determined, not by the number of shares he or she owns, but by the dollar value of those shares determined on the record date. All shareholders of record of all series and classes of the Trust vote together, except where required by the 1940 Act to vote separately by series or by class, or when the Trustees have determined that a matter affects only the interests of one or more series or classes of shares. There is no cumulative voting on any matter submitted to a vote of the shareholders.

Election and Removal of Trustees

The Declaration provides that the Trustees may establish the number of Trustees and that vacancies on the Board may be filled by the remaining Trustees, except when election of Trustees by the shareholders is required under the 1940 Act. Trustees are then elected by a plurality of votes cast by shareholders at a meeting at which a quorum is present. The Declaration also provides that a mandatory retirement age may be set by action of two-thirds of the Trustees and that Trustees may be removed, with or without cause, by a vote of shareholders holding two-thirds of the voting power of the Trust, or by a vote of two-thirds of the remaining Trustees. The provisions of the Declaration relating to the election and removal of Trustees may not be amended without the approval of two-thirds of the Trustees.

Amendments to the Declaration

The Trustees are authorized to amend the Declaration without the vote of shareholders, but no amendment may be made that impairs the exemption from personal liability granted in the Declaration to persons who are or have been shareholders, Trustees, officers or, employees of the Trust or that limits the rights to indemnification, advancement of expenses or insurance provided in the Declaration with respect to actions or omissions of persons entitled to indemnification, advancement of expenses or insurance under the Declaration prior to the amendment.

Issuance and Redemption of Shares

The fund may issue an unlimited number of shares for such consideration and on such terms as the Trustees may determine. All shares offered pursuant to the Prospectus of the fund, when issued, will be fully paid and non-assessable. Shareholders are not entitled to any appraisal, preemptive, conversion, exchange or similar rights, except as the Trustees may determine. The fund may involuntarily redeem a shareholder’s shares upon certain conditions as may be determined by the Trustees, including, for example, if the shareholder fails to provide the fund with identification required by law, or if the fund is unable to verify the information received from the shareholder. Additionally, as discussed below, shares may be redeemed in connection with the closing of small accounts.

Disclosure of Shareholder Holdings

The Declaration specifically requires shareholders, upon demand, to disclose to the fund information with respect to the direct and indirect ownership of shares in order to comply with various laws or regulations, and the fund may disclose such ownership if required by law or regulation, or as the Trustees otherwise decide.

Small Accounts

The Declaration provides that the fund may close out a shareholder’s account by redeeming all of the shares in the account if the account falls below a minimum account size (which may vary by class) that may be set by the Trustees from time to time. Alternately, the Declaration permits the fund to assess a fee for small accounts (which may vary by class) and redeem shares in the account to cover such fees, or convert the shares into another share class that is geared to smaller accounts.

Series and Classes

The Declaration provides that the Trustees may establish series and classes in addition to those currently established and that the Trustees may determine the rights and preferences, limitations and restrictions, including qualifications for ownership, conversion and exchange features, minimum purchase and account size, expenses and charges, and other features of the series and classes. The Trustees may change any of those features, terminate any series or class, combine series with other series in the Trust, combine one or more classes of a series with another class in that series or convert the shares of one class into shares of another class.

Each share of the fund, as a series of the Trust, represents an interest in the fund only and not in the assets of any other series of the Trust.

Shareholder, Trustee and Officer Liability

The Declaration provides that shareholders are not personally liable for the obligations of the fund and requires the fund to indemnify a shareholder against any loss or expense arising from any such liability. The fund will assume the defense of any claim against a shareholder for personal liability at the request of the shareholder. The Declaration further provides that a Trustee acting in his or her capacity as a Trustee is not personally liable to any person, other than the Trust or its shareholders, in connection with the affairs of the Trust. Each Trustee is required to perform his or her duties in good faith and in a manner he or she believes to be in the best interests of the Trust. All actions and omissions of Trustees are presumed to be in accordance with the foregoing standard of performance, and any person alleging the contrary has the burden of proving that allegation.

The Declaration limits a Trustee’s liability to the Trust or any shareholder to the fullest extent permitted under current Maryland law by providing that a Trustee is liable to the Trust or its shareholders for monetary damages only (a) to the extent that it is proved that he or she actually received an improper benefit or profit in money, property, or services or (b) to the extent that a judgment or other final adjudication adverse to the Trustee is entered in a proceeding based on a finding in the proceeding that the Trustee’s action, or failure to act, was the result of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding. The Declaration requires the Trust to indemnify any persons who are or who have been Trustees, officers or employees of the Trust to the fullest extent permitted by law against liability and expenses in connection with any claim or proceeding in which he or she is involved by virtue of having been a Trustee, officer or employee. In making any determination as to whether any person is entitled to the advancement of expenses in connection with a claim for which indemnification is sought, such person is entitled to a rebuttable presumption that he or she did not engage in conduct for which indemnification is not available.

The Declaration provides that any Trustee who serves as chair of the Board, a member or chair of a committee of the Board, lead independent Trustee, audit committee financial expert, or in any other similar capacity will not be subject to any greater standard of care or liability because of such position.

Derivative Actions

The Declaration provides a detailed process for the bringing of derivative actions by shareholders in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction, and other harm that can be caused to the fund or its shareholders as a result of spurious shareholder demands and derivative actions. Prior to bringing a derivative action, a demand by no fewer than three unrelated shareholders must be made on the Trustees. The Declaration details information, certifications, undertakings and acknowledgements that must be included in the demand. The Trustees are not required to consider a demand that is not submitted in accordance with the requirements contained in the Declaration. The Declaration also requires that, in order to bring a derivative action, the complaining shareholders must be joined in the action by shareholders owning, at the time of the alleged wrongdoing, at the time of demand, and at the time the action is commenced, shares representing at least 5% of the voting power of the affected funds. The Trustees have a period of 90 days, which may be extended by an additional 60 days, to consider the demand. If a majority of the Trustees who are considered independent for the purposes of considering the demand determine that a suit should be maintained, then the Trust will commence the suit and the suit will proceed directly and not derivatively. If a majority of the independent Trustees determines that maintaining the suit would not be in the best interests of the fund, the Trustees are required to reject the demand and the complaining shareholders may not proceed with the derivative action unless the shareholders are able to sustain the burden of proof to a court that the decision of the Trustees not to pursue the requested action was not consistent with the standard of performance required of the Trustees in performing their duties. If a demand is rejected, the complaining shareholders will be responsible for the costs and expenses (including attorneys’ fees) incurred by the Trust in connection with the consideration of the demand, if, in the judgment of the independent Trustees, the demand was made without reasonable cause or for an improper purpose. If a derivative action is brought in violation of the Declaration, the shareholders bringing the action may be responsible for the fund’s costs, including attorneys’ fees.

The Declaration further provides that the fund shall be responsible for payment of attorneys’ fees and legal expenses incurred by a complaining shareholder only if required by law, and any attorneys’ fees that the fund is obligated to pay shall be calculated using reasonable hourly rates. The Declaration also requires that actions by shareholders against the Trust or the fund be brought only in federal court in Baltimore, Maryland, or if not permitted to be brought in federal court, then in state court in Baltimore, Maryland, and that the right to jury trial be waived to the fullest extent permitted by law.

FINANCIAL STATEMENTS

The audited financial statements of the fund (Statement of Assets and Liabilities, including the Schedule of Investments as of April 30, 2016, Statement of Operations for the year ended April 30, 2016, Statements of Changes in Net Assets for each of the years in the two-year period ended April 30, 2016, Financial Highlights for each of the years in the five-year period ended April 30, 2016, and Notes to Financial Statements along with the Report of Independent Registered Public Accounting Firm, each of which is included in the Annual Report to Shareholders of the fund), are incorporated by reference into this SAI (filed on June 17, 2016; Accession Number 0001193125-16-624599).

APPENDIX A

DESCRIPTION OF RATINGS

The ratings of Moody’s Investors Service, Inc., Standard & Poor’s Ratings Group and Fitch Ratings represent their opinions as to the quality of various debt obligations. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, debt obligations with the same maturity, coupon and rating may have different yields while debt obligations of the same maturity and coupon with different ratings may have the same yield. As described by the rating agencies, ratings are generally given to securities at the time of issuances. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so.

Moody’s Investors Service, Inc. Global Rating Scales

Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.1 Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of a default.2

Moody’s differentiates structured finance ratings from fundamental ratings (i.e., ratings on nonfinancial corporate, financial institution, and public sector entities) on the global long-term scale by adding (sf) to all structured finance ratings. The (sf) indicator was introduced on August 11, 2010 and explained in a special comment entitled “Moody’s Structured Finance Rating Scale.” The addition of (sf) to structured finance ratings should eliminate any presumption that such ratings and fundamental ratings at the same letter grade level will behave the same. The (sf) indicator for structured finance security ratings indicates that otherwise similarly rated structured finance and fundamental securities may have different risk characteristics. Through its current methodologies, however, Moody’s aspires to achieve broad expected equivalence in structured finance and fundamental rating performance when measured over a long period of time.

Description of Moody’s Investors Service, Inc.’s Global Long-Term Obligation Ratings:

Aaa—Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa—Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A—Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa—Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba—Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

[1]	For certain structured finance, preferred stock and hybrid securities in which payment default events are either not defined or do not match investors’ expectations for timely payment, the ratings reflect the likelihood of impairment and the expected financial loss in the event of impairment.
[2]

For certain structured finance, preferred stock and hybrid securities in which payment default events are either not defined or do not match investors’ expectations for timely payment, the ratings reflect the likelihood of impairment.

B—Obligations rated B are considered speculative and are subject to high credit risk.

Caa—Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca—Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C—Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.

* * By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

Description of Moody’s Investors Service, Inc.’s Global Short-Term Obligation Ratings:

P-1—Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2—Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3—Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP—Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Description of Moody’s Investors Service, Inc.’s US Municipal Ratings:

US Municipal Short-Term Obligation Ratings:

The Municipal Investment Grade (“MIG”) scale is used to rate US municipal bond anticipation notes of up to three years maturity. Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity. MIG ratings expire at the maturity of the obligation, and the issuer’s long-term rating is only one consideration in assigning the MIG rating. MIG ratings are divided into three levels—MIG 1 through MIG 3—while speculative grade short-term obligations are designated SG.

MIG 1—This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2—This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3—This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG—This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

US Municipal Demand Obligation Ratings:

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned: a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of risk associated with the ability to receive purchase price upon demand (“demand feature”). The second element uses a rating from a variation of the MIG scale called the Variable Municipal Investment Grade (“VMIG”) scale.

The rating transitions on the VMIG scale differ from those on the Prime scale to reflect the risk that external liquidity support generally will terminate if the issuer’s long-term rating drops below investment grade.

VMIG 1—This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2—This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3—This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG—This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Description of Standard & Poor’s Ratings Group’s Long-Term Issue Credit Ratings:

Long-Term Issue Credit Ratings are based, in varying degrees, on Standard & Poor’s analysis of the following considerations: (1) likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA—An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA—An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A—An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB—An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C—Obligations rated “BB”, “B”, “CCC”, “CC”, and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB—An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B—An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC—An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC—An obligation rated “CC” is currently highly vulnerable to nonpayment.

C—A “C” rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the “C” rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D—An obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within five business days, irrespective of any grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation’s rating is lowered to “D” upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

NR: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Description of Standard & Poor’s Ratings Group’s Short-Term Issue Credit Ratings:

Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity date of no more than 365 days - including commercial paper.

A-1—A short-term obligation rated “A-1” is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2—A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3—A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B—A short-term obligation rated “B” is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

C—A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D—A short-term obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Description of Standard & Poor’s Ratings Group’s Municipal Short-Term Note Ratings Definitions:

A Standard & Poor’s U.S. municipal note rating reflects Standard & Poor’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, Standard & Poor’s analysis will review the following considerations: (1) amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and (2) source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1—Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2—Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3—Speculative capacity to pay principal and interest.

Description of Standard & Poor’s Ratings Group’s Dual Ratings:

Dual ratings may be assigned to debt issues that have a put option or demand feature. The first component of the rating addresses the likelihood of repayment of principal and interest as due, and the second component of the rating addresses only the demand feature. The long term rating symbols are used for bonds to denote the long-term maturity and the short-term rating symbols for the put option (for example, “AAA/A-1+”). With U.S. municipal short-term demand debt, the U.S. municipal short-term note rating symbols are used for the first component of the rating (for example, “SP-1+/A-1+”).

Description of Standard & Poor’s Ratings Group’s Active Qualifiers (Currently applied and/or outstanding)

Standard & Poor’s uses six qualifiers that limit the scope of a rating. The structure of the transaction can require the use of a qualifier such as a “p” qualifier, which indicates the rating addressed the principal portion of the obligation only. Likewise, the qualifier can indicate a limitation on the type of information used, such as “pi” for public information. A qualifier appears as a suffix and is part of the rating.

Federal deposit insurance limit: “L” qualifier. Ratings qualified with “L” apply only to amounts invested up to federal deposit insurance limits.

Principal Payment: “p” qualifier. This suffix is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The “p” suffix indicates that the rating addresses the principal portion of the obligation only. The “p” suffix will always be used in conjunction with the “i” suffix, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of “AAApNRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

Interest Payment: “i” qualifier. This suffix is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The “i” suffix indicates that the rating addresses the interest portion of the obligation only. The “i” suffix will always be used in conjunction with the “p” suffix, which addresses likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of “AAApNRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

Public Information Ratings: “pi” qualifier. Ratings with a “pi” suffix are based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer’s management and therefore may be based on less comprehensive information than ratings without a “pi” suffix. Ratings with a “pi” suffix are reviewed annually based on a new year’s financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer’s credit quality.

Preliminary Ratings: “prelim” qualifier. Preliminary ratings, with the “prelim” suffix, may be assigned to obligors or obligations, including financial programs, in the circumstances described below. Assignment of a final rating is conditional on the receipt by Standard & Poor’s of appropriate documentation. Standard & Poor’s reserves the right not to issue a final rating. Moreover, if a final rating is issued, it may differ from the preliminary rating. (1) Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions. (2) Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor’s policies. (3) Preliminary ratings may be assigned to obligations that will likely be issued upon the obligor’s emergence from bankruptcy or similar reorganization, based on late-stage reorganization plans, documentation and discussions with the obligor. Preliminary ratings may also be assigned to the obligors. These ratings consider the anticipated general credit quality of the reorganized or post-bankruptcy issuer as well as attributes of the anticipated obligation(s). (4) Preliminary ratings may be assigned to entities that are being formed or that are in the process of being independently established when, in Standard & Poor’s opinion, documentation is close to final. Preliminary ratings may also be assigned to these entities’ obligations. (5) Preliminary ratings may be assigned when a previously unrated entity is undergoing a well-formulated restructuring, recapitalization, significant financing or other transformative event, generally at the point that investor or lender commitments are invited. The preliminary rating may be assigned to the entity and to its proposed obligation(s). These preliminary ratings consider the anticipated general credit quality of the obligor, as well as attributes of the anticipated obligation(s), assuming successful completion of the transformative event. Should the transformative event not occur, Standard & Poor’s would likely withdraw these preliminary ratings. (6) A preliminary recovery rating may be assigned to an obligation that has a preliminary issue credit rating.

Termination Structures: “t” qualifier. This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

Description of Fitch Ratings’ Corporate Finance Long-Term Obligation Ratings:

Ratings of individual securities or financial obligations of a corporate issuer address relative vulnerability to default on an ordinal scale. In addition, for financial obligations in corporate finance, a measure of recovery given default on that liability is also included in the rating assessment. This notably applies to covered bonds ratings, which incorporate both an indication of the probability of default and of the recovery given a default of this debt instrument.

The relationship between issuer scale and obligation scale assumes an historical average recovery of between 30%-50% on the senior, unsecured obligations of an issuer. As a result, individual obligations of entities, such as corporations, are assigned ratings higher, lower, or the same as that entity’s issuer rating or IDR. At the lower end of the ratings scale, Fitch Ratings now additionally publishes explicit Recovery Ratings in many cases to complement issuer and obligation ratings.

AAA: Highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality. “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB: Good credit quality. “BBB” ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB: Speculative. “BB” ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B: Highly speculative. “B” ratings indicate that material credit risk is present†.

CCC: Substantial credit risk. “CCC” ratings indicate that substantial credit risk is present†.

CC: Very high levels of credit risk. “CC” ratings indicate very high levels of credit risk†.

C: Exceptionally high levels of credit risk. “C” indicates exceptionally high levels of credit risk†.

Defaulted obligations typically are not assigned “RD” or “D” ratings, but are instead rated in the “B” to “C” rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Note: The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” obligation rating category, or to corporate finance obligation ratings in the categories below “CCC”.

The subscript “emr” is appended to a rating to denote embedded market risk which is beyond the scope of the rating. The designation is intended to make clear that the rating solely addresses the counterparty risk of the issuing bank. It is not meant to indicate any limitation in the analysis of the counterparty risk, which in all other respects follows published Fitch criteria for analyzing the issuing financial institution. Fitch does not rate instruments where the principal is to any degree subject to market risk.

Description of Fitch Ratings’ Structured, Project & Public Finance Long-Term Obligation Ratings:

Ratings of structured finance, project finance and public finance obligations on the long-term scale, including the financial obligations of sovereigns, consider the obligations’ relative vulnerability to default. These ratings are typically assigned to an individual security or tranche in a transaction and not to an issuer.

AAA: Highest credit quality. “AAA” ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality. “AA” ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality. “A” ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB: Good credit quality. “BBB” ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB: Speculative. “BB” ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time.

B: Highly speculative. “B” ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC: Substantial credit risk. Default is a real possibility.

CC: Very high levels of credit risk. Default of some kind appears probable.

C: Exceptionally high levels of credit risk. Default appears imminent or inevitable.

D: Default. Indicates a default. Default generally is defined as one of the following: (1) failure to make payment of principal and/or interest under the contractual terms of the rated obligation; (2) the bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of the business of an issuer/obligor; or (3) the distressed exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation to avoid a probable payment default.

Structured Finance Defaults: “Imminent” default, categorized under “C”, typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. Alternatively where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to pay interest and/or principal in full in accordance with the terms of the obligation’s documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation will typically be rated in the “C” category.

Structured Finance Write-downs: Where an instrument has experienced an involuntary and, in the agency’s opinion, irreversible “write-down” of principal (i.e. other than through amortization, and resulting in a loss to the investor), a credit rating of “D” will be assigned to the instrument. Where the agency believes the “write-down” may prove to be temporary (and the loss may be “written up” again in future if and when performance improves), then a credit rating of “C” will typically be as signed. Should the “write-down” then later be reversed, the credit rating will be raised to an appropriate level for that instrument. Should the “write-down” later be deemed as irreversible, the credit rating will be lowered to “D”.

Notes: In the case of structured and project finance, while the ratings do not address the loss severity given default of the rated liability, loss severity assumptions on the underlying assets are nonetheless typically included as part of the analysis. Loss severity assumptions are used to derive pool cash flows available to service the rated liability.

The suffix “sf” denotes the issue that is a structured finance transaction. For an explanation of how Fitch determines structured finance ratings, please see our criteria available at www.Fitchratings.com.

In the case of public finance, the ratings do not address the loss given default of the rated liability, focusing instead on the vulnerability to default of the rated liability.

The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” Long-Term Rating category, or categories below “B”.

Description of Fitch Ratings’ Corporate, Public and Structured Finance Short-Term Obligation Ratings:

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

F1: Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2: Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3: Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B: Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C: High short-term default risk. Default is a real possibility.

RD: Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D: Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

Notes to Fitch Ratings’ Long-Term and Short-Term Obligation Ratings:

Rating Watch: Rating Watches indicate that there is a heightened probability of a rating change and the likely direction of such a change. These are designated as “Positive”, indicating a potential upgrade, “Negative”, for a potential downgrade, or “Evolving”, if ratings may be raised, lowered or affirmed. However, ratings that are not on Rating Watch can be raised or lowered without being placed on Rating Watch first, if circumstances warrant such an action.

A Rating Watch is typically event-driven and, as such, it is generally resolved over a relatively short period. The event driving the Watch may be either anticipated or have already occurred, but in both cases, the exact rating implications remain undetermined. The Watch period is typically used to gather further information and/or subject the information to further analysis. Additionally, a Watch may be used where the rating implications are already clear, but where a triggering event (e.g. shareholder or regulatory approval) exists. The Watch will typically extend to cover the period until the triggering event is resolved or its outcome is predictable with a high enough degree of certainty to permit resolution of the Watch.

Rating Watches can be employed by all analytical groups and are applied to the ratings of individual entities and/or individual instruments. At the lowest categories of speculative grade (“CCC”, “CC” and “C”) the high volatility of credit profiles may imply that almost all ratings should carry a Watch. Watches are nonetheless only applied selectively in these categories, where a committee decides that particular events or threats are best communicated by the addition of the Watch designation.

Rating Outlook: Ratings Outlooks indicate the direction a rating is likely to move over a one- to two-year period. They reflect financial or other trends that have not yet reached the level that would trigger a rating action, but which may do so if such trends continue. The majority of Outlooks are generally Stable, which is consistent with the historical migration experience of ratings over a one- to two-year period. Positive or Negative rating Outlooks do not imply that a rating change is inevitable and, similarly, ratings with Stable Outlooks can be raised or lowered without a prior revision to the Outlook, if circumstances warrant such an action. Occasionally, where the fundamental trend has strong, conflicting elements of both positive and negative, the Rating Outlook may be described as Evolving.

Outlooks are currently applied on the long-term scale to issuer ratings in corporate finance (including sovereigns, industrials, utilities, financial institutions and insurance companies) and public finance outside the U.S.; to issue ratings in public finance in the U.S.; to certain issues in project finance; to Insurer Financial

Strength Ratings; to issuer and/or issue ratings in a number of National Rating scales; and to the ratings of structured finance transactions and covered bonds. Outlooks are not applied to ratings assigned on the short-term scale and are applied selectively to ratings in the “CCC”, “CC” and “C” categories. Defaulted ratings typically do not carry an Outlook.

Deciding When to Assign Rating Watch or Outlook

Timing is informative but not critical to the choice of a Watch rather than an Outlook. A discrete event that is largely clear and the terms of which are defined, but which will not happen for more than six months—such as a lengthy regulatory approval process—would nonetheless likely see ratings placed on Watch rather than a revision to the Outlook.

An Outlook revision may, however, be deemed more appropriate where a series of potential event risks has been identified, none of which individually warrants a Watch but which cumulatively indicate heightened probability of a rating change over the following one to two years.

A revision to the Outlook may also be appropriate where a specific event has been identified, but where the conditions and implications of that event are largely unclear and subject to high execution risk over an extended period—for example a proposed, but politically controversial, privatization.

Expected Ratings: Where a rating is referred to as “expected”, alternatively referred to as “expects to rate” or suffixed as (“EXP”), this indicates that a full rating has been assigned based upon the agency’s expectations regarding final documentation, typically based upon a review of the final draft documentation provided by the issuer. If such final documentation is received and is as expected, the expected rating will typically be converted to a final rating. Fitch may also employ “expects to rate” language for new issuers (currently unrated) for ratings that are assigned in the course of a restructuring, refinancing or corporate reorganization. The “expects to rate” will reflect and refer to the rating level expected following the conclusion of the proposed operation (debt issuance, restructure, or merger). While expected ratings typically convert to final ratings within a short time, determined by timing of transaction closure, in the period between assignment of an expected rating and a final rating, expected ratings may be raised, lowered or placed on Rating Watch or withdrawn, as with final ratings.

Private Ratings: Fitch Ratings also prepares a limited number of private ratings, for example for entities with no publicly traded debt, or where the rating is required for internal benchmarking or regulatory purposes. These ratings are generally provided directly to the rated entity, which is then responsible for ensuring that any party to whom it discloses the private rating is updated when any change in the rating occurs.

Private ratings undergo the same analysis, committee process and surveillance as published ratings, unless otherwise disclosed as “point-in-time” in nature.

Program Ratings: Program ratings assigned to corporate and public finance note issuance programs (e.g. medium-term note programs) relate only to standard issues made under the program concerned; it should not be assumed that these ratings apply to every issue made under the program.

“Interest-Only” Ratings: Interest-only ratings are assigned to interest strips. These ratings do not address the possibility that a security holder might fail to recover some or all of its initial investment due to voluntary or involuntary principal repayments.

“Principal-Only” Ratings: Principal-only ratings address the likelihood that a security holder will receive its initial principal investment either before or by the scheduled maturity date.

“Rate of Return” Ratings: Ratings also may be assigned to gauge the likelihood of an investor receiving a certain predetermined internal rate of return without regard to the precise timing of any cash flows.

Matured/Paid-In-Full: a. “Matured”—This action is used when an issue has reached the end of its repayment term and rating coverage is discontinued. Denoted as “NR”. b. “Paid-In-Full”—This action indicates that the issue has been paid in full. As the issue no longer exists, it is therefore no longer rated. Denoted as “PIF”.

A designation of “Not Rated” or “NR” is used to denote securities not rated by Fitch where Fitch has rated some, but not all, securities comprising an issuance capital structure.

Withdrawn: The rating has been withdrawn and the issue or issuer is no longer rated by Fitch Ratings. Indicated in rating databases with the symbol “WD”.

“Unenhanced” Ratings: Unenhanced ratings reflect the underlying creditworthiness of financial instruments absent any credit enhancement that may be provided through bond insurance, financial guarantees, dedicated letters of credit, liquidity facilities, or intercept mechanisms.

In some cases, Fitch may choose to assign an unenhanced rating along with credit rating based on enhancement. The unenhanced rating indicates the creditworthiness of the financial instrument without considering any benefit of such enhancement. Financial obligations may be enhanced by a guarantee instrument provided by a rated third party.

Non-Credit Rating Scales: In addition, Fitch Ratings provides specialist ratings on other topics. Operational risk ratings are assigned to servicers of commercial and residential mortgages and other asset types.

Asset manager ratings opine on the relative operational and financial capabilities of asset managers, trustees and others. Fund Credit and/or Volatility Ratings are assigned to fund’s or local government investment pool’s portfolio. Many of these ratings are offered internationally and in some cases on a national basis applying appropriate ratings modifiers and identifiers.

APPENDIX B

ADDITIONAL INFORMATION CONCERNING

OREGON MUNICIPAL OBLIGATIONS

The following information is a summary of certain factors affecting the credit and financial condition of the State of Oregon (“Oregon” or the “State”). The sources of payment for Oregon municipal obligations and the marketability thereof may be affected by financial or other difficulties experienced by the State and certain of its municipalities and public authorities. This summary does not purport to be a complete description and, with the exception of the last paragraph hereof, is derived solely from information contained in an official statement relating to an offering of Oregon bonds, dated July 13, 2016 (the “Official Statement”). Any characterizations of fact, assessments of conditions, estimates of future results and other projections are statements of opinion made by the State in, and as of the date of, such official statements and are subject to risks and uncertainties that may cause actual results to differ materially. The fund is not responsible for information contained in the Official Statement and has not independently verified the accuracy, completeness or timeliness of information contained in the Official Statement. Such information is included herein without the express authority of any Oregon issuer.

ECONOMIC AND DEMOGRAPHIC INFORMATION

Historical Perspective

The Oregon economy has transitioned and diversified from a predominant concentration in timber harvesting and wood products manufacturing to high-tech manufacturing. As high-tech manufacturing grew in Oregon, the State also developed stronger ties to major export markets in the Pacific Rim. Population growth has historically exceeded the national rate, fueled by the in-migration of young professional and retiree populations attracted by the high-quality jobs, relatively low cost of living and affordable housing.

Sectors of increasing importance in the Oregon economy include construction, retail trade, health services, and leisure and hospitality services. Exports also continue to be a significant driver for the Oregon economy. China is a top destination for Oregon exports, with the state of the Chinese economy having significant spillover effects on the Oregon economy.

The collapse of the national housing market affected associated Oregon industries, with job losses in wood products and construction. As the financial crisis led to a deeper recession for the U.S. economy, this in turn deepened the recession for Oregon. While Oregon’s housing market was affected by the economic downturn, generally its values declined less than several other western states including California, Nevada, and Arizona. The Great Recession caused severe damage that has taken years to repair. However, as of July 13, 2016, Oregon was quickly approaching full employment and a healthy labor market. The State’s official unemployment rate (4.5 percent in April and May 2016) was actually below what would historically be considered normal for Oregon during an economic expansion. However the improvements were much broader than just the unemployment rate. The State’s Office of Economic Analysis’ (“OEA”) Total Employment Gap indicated that this is the best labor market Oregon had seen since the technology-led boom of the 1990s. As of July 13, 2016, expectations were that this gap will fully close by late summer or early fall. The Oregon housing boom, however, is even stronger than the peak of the housing boom last decade. Only the mid-1990s boom saw comparable gains. Much of this gain is attributed to the improvement in the Oregon labor market as it had regained its traditional advantage, relative to the nation, with job growth and livability.

Employment

The total civilian labor force was approximately 1,942,000 in 2014, a 1.6 percent increase from 2013 levels. In 2014, without adjusting for seasonal changes, the following employment sectors accounted for approximately 71.5 percent of the Oregon work force: government, professional and business services, health care and social assistance, retail trade, leisure and hospitality, and durable goods manufacturing. The unemployment rate in Oregon was 6.9 percent in 2014, as compared to 6.2 percent nationwide. Oregon’s unemployment rate was 5.2 percent in 2007, 6.5 percent in 2008 and 11.3 percent in 2009.

Oregon Gross Domestic Product

Oregon Gross Domestic Product (“GDP”) represents the value of goods and services produced by the State. Over the 2009 to 2014 five-year period, manufacturing, finance, insurance, real estate, rental and leasing, and government were the three largest segments of the Oregon economy that contributed to the Oregon GDP.

Residential Construction

The number of residential building permits issued in Oregon in 2014 was 8,573 for single-family dwellings, a 1.9 percent increase from 2013 levels, and 8,072 for multi-family dwellings, a 25.6 percent increase from 2013 levels. The number of residential building permits issued in Oregon in 2013 was 8,417 for single-family dwellings, a 32.7 percent increase from 2012 levels, and 6,426 for multi-family dwellings, a 50.6 percent increase from 2012 levels. The number of residential building permits issued in Oregon in 2012 was 6,342 for single-family dwellings, a 30.7 percent increase from 2011 levels, and 4,226 for multi-family dwellings, a 51.9 percent increase from 2011 levels. The number of residential building permits for single-family dwellings rose each year from 2001 to 2005, reaching a 2005 peak of 23,840 building permits issued for single-family dwellings and 7,184 building permits issued for multi-family dwellings. The number of residential building permits issued from 2005 to 2011 decreased each year, with a greater than 50% drop in residential building permits issued for single-family dwellings from 2007 to 2008. Through 2014, the number of residential building permits issued had not returned to pre-recession levels.

Income

Oregon personal income totaled approximately $173,170,000 in 2015, a 5.8 percent increase from 2014 levels. U.S. personal income experienced a 4.4 percent increase from 2014 to 2015. Oregon personal income totaled approximately $163,653,000 in 2014, a 5.7 percent increase from 2013 levels. U.S. personal income experienced a 4.4 percent increase from 2013 to 2014.

Oregon per capita income was approximately $42,974 in 2015, a 4.3 percent increase from 2014 levels. U.S. per capita income was $47,669 in 2015, a 3.5 percent increase from 2014 levels. Oregon per capita income was approximately $41,220 in 2014, a 4.6 percent increase from 2013 levels. U.S. per capita income was $46,049 in 2014, a 3.6 percent increase from 2013 levels.

Population

According to the 2010 U.S. Census, Oregon ranked as the 27th most populous state with a population of 3.84 million. Oregon’s population growth rate since the 2000 census has been the 14th fastest in the nation.

STATE FINANCIAL OPERATIONS

Budgetary Process

The Oregon Constitution requires the State’s budget to balance at the end of each biennium. Article IX, Section 2 of the Oregon Constitution states that the Legislative Assembly shall provide for raising revenue sufficiently to defray the expenses of the State for each fiscal year. Article IX, Section 6 of the Oregon Constitution states that “whenever the expenses, of any fiscal year, shall exceed the income, the Legislative

Assembly shall provide for levying a tax, for the ensuing fiscal year, sufficient, with other sources of income, to pay the deficiency, as well as the estimated expense [sic] of the ensuing fiscal year.” Because of these two provisions, Oregon may not budget a deficit and is required to alleviate any revenue shortfalls within each biennium.

Historically, during the regular legislative session at the end of every biennium, the Legislative Assembly adopts a budget covering all of the State’s operations for the next biennium. A biennium begins July 1 and ends June 30 of odd-numbered years. The budget is adopted through the enactment of separate budget bills for each State agency, Legislative and Judicial Branches, and some of the State’s component units, such as universities or public corporations (the “Budget Bills”). There are four different categories of funds included in the State’s budget: (i) General Funds, (ii) Lottery Funds, (iii) Other Funds (dedicated funds), and (iv) Federal Funds.

The budgeting process begins with the Governor’s submission of a recommended budget for State agencies in the December preceding the start of a new regular legislative session. Concurrently, the Department of Administrative Services (“DAS” or the “Department”) prepares and files Budget Bills during December so that when the Legislative Assembly convenes in January for its regular session, the Joint Ways and Means Committee can begin consideration of each bill. By statute, the budget may not permit certain governmental purpose expenditures to exceed eight percent of the State’s personal income. This limitation may be exceeded only if the Governor declares an emergency and if three-fifths of each house of the Legislative Assembly votes to exceed the limit.

The Legislative Assembly may provide spending authority to a State agency and component units through a continuous appropriation of a fund dedicated for a certain purpose. In that case, spending is limited only by the amount of revenues received in or held by the fund. The Legislative Assembly may also limit the amount of money spent by placing an expenditure limitation on a continuously appropriated and dedicated fund. In addition, the Legislative Assembly enacts one-time appropriations of moneys to specific agencies or programs from moneys expected to be received or held by the State’s General Fund and from lottery revenues. After the Budget Bills are passed, the Governor may veto an entire bill, single items in appropriation bills or the emergency clause in a bill. A two-thirds vote of the Legislative Assembly may override the Governor’s veto.

If budget adjustments are required after a legislative session has ended, the Legislative Assembly may meet again in a specially called session, or the Legislative Emergency Board may adjust agency budgets.

The Oregon Constitution requires the Legislative Assembly to balance the State’s General Fund budget. The Legislative Assembly adopts individual budgets for all State agencies or programs that receive appropriations or are subject to periodic expenditure limitations. Each budget includes appropriations of General Fund moneys or program revenues for the payment of debt service to those State agencies for which general obligation bonds have been issued by the State Treasurer. In addition, certain discrete component units of the State submit funding requests for the portion of their operations that are State-funded each biennium to be included as part of the Governor’s biennial budget.

Historically, the Legislative Assembly met in regular session once every two years and budgeted for the two-year period (a “biennium”) that follows the regular session. In 2010, however, the Oregon Constitution was amended to provide for annual legislative sessions. As a consequence, the Legislative Assembly may now make some budgetary determinations for a single fiscal year. Once the Legislative Assembly has appropriated moneys for debt service, Oregon law does not permit the amount allocated to debt service to be subsequently reduced administratively in order to balance the General Fund budget; budget reductions must be made in other program areas.

Revenue Forecasting

Oregon law requires the Department of Administrative Services (“DAS”) to prepare an estimate for each calendar quarter of the total amount of revenue, including General Fund and lottery revenues, available for State purposes for the current fiscal year, as well as the amount of revenue received quarterly, cumulated through the biennium. DAS must report its estimates to the Legislative Assembly, when it is in session, and to certain interim committees of the Legislative Assembly, when it is not in session. The reports are issued each March, June, September and December, with their posting dates varying slightly. These reports are commonly known as the quarterly “revenue forecast”, and focus on the amount of expected General Fund and lottery revenues. In odd-numbered years when the Legislative Assembly is in session, the June forecast is released approximately May 15 and is commonly referred to as the “close of session” or “COS” forecast.

Oregon law also requires DAS to set forth the methodology and assumptions used to develop each quarterly revenue forecast. The State uses an econometric model to forecast the Oregon economy and personal and corporate income taxes (over 90 percent of the State’s General Fund revenue). The system receives new data each quarter, with revisions to the model as necessary. The econometric model has two major parts: (1) a State economic model that estimates employment, wages and personal income; and (2) a revenue forecasting system based on the economic model, for use in estimating personal and corporate income taxes. The model does not include the fees and other miscellaneous revenues that comprise the balance of General Fund revenues.

The development of a revenue forecast involves three steps. First, a forecast of economic conditions in Oregon is made, then projected income and population is translated into projected tax receipts other than from corporate and excise taxes and finally corporate income and excise tax collections are projected. In developing its projections the State uses the national baseline forecasts of IHS Economics.

Accounting Practices

Oregon law designates DAS as the agency responsible for the overall administration and coordination of the State’s internal accounting and other fiscal controls and procedures. The DAS has developed the Oregon Accounting Manual that sets forth internal policies and uniform procedures for agencies to follow in their fiscal management, accounting and reporting.

DAS must prepare a financial report for the State of Oregon within 180 days after the close of each fiscal year. The reporting entity of the State of Oregon includes all agencies, boards, commissions, courts, and colleges and universities that are legally part of the State (primary government), and the State’s component units. Component units are legally separate entities for which the primary government is financially accountable or entities that warrant inclusion as part of the financial reporting entity because of the nature and significance of their relationship with the primary government. Oregon’s financial statements are prepared in conformity with generally accepted accounting principles (“GAAP”) applicable to state governments.

All governmental funds use the modified accrual basis of accounting. Revenues are recognized when they become measurable and available. On the modified accrual basis of accounting, taxpayer assessed taxes are recognized when the underlying exchange has occurred and the resources are available. Expenditures are recognized under the modified accrual basis of accounting when the related liability is incurred. An exception to this general rule of expenditure recognition is that principal and interest on general long-term debt is recognized when due.

All proprietary and fiduciary funds are accounted for using the accrual basis of accounting. Revenues are recognized when they are earned, and expenses (other than debt service) are recognized when they are incurred.

Controls

Audits

The Secretary of State, as State Auditor, may audit or review the accounts and financial affairs of each State agency as deemed appropriate under Oregon Revised Statutes (“ORS”) 297.210. An audit or review may also occur when there is a change in the executive head of an institution or department. The Governor, Legislative Fiscal Officer and the DAS receive a report on each audit. The Secretary of State’s Audit Division reviews the funds of the State’s larger agencies in connection with the development of the State’s annual financial report and provides annual audits, as requested, for the State’s revenue bond funded programs.

Disbursements and Allotments

Oregon law requires that State agency spending be monitored and that moneys be disbursed throughout the biennium through an allotment process that is administered by the DAS. Under this process, the DAS allots to each agency the amount of appropriated moneys that may be spent during each of the eight quarters in a biennium. The amount of an allotment is based on estimates submitted by agencies of their statutory duties and projected expenditures to fulfill the purposes for which moneys were appropriated to them. The DAS may amend allotments previously made by it at the request of an agency or after notice by the DAS to an agency. In addition, if the DAS declares at any time during the biennium that there is a projected budget deficit due to insufficient revenues, then the DAS, with the Governor’s approval, may reduce previously made allotments to a level necessary to prevent the deficit. Allotments made for the purpose of debt service payments, however, may not be reduced.

Fiscal Checks and Balances

Oregon law provides for a system of checks and balances with respect to the deposit, accounting and expenditure of State moneys. The DAS supervises State agency accounting and prescribes rules and regulations for preparation of agency budgets. The Secretary of State, the constitutionally designated auditor of public accounts, may disapprove claims for payment from any moneys in the State Treasury. State agencies are required to turn the moneys collected by them over to the State Treasurer for deposit into various funds that comprise the State Treasury. The State Treasurer is responsible for control of State banking relationships, cash management and the investment of State funds. Some State moneys are deposited with outside trustees who administer the cash and investments.

On a day-to-day basis, the DAS, along with the State Treasurer and the Secretary of State, maintains the system of checks and balances. For example, the DAS reconciles its accounts monthly with the related account balances maintained by the State Treasurer, which facilitates the adjustment of any imbalances or other errors. The DAS also follows up on major deficiencies listed in the audit reports prepared by the Audits Division of the Secretary of State. Agencies must respond to the DAS stating in detail how they will correct the deficiencies.

Loss Management

The Department of Administrative Services, Enterprise Goods and Services, Risk Management section is responsible for managing the State’s risk of loss due to various types of loss or liability. The primary kinds of loss that the section works to prevent or pay include physical loss or damage to State property, tort liability claims brought against the State, its officers, employees, or agents, inmate injury, workers’ compensation, employee dishonesty, and faithful performance bonds for key positions as required by law and additional positions as determined by agency policy. The State Insurance Fund generally pays up to a set amount for various types of losses through its self-insurance program, with excess amounts covered by purchased commercial insurance policies. Both self-insurance losses and commercial insurance premiums are paid from the State Insurance Fund. For each separate category of potential loss, the DAS determines the appropriate level of the State Insurance Fund or commercial insurance. Agencies pay assessments to the State Insurance Fund for each category of loss.

Affordable Care Act

In recent years the State has reformed its Medicaid system to a network of coordinated care organizations and expanded Medicaid enrollment in response to the federal Affordable Care Act (“ACA”). The coordinated care organizations are intended to provide better and more integrated care to Medicaid recipients and to lower the costs of health care. Under the ACA, the federal government has reimbursed 100% of the costs of additional Medicaid recipients. That percentage is expected to begin to decrease in the 2017 fiscal year to 90% reimbursement by 2020. The difference between the federal reimbursement and the costs to provide Medicaid coverage is anticipated to be paid by the State’s General Fund. The amount required from the General Fund is difficult to estimate because it will depend on the number of new people that enroll in Medicaid, including people transferring from prior coverage that was not federally reimbursed to coverage under the ACA with federal reimbursement, and also the amount of savings that may be realized through the coordinated care organizations. As of July 13, 3016, the State had begun the budgeting process to account for increased costs under the ACA and preliminarily estimates Medicaid related costs to increase from approximately $1.2 billion in the current biennium to approximately $2.9 billion in the 2019-2021 biennium. However, these projections may change based on factors such as the numbers of new and transferred enrollees, increases in medical costs, efforts to control those costs and any amendments to the ACA. Also, reducing the numbers of uninsured may increase employment and spending in the medical field, resulting in some off-setting increases in State tax receipts.

Investment Policies

The Office of the State Treasurer (the “OST”) invests moneys held on behalf of state agencies and participating local governments through two pooled investment vehicles or through separate accounts with guidelines specific to the agency’s investment needs. Some of the agency moneys invested by the OST are bond proceeds or moneys used to pay bond debt service. The State’s investment policies are governed by Oregon Revised Statutes and the Oregon Investment Council (the “OIC”). The OIC, created by a 1965 legislative act, establishes investment policies for all State funds. The OST is responsible for implementing those policies. The Governor appoints four of the OIC’s five voting members, who are subject to confirmation by the Oregon Senate. The State Treasurer serves by statute. OST pooled investment vehicles are the statutory Oregon Short-Term Fund (the “OSTF”) and the internally established Oregon Intermediate-Term Pool (the “OITP”).

The OSTF is a short-term cash investment vehicle created by statute to invest State agency and Oregon local government moneys. The OSTF is not registered with the U.S. Securities and Exchange Commission as an investment company. The OST manages the OSTF within guidelines established by the OIC, with advice from and in consultation with, the OSTF Board. Primary investment objectives established for the fund are, in order of priority: preservation of principal, liquidity and yield. The OSTF Financial Statements for the year ended June 30, 2015 reported net assets of approximately $13.6 billion.

The guidelines in place for the OSTF require at least 50 percent of the portfolio to mature or re-price within 93 days; no more than 25 percent of the portfolio may have a maturity longer than one year; and no investments may have a final maturity longer than three years as measured from the settlement date of the initial transaction. Total weighted average credit quality of the portfolio must be a minimum of AA by Standard & Poor’s. The guidelines in use for the OSTF, allow the following:

•	Investments with minimum long-term ratings of AA-, Aa3, or AA-, or better, by Standard & Poor’s, Moody’s Investors Services, or Fitch Ratings, respectively, consisting of:

¡	U.S. Treasury Securities

¡	Senior Unsecured Debt Obligations guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) under the Temporary Liquidity Guarantee Program (“TLGP”).

¡	U.S. Government Agency Securities

¡	U.S. dollar-denominated Foreign Government Securities and their Instrumentalities

•	Commercial Paper with at least two minimum short-term ratings of A-1, P-1 or F1 by Standard & Poor’s, Moody’s or Fitch Ratings, respectively.

•	Corporate indebtedness with minimum long-term ratings of A-, A3 or A- by Standard & Poor’s, Moody’s or Fitch Ratings, respectively, at the time of purchase.

•

Certificates of deposit issued by banks in Oregon and insured by the FDIC or collateralized according to ORS Chapter 295, and negotiable certificates of deposit and banker’s acceptances from domestic commercial banks with minimum long-term ratings of AA-, Aa3 or AA- by Standard & Poor’s, Moody’s or Fitch Ratings, respectively.

•

Municipal debt obligations (agencies, instrumentalities, and political subdivisions) that have long-term ratings of AA-, Aa3 or AA-, or better, or are rated in the highest category for short-term municipal debt by Standard & Poor’s, Moody’s Investors Services, or Fitch Ratings, respectively, at the time of purchase.

•

Repurchase agreements and reverse repurchase agreements that mature in no more than 90 days are fully collateralized with cash, government obligations or obligations of agencies of the federal government and are entered into with primary dealers as recognized by the Federal Reserve Bank or the State’s custodial bank and certain other types of debt or similar instruments.

The OITP is an alternative to the OSTF for State agencies. The moneys in the OITP are pooled and managed by OST to invest dollars not needed to cover short-term needs and able to withstand price volatility to achieve returns often associated with longer-term investments. The OITP is a voluntary investment vehicle for State agencies with funds that are allowed to be invested.

The OITP’s management objective is to maximize total return, which includes investment value and coupon income within the desired risk parameters and fixed income investments prescribed in the portfolio guidelines. The OITP’s benchmark index is the Bank of America Merrill Lynch 1-5 Year AAA-A U.S. Corporate & Government Index. The OITP is not structured to provide 100 percent net asset value on each participant’s initial investment at all times. For consistency with the portfolio’s total return objective, the value of each participant’s investment is determined on a proportional basis to the net market value of the entire portfolio. The OITP is not registered with the U.S. Securities and Exchange Commission as an investment company.

Eligible investments are detailed in the OITP guidelines, but in general, the OITP may invest, subject to diversification requirements, in several types of investment grade rated debt market instruments denominated in U.S. dollars. These may include:

•	Obligations of U.S. and non-U.S. private issuers;

•	Obligations of the U.S. government and its agencies and instrumentalities;

•	Obligations issued or guaranteed by non-U.S. governments and instrumentalities;

•	Taxable debt securities issued by U.S. states or local governments and their agencies, authorities and other U.S. state government-sponsored enterprises;

•	Repurchase agreements and reverse repurchase agreements.

The OITP invests in securities that, at the time of purchase, are investment grade rated by nationally recognized rating agencies, such as Moody’s or Standard & Poor’s. The overall portfolio must maintain an average modified duration of 3.0 years or less. Limitations on individual investment terms to maturity vary by security type, but in general, securities have a maximum term of 10.25 years.

Except for U.S. Treasury and U.S. Agency securities, no more than 5 percent of the OITP may be invested in the securities of any one issuer and a maximum of 25 percent may be invested in any one of 10 broad sectors as defined by the Bloomberg Industry Classification System.

REVENUES

Revenues available to the State are discussed below based on the following categories: General Funds, Lottery Funds, Reserve Funds, Other Funds and Federal Funds. Certain of these revenues are available only to finance permitted purposes as authorized by State or federal law.

General Fund Revenues

The following describes the largest sources of the State’s General Fund revenues.

Taxes

Personal Income Taxes. Oregon taxes the personal income of individuals, estates, and trusts. Taxable income is calculated using the Internal Revenue Code of 1986, as amended and in effect applicable to the tax year of the taxpayer. Oregon employers withhold income tax from their employees’ wages. The employees then file Oregon tax returns for refunds or pay additional tax by April 15 of each year. Self-employed persons and others not subject to withholding must pay quarterly estimated tax payments.

Beginning with the 2014 tax year rates for single filers are graduated between 5 percent for income under $3,300 to 9.9 percent plus $11,019 for income over $125,000. The amount of applicable income is doubled for joint returns and head-of-household. The income amount to which a certain rate applies is indexed to changes in the Consumer Price Index. Beginning in tax year 2015, individuals with non-passive income from partnerships or S-corporations may be taxed at rates of 7 percent for income of $250,000 or less up to 9.9 percent of income of $5 million or more.

Corporate Excise and Income Taxes. Corporations are subject to either a corporate excise tax or the corporate income tax under Oregon law.

The corporate excise tax is imposed for the privilege of doing business in Oregon. A corporation is doing business in Oregon when it engages in any profit-seeking activity in Oregon. The amount of excise tax is 6.6 percent for corporate taxable income of less than $1 million and 7.6 percent of income over $1 million. However, there is a minimum tax of $150 for corporations with Oregon sales of less than $500,000, with increasing minimum tax amounts for C-corporations up to a maximum of $100,000 for companies with Oregon sales of $100 million or more.

The corporate income tax is imposed on any corporation that has income from an Oregon source. Corporations that operate in more than one state must determine the share of their income attributable to Oregon activities using Oregon sales relative to sales in all states for both income taxes and excise taxes. The corporate income tax rate mirrors that of the excise tax rate on taxable income derived from sources within Oregon.

Insurance Taxes. All authorized insurers in Oregon are subject to the corporate excise tax; however, foreign insurers (those domiciled in other states) and alien insurers (those domiciled in other countries) are also subject to a retaliatory tax. The Oregon Department of Revenue collects the excise tax. The Insurance Division of the Department of Consumer and Business Services collects the retaliatory tax.

Estate Taxes. Oregon’s estate tax is imposed as a percentage of the Oregon estate. Because Oregon calculates its tax differently from the way the federal government calculates the federal estate tax, the Oregon estate tax amount may be different from the federal tax amount, even though the Oregon tax is tied to the Federal Internal Revenue Code.

Cigarette and Other Tobacco Taxes. The State imposes an excise tax on the distribution of all tobacco products in Oregon. The tax rate on cigarettes is $0.066 per cigarette ($1.32 for a pack), scheduled to increase by

$0.01 per pack on January 1, 2018. The tax rate on the other tobacco products is 65 percent of the wholesale price, capped at $0.50 per cigar. Moist snuff is taxed at $1.78 per ounce with a minimum of $2.14 per container. The cigarette and other tobacco products taxes are distributed primarily to fund health-related programs, including the Oregon Health Plan and tobacco use reduction, another portion goes to the State general fund, and the balance is distributed equally among cities, counties and the Department of Transportation.

Other Taxes. A portion of the moneys collected from several forest harvest taxes and the Amusement Device Tax are allocated to the General Fund.

Fines and Fees

The fines and fees section of General Fund revenues includes State Court Fees, Secretary of State Corporation Fees, Criminal Fines and Assessments, and Securities Fees. These are fees imposed by agencies or the State courts for the filing of certain court-related or corporate documents and certain fines for violations of the law.

Liquor Sales Apportionment

The State imposes taxes on beer and wine manufactured or distributed in Oregon. As of July 13, 2016, the tax rates were 8.4 cents per gallon of beer ($2.60 per 31-gallon barrel), 67 cents per gallon of wine with 14 percent or less alcohol, and 77 cents per gallon of wine with 14 percent to 21 percent alcohol. The Oregon Liquor Control Commission (“OLCC”) exclusively imports and distributes beverages with 21 percent or more alcohol. The OLCC sets retail prices, on average, at 110 percent above the sum of costs, shipping, and federal taxes. The net revenue from these operations goes into an OLCC account, which distributes approximately 56 percent of the revenues to the General Fund.

Other Sources

Other major sources of General Fund revenue include charges for central services performed by DAS, interest earnings, and miscellaneous revenues.

General Fund Revenue Reduction Due to Income Tax Return (2% Surplus Kicker)

Under the Oregon Constitution, if biennium revenues actually received exceed estimated amounts to be received from personal taxes, by more than two percent, a tax credit is issued to individual taxpayers. This credit of excess revenues is popularly known as the “kicker.” For individuals, the refundable credit is based on the previous calendar year’s tax liability (for example, 2008 liability for the 2007-09 kicker). For corporations, the credit is based on the tax liability for the calendar year containing the end of the biennium (for example, 2009 liability for the 2007-09 kicker). The State may retain the individual kicker moneys only if two-thirds of each house of the Legislative Assembly votes to keep the kicker.

In November 2012, voters approved Measure 85, amending the Oregon Constitution and allocating the corporate kicker, (actual biennium revenue from corporations that exceed the Close of Session revenue forecast more than two percent) to increase K through 12 public education spending.

Lottery Funds

Revenues from the operation of the Oregon State Lottery comprise a significant source of money in the State’s budget. After the payment of prizes and operating the State Lottery, revenues are constitutionally dedicated to education, economic development, and natural resources program areas. According to the Oregon Constitution, approximately 84 percent of the total annual revenues from the sale of lottery tickets or shares shall be returned to the public in the form of prizes and net revenues benefiting the public purpose. After paying player prizes and operating expenses, the Lottery transfers the remaining revenues to the Administrative Services Economic Development Fund. The Constitution and the Legislative Assembly direct how moneys from this fund are distributed. As of July 13, 2016, the Education Stability Fund and the Parks and Natural Resources Fund receive about 33 percent of total transfers. Debt service payments, State school funding, and economic development efforts are the primary uses for the remainder.

Reserve Funds

The State has two budgetary reserve funds, the Education Stability Fund and the Oregon Rainy Day Fund that may be drawn on in the event of General Fund revenue shortfalls or economic downturns within a biennium subject to certain restrictions described below.

Education Stability Fund (“ESF”). Under the Oregon Constitution, 18 percent of the net proceeds from the State Lottery must be deposited in the ESF. The ESF retains earnings or spends them on public education. The Legislative Assembly also may appropriate other moneys or revenues to the ESF. The amount in the ESF may not exceed 5 percent of the amount that was accrued as revenues in the State’s General Fund during the prior biennium. If three-fifths of the Legislative Assembly approves, the Legislative Assembly can appropriate all or a portion of the money in the ESF for public education expenditures subject to the Governor declaring an emergency or the Legislative Assembly finding that at least one of the following conditions exists: (i) General Fund moneys in the next biennium will be at least three percent below current biennium appropriations; (ii) non-farm employment has declined for two consecutive quarters in the last twelve months or (iii) General Fund revenues have dropped at least two percent below the current close of session forecast.

Rainy Day Fund (“RDF”). The 2007 Legislative Assembly authorized the establishment of the Oregon Rainy Day Fund, codified in ORS 293.144 to 293.148. ORS 293.146 provides for deposits to the RDF in an amount equal to up to one percent of the State’s General Fund appropriations for a biennium. The deposit is payable from the State’s General Fund ending balance at the end of a particular biennium. The actual amount of the deposit up to the one percent requirement will depend on the size of the State’s General Fund ending balance. Additional transfers to the RDF cannot be made if the balance in the RDF exceeds 7.5 percent of the amount of General Fund revenues collected in the prior biennium. If three-fifths of the Legislative Assembly approves, the Legislative Assembly may appropriate money from the RDF if it finds that at least one of the following conditions exists: (i) General Fund moneys in the next biennium will be at least three percent below current biennium appropriations; (ii) non-farm employment has declined for two consecutive quarters in the last twelve months or (iii) General Fund revenues have dropped at least two percent below the current close of session forecast.

The Oregon Constitution requires 18 percent of net lottery revenues be deposited in the ESF each year. Under state law, the Oregon Growth Account generally receives 5 percent of that amount.

Other Funds Revenues

A description of the largest sources of the State’s Other Funds revenue follows below.

Selective Sales and Use Taxes

Cigarette and Other Tobacco Taxes. As described above, $0.22 out of the $1.31 per pack cigarette tax goes to the general fund and $0.8564 goes towards the Oregon Health Plan. The Oregon Health Plan is the primary recipient of the cigarette tax distributed as Other Funds, with small amounts distributed to tobacco cessation programs and among cities, counties, and elderly and disabled transportation programs.

Recreational Marijuana Taxes. Oregon voters legalized recreational use of marijuana under Measure 91 and designated the OLCC as the State agency to regulate the commercial growing and selling of recreational marijuana. During the 2015 session of the Legislative Assembly, technical changes were made to Measure 91 including the way recreational marijuana is taxed. Instead of the OLCC imposing the tax at the grower level, it will now be imposed at the retail level and collected by the Department of Revenue. When recreational marijuana is sold in recreational stores, the taxes will range from 17 to 20 percent. The Legislative Assembly set the base tax rate at 17 percent; however, they made provisions under certain circumstances for cities and counties to add up to an additional 3 percent tax. The State indicated that the tax was imposed on sales after January 4, 2016. Measure 91 provides for the distribution of taxes after costs to the following: 40% to Common School Fund; 20% to Mental Health Alcoholism and Drug Services; 15% to State Police; 10% to Cities for enforcement of the Measure; 10% to Counties for enforcement of the Measurer; 5% to the Oregon Health Authority for alcohol and drug abuse prevention.

Motor Fuels Tax and Weight-Mile Tax. Oregon imposes a tax at the rate of 30 cents per gallon on the sale of gasoline and other fuels used to propel motor vehicles on the State’s highways. The Oregon Department of Transportation (“ODOT”) also assesses a weight-mile tax and road use fees on commercial vehicles that operate on public roads within Oregon. The weight-mile tax is based on the declared combination of vehicle weight and vehicle classification group. Revenues derived from the fuels tax, weight-mile tax and road use assessment fees are paid into the State Highway Fund.

Gross Receipts Business Taxes

Public Utilities. Regulated utilities operating within the State must pay in taxes up to 0.25 percent of gross operating revenues. These taxes are collected to cover the cost of utility regulation performed by the Oregon Public Utility Commission.

Employer-Employee Taxes

Employment Taxes. Employers and employees in Oregon must pay unemployment taxes. The rate of unemployment tax depends upon the balance in the Unemployment Compensation Trust Fund as of August 31 of each year, the taxable payroll, and the amount of unemployment benefits paid.

Workers’ Compensation Insurance. Oregon employers and employees also pay a workers’ compensation assessment. The Director of the Department of Consumer and Business Services determines the amount of workers’ compensation assessments.

Severance Taxes

Portions of the Eastern Oregon, Western Oregon and Other Severance taxes are paid to funds outside of the General Fund for various forest-related and other programs.

Licenses and Fees

Owners and operators of motor vehicles pay fees to ODOT for the licensing, registration, and titling of their vehicles. These moneys are dedicated to the State Highway Fund, the Student Driver Training Fund, and the Motor Vehicle Accident Fund. Another source of revenue comes from the sale of hunting and fishing licenses and tags and occupational licenses.

Other Revenues

Charges for Services. Major portions of these Other Funds revenues are collected by the Oregon University System and consist of auxiliary enterprise and service income and are displayed in the State’s comprehensive annual financial report (“CAFR”) as a proprietary fund. However, legislation passed in the 2011 and 2013 legislative sessions, removed the Oregon University System from most of the budgetary processes and approvals applicable to other agencies. Beginning with the 2013-15 biennium, the State is slated to budget for General Fund moneys appropriated to the university system and for bond issuance, but will not budget in its Other Funds for the university system. The sale of State Forest Lands and Common School Lands also provide income in this category of the CAFR, as well as revenue from veterans’ home loan repayments and retirement system contributions and, various other smaller sources.

Fines, Rents and Royalties, Bond Sales. The State collects income from State-owned properties that are leased or rented. It also collects royalties or similar returns through the Oregon University System and some loan and grant programs. Proceeds from the sale of bonds issued by the State are deposited into various program funds and accounts for disbursement to construction projects, or loan and grant programs operated by various State agencies.

Sales, Donations and Loan Repayments. The State from time to time sells State-owned properties, receives donations from various parties and receives repayments on loans made to governmental and private entities under various programs.

Federal Funds

Federal Funds are moneys received from the federal government. The Legislative Assembly may authorize receipt of Federal Funds for specific purposes. These funds must be appropriated by the Legislative Assembly and used in accordance with any restrictions placed on the funds by the federal government.

RECENT DEVELOPMENTS

2015 Legislative Session

During the 2015 Legislative Session, the Legislative Assembly adopted a balanced budget for the 2015-2017 biennium (the “Legislatively Adopted Budget” or “LAB”) as required by the State Constitution. The LAB was based on projected revenues from the State Economic and Revenue Forecast that was released on May 14, 2015 (the “May 2015 Forecast”), which forecasted General Fund resources of $17.9 billion and Lottery resources of $1.1 billion to be available in the 2015-2017 biennium. At the close of its 2015 Legislative Session, the Legislative Assembly adopted a balanced budget of approximately $18.9 billion in combined General Fund and Lottery Fund expenditures.

Other Actions of the 2015 Legislative Session. During the 2015 Legislative Session, the Legislative Assembly enacted Senate Bill 501 (Oregon Laws 2015, chapter 840) which, among other things, shifts certain revenue previously planned to accrue to Other Fund accounts to the General Fund for general governmental purposes in the 2015-2017 biennium. These one-time transfers increased General Fund revenues for the 2015-2017 biennium by $154.1 million. The largest single transfer is $120 million from the Public Employees Revolving Fund, which represents reserves accumulated by the Public Employees’ Benefit Board Stabilization Fund in excess of the target level set by the State’s Public Employees’ Benefit Board (“PEBB”) actuary which accumulated as a result of PEBB’s management of health care costs.

2016 Legislative Session

The 2016 Legislative Session began on February 1, 2016 and adjourned on March 3, 2016. Actions that the Legislative Assembly took during the 2016 Legislative Session included revising, as necessary, the balanced budget for the 2015-2017 biennium. The omnibus budget reconciliation bill, Senate Bill 5701 (Oregon Laws 2016, Chapter 82, referred to herein as “SB 5701”), implemented a statewide budget rebalance plan that addressed changes in projected revenues and expenditures since the close of the 2015 Legislative Session. The net effect to the overall 2015-2017 budget was a $90.0 million increase in General Fund expenditures and a $43.7 million increase in Lottery Fund expenditures.

During the 2016 Legislative Session, the Legislative Assembly adjusted the 2015-2017 budget (the “Legislatively Approved Budget”) based on available resources as projected in the State Economic and Revenue Forecast that was released on February 10, 2016 (the “March 2016 Forecast”). The combined General Fund and Lottery Fund expenditures in the 2015-2017 Legislatively Approved Budget, including the effects of the 2016 Legislative Session, total $19.0 billion and are primarily divided among education, human services, public safety, judicial, natural resource, administration, and other agencies and program areas. The State Economic and Revenue Forecast that was released on June 3, 2016 (the “June 2016 Forecast”) projected a General Fund ending balance for the 2015-2017 biennium of approximately $261.8 million, which includes the effects of actions taken during the 2016 Legislative Session.

As presented in the June 2016 Forecast, as of the end of the 2015-2017 biennium, the ending balance of the Rainy Day Fund is projected to be $387.6 million and the ending balance of the ESF is projected to be $381.6 million. The projected ending balance of the ESF reflects the net available amount in the ESF, exclusive of funds held in the Oregon Growth Account that may be illiquid. There are no scheduled withdrawals out of either the ESF or the Rainy Day Fund for the 2015-2017 biennium. These projected ending balances are based upon information available at the time of preparation of the June 2016 Forecast and upon certain assumptions set out in the Forecast.

Other Actions of the 2016 Legislative Session. House Bill 5202 (Oregon Laws 2016, Chapter 66, referred to herein as “HB 5202”) authorized an additional $86.2 million in general obligation bonds to be paid from the General Fund, $3.2 million in general obligation bonds to be paid from Other Funds and $11.3 million in lottery revenue bonds for the 2015-2017 biennium. The largest projects authorized by HB 5202 were $30.5 million for repairs and improvements to the Oregon Capitol Building and $20.3 million to complete the implementation of the Department of Transportation State Radio Project.

Revenue and Economic Information

According to the June 2016 Forecast, the State’s Office of Economic Analysis (“OEA”) projects General Fund revenues to be $18.0 billion for the 2015-2017 biennium. This represents an increase of approximately $17.3 million from the March 2016 Forecast and an increase of approximately 11.9% from General Fund revenues for the 2013-2015 biennium.

General Fund revenues projected for the 2015-2017 biennium take into account a personal income tax kicker credit of an estimated $402 million from the prior biennium, issued in the form of a credit on 2015 income tax returns. Personal income tax payments for the 2015 tax year must have been paid by April 15, 2016, to avoid interest charges, but certain taxpayers, such as those that are self-employed, make quarterly estimated payments. Consequently, the personal income tax kicker credit from the 2013-2015 biennium kicker causes state tax receipts to be reduced in fiscal years 2016 and 2017. The June 2016 Forecast projects corporate tax revenues in the 2015-2017 biennium to exceed the 2% kicker threshold by $10.4 million, generating a kicker amount of $32.3 million.

As of July 13, 2016, General Fund revenues had been tracking very closely to expectations for the 2015-2017 biennium and the outlook for revenue growth for the 2017-2019 biennium had become stronger. However, OEA noted in its June 2016 Forecast that existing rates of growth were not sustainable indefinitely. As the economy reaches full employment, growth is expected to transition to a more sustainable level. Over the 10-year forecast horizon, Oregon is expected to face considerable downward pressure on revenue growth as the baby boomer population works less and spends less.

Lottery revenues in the June 2016 Forecast for the 2015-2017 biennium were expected to total approximately $1.2 billion, $37.2 million more than projected in the March 2016 Forecast. The projection of lottery revenues had increased as a result of recent gaming sales being very strong. However, the forecast for future biennia had been lowered as the Cowlitz Tribe casino, scheduled to open in spring 2017, had been included in the outlook for the first time. The combined General Fund and Lottery Fund revenues were projected to be $19.2 billion in the 2015-2017 biennium.

In its June 2016 Forecast, the OEA noted that Oregon continued to see economic growth. Job gains were outpacing the typical state as were wages for Oregon workers. The State’s economy was quickly approaching full employment, a milestone that had not been seen since 2000. Underemployment, or those involuntarily working part-time in Oregon was back to pre-2008 rates. Given the ongoing economic strength in Oregon, the economic outlook was raised relative to recent forecasts. As of July 13, 2016, the State expected to maintain these rates of growth through the end of 2017 before longer-run demographics weigh on the outlook. The OEA projected statewide employment growth of 3.5 percent for calendar year 2016, 3.0 percent for calendar year 2017, and 2.0 percent for calendar year 2018. The forecast for personal income growth was 5.5 percent in calendar year 2016 and 6.5 percent in calendar year 2017. Oregon’s unemployment rate was expected to be fairly stable at 4.9 percent in calendar year 2016 and 5.1 percent in calendar year 2017.

The next State Economic and Revenue Forecast was expected to be released on or about September 14, 2016. If a decrease in projected revenues is forecast and the General Fund budget is not balanced based on estimated revenues in the forecast, Oregon law requires the Governor or the Legislative Assembly to take action to rebalance the budget prior to the end of the biennium.

During the biennium, agencies and the DAS Chief Financial Officer monitor expenditures through the quarterly allotment process. The Governor may further administratively reduce expenditure authority for state agencies through the allotment process. Additionally the Legislative Assembly may rebalance the budget during a special Legislative Session, when necessary.

Effects of General Economic Situation and Federal Government Actions. As described herein, economic conditions have had, and may continue to have, significant effects on the finances and operations of the State and its revenues and no assurance can be given that further impacts will not occur. Federal statutory and regulatory changes, administrative rulings, interpretations of policy, determinations by fiscal intermediaries and funding restrictions, whether taken as part of federal budgetary actions, including the series of automatic federal deficit resolution spending cuts commonly known as sequestration, or otherwise, may reduce funds available for, or increase costs of State programs. At the same time, the federal government may maintain or increase the responsibilities of the State in certain areas, notwithstanding reductions in federal funding for such activities. The State had indicated that it is difficult to predict the occurrence of such economic or federal government changes or the potential effect on the finances and operations of the State and its revenues until the extent and duration of such changes are known.

Minimum Wage Increases

In the 2016 Legislative Session, the Legislative Assembly passed SB 1532, which is effective as Oregon Laws 2016, Chapter 012. Beginning July 1, 2016, Oregon’s minimum wage is to increase from the rate of $9.25 per hour incrementally through June 30, 2023, with the rate determined by geographical region.

After June 30, 2023, the base rate will be adjusted for inflation, with the Portland rate set $1.25 above the base and the nonurban county rate set $1.00 below the base. The State estimates that the increases in the wages of State employees is expected to result in direct personal services cost to the State of approximately $33,000 to $99,000 in 2015-2017 and $48,000 to $340,000 in 2017-2019, compared to the State budget for personal services in 2015-2017 of $7.2 billion. Although the minimum wage increase does not directly affect state income tax revenue, the State estimates the total increase in general fund revenues based on an increase in overall wage and salary income in the State will gradually equalize over time as employers shift to labor-saving technologies.

Initiatives, Referendum and Referrals

The Oregon Constitution, Article IV, Section 1, reserves to the people of the State (1) the initiative power to amend the Oregon Constitution or to enact State legislation by placing measures on the statewide general election ballot for consideration by the voters and (2) the referendum power to approve or reject at an election any act passed by the Legislative Assembly that does not become effective earlier than 90 days after the end of the legislative session. The Legislative Assembly may also refer an act to the voters for approval or rejection.

Initiative Petition to Change Oregon Corporate Tax

An initiative petition to amend Oregon’s corporate minimum tax statute (ORS 317.090) has qualified for the Oregon general election ballot in November 2016 (“IP 28”). Under IP 28, certain corporations (including C-corporations and S-corporations) and partnerships with annual sales of less than $25 million would be taxed at the current corporate minimum of $150. However, for C-corporations with sales greater than $25 million, a new tax rate of 2.5% is imposed on sales above $25 million. The new tax rates do not apply to public benefit corporations. If passed, IP 28 would be effective for the 2017 corporate tax year.

If approved by voters in November 2016, IP 28 is expected to substantially increase revenue available to the State. According to Research Report #3-16, released by the Oregon Legislative Revenue Office in May 2016 (the “LRO Report”), IP 28 is estimated to generate $547 million in new revenue for the 2015-2017 biennium, and approximately $6 billion in each of the following two biennia (2017-2019 and 2019-2021).

IP 28 provides that all of the revenue generated from the increase in tax created by the petition is to be used to provide additional funding for public early childhood and kindergarten through twelfth grade education, health care and services for senior citizens.

The State cannot predict whether IP 28 will be approved by the voters. According to the LRO report, it is difficult to calculate the economic effects of the proposed tax change because of the potentially large increase in revenue and its concentrated impact on a small number of corporate tax filers.

PENSION AND POST EMPLOYMENT BENEFITS

The State is one of many participants in the statewide Oregon Public Employees’ Retirement System (“PERS” or “System”). The State participates in three retirement pension benefit programs provided through PERS and three retirement health care benefit programs (two provided through PERS and one provided by PEBB).1 Most public employers in Oregon, including State government employers, participate in PERS. Benefits provided through PERS are paid from the Oregon Public Employees’ Retirement Fund (“OPERF”). The Public Employees’ Retirement Board (the “PERS Board”) administers PERS and is responsible for setting policies and for providing administrative direction to PERS.

System Pension Programs

The three PERS pension programs are composed of two defined benefit programs and one program that has features similar to a defined contribution plan. In a defined benefit plan, the investment risk for the plan assets is borne by the employer. In a defined contribution plan, the investment risk for the plan assets is borne by the employee. A combination of participating employer contributions (determined by the PERS Board based

[1]	Members of the Oregon state judiciary participate in the Judge Retirement Program, a separate pension benefit program under PERS. Employer contributions for the Judge Retirement Program are paid from the State General Fund.

upon the results of actuarial valuations), investment earnings and employee contributions (determined by statute, as of July 13, 2016, 6 percent of salaries and 7 percent for judges) fund these pension programs.

Employees hired before January 1, 1996 are known as “Tier 1” participants. The retirement benefits applicable to Tier 1 participants are based primarily on a defined benefit model. Employees hired on or after January 1, 1996 and before August 29, 2003 are known as “Tier 2” participants. The Tier 2 program also provides a defined benefit but with lower expected costs to employers than under the Tier 1 benefit program. Employees hired on or after August 29, 2003 are participants in a successor retirement program to the Tier 1 and Tier 2 retirement programs (the “T1/T2 Pension Programs”) known as the Oregon Public Service Retirement Plan (“OPSRP”).

PERS also offers a program that has features similar to a defined contribution benefit known as the Individual Account Program (“IAP”). Effective January 1, 2004, active Tier 1, Tier 2 (T1/T2) and OPSRP employees became members of the IAP. Tier 1 and Tier 2 employees retain their existing T1/T2 Pension Program account, but the IAP account receives any future member contributions.

System Pension Plan Asset and Liabilities Valuations

Oregon statutes require an actuarial valuation of the System by a competent actuary at least once every two years. Under current practice, actuarial valuations are performed annually, but only valuations as of the end of each odd-numbered year are used to determine annual required employer contribution rates. Valuations are released approximately one year after the valuation date. The PERS current actuary, Milliman, Inc. (“Milliman”) replaced the prior actuary, Mercer (US), Inc. in January 2012.

The PERS actuary released its December 31, 2011 valuation for the System (the “2011 System Valuation”) on October 26, 2012, its December 31, 2012 valuation for the System (the “2012 System Valuation”) on December 13, 2013, its December 31, 2013 valuation for the System (the “2013 System Valuation”) on September 29, 2014 and its December 31, 2014 valuation for the System (the “2014 System Valuation”) on November 12, 2015. The 2011 System Valuation, the 2012 System Valuation the 2013 System Valuation, and the 2014 System Valuation include actuarial valuations for the T1/T2 Pension Programs and OPSRP. In connection with the T1/T2 Pension Programs, the State is pooled with certain local governments and community college districts (the “State and Local Government Rate Pool” or “SLGRP”). Because OPSRP’s assets and liabilities are pooled on a program-wide basis, the State is pooled with all Oregon local governments in connection with OPSRP.

The PERS actuary released the State’s individual 2011 valuation report as of December 31, 2011 (the “2011 State Valuation”) on September 28, 2012, the State’s individual 2012 valuation report as of December 31, 2012 (the “2012 State Valuation”) on December 27, 2013, the State’s individual 2013 valuation report as of December 31, 2013 (the “2013 State Valuation”) on October 2, 2014, and the State’s individual valuation report as of December 31, 2014 (the “2014 State Valuation”) on November 13, 2015. These annual valuation reports provide the State’s portion of the unfunded actuarial liabilities of the SLGRP and OPSRP based on the State’s proportionate share of SLGRP and System covered payroll, respectively, as of the valuation date.

An employer’s unfunded actuarial liability (“UAL”) is the excess of the actuarially determined present value of the employer’s benefit obligations to employees over the existing actuarially determined assets available to pay those benefits.

State of Oregon Share of PERS

State Pension Plan Asset and Liabilities

For the T1/T2 Pension Programs, the State’s portion of PERS’ assets and liabilities is based upon the State’s proportionate share of the SLGRP’s covered payroll (as of December 31, 2014, approximately 50 percent)

and reflects proceeds from the State pension bonds issued in October 2003 in the aggregate principal amount of $2.1 billion (the “State Pension Bonds”). For OPSRP, the State’s proportionate share is based upon the State’s share of total System covered payroll (as of December 31, 2014, approximately 29.57 percent). The State’s proportionate liability may increase if other participants fail to pay their full employer contributions.

State Employer Contribution Rates

At the end of each odd-numbered year, actuarial valuations determine the employer contribution rates that are officially set by the PERS Board. Pursuant to Oregon Revised Statutes 238.225, all employers participating in PERS are required to make their contribution to PERS based on the employer contribution rates set by the PERS Board.

Other Post-Employment Benefits

In addition to pension benefits provided through PERS, the State provides health care benefits (medical, vision and dental) through two PERS health insurance programs and through PEBB. At the time of retirement, State employees can choose whether to obtain post-employment benefits through PERS or through PEBB. Approximately 57,489 retirees received health care benefits through PERS health insurance programs and approximately 1,475 retirees receive health care benefits through PEBB.

PERS-Sponsored Retirement Health Insurance Account Plan (“RHIA”)

Retirees who receive pension benefits through the T1/T2 Pension Programs and are enrolled in certain PERS-administered health insurance programs may receive a subsidy towards the payment of health insurance premiums. ORS 238.420 established the Retirement Health Insurance Account program under which qualified retirees may receive a subsidy for Medicare supplemental health insurance of up to $60 per month towards the cost of their health insurance premiums. The State’s employer contribution rate for the RHIA program for the 2015-17 biennium is 0.53 percent of payroll and is a component of the estimated State blended employer contribution rate of 10.36 percent for the 2015-17 biennium. As of December 31, 2014, the RHIA program had an unfunded actuarial liability of approximately $72.5 million representing a funded ratio of approximately 84.5 percent, of which $21.4 million is allocable to the State.

PERS-Sponsored Retiree Health Insurance Premium Account Plan (“RHIPA”)

Another subsidy is available to pre-Medicare-age State retirees through the Retiree Health Insurance Premium Account plan. On or before January 1 of each year, the PERS Board calculates the average difference between the health insurance premiums paid by retired State employees under contracts entered into by the PERS Board and health insurance premiums paid by State employees who are not retired. RHIPA authorizes payment of this average difference to qualified retired State employees. The State’s employer contribution rate for the RHIPA program for the 2015-17 biennium is 0.44 percent of payroll and is a component of the estimated State blended employer contribution rate of 10.36 percent for the 2015-17 biennium. As of December 31, 2014, the RHIPA program had an unfunded actuarial liability of approximately $63.3 million, representing a funded ratio of approximately 10.2 percent, all of which is allocable to the State.

PEBB Retiree Health Insurance Benefit Plan

In addition to the explicit pension and health care benefits provided to retired State employees through PERS, the State provides an implicit rate subsidy for health care benefits (medical, vision and dental) through PEBB to approximately 1,474 retirees who do not receive health care benefits through PERS and are not yet eligible for Medicare. This PEBB’s rate subsidy is considered a State obligation for accounting purposes to comply with OPEB standards (GASB 43 and GASB 45). The PEBB OPEB obligation exists because the State is providing an implicit rate subsidy to retirees to purchase health care through the PEBB at the same premium amount as active employees.

On June 20, 2012, the State’s actuary for PEBB released an actuarial valuation as of July 1, 2011 (the “2011 PEBB Valuation”) for purposes of complying with the OPEB standards. The valuation was prepared using the Entry Age Normal actuarial cost method, an amortization period of 30 years, and an assumed discount rate of 3.5 percent. The State’s unfunded actuarial accrued liability in the 2011 PEBB Valuation for post-employment benefits provided through PEBB was estimated at $154.7 million. However, there is no contractual obligation for this pool health care program, but is being recorded in the Valuation as a means to comply with OPEB standards.

For fiscal year 2013, the ARC for post-employment benefits provided through PEBB, was $20.9 million, plus interest on the net OPEB obligation of $2.3 million, less the ARC adjustment of $4.3 million. Because the State pays the PEBB OPEB benefit on a pay-as-you-go basis, the net OPEB obligation reported at the end of fiscal year 2013 in the State’s financial statements was $75.1 million.

DEBT AUTHORITY AND BOND ISSUANCE

Administration

Oregon law authorizes the State Treasurer to coordinate the issuance of all State of Oregon bonds. The Treasurer reviews and approves the terms and conditions of bond sales and issues all bonds for State agencies. By centralizing this authority, the agencies for which bonds are issued are encouraged to plan their offerings well in advance and to work together to obtain the most favorable market reception. In addition, the uniform approach permits greater control of the State’s overall debt position, allowing the Treasurer to address the interests and concerns of the financial community and rating agencies as well as those of the State agencies.

The State Treasurer advises the Governor on the total biennial bonding level for State agency programs in the development of the Governor’s recommended budget. The Legislative Assembly authorizes bonds to be issued for each agency’s program in the “biennial bonding bill”. The Governor’s recommended budget includes requests by agencies for bonds to fund their capital project needs, as well as agencies’ grant and loan programs. The Legislative Assembly reviews each program request and approves what it determines to be an appropriate level of issuance in the biennial bonding bill.

The State generally issues four types of “long-term” financing obligations: general obligation bonds, appropriation obligations, direct revenue bonds and conduit revenue bonds. The State also may issue full faith and credit short-term borrowings, known as “Tax Anticipation Notes.” The Treasurer approves financing agreements, including lease purchase agreements, installment sales agreements and loan agreements to finance real or personal property and approves certificates of participation with respect to the financing agreements. The principal amount of such financing agreements is treated as bonds subject to the biennial bonding bill.

Prior to the issuance of bonds, agencies typically submit reports to the State Treasurer that project future cash flows, the agency’s ability to meet future debt service, and the agency’s historical performance on payments and delinquencies. Agencies must also provide cash flow projections and other requested information to the State Treasurer on a periodic basis. Agency bond programs may be audited annually with the audit results published as soon after the audit as possible.

Capital Needs and Budget Process

Oregon law requires the Governor’s budget to include capital construction needs for a minimum of six years. Prior to the biennial preparation of the Governor’s recommended budget, agencies submit their projected capital needs for the upcoming biennium and for the two subsequent biennia. These requests are evaluated and placed in the Governor’s recommended budget under one of two categories: capital improvements (less than $1,000,000) or major construction and acquisition projects (greater than $1,000,000). The capital improvement projects are included in agency operating budget appropriation bills. The major construction and acquisition projects are approved by the Legislative Assembly in the biennial bonding bill.

Authorization

The Oregon Constitution generally prohibits state government from incurring any indebtedness that exceeds $50,000. Consequently, all general obligation bonds are authorized by an amendment to the Oregon Constitution that has been approved by Oregon voters and that permits bonds to be issued as an exception to the constitutional debt limit.

General Obligation Bonds

The amount of general obligation bonds that may be issued is usually expressed in the Constitution as a percentage of the statewide property value. The general obligation bond programs are also subject to legislative direction. The Legislative Assembly may place limits on general obligation bond programs that are more restrictive than those approved by the voters.

The State’s general obligation debt is secured by a pledge of the full faith and credit and statutory taxing power of the State of Oregon. In addition to any revenues from the program for which the bonds are issued, general obligation bonds may be paid from any undedicated and unrestricted moneys of the State. A property tax, where authorized by the Oregon Constitution, may also be levied to pay some general obligation bonds, although the State has not levied such a tax to pay any bonds in many years.

As of July 13, 2016, there are 17 constitutionally authorized general obligation bond programs. Although each of these programs may draw on the State’s General Fund or other taxing authority, many of the programs are fully self-supporting from program or other revenue streams.

The following active general obligation bond programs are primarily supported by the State’s General Fund: Higher Education Facilities and Community College Bonds, Pollution Control Bonds, Oregon Opportunity Bonds, Seismic Rehabilitation Bonds for Public Education and Emergency Services Buildings, and a portion of the Pension Obligation Bonds and State Property Bonds. Additionally, the Oregon Constitution authorizes the State to incur indebtedness to provide funds to school districts through the Department of Education to assist in financing capital costs of school districts.

The following general obligation bond programs are either partially or fully self-supporting: Veterans’ Welfare Bonds, Higher Education Facilities Bonds, Pollution Control Bonds, Water Resources Bonds, Elderly and Disabled Housing Bonds, Alternate Energy Bonds and a portion of the Pension Obligation Bonds and State Property Bonds.

In addition to the general obligation bond programs described above, the Oregon Constitution authorizes the State Treasurer to pledge the full faith and credit of the State to guarantee the general obligation bonds of Oregon’s common or union high school districts, education service districts or community college districts. The State guarantees outstanding school district bonds of approximately $3.2 billion under this program and, as of July 13, 2016, had not issued any bonds under this authorization.

Tax Anticipation Notes

ORS 286A.045 authorizes a short-term, full faith and credit, borrowing program for the State through the issuance of Tax Anticipation Notes (“TANs”). The State may borrow and issue notes in anticipation of the collection of State taxes and revenues to be received during a biennium. The notes typically mature within 13 months. They are not considered debt within the meaning of any Constitutional prohibition because they mature and are repaid within a biennium. If the State General Fund or other available revenues are insufficient to pay the TANs, the State Treasurer may use internal borrowing to make any required payment.

Appropriation Credits

The State also issues appropriation credits that are special limited obligations of the State payable solely from funds appropriated or otherwise made available by the Legislative Assembly. The obligation of the State to provide appropriated moneys and to pay those borrowings is subject to future appropriation by the Legislative Assembly for the fiscal period in which payments are due.

Certificates of Participation. Under Oregon law (ORS 283.085 to 283.092), the State is authorized to enter into financing agreements to finance real and personal property projects for State agencies using certificates of participation. Each certificate represents an interest in and right to receive a portion of loan payments made by the State to a trustee for the certificate holders. The State’s obligation to make the loan payments is subject to appropriation by the Legislative Assembly of the payment amounts each biennium. In some cases, the State’s repayment obligation is also secured by a pledge of certain projects financed by the certificates as collateral. Following voter approval of an amendment to the Oregon Constitution in 2010 that authorizes the State to issue general obligation bonds to finance real and personal property projects under Article XI-Q of the Oregon Constitution, the State expects to use this Certificate of Participation authority on a more limited basis.

Direct Revenue Bonds

State revenue bond programs operate under statutory authority from the Legislative Assembly. Each program is fully self-supporting, and has no general obligation backing from the State. The Legislative Assembly, however, could provide a funding stream if program revenues were insufficient to support debt service payments. The Legislative Assembly normally limits revenue bonds to a specific dollar amount.

The following are active revenue bond programs authorized by the Legislative Assembly: State Highway User Tax Bonds, Lottery Revenue Bonds, Oregon Bond Bank Revenue Bonds, and Single-Family and Multifamily Revenue Bonds.

Conduit Revenue Bonds

The State has three authorized and active conduit or “pass-through” revenue bond programs consisting of the Oregon Facilities Authority, Industrial and Economic Development Revenue Bonds, and Housing Development Revenue Bonds. The Legislative Assembly has authorized these conduit revenue bond programs, and pursuant to that authority the State is the issuer of the bonds. The bonds are repaid only from revenues generated by the projects financed or from other sources available to a borrower. The State has no financial obligation for these bonds and bondholders have no recourse against the properties, funds or assets of the State.

LITIGATION

Members of the public and advocacy groups from time to time assert that they intend to file a legal action against the State challenging certain programs, laws or actions that the State or its officers or agencies have taken. Because the State cannot be certain as to whether such actions will actually be filed, the legal assertions that may be made in a potential action or the remedy sought in terms of the amount of damages or performance requested of the State, the State includes as threatened litigation only situations in which the State is engaged in active settlement negotiations with a person or advocacy group in order to pre-empt filing of a lawsuit.

The State discloses only pending or threatened litigation which the State has determined may have a materially adverse impact on the State’s financial position in relation to the obligations offered for sale. In connection with bonds offered by the State as of July 13, 2016, the State indicated that it considered litigation to be material where the damages or performance sought has a reasonable probability of imposing liability of $50 million or more against the State’s General Fund.

Community Mental Health Investigation

The State is engaged in discussions with the United States Department of Justice (“USDOJ”) concerning the State’s community mental health programs. The USDOJ has investigated whether the State’s programs comply with the federal Americans with Disabilities Act (“ADA”). In November 2012, the State and the USDOJ entered into a four-year agreement, under which the State agreed to, among other things, share data and discuss system gaps and outcome measures that could be adopted by the State. The State and the USDOJ are in year four of the four-year term. The parties are negotiating the terms of a plan with performance outcome measures, which would be used to measure future improvements to mental health services in Oregon. This proposed plan would extend the time for performance to July 2019. The State expects that if the USDOJ were to subsequently determine that there are violations of federal law, the USDOJ would issue written findings that specify the nature of any violations, and the State would then be in a better position to estimate the costs to remedy any asserted violations. In the last two biennia, the State has increased its investments in community mental health services by tens of millions of dollars, and the costs of further changes to the State’s community mental health programs imposed as a result of this process could reach or exceed $50 million.

Claims Against the State of Oregon Exceeding $50 Million

Disability Rights Oregon v. ODOT

Disability Rights Oregon (“DRO”) has filed a lawsuit against Oregon Department of Transportation (“ODOT”) alleging that ODOT has failed to comply with the requirements of the ADA in its road resurfacing projects since January 1992. DRO alleges that ODOT has erroneously interpreted the ADA by not including curb ramps to provide access for persons with disabilities on many projects, and that ODOT has generally failed to make the State roadway system accessible in the way the ADA requires with respect to curb ramps and pedestrian signals. ODOT disputes liability and is engaged in discussions with DRO to explore settlement. Were DRO to fully prevail in the litigation, costs to comply with the injunction may exceed $125 million, and would be expended over several biennia. It is likely the costs to remedy any non-compliance with the ADA would be paid from the State’s Highway Fund, instead of the General Fund.

Forest Management Rules Challenge

On March 10, 2016, Linn County filed a complaint for a class action lawsuit against the State regarding the rules under which timber is harvested on State forest lands. The county claims that a 1998 rule adopted by the State’s Department of Forestry breaches a statutory contract between the State and the counties under which the State received donations of forest lands from the counties. The State has managed the lands pursuant to forest management plans that the counties allege have reduced the revenues paid to counties because of conservation measures. On behalf of the putative class, the county seeks to recover lost revenues of approximately $528.6 million since 2001, plus interest on that amount of approximately $25.6 million, and future damages of $881 million. The class on whose behalf the county has filed suit would, if certified, consist of 15 counties and 130 government taxing districts that share or receive revenues for the State forest lands. It is too early for the State to estimate the actual liability that might be imposed due to the lawsuit, but the State plans to vigorously defend against the lawsuit.

Suit related to Video LotterySM

A player of Video LotterySM poker filed a lawsuit alleging that the Oregon State Lottery (the “Lottery”) misled players into believing they had the best chances of winning certain video poker games if they used an automatic feature that suggests which cards to hold. The lawsuit was filed against the Lottery and several manufacturers of its game, purportedly on behalf of other individuals who played certain Video LotterySM poker games between 2008 and 2013. The lawsuit alleged that the class suffered damages in an amount not less than $134 million. The Multnomah County judge dismissed the lawsuit. The plaintiff has appealed. The State continues to believe that the assertions in the lawsuit are without merit, and is vigorously defending the appeal. Briefing in the Court of Appeals is complete, and oral argument is scheduled for August 26, 2016.

Cover Oregon

In 2011, the State hired a private contractor, Oracle America, Inc. (“Oracle”), both to modernize its social services systems and to develop a health insurance exchange website through which Oregonians would shop for and obtain the insurance coverage required in the federal Affordable Care Act. In early 2013, the State transitioned the development of the health insurance exchange website to “Cover Oregon,” a statutorily-created public corporation charged with implementing the health insurance exchange. On October 1, 2013, when the website was scheduled to be fully operational for the public, it did not work. Despite further efforts, and the fact that the State and Cover Oregon paid more than $240,000,000 for Oracle products and services, the website was never able to be launched to the public. On April 25, 2014, the Cover Oregon Board voted to move to the federal health insurance exchange website for certain services. In November 2014, Cover Oregon completed the transition to the federal website. In addition, the State’s project to modernize its social services systems was also placed on hold in 2013.

As a result of the failure of the website to become fully functional and the failure of the modernization of the social services systems, the State and Cover Oregon have sued Oracle in state court setting forth multiple claims for relief, and Oracle has filed counterclaims. In addition, Oracle has sued Cover Oregon and the State in federal court claiming breach of contract and copyright violations. The Legislative Assembly dissolved Cover Oregon effective June 30, 2015, and the State by and through the Department of Consumer and Business Services (“DCBS”) has substituted for Cover Oregon in the litigation with Oracle. In December 2015, the federal court dismissed DCBS, as successor to Cover Oregon, from the lawsuit, and denied the State’s motion to dismiss the claim against it. Both of those decisions have been appealed and the federal litigation is stayed pending appeal. The State’s opening brief has been filed and Oracle’s response was due on July 12, 2016. The state court litigation is ongoing and the court set January 2017 for the start of a 12-week trial.

Oracle has filed another lawsuit in state court against the State for specific performance of a purported settlement of all the above-described litigation involving Oracle and the State. Oracle alleges that in October 2015 the State agreed to settle all of the claims against Oracle for a credit of approximately $25 million for Oracle goods and services, and a technology education program.

Oracle has also filed a complaint for a writ of mandamus in the federal district court in Washington DC against the Secretary of the U.S. Department of Health and Human Services. Oracle has asked the court to compel the Secretary to order the State to dismiss or stay all litigation against Oracle because, Oracle alleges, the State’s lawsuit is preempted by federal law and the Secretary has a duty to investigate the State and its contractors.

If the State does not prevail in the litigation, it is possible that money will be owed to Oracle, including at least $23 million that Oracle claims Cover Oregon has not paid. Further, Oregon’s health exchange is the subject of federal inquiries: the U.S. Government Accountability Office is investigating the development of health insurance exchanges by a number of states, including Oregon; several Congressional committees have issued document requests, requested written answers to questions and held hearings regarding the investigation of health insurance exchanges, including Oregon’s; and the United States Grand Jury for the District of Oregon issued subpoenas to the State and Cover Oregon in connection with an investigation into the use of federal grant funds on the health insurance exchange project. It is possible that the federal government could determine that certain expenditures for Oregon’s health insurance exchange were improper. If that occurs, it is possible the federal government may seek repayment from the State for any disallowed amounts, up to the full amount the federal government paid the State, approximately $300 million. It is too early, however, to predict what the investigation will find, if the federal government would take any action as a result of the investigations, or the nature of any action the federal government might take.

Foster Home Cases

Complaints were filed against the State’s Department of Human Services, and a number of its employees, on behalf of at least eighteen children who were placed in the foster homes of two separate couples between 2007 and 2012. One of the cases originally sought treble damages that could have exceeded $50 million. That case has been settled for a payment of $15 million by the State. In the remaining case, plaintiffs allege that the children were starved, isolated and physically, mentally, and emotionally abused by the foster care providers. Plaintiffs seek awards for damages based on abuse of a vulnerable person that may be trebled to over $50 million, as well as additional economic and noneconomic damages and an award of attorney fees and costs. If the case is not settled for a lower amount, the State cannot predict whether the amount of damages that may ultimately be awarded in the case could exceed $50 million. It is likely, however, that if the plaintiffs prevail, some or all of the damages awarded by the court would be paid from the State’s Insurance Fund (a self-insurance fund).

Tobacco Cases

The State and Philip Morris, Inc. (“Philip Morris”), together with a number of other states and U.S. territories (the “Settling States”) and tobacco manufacturers, are parties to a Master Settlement Agreement (the “MSA”). Under the terms of the MSA, the State expects to receive periodic payments from the tobacco manufacturers that will total approximately $2 billion between the settlement date and the year 2025. Separate tort actions were filed in the State circuit court against Philip Morris on behalf of two decedents claiming their deaths from tobacco-related causes were due to the actions of Philip Morris. The plaintiffs prevailed in the trial court. The estate of Williams was awarded approximately $80 million in punitive damages. The estate of Schwarz was awarded approximately $100 million in punitive damages.

Under the statute in effect when the judgments were entered, the Oregon Department of Justice was entitled to 60 percent of all punitive damages awards. Philip Morris appealed the punitive damages awards in both cases to the Oregon appellate courts and the United States Supreme Court. The appellate courts upheld the awards through several appeals. Philip Morris paid the Williams judgment in February 2012, and has not sought an offset against MSA payments that have come due since then, nor has it indicated it intends to seek such an offset in the future. The amount of damages in the Schwarz case was reconsidered in the trial court and reduced to $25 million. Philip Morris then appealed the reduced judgment to the Oregon Court of Appeals. The Court of Appeals upheld the judgment and Philip Morris petitioned for review to the Oregon Supreme Court. The petition was denied. Philip Morris subsequently filed a petition with the United States Supreme Court which was recently denied. Phillip Morris paid the Schwarz judgment in June 2016.

Non-participating Manufacturer Claims

The MSA contains a number of payment adjustment mechanisms. The non-participating manufacturers’ adjustment reduces the annual payments required of the manufacturers participating in the MSA (“Participating Manufacturers” or “PMs”) when the following three conditions are met: (1) loss of market share by the PMs, (2) a finding by economic consultants that the MSA was a significant factor in the PMs’ market share loss, and (3) a finding that the Settling State in question did not enact or diligently enforce model escrow legislation required by the MSA.

As of July 13, 2016, the first two conditions have occurred for payment years beginning in 2003. As a result, the PMs have paid part of their annual payments into a disputed payment account. Between 2006 and 2016, Oregon had received approximately 8 to 15 percent less in each year than its anticipated payment of approximately $75 million to $90 million. It is possible that the PMs will withhold more from the State’s payments in the future.

Oregon participated in a nationwide arbitration regarding whether the State “diligently enforced” its model escrow legislation during calendar year 2003. In September 2013, the arbitration panel ruled that Oregon had satisfied its diligent enforcement obligation and was entitled to its entire payment for 2003. Oregon received the remainder of its 2003 payment in April 2014. The State is engaged in an arbitration with the PMs regarding whether it “diligently enforced” its model escrow litigation during the calendar year 2004. If the arbitration panel determines that the State did not diligently enforce its model escrow statutes during 2004, the full amount of the yearly payment at issue could be deducted by the PMs from the next annual payment that the State is scheduled to receive.

Potential Superfund Site Liability

Two State agencies are participating in a confidential, non-judicial mediation process that is expected to result in an allocation of costs associated with the investigation and cleanup of sediment contamination in the Portland Harbor, a 10-mile stretch of the lower Willamette River area that the U.S. Environmental Protection Agency (the “EPA”) has listed as a Superfund site under the federal Superfund law (“CERCLA”). Over 200 parties, private companies and public entities, may eventually be found liable for a share of the costs related to investigation and clean-up of the Portland Harbor Superfund Site.

The Oregon Department of Transportation (“ODOT”) and the Oregon Department of State Lands (“DSL”) have received General Notice Letters from the EPA informing them that the State, by and through those agencies, is a potentially responsible party (“PRP”) under CERCLA for cleanup costs at the site. The EPA’s letter to ODOT asserts that ODOT may incur CERCLA liability for hazardous substances in stormwater draining into the Portland Harbor from ODOT-owned highways and bridges. As to DSL, the EPA’s letter charges that the State, through DSL and the State Land Board, is a PRP because of releases of hazardous substances by third-parties on submerged and submersible leased lands owned by the State and administered by DSL.

The EPA will decide on a final cleanup plan for the Portland Harbor Superfund site in a document called the Record of Decision (“ROD”), which is scheduled to be published in December 2016. On June 8, 2016, the EPA issued a preliminary cleanup remedy (the “Proposed Plan”), which the EPA estimates will cost $746 million to implement. After a 60-day public comment period on the Proposed Plan, the EPA will respond to comments and work on finalizing the December 2016 ROD. The EPA will demand that the potentially liable parties participating in the mediation process accept responsibility to fund the final cleanup plan. If the mediation culminates in a funding proposal acceptable to the EPA, the EPA and the settling parties will memorialize the settlement in a Consent Order filed in the Oregon federal district court.

It is too early to estimate the proportionate share of liability for cleanup costs, if any, that may ultimately be allocated to the State agencies in the course of the mediation process. When the mediation will end is not known, but it may be as late as 2019.

The Portland Harbor Superfund will also involve a separate allocation of liability for injuries to natural resources caused by contamination at the site, which is an additional type of recovery under the Superfund law known as natural resource damages (“NRD”). This NRD claim is asserted against all PRPs, including ODOT and DSL, by the Portland Harbor natural resource trustees, a group composed of five tribes, two federal agencies and the State, acting through its trustee, the Oregon Department of Fish and Wildlife. The trustees have initiated a cooperative injury assessment process funded by thirty parties including the State. The NRD process is to result in an allocation of liability for NRD damages at the same time as the allocation of liability for remedial costs, although parties may alternatively elect to seek an earlier settlement with the trustees. The State will seek a settlement of its NRD liabilities in 2016. It is too early to evaluate what, if any, share of liability either ODOT or DSL may ultimately bear for this NRD claim.

The State is pursuing claims for insurance coverage of its Portland Harbor defense costs and for any future liabilities for cleanup costs and NRD. These claims are based on commercial general liability insurance policies the State held from 1968 to 1972, and on insurance policies that listed DSL as an additional insured. These insurance carriers have agreed to participate in funding the State’s defense in Portland Harbor proceedings, but have reserved their rights to deny indemnity coverage. In October 2015, the State filed suit in state court against its primary insurance carrier, Pacific Indemnity Co., asserting that Pacific Indemnity is obligated to fund a greater proportion of the State’s defense costs in Portland Harbor than it has so far.

Multistate Tax Compact

A case was filed in the Oregon Tax Court challenging the State’s departure from provisions in the Multistate Tax Compact (the “Compact”) when apportioning income attributable to corporations operating in more than one state. Under the Compact, the income of a multi-state corporation is apportioned to a state using an equally weighted three-factor formula. The formula compares in-state payroll, property and sales to the corporation’s overall payroll, property and sales. The Compact includes a provision whereby a taxpayer may elect between the Compact apportionment formula and a different state apportionment formula. Many states, including Oregon, have diverged from equally weighting each of the three elements to determine the amount of income in a particular state. Oregon began double-weighting the sales factor in 1991, and as of July 13, 2016, the State uses only sales in Oregon and does not use the other two factors to apportion corporate income. In 1993, Oregon barred the Compact apportionment election by separate statute. The taxpayer in Health Net v. Dept. of Revenue asserts that the Compact is a binding contractual arrangement that cannot be unilaterally changed by a participating state. Therefore, the taxpayer argues, the State must allow taxpayers to elect to apportion multi-state corporate income based on the formula in the Compact. The amount at issue in Health Net is approximately $350,000. If the taxpayer prevails, however, and a court determines that the State must allow the Compact formula election, other corporations may seek refunds based on the same theory and the State may be liable for additional refunds of corporate excise and income tax in the future. The State has insufficient data to accurately predict the amounts it could be required to refund or the overall impact on future revenues. Those amounts would depend on the circumstances of individual corporations that may, or may not, seek refunds and actions the Legislative Assembly may take in response to an adverse ruling. Preliminary estimates, however, indicate that potential maximum refund liability and reductions in corporate income tax revenues, without any legislative action, would exceed the materiality threshold stated above of $50 million. In 2013, the State withdrew from the Compact and then re-enacted the Compact without the apportionment election provisions. This legislative action is intended to cut off the future effects of an adverse decision in Health Net. On September 9, 2015, the Oregon Tax Court ruled in favor of the State in Health Net, holding that the State’s apportionment statute does not violate the Oregon or federal constitution and no refund is owed to the taxpayer. The taxpayer has appealed the court’s decision to the Oregon Supreme Court. Taxpayers in other states that participate in the Compact have made claims similar to those raised in Health Net. Decisions in the courts of other states generally are not binding on the Oregon courts. However, on December 31, 2015, the California Supreme Court ruled in favor of the State of California in Gillette Co. v. Franchise Tax Board, S206587, and another taxpayer affected by Gillette has stated that it plans to petition to the United States Supreme Court. An adverse decision from the United States Supreme Court reversing Gillette may affect the outcome in Health Net or similar refund claims. The briefs have been filed and the case will be set for oral argument.

Oregon Health Authority

In 2012, the Oregon Health Authority (“OHA”), an agency of the State, certified 16 coordinated care organizations (“CCOs”) to provide comprehensive managed health care services to Medicaid-eligible individuals in Oregon. All of the CCOs have entered into contracts with OHA to provide health care services paid for on a capitated basis. Under the contracts, the CCOs are paid, in part, using federal funds disbursed by the federal Centers for Medicare and Medicaid Services (“CMS”). OHA sets the rates and CMS must approve the rates in order to utilize federal funding. If any amounts are paid out under the contracts using federal dollars that are in excess of the federal-approved rates or lack the necessary federal approval, OHA may be obligated to repay CMS. OHA adjusted and lowered its rates for the 2015 calendar year and presented all of the CCOs in Oregon with a contract amendment reflecting the revised rates. One CCO, FamilyCare, Inc. (“FamilyCare”), refused to sign the amendment. OHA sent a notice of breach and default under the contract to FamilyCare based on its refusal to agree to the revised rates in a contract amendment and receipt of payments in violation of federal law.

OHA has initiated administrative proceedings to terminate FamilyCare’s contract. FamilyCare has filed an action for Declaratory Judgment requesting the court to declare that FamilyCare does not need to sign a contract amendment, and did not breach and is not in default under the contract by declining to sign an amendment and receiving payment at the original rates, and that consequently OHA should not be permitted to terminate the contract. FamilyCare received approximately $56 million in overpayments for the calendar year 2015, which represents the difference in capitation payments between what was paid to FamilyCare under rates not approved by CMS and the rates offered to FamilyCare by OHA that are consistent with the rate ranges that CMS approved as being actuarially sound. OHA seeks to recoup the $56 million in overpayments from FamilyCare. If the FamilyCare contract is not amended and the overpayments recouped, the State may be obligated to repay between $56 million and $532 million to CMS, depending on whether CMS disallows only the excess amounts paid to FamilyCare or all of the amounts paid under the unapproved contract for the 2015 fiscal year. On June 1, 2016, the parties entered into a settlement agreement resolving their financial disputes for the 2015 and 2016 rate years. Under the settlement agreement, FamilyCare agreed to dismiss all pending litigation against OHA and OHA agreed to withdraw its notice of termination of FamilyCare’s CCO contract.

Pro Se Cases

There are also several pro se cases pending against the State in which plaintiffs representing themselves are suing the State for many millions of dollars. The State has indicated that the possibility of its having to pay anything in any of these cases is negligible.

*  *  *  *

ADDITIONAL CONSIDERATIONS

Oregon municipal obligations may also include obligations of the governments of Puerto Rico and other U.S. territories and their political subdivisions to the extent that these obligations are exempt from Oregon state personal income taxes. Accordingly, the fund’s investments in such securities may be adversely affected by local political and economic conditions and developments within Puerto Rico and certain other U.S. territories affecting the issuers of such obligations.

APPENDIX C

Western Asset Management Company

Proxy Voting Policies and Procedures

Policy

As a fixed income only manager, the occasion to vote proxies is very rare. However, the Firm has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration the Firm’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent the Firm deems appropriate).

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (other than Western Asset affiliated companies) regarding the voting of any securities owned by its clients.

Procedure

Responsibility and Oversight

The Western Asset Legal and Compliance Department (“Compliance Department”) is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

The Investment Management Agreement for each client is reviewed at account start-up for proxy voting instructions. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Legal and Compliance Department maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Legal and Compliance Department for coordination and the following actions:

a. Proxies are reviewed to determine accounts impacted.

b. Impacted accounts are checked to confirm Western Asset voting authority.

c. Legal and Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

d. If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

e. Legal and Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Legal and Compliance Department.

f. Legal and Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

a. A copy of Western Asset’s policies and procedures.

b. Copies of proxy statements received regarding client securities.

c. A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

d. Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

e. A proxy log including:

1. Issuer name;

2. Exchange ticker symbol of the issuer’s shares to be voted;

3. Committee on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

4. A brief identification of the matter voted on;

5. Whether the matter was proposed by the issuer or by a shareholder of the issuer;

6. Whether a vote was cast on the matter;

7. A record of how the vote was cast; and

8. Whether the vote was cast for or against the recommendation of the issuer’s management team. Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.

Disclosure

Western Asset’s proxy policies are described in the firm’s Part 2A of Form ADV. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

All proxies are reviewed by the Legal and Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

1. Whether Western (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2. Whether Western or an officer or director of Western or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3. Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

I. Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board- approved proposals are as follows:

1. Matters relating to the Board of Directors

Western Asset votes proxies for the election of the company’s nominees for directors and for board- approved proposals on other matters relating to the board of directors with the following exceptions:

a. Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

b. Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

c. Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

d. Votes are cast on a case-by-case basis in contested elections of directors.

2. Matters relating to Executive Compensation

Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

b. Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

c. Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

d. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3. Matters relating to Capitalization

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

a. Western Asset votes for proposals relating to the authorization of additional common stock.

b. Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

c. Western Asset votes for proposals authorizing share repurchase programs.

4. Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions

Western Asset votes these issues on a case-by-case basis on board-approved transactions.

5. Matters relating to Anti-Takeover Measures

Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

a. Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

b. Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

6. Other Business Matters

Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a. Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

b. Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

II. Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

1. Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

2. Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

3. Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

III. Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

1. Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

2. Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV. Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in non-U.S. issuers—i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1. Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

2. Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3. Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

4. Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

Retirement Accounts

For accounts subject to ERISA, as well as other Retirement Accounts, Western Asset is presumed to have the responsibility to vote proxies for the client. The Department of Labor (“DOL”) has issued a bulletin that states that investment managers have the responsibility to vote proxies on behalf of Retirement Accounts unless the authority to vote proxies has been specifically reserved to another named fiduciary. Furthermore, unless Western Asset is expressly precluded from voting the proxies, the DOL has determined that the responsibility remains with the investment manager.

In order to comply with the DOL’s position, Western Asset will be presumed to have the obligation to vote proxies for its Retirement Accounts unless Western Asset has obtained a specific written instruction indicating that: (a) the right to vote proxies has been reserved to a named fiduciary of the client, and (b) Western Asset is precluded from voting proxies on behalf of the client. If Western Asset does not receive such an instruction, Western Asset will be responsible for voting proxies in the best interests of the Retirement Account client and in accordance with any proxy voting guidelines provided by the client.

PART C

OTHER INFORMATION

Item 28.	Exhibits

(a) (1) The Registrant’s Declaration of Trust dated as of October 2, 2006 as amended and restated as of August 18, 2011 (the “Declaration of Trust”) is incorporated herein by reference to Post-Effective Amendment No. 175 to the Registrant’s Registration Statement on Form N-1A as filed with the Securities and Exchange Commission (the “SEC”) on August 22, 2011 (“Post-Effective Amendment No. 175”).

(2) Amended and Restated Designation of Series of Shares of Beneficial Interests in the Registrant and Amended and Restated Designation of Classes, in each case effective as of November 11, 2014 and incorporated into the Declaration of Trust are incorporated herein by reference to Post-Effective Amendment No. 275 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on November 19, 2014 (“Post-Effective Amendment No. 275”).

(b) The Registrant’s By-Laws as amended and restated as of August 18, 2011 is incorporated herein by reference to Post-Effective Amendment No. 175.

(c) Instruments defining rights of security holders of series of the Registrant are contained in the Registrant’s Declaration of Trust and Bylaws, each as amended to date, which are incorporated herein by reference to Exhibits (a) and (b) of this Item 28.

(d) (1) Management Agreement between the Registrant, on behalf of Western Asset Adjustable Rate Income Fund (formerly, Legg Mason Western Asset Adjustable Rate Income Fund), and Legg Mason Partners Fund Advisor, LLC (“LMPFA”) dated April 13, 2007, as amended effective August 1, 2012, is incorporated herein by reference to Post-Effective Amendment No. 240 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on November 19, 2013 (“Post-Effective Amendment No. 240”).

(2) Management Agreement between the Registrant, on behalf of Western Asset California Municipals Fund (formerly, Legg Mason Western Asset California Municipals Fund), and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on June 27, 2007 (“Post-Effective Amendment No. 85”) .

(3) Management Agreement between the Registrant, on behalf of Western Asset Global Strategic Income Fund (formerly, Legg Mason Western Asset Strategic Income Fund), and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(4) Management Agreement between the Registrant, on behalf of Western Asset Global High Yield Bond Fund (formerly, Legg Mason Western Asset Global High Yield Bond Fund), and LMPFA dated April 13, 2007, as amended effective August 1, 2012, is incorporated herein by reference to Post-Effective Amendment No. 240.

(5) Management Agreement between the Registrant, on behalf of Western Asset Mortgage Backed Securities Fund (formerly, Legg Mason Western Asset Mortgage Backed Securities Fund), and LMPFA dated April 13, 2007, as amended effective August 1, 2012, is incorporated herein by reference to Post-Effective Amendment No. 240.

(6) Management Agreement between the Registrant, on behalf of Western Asset Short Duration High Income Fund (formerly, Western Asset High Income Fund and before that, Legg Mason Western Asset High Income Fund), and LMPFA dated April 13, 2007, as amended effective May 1, 2013, is incorporated herein by reference to Post-Effective Amendment No. 240.

(7) Management Agreement between the Registrant, on behalf of Western Asset Intermediate Maturity California Municipals Fund (formerly, Legg Mason Western Asset Intermediate Maturity California Municipals Fund), and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(8) Management Agreement between the Registrant, on behalf of Western Asset Intermediate Maturity New York Municipals Fund (formerly, Legg Mason Western Asset Intermediate Maturity New York Municipals Fund), and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(9) Management Agreement between the Registrant, on behalf of Western Asset Intermediate-Term Municipals Fund (formerly, Legg Mason Western Asset Intermediate-Term Municipals Fund), and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(10) Management Agreement between the Registrant, on behalf of Western Asset Corporate Bond Fund (formerly, Legg Mason Western Asset Corporate Bond Fund), and LMPFA dated April 13, 2007, as amended effective August 1, 2012, is incorporated herein by reference to Post-Effective Amendment No. 240.

(11) Management Agreement between the Registrant, on behalf of Western Asset Managed Municipals Fund (formerly, Legg Mason Western Asset Managed Municipals Fund), and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 133 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on June 26, 2009.

(12) Management Agreement between the Registrant, on behalf of Western Asset Massachusetts Municipals Fund (formerly, Legg Mason Western Asset Massachusetts Municipals Fund), and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(13) Management Agreement between the Registrant, on behalf of Western Asset Municipal High Income Fund (formerly, Legg Mason Western Asset Municipal High Income Fund), and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(14) Management Agreement between the Registrant, on behalf of Western Asset New Jersey Municipals Fund (formerly, Legg Mason Western Asset New Jersey Municipals Fund), and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(15) Management Agreement between the Registrant, on behalf of Western Asset New York Municipals Fund (formerly, Legg Mason Western Asset New York Municipals Fund), and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(16) Management Agreement between the Registrant, on behalf of Western Asset Oregon Municipals Fund (formerly, Legg Mason Western Asset Oregon Municipals Fund), and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(17) Management Agreement between the Registrant, on behalf of Western Asset Pennsylvania Municipals Fund (formerly, Legg Mason Western Asset Pennsylvania Municipals Fund), and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(18) Management Agreement between the Registrant, on behalf of Western Asset Short Duration Municipal Income Fund (formerly, Legg Mason Western Asset Short Duration Municipal Income Fund), and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(19) Management Agreement between the Registrant, on behalf of Western Asset Short-Term Bond Fund (formerly, Legg Mason Western Asset Short-Term Bond Fund), and LMPFA dated April 13, 2007, as amended October 5, 2012, is incorporated herein by reference to Post-Effective Amendment No. 240.

(20) Management Agreement between the Registrant, on behalf of Western Asset Emerging Markets Debt Fund (formerly, Western Asset Emerging Markets Debt Portfolio), and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(21) Management Agreement between the Registrant, on behalf of Western Asset Short Term Yield Fund, and LMPFA dated June 1, 2011, is incorporated herein by reference to Post-Effective Amendment No. 169 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on June 14, 2011 (“Post-Effective Amendment No. 169”).

(22) Form of Management Agreement between the Registrant, on behalf of Western Asset Ultra Short Obligations Fund, and LMPFA is incorporated herein by reference to Post-Effective Amendment No. 223 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on July 19, 2013 (“Post-Effective Amendment No. 223”).

(23) Subadvisory Agreement between LMPFA and Western Asset Management Company (“WAM”), with respect to Legg Mason Western Asset Adjustable Rate Income Fund (formerly, Legg Mason Partners Adjustable Rate Income Fund) dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(24) Subadvisory Agreement between LMPFA and WAM, with respect to Western Asset California Municipals Fund (formerly, Legg Mason Western Asset California Municipals Fund) dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(25) Subadvisory Agreement between LMPFA and WAM, with respect to Western Asset Global Strategic Income Fund (formerly, Legg Mason Western Asset Strategic Income Fund) dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(26) Subadvisory Agreement between WAM and Western Asset Management Company Limited (“WAML”), with respect to Western Asset Global Strategic Income Fund (formerly, Legg Mason Western Asset Strategic Income Fund) dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(27) Subadvisory Agreement between LMPFA and WAM, with respect to Western Asset Global High Yield Bond Fund (formerly, Legg Mason Western Asset Global High Yield Bond Fund) dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(28) Subadvisory Agreement between WAM and WAML, with respect to Western Asset Global High Yield Bond Fund (formerly, Legg Mason Western Asset Global High Yield Bond Fund) dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(29) Subadvisory Agreement between LMPFA and WAM, with respect to Western Asset Mortgage Backed Securities Fund (formerly, Legg Mason Western Asset Mortgage Backed Securities Fund) dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(30) Subadvisory Agreement between LMPFA and WAM, with respect to Western Asset Short Duration High Income Fund (formerly, Western Asset High Income Fund and before that, Legg Mason Western Asset High Income Fund) dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(31) Subadvisory Agreement between WAM and WAML, with respect to Western Asset Short Duration High Income Fund (formerly, Western Asset High Income Fund and before that, Legg Mason Western Asset High Income Fund) dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(32) Subadvisory Agreement between LMPFA and WAM, with respect to Western Asset Intermediate Maturity California Municipals Fund (formerly, Legg Mason Western Asset Intermediate Maturity California Municipals Fund) dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(33) Subadvisory Agreement between LMPFA and WAM, with respect to Western Asset Intermediate Maturity New York Municipals Fund (formerly, Legg Mason Western Asset Intermediate Maturity New York Municipals Fund) dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(34) Subadvisory Agreement between LMPFA and WAM, with respect to Western Asset Intermediate-Term Municipals Fund (formerly, Legg Mason Western Asset Intermediate-Term Municipals Fund) dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(35) Subadvisory Agreement between LMPFA and WAM, with respect to Western Asset Corporate Bond Fund (formerly, Legg Mason Western Asset Corporate Bond Fund) dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(36) Subadvisory Agreement between LMPFA and WAM, with respect to Western Asset Managed Municipals Fund (formerly, Legg Mason Western Asset Managed Municipals Fund) dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(37) Subadvisory Agreement between LMPFA and WAM, with respect to Western Asset Massachusetts Municipals Fund (formerly, Legg Mason Western Asset Massachusetts Municipals Fund) dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(38) Subadvisory Agreement between LMPFA and WAM, with respect to Western Asset Municipal High Income Fund (formerly, Legg Mason Western Asset Municipal High Income Fund) dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(39) Subadvisory Agreement between LMPFA and WAM, with respect to Western Asset New Jersey Municipals Fund (formerly, to Legg Mason Western Asset New Jersey Municipals Fund) dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(40) Subadvisory Agreement between LMPFA and WAM, with respect to Western Asset New York Municipals Fund (formerly, Legg Mason Western Asset New York Municipals Fund) dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(41) Subadvisory Agreement between LMPFA and WAM, with respect to Western Asset Oregon Municipals Fund (formerly, Legg Mason Western Asset Oregon Municipals Fund) dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(42) Subadvisory Agreement between LMPFA and WAM, with respect to Western Asset Pennsylvania Municipals Fund (formerly, Legg Mason Western Asset Pennsylvania Municipals Fund) dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(43) Subadvisory Agreement between LMPFA and WAM, with respect to Western Asset Short Duration Municipal Income Fund (formerly, Legg Mason Western Asset Short Duration Municipal Income Fund) dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(44) Subadvisory Agreement between LMPFA and WAM, with respect to Western Asset Short-Term Bond Fund (formerly, Legg Mason Western Asset Short-Term Bond Fund) dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(45) Subadvisory Agreement between LMPFA and WAM, with respect to Western Asset Emerging Markets Debt Fund (formerly, Western Asset Emerging Markets Debt Portfolio) dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(46) Subadvisory Agreement between WAM and WAML, with respect to Western Asset Emerging Markets Debt Fund (formerly, Western Asset Emerging Markets Debt Portfolio) dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(47) Subadvisory Agreement between WAM and Western Asset Management Company Ltd., a corporation organized under the laws of Japan (“Western Japan”), with respect to Western Asset Global Strategic Income Fund (formerly, Legg Mason Western Asset Strategic Income Fund) dated November 3, 2008, is incorporated herein by reference to Post-Effective Amendment No. 118 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on November 19, 2008 (“Post-Effective Amendment No. 118”).

(48) Subadvisory Agreement between WAM and Western Asset Management Company Pte. Ltd. (“Western Singapore”), with respect to Western Asset Global Strategic Income Fund (formerly, Legg Mason Western Asset Strategic Income Fund) dated November 3, 2008, is incorporated herein by reference to Post-Effective Amendment No. 118.

(49) Subadvisory Agreement between WAM and Western Singapore, with respect to Western Asset Global High Yield Bond Fund (formerly, Legg Mason Western Asset Global High Yield Bond Fund) dated November 3, 2008, is incorporated herein by reference to Post-Effective Amendment No. 118.

(50) Subadvisory Agreement between WAM and Western Singapore, with respect to Western Asset Emerging Markets Debt Fund (formerly, Western Asset Emerging Markets Debt Portfolio) dated November 3, 2008, is incorporated herein by reference to Post-Effective Amendment No. 118.

(51) Subadvisory Agreement between LMPFA and WAM, with respect to Western Asset Short Term Yield Fund dated June 1, 2011, is incorporated herein by reference to Post-Effective Amendment No. 169.

(52) Letter Amendment to Management Agreement between the Registrant, on behalf of Western Asset Corporate Bond Fund (formerly, Legg Mason Western Asset Corporate Bond Fund), and LMPFA is incorporated herein by reference to Post-Effective Amendment No. 137 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on July 29, 2009.

(53) Subadvisory Agreement between WAM and WAML with respect to Western Asset Short-Term Bond Fund, dated November 6, 2012 is incorporated herein by reference to Post-Effective Amendment No. 207 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on November 20, 2012 (“Post-Effective Amendment No. 207”).

(54) Form of Subadvisory Agreement between LMPFA and WAM, with respect to Western Asset Ultra Short Obligations Fund is incorporated herein by reference to Post-Effective Amendment No. 223.

(e) (1) Distribution Agreement between the Registrant and Legg Mason Investor Services, LLC (“LMIS”), on behalf of Western Asset Adjustable Rate Income Fund, Western Asset California Municipals Fund, Legg Mason Western Asset Core Bond Fund, Legg Mason Western Asset Core Plus Bond Fund, Western Asset Corporate Bond Fund, Western Asset Global High Yield Bond Fund, Legg Mason Western Asset Global Inflation Management Fund, Western Asset Mortgage Backed Securities Fund, Western Asset Short Duration High Income Fund (formerly Western Asset High Income Fund), Western Asset Intermediate Maturity California Municipals Fund, Western Asset Intermediate Maturity New York Municipals Fund, Western Asset Intermediate-Term Municipals Fund, Western Asset Managed Municipals Fund, Western Asset Massachusetts Municipals Fund, Western Asset Municipal High Income Fund, Western Asset New Jersey Municipals Fund, Western Asset New York Municipals Fund, Western Asset Oregon Municipals Fund, Western Asset Pennsylvania Municipals Fund, Western Asset Short Duration Municipal Income Fund, Western Asset Short-Term Bond Fund, Western Asset Global Strategic Income Fund, Western Asset Emerging Markets Debt Fund and Western Asset Short Term Yield Fund dated June 1, 2011, as amended November 5, 2012 is incorporated herein by reference to Post-Effective Amendment No. 212 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on February 22, 2013.

(2) Form of Letter Agreement amending the Distribution Agreement between the Registrant, on behalf of Western Asset Ultra Short Obligations Fund, and LMIS is incorporated herein by reference to Post-Effective Amendment No. 272 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on September 26, 2014 (“Post-Effective Amendment No. 272”).

(f) (1) Amended and Restated Trustee Retirement Plan relating to certain funds dated as of January 1, 2005 (the “General Retirement Plan”), is incorporated herein by reference to Post-Effective Amendment No. 78 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on January 8, 2007 (“Post-Effective Amendment No. 78”).

(2) Legg Mason Investment Series (formerly, Smith Barney Investment Series) Amended and Restated Trustees Retirement Plan dated as of January 1, 2005, is incorporated herein by reference to Post-Effective Amendment No. 78.

(3) Amendment to the General Retirement Plan and the Legg Mason Partners Investment Series Amended and Restated Trustees Retirement Plan dated as of July 10, 2006 is incorporated herein by reference to Post-Effective Amendment No. 78.

(4) Amended and Restated Emeritus Retirement Plan relating to certain funds established effective as of January 1, 2007 is incorporated herein by reference to Post-Effective Amendment No. 78.

(5) Emeritus Retirement Plan relating to certain funds established effective as of January 1, 2007 is incorporated herein by reference to Post-Effective Amendment No. 78.

(g) (1) Custodian Services Agreement with State Street Bank and Trust Company (“State Street”) dated October 5, 2012 is incorporated herein by reference to Post-Effective Amendment No. 207.

(2) Fund Accounting Services Agreement with State Street dated as of October 5, 2012 is incorporated herein by reference to Post-Effective Amendment No. 207.

(3) Form of Letter Agreement amending the Custodian Services Agreement and Fund Accounting Services Agreement with State Street with respect to Western Asset Ultra Short Obligations Fund is incorporated herein by reference to Post-Effective Amendment No. 272.

(h) (1) Form of License Agreement between the Registrant and Legg Mason Properties, Inc. is incorporated herein by reference to Post-Effective Amendment No. 77 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on November 30, 2006.

(2) Transfer Agency and Services Agreement with BNY Mellon Investment Servicing (US) Inc. (“BNYM”) dated as of December 19, 2013 is incorporated herein by reference to Post-Effective Amendment No. 271 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on September 22, 2014 (“Post-Effective Amendment No. 271”).

(3) Schedule A to Transfer Agency and Services Agreement with BNYM is incorporated herein by reference to Post-Effective Amendment No. 275.

(4) Co-Transfer Agency and Services Agreement with Boston Financial Data Services Inc. (“BFDS”) dated as of September 1, 2014 is incorporated herein by reference to Post-Effective Amendment No. 271.

(5) Schedule A to Co-Transfer Agency and Services Agreement with BFDS is incorporated herein by reference to Post-Effective Amendment No. 275.

(6) Board Resolutions regarding Expense Limitation Arrangements are incorporated herein by reference to Post-Effective Amendment No. 275.

(7) Amendment No. 1 to Transfer Agency and Services Agreement with BNYM is incorporated herein by reference to Post-Effective Amendment No. 281 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on February 19, 2015 (“Post-Effective Amendment No. 281”).

(i) (1) Opinion and Consent of Venable LLP as to the legality of the securities being registered is incorporated herein by reference to the Registrant’s Registration Statement on Form N-14 as filed with the SEC on June 1, 2007.

(2) Opinion and Consent of Venable LLP regarding the legality of Class R shares of Legg Mason Western Asset Global Inflation Management Fund (formerly, Legg Mason Partners Global Inflation Management Fund) and Class FI shares of Western Asset Short Duration Municipal Income Fund (formerly, Legg Mason Western Asset Short Duration Municipal Income Fund), is incorporated herein by reference to Post-Effective Amendment No. 97 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on February 14, 2008.

(3) Opinion and Consent of Venable LLP regarding the legality of Class FI shares of each of Western Asset Intermediate Maturity California Municipals Fund (formerly, Legg Mason Western Asset Intermediate Maturity California Municipals Fund), Western Asset Intermediate Maturity New York Municipals Fund (formerly, Legg Mason Western Asset Intermediate Maturity New York Municipals Fund) and Western Asset Massachusetts Municipals Fund (formerly, Legg Mason Western Asset Massachusetts Municipals Fund), is incorporated herein by reference to Post-Effective Amendment No. 99 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on March 14, 2008.

(4) Opinion and Consent of Venable LLP as to the legality of Class FI shares of Western Asset Mortgage Backed Securities Fund (formerly, Legg Mason Western Asset Mortgage Backed Securities Fund) and Western Asset Corporate Bond Fund (formerly, Legg Mason Western Asset Corporate Bond Fund); and Class R Shares of Western Asset Global High Yield Bond Fund (formerly, Legg Mason Western Asset Global High Yield Bond Fund), Western Asset Mortgage Backed Securities Fund (formerly, Legg Mason Western Asset Mortgage Backed Securities Fund), Western Asset Corporate Bond Fund (formerly, Legg Mason Western Asset Corporate Bond Fund) and Western Asset Short-Term Bond Fund (formerly, Legg Mason Western Asset Short-Term Bond Fund), is incorporated herein by reference to Post-Effective Amendment No. 103 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on April 24, 2008.

(5) Opinion and Consent of Venable LLP as to the legality of Class FI shares of Western Asset Managed Municipals Fund (formerly, Legg Mason Western Asset Managed Municipals Fund), Western Asset California Municipals Fund (formerly, Legg Mason Western Asset California Municipals Fund) and Western Asset Emerging Markets Debt Fund (formerly, Western Asset Emerging Markets Debt Portfolio) is incorporated herein by reference to Post-Effective Amendment No. 108 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on June 11, 2008.

(6) Opinion and Consent of Venable LLP as to the legality of Class FI shares of Western Asset Intermediate-Term Municipals Fund (formerly, Legg Mason Western Asset Intermediate-Term Municipals Fund), Western Asset New Jersey Municipals Fund (formerly, Legg Mason Western Asset New Jersey Municipals Fund), Western Asset New York Municipals Fund (formerly, Legg Mason Western Asset New York Municipals Fund) and Western Asset Pennsylvania Municipals Fund (formerly, Legg Mason Western Asset Pennsylvania Municipals Fund) is incorporated herein by reference to Post-Effective Amendment No. 111 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on July 11, 2008.

(7) Opinion and Consent of Venable LLP as to the legality of Class FI shares of Western Asset Oregon Municipals Fund (formerly, Legg Mason Western Asset Oregon Municipals Fund) is incorporated herein by reference to Post-Effective Amendment No. 114 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on August 6, 2008.

(8) Opinion and Consent of Venable LLP as to the legality of Class FI and Class R shares of Western Asset Adjustable Rate Income Fund (formerly, Legg Mason Western Asset Adjustable Rate Income Fund) is incorporated herein by reference to Post-Effective Amendment No. 116 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on September 12, 2008 (“Post-Effective Amendment No. 116”).

(9) Opinion and Consent of Venable LLP as to the legality of Class FI and Class R shares of Western Asset Global Strategic Income Fund (formerly, Legg Mason Western Asset Strategic Income Fund), Class FI shares of Western Asset Municipal High Income Fund (formerly, Legg Mason Western Asset Municipal High Income Fund) and Class R shares of Western Asset High Income Fund (formerly, Legg Mason Western Asset High Income Fund) is incorporated herein by reference to Post-Effective Amendment No. 119 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on November 25, 2008 (“Post-Effective Amendment No. 119”).

(10) Opinion and Consent of Bingham McCutchen LLP regarding the reorganization of High Yield Bond Fund into Legg Mason Partners High Income Fund is incorporated herein by reference to Post-Effective Amendment No. 119.

(11) Opinion and Consent of Venable LLP as to the legality of Class A, Class C and Class IS shares of Western Asset Emerging Markets Debt Fund (formerly, Western Asset Emerging Markets Debt Portfolio) is incorporated herein by reference to Post-Effective Amendment No. 123 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on January 30, 2009.

(12) Opinion and Consent of Venable LLP as to the legality of Class P shares of Western Asset Corporate Bond Fund (formerly, Legg Mason Western Asset Corporate Bond Fund) is incorporated herein by reference to Post-Effective Amendment No. 131 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on April 30, 2009.

(13) Opinion and Consent of Venable LLP as to the legality of Class R1 shares of Western Asset Adjustable Rate Income Fund (formerly, Legg Mason Western Asset Adjustable Rate Income Fund) is incorporated herein by reference to Post-Effective Amendment No. 135 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on July 24, 2009.

(14) Opinion and Consent of Venable LLP as to the legality of Class R1 shares of Legg Mason Western Asset Core Bond Fund, Legg Mason Western Asset Core Plus Bond Fund, Western Asset High Income Fund and Western Asset Global Strategic Income Fund is incorporated herein by reference to Post-Effective Amendment No. 141 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on November 23, 2009.

(15) Opinion and Consent of Venable LLP as to the legality of Class R1 shares of Legg Mason Western Asset Global Inflation Management Fund is incorporated herein by reference to Post-Effective Amendment No. 148 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on February 22, 2010.

(16) Opinion and Consent of Venable LLP as to the legality of Class R1 shares of Western Asset Corporate Bond Fund, Western Asset Global High Yield Bond Fund, Western Asset Short-Term Bond Fund and Western Asset Mortgage Backed Securities Fund is incorporated herein by reference to Post-Effective Amendment No. 153 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on April 27, 2010.

(17) Opinion and Consent of Venable LLP as to the legality of Class FI, Class I and Class IS shares of Western Asset Short Term Yield Fund, is incorporated herein by reference to Post-Effective Amendment No. 169.

(18) Opinion and Consent of Venable LLP as to the legality of Class FI shares of Western Asset Global High Yield Bond Fund and Western Asset Short-Term Bond Fund, Class IS shares of Western Asset Adjustable Rate Income Fund, Western Asset Corporate Bond Fund, Western Asset Global High Yield Bond Fund, Western Asset Mortgage Backed Securities Fund, Western Asset Short-Term Bond Fund and Western Asset Global Strategic Income Fund, and Class R and Class R1 shares of Western Asset Emerging Markets Debt Fund, is incorporated herein by reference to Post-Effective Amendment No. 197 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on July 30, 2012.

(19) Opinion and Consent of Venable LLP as to the legality of Class A2 shares of Western Asset Emerging Markets Debt Fund, is incorporated herein by reference to Post-Effective Amendment No. 228 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on August 29, 2013.

(20) Opinion and Consent of Venable LLP as to the legality of Class IS shares of Western Asset Short Duration High Income Fund is incorporated herein by reference to Post-Effective Amendment No. 240.

(21) Opinion and Consent of Venable LLP as to the legality of Class FI, Class I and Class IS shares of Western Asset Ultra Short Obligations Fund is incorporated herein by reference to Post-Effective Amendment No. 272.

(22) Opinion and Consent of Venable LLP as to the legality of Class A2 shares of Western Asset Short Duration Municipal Income Fund is incorporated herein by reference to Post-Effective Amendment No. 281.

(j) Consent of Independent Registered Public Accounting Firm is filed herewith.

(k) Not Applicable.

(l) Not Applicable.

(m) Shareholder Services and Distribution Plan pursuant to Rule 12b-1 of the Registrant, on behalf of Western Asset Adjustable Rate Income Fund, Western Asset California Municipals Fund, Western Asset Corporate Bond Fund, Western Asset Global High Yield Bond Fund, Western Asset Mortgaged Backed Securities Fund, Western Asset Short Duration High Income Fund, Western Asset Intermediate Maturity California Municipals Fund, Western Asset Intermediate Maturity New York Municipals Fund, Western Asset Intermediate-Term Municipals Fund, Western Asset Managed Municipals Fund, Western Asset Massachusetts Municipals Fund, Western Asset Municipal High Income Fund, Western Asset New Jersey Municipals Fund, Western Asset New York Municipals Fund, Western Asset Oregon Municipals Fund, Western Asset Pennsylvania Municipals Fund, Western Asset Short Duration Municipal Income Fund, Western Asset Short-Term Bond Fund, Western Asset Global Strategic Income Fund, Western Asset Emerging Markets Debt Fund, Western Asset Short Term Yield Fund and Western Asset Ultra Short Obligations Fund, dated February 8, 2007, as amended as of May 15, 2013, is incorporated herein by reference to Post-Effective Amendment No. 220 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on June 20, 2013.

(n) Rule 18f-3(d) Multiple Class Plan of the Registrant dated February 6, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(o) (1) Power of Attorney dated May 13, 2015 is incorporated herein by reference to Post-Effective Amendment No. 289 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on June 22, 2015 (“Post-Effective Amendment No. 289”).

(2) Power of Attorney dated June 1, 2015 is incorporated herein by reference to Post-Effective Amendment No. 289.

(p) (1) Code of Ethics of Legg Mason & Co., LLC dated as of March 10, 2011 (adopted by LMPFA and LMIS) is incorporated herein by reference to Post-Effective Amendment No. 175.

(2) Code of Ethics of WAM, WAML, Western Singapore and certain supervised affiliates dated November 1, 2013 is incorporated herein by reference to Post-Effective Amendment No. 247 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on February 14, 2014.

(3) Code of Ethics of Western Japan is incorporated herein by reference to Post-Effective Amendment No. 116.

(4) Code of Ethics of the Independent Trustees of the Registrant is incorporated herein by reference to Post-Effective Amendment No. 304 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on April 22, 2016.

Item 29.	Persons Controlled by or under Common Control with Registrant

Not Applicable.

Item 30.	Indemnification

Article IX of the Registrant’s Declaration of Trust addresses the limitation of liability and indemnification of the Registrant’s Trustees, officers and others. Section 9.2(a) of the Declaration of Trust provides that no current or former Trustee, officer, or employee of the Registrant will be subject to any personal liability whatsoever to any person, other than the Registrant or its shareholders, in connection with the affairs of the Registrant. Further, Section 9.2(b) of the Declaration of Trust provides that, subject to applicable federal law, no current or former Trustee or officer of the Registrant will be liable to the Registrant or to any shareholder for money damages except:

•	to the extent that it is proved that the person actually received an improper benefit or profit in money, property, or services, or

•	to the extent that a judgment or other final adjudication adverse to the person is entered in a proceeding based on a finding in the proceeding that the person’s action, or failure to act, was the result of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding.

Section 9.5 of the Declaration of Trust requires that, subject to certain exceptions and limitation expressed in the Declaration of Trust, each current and former Trustee, officer, or employee of the Registrant, including persons who serve at the request of the Registrant as directors, trustees, officers, employees, agents or independent contractors of another organization in which the Registrant has an interest as a shareholder, creditor or otherwise (each, a “Covered Person”), be indemnified by the Registrant to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim in which he becomes involved as a party or otherwise by virtue of his being (or having served) in such position and against amounts paid or incurred by him in settlement thereof. Section 9.5 of the Declaration of Trust further provides that no indemnification shall be provided to the extent such indemnification is prohibited by applicable federal law. The Declaration of Trust also sets forth provisions outlining presumptions that may be made relating to a person’s standard of conduct and when expenses may be advanced.

In addition to the foregoing, the Registrant has entered into an Indemnification Agreement with each of its Trustees that provides for indemnification consistent with the principles described above. These Indemnification Agreements set forth certain procedural aspects with respect to indemnification, including the advancement of expenses, and presumptions relating to the determination of whether the standard of conduct required for indemnification has been met, as well as remedies for the indemnitee in the event that, among other things, determinations as to entitlement to indemnification, advancement of expenses and indemnity payments are not made in accordance with the procedures specified therein.

The Trustees and officers of the Registrant and the personnel of the Registrant’s manager are insured under an errors and omissions liability insurance policy. The Registrant and its officers are also insured under the fidelity bond required by Rule 17g-1 under the Investment Company Act of 1940, as amended. Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be provided to directors, officers and controlling persons of the Registrant, pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding or payment pursuant to any insurance policy) is asserted against the Registrant by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is prohibited as against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Under the Distribution Agreement, the Registrant agrees to indemnify LMIS, its officers, directors and employees and any person who controls LMIS within the meaning of Section 15 of the 1933 Act, free and harmless from and against any and all claims, demands, liabilities and expenses (including the reasonable cost of investigating or defending such claims, demands or liabilities and any counsel fees incurred in connection therewith) which LMIS, its officers, directors and employees or any such controlling person may incur, under the 1933 Act or under common law or otherwise, arising out of or based upon any alleged untrue statement of a material fact contained in the Registrant’s Registration Statement or arising out of or based upon any alleged omission to state a material fact required to be stated or necessary to make the Registration Statement not misleading, provided that in no event shall anything contained in the Distribution Agreement be construed so as to protect LMIS or such other parties against any liability to the Registrant or its shareholders to which LMIS or such other parties would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of their duties, or by reason of reckless disregard of their obligations and duties under the Distribution Agreement.

The Registrant’s Management Agreements and Subadvisory Agreements provide that the manager or subadvisor, as applicable, assumes no responsibility under the Agreements other than to render the services called for under the Agreements in good faith. The Management Agreements and Subadvisory Agreements further provide that the manager or the subadvisor, as applicable, shall not be liable for any error of judgment or mistake of law, or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for the fund, provided that nothing in the Agreements protect with the manager or the subadvisor, as applicable, against any liability to the Fund to which the manager or subadvisor, as applicable, would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the Agreements.

Item 31.	Business and Other Connections of Investment Adviser

Adviser

Investment Adviser — Legg Mason Partners Fund Advisor, LLC (“LMPFA”)

LMPFA was formed in 2006 under the laws of the State of Delaware as a limited liability company. LMPFA is a direct wholly-owned subsidiary of Legg Mason, Inc. (“Legg Mason”). LMPFA is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The following table notes the officers and directors of LMPFA, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two fiscal years.

NAME	POSITION(S) AT LMPFA	OTHER POSITION(S) HELD	PRINCIPAL BUSINESS ADDRESS
Jane E. Trust	President and Chief Executive Officer	Managing Director, Legg Mason & Co., LLC	100 International Drive, Baltimore, MD 21202

		Director, ClearBridge, LLC	100 International Drive, Baltimore, MD 21202

Officer and/or Trustee/Director of 156 funds associated with LMPFA or its affiliates

Jeanne M. Kelly	Senior Vice President	Managing Director, Legg Mason & Co., LLC	100 International Drive, Baltimore, MD 21202

		President and Chief Executive Officer, LM Asset Services, LLC and Legg Mason Fund Asset Management, Inc.	620 8th Avenue, New York, NY 10018 (both entities)

Senior Vice President of certain mutual funds associated with Legg Mason & Co., LLC or its affiliates

Ted P. Becker	Chief Compliance Officer	Director of Global Compliance, Legg Mason, Inc.	100 International Drive, Baltimore, MD 21202

		Managing Director of Compliance, Legg Mason & Co., LLC	100 International Drive, Baltimore, MD 21202

Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co., LLC or its affiliates

Thomas C. Mandia	Secretary	Managing Director and Deputy General Counsel, Legg Mason & Co., LLC	100 International Drive, Baltimore, MD 21202

		Secretary, LM Asset Services, LLC and Legg Mason Fund Asset Management, Inc.	620 8th Avenue, New York, NY 10018 (both entities)

Assistant Secretary of certain mutual funds associated with Legg Mason & Co., LLC or its affiliates

Michael Kocur	Vice President & Assistant Secretary	Director, Legg Mason & Co., LLC	100 International Drive, Baltimore, MD 21202

		Assistant Secretary, LM Asset Services, LLC	620 8th Avenue, New York, NY 10018

		Vice President and Assistant Secretary, Legg Mason Fund Asset Management, Inc.	620 8th Avenue, New York, NY 10018

Amy M. Olmert	Manager	None

Peter H. Nachtwey	Manager	Senior Executive Vice President and Chief Financial Officer, Legg Mason, Inc.	100 International Drive, Baltimore, MD 21202

		Director and President, Legg Mason & Co., LLC	100 International Drive, Baltimore, MD 21202

		Director and President, The Baltimore Company	100 International Drive, Baltimore, MD 21202

		Former Director, QS Batterymarch Financial Management, Inc.	880 Third Avenue, 7th Floor, New York, NY 10022

		Director and President, BMML, Inc.	100 International Drive, Baltimore, MD 21202

Former Director, Brandywine Global Investment Management, LLC	2929 Arch Street, 8th Floor, Philadelphia, PA 19104

Former Director, ClearBridge Investments, LLC	620 8th Avenue, 48th Floor, New York, NY 10018

Manager, Legg Mason ClearBridge Holdings, LLC	100 International Drive, Baltimore, MD 21202

Director, Legg Mason Fund Asset Management, Inc.	620 8th Avenue, New York, NY 10018

Director, ClearBridge, LLC	100 International Drive, Baltimore, MD 21202

Director, Western Asset Management Company	385 E. Colorado Blvd., Pasadena, CA 91101

Director and President, Legg Mason Commercial Real Estate Services, Inc.	100 International Drive, Baltimore, MD 21202

Former Director, QS Legg Mason Global Asset Allocation, LLC	880 Third Avenue, 7th Floor, New York, NY 10022

Former Director, Legg Mason Investment Counsel, LLC	100 International Drive, Baltimore, MD 21202

Member and Chairman, Legg Mason Political Action Committee	100 International Drive, Baltimore, MD 21202

Director, Legg Mason International Holdings, LLC	100 International Drive, Baltimore, MD 21202, USA

Director, Legg Mason Private Portfolio Group, LLC	620 8th Avenue, 48th Floor, New York, NY 10018

Director and President, Legg Mason Real Estate Securities Advisors, Inc.	100 International Drive, Baltimore, MD 21202

Director and President, Legg Mason Realty Group, Inc.	100 International Drive, Baltimore, MD 21202, USA

Director and President, Legg Mason Realty Partners, Inc.	100 International Drive, Baltimore, MD 21202, USA

Director and President, Legg Mason Tower, Inc.	100 International Drive, Baltimore, MD 21202, USA

Director and President, LM BAM, Inc.	46 Public Square, Suite 700, Wilkes Barre, PA 18701

Director and President, LM Capital Support V, LLC	100 International Drive, Baltimore, MD 21202

Director, Legg Mason Towarzystwo Funduszy Inwestycyjnych Spolka Akcyjna	Senator Building 12 Bielanska str. 00-085 Warsaw, Poland

Director, Pelican Holdings I, LLC	100 International Drive, Baltimore, MD 21202

Director, Pelican Holdings II, LLC	100 International Drive, Baltimore, MD 21202

Manager, Royce & Associates, LLC	745 Fifth Avenue, New York, NY 10019

Director and President, Gray Seifert & Company, LLC	100 International Drive, Baltimore, MD 21202

Director, LM Asset Services, LLC	620 8th Avenue, New York, NY 10018

Vice President and Treasurer, Legg Mason Charitable Foundation, Inc.	100 International Drive, Baltimore, MD 21202

Subadvisers

Western Asset Management Company — Subadviser—Western Asset Management Company (“WAM”) is an investment adviser registered with the SEC under the Advisers Act. The following table notes the officers and directors of WAM, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two fiscal years.

NAME	POSITION(S) AT WAM	OTHER POSITION(S) HELD	PRINCIPAL BUSINESS ADDRESS
James W. Hirschmann III	Director, Chief Executive Officer and President	None

John D. Kenney	Director	Vice President, Legg Mason, Inc.	100 International Drive, Baltimore, MD 21202

		Director, QS Investors Holdings, LLC	880 Third Avenue, 7th Floor, New York, NY 10022

		Director, QS Batterymarch Financial Management, Inc.	880 Third Avenue, 7th Floor, New York, NY 10022

		Director and former Chief Executive Officer, QS Legg Mason Global Asset Allocation, LLC	880 Third Avenue, 7th Floor, New York, NY 10022

		Vice President, Legg Mason Charitable Foundation, Inc.	100 International Drive, Baltimore, MD 21202

		Director, ClearBridge Investments, LLC	620 8th Avenue, 48th Floor, New York, NY 10018

		Manager, Legg Mason ClearBridge Holdings, LLC	100 International Drive, Baltimore, MD 21202

		Director, Legg Mason Australia Holdings Pty Limited	Level 47, 120 Collins Street, Melbourne, VIC 3000, Australia

		Manager, Royce & Associates	745 Fifth Avenue, New York, NY 10019

		Manager, Brandywine Global Investment Management, LLC	2929 Arch Street, 8th Floor, Philadelphia, PA 19104

		Director, Permal Group Limited	12 St. James’s Square, London, SW1Y 4LB, United Kingdom

		Director, Martin Currie (Holdings) Limited	Clarendon House, 2 Church Street, Hamilton HM11, Bermuda

		Director, Martin Currie Limited	Saltire Court, 20 Castle Terrace, Edinburgh, EH1 2ES, United Kingdom

		Director, RARE Infrastructure USA Inc.	203 N LaSalle Street, Suite 2100, Chicago IL 60601

		Director, RARE Infrastructure Finance Pty Limited	Level 13, 35 Clarence Street, Sydney, NSW 2000, Australia

		Director, RARE Infrastructure (Sovereign Enterprise No. 1) Pty Limited	Level 13, 35 Clarence Street, Sydney, NSW 2000, Australia

		Director, RARE Infrastructure Limited	Level 13, 35 Clarence Street, Sydney, NSW 2000, Australia

		Director, RARE Infrastructure (Europe) Pty Limited	Level 13, 35 Clarence Street, Sydney, NSW 2000, Australia

		Director, RARE Infrastructure (North America) Pty Limited	Level 13, 35 Clarence Street, Sydney, NSW 2000, Australia

		Director, RARE Holdings Pty Limited	Level 13, 35 Clarence Street, Sydney, NSW 2000, Australia

Thomas C. Merchant	Director	Executive Vice President, General Counsel and Secretary, Legg Mason, Inc.	100 International Drive, Baltimore, MD 21202

		Secretary, Legg Mason & Co., LLC	100 International Drive, Baltimore, MD 21202

		Member and Secretary, Legg Mason Political Action Committee	100 International Drive, Baltimore, MD 21202

		Secretary, The Baltimore Company	100 International Drive, Baltimore, MD 21202

		Secretary, BMML, Inc.	100 International Drive, Baltimore, MD 21202

		Secretary, Brandywine Global Investment Management, LLC	2929 Arch Street, 8th Floor, Philadelphia, PA 19104

		Secretary, Barrett Associates, Inc.	90 Park Avenue, New York, NY 10016

		Secretary, Legg Mason Charitable Foundation, Inc.	100 International Drive, Baltimore, MD 21202

		Secretary, Legg Mason Commercial Real Estate Services, Inc.	100 International Drive, Baltimore, MD 21202

		Secretary, Legg Mason International Holdings, LLC	100 International Drive, Baltimore, MD 21202, USA

		Secretary, Legg Mason Realty Group, Inc.	100 International Drive, Baltimore, MD 21202, USA

		Secretary, Legg Mason Realty Partners, Inc.	100 International Drive, Baltimore, MD 21202, USA

		Secretary, Legg Mason Tower, Inc.	100 International Drive, Baltimore, MD 21202, USA

		Secretary, Legg Mason Holdings, LLC	100 International Drive, Baltimore, MD 21202, USA

		Secretary, LM Capital Support V, LLC	100 International Drive, Baltimore, MD 21202

		Secretary, LMOBC, Inc.	600 Vine Street, Suite 2100, Cincinnati, OH 45202

		Secretary, Pelican Holdings I, LLC	100 International Drive, Baltimore, MD 21202

		Secretary, Pelican Holdings II, LLC	100 International Drive, Baltimore, MD 21202

		Secretary, Legg Mason Real Estate Securities Advisors, Inc.	100 International Drive, Baltimore, MD 21202

		Director, QS Batterymarch Financial Management, Inc.	880 Third Avenue, 7th Floor, New York, NY 10022

		Director, QS Legg Mason Global Asset Allocation, LLC	880 Third Avenue, 7th Floor, New York, NY 10022

		Director, QS Investors Holdings, LLC	880 Third Avenue, 7th Floor, New York, NY 10022

		Director, Western Asset Management Company Limited	10 Exchange Square, 10th Floor, Primrose Street, London EC2A 2EN, United Kingdom

Jennifer W. Murphy	Director and Chief Operating Officer	Former Director, Brandywine Global Investment Management (Europe) Limited	Level 17, Heron Tower 110 Bishopgate, London EC2N 4AY, United Kingdom

		Former Director, Legg Mason Towarzystwo Funduszy Inwestycyjnych Spolka Akcyjna	Senator Building 12, Bielanska str. 00-085, Warsaw, Poland

		Former Director, Legg Mason International Equities Limited	201 Bishopsgate, London EC2M 3AB, United Kingdom

		Former Member, Legg Mason Political Action Committee	100 International Drive, Baltimore, MD 21202

		Former Manager, Brandywine Global Investment Management, LLC	2929 Arch Street, 8th Floor, Philadelphia, PA 19104

Peter H. Nachtwey	Director	Information regarding Mr. Nachtwey’s other positions held is included in the table above relating to LMPFA.

Bruce D. Alberts	Chief Financial Officer and Director of Finance and Administration	None

Brett B. Canon	Director of Risk Management and Operations	None

Marzo Bernardi	Director of Client Services and Marketing	None

Gavin L. James	Director of Global Portfolio Operations	None

Charles A. Ruys de Perez	Secretary, General Counsel and Head of Legal and Compliance	Director, Western Asset Holdings (Australia) Pty. Ltd.	Level 48, Collins Street, GPO Box 507, Melbourne, VIC 3000, Australia

		Director, Western Asset Management Company Pty. Ltd.	Level 48, Collins Street, GPO Box 507, Melbourne, VIC 3000, Australia

		Director, Western Asset Management Company Ltd.	36th Floor, Shin Marunouchi Building, 5-1 Marunochi 1-Chome Chiyodaku, Tokyo 100-6536, Japan

		Director, Western Asset Management Company Pte. Ltd.	1 George Street #23-02, Singapore 049145

		Director, Western Asset Management Company Limited	10 Exchange Square, 10th Floor, Primrose Street, London EC2A 2EN United Kingdom

Daniel E. Giddings	Assistant Secretary and Manager of Corporate and Legal Affairs (U.S.)	None

Western Asset Management Company Limited — Subadviser—Western Asset Management Company Limited (“WAML”) was incorporated under the laws of England as a corporation. WAML is a wholly-owned subsidiary of Legg Mason. WAML is registered as an investment adviser under the Advisers Act. The following table notes the officers and directors of WAML, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two fiscal years.

NAME	POSITION(S) AT WAML	OTHER POSITION(S) HELD	PRINCIPAL BUSINESS ADDRESS
Charles A. Ruys de Perez	Director	Information regarding Mr. Ruys de Perez’s other positions held is included in the table above relating to WAM.

Michael B. Zelouf	Director	Director; Western asset Management (UK) Holdings Limited (“Holdings UK”)	10 Exchange Square, 10th Floor, Primrose Street, London EC2A 2EN United Kingdom

Kate Blackledge	Secretary	Officer, Holdings UK	10 Exchange Square, 10th Floor, Primrose Street, London EC2A 2EN United Kingdom

Western Asset Management Company Pte. Ltd — Western Asset Management Company Pte. Ltd. (“Western Singapore”) was incorporated under the laws of Singapore as a corporation. Western Singapore is a wholly-owned subsidiary of Legg Mason. The following table notes the officers and directors of Western Singapore, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two fiscal years.

NAME	POSITION(S) AT WESTERN SINGAPORE	OTHER POSITION(S) HELD	PRINCIPAL BUSINESS ADDRESS
Charles A. Ruys de Perez	Director	Information regarding Mr. Ruys de Perez’s other positions held is included in the table above relating to WAM.

Alvin Lee Lip Sin	Director	None

Hui Kwoon Thor	Finance Manager	None

Henry H. Hamrock	Head of Singapore Operations	None

Western Asset Management Company Ltd — Western Asset Management Company Ltd (“Western Japan”) was incorporated under the laws of Japan as a corporation. Western Japan is a wholly-owned subsidiary of Legg Mason. Western Japan is authorized and regulated in Japan by the Japanese Securities and Exchange Surveillance Commission. The following table notes the officers and directors of Western Japan, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two fiscal years.

NAME	POSITION(S) AT WESTERN JAPAN	OTHER POSITION(S) HELD	PRINCIPAL BUSINESS ADDRESS
Takashi Komatsu	Director	None

Naoya Orime	Director	None

Charles A. Ruys de Perez	Director	Information regarding Mr. Ruys de Perez’s other positions held is included in the table above relating to WAM.

Yasuaki Sudo	Finance Officer	None

Naoya Orime	Head of Tokyo Operations	None

Item 32.	Principal Underwriters

(a) Legg Mason Investor Services, LLC (“LMIS”), the distributor of the Registrant, is also a distributor of funds that are series of the following registrants: Legg Mason Partners Income Trust, Legg Mason Partners Variable Income Trust, Legg Mason Partners Equity Trust, Legg Mason Partners Variable Equity Trust, Legg Mason Partners Money Market Trust, Legg Mason Partners Premium Money Market Trust, Legg Mason Partners Institutional Trust, Legg Mason Global Asset Management Trust, Legg Mason Investment Trust, Western Asset Funds, Inc. and Legg Mason ETF Equity Trust.

LMIS is the placement agent for funds that are series of the Master Portfolio Trust.

(b) The information required by this Item 32 with respect to each director and officer of LMIS is listed below:

Name and Principal Business Address*	Position and Offices with Underwriter – LMIS	Positions and Offices with Registrant
Frances Cashman	Manager and Co Managing Director	None

Jeffrey Masom	Manager and Co Managing Director	None

Matthew Schiffman 100 First Stamford Pl. Stamford, CT 06902-6732	Manager and Co Managing Director	None

Dionne Spencer	Chief Financial Officer, Treasurer and Financial Reporting Officer	None

Kenneth Cieprisz 620 Eighth Avenue, 49th Floor New York, NY 10018	Vice President and Chief Compliance Officer	None

Elisabeth F. Craig	Secretary	None

Vicki Schmelzer	Assistant Secretary	None

Susan Kerr 620 Eighth Avenue, 49th Floor New York, NY 10018	Anti-Money Laundering Compliance Officer	None

*	All Addresses are 100 International Drive, Baltimore, MD 21202, unless otherwise indicated.

(c) Not applicable.

Item 33.	Location of Accounts and Records

With respect to the Registrant:

(1) Legg Mason Partners Income Trust

620 Eighth Avenue, 49th Floor

New York, NY 10018

With respect to the Registrant’s Investment Manager:

(2) c/o Legg Mason Partners Fund Advisor, LLC

620 Eighth Avenue

New York, NY 10018

With respect to the Registrant’s Subadvisers:

(3) c/o Western Asset Management Company, Western Asset Management Company Limited, Western Singapore

and Western Japan

620 Eighth Avenue

New York, NY 10018

With respect to the Registrant’s Custodian:

(4) State Street Bank & Trust Company

One Lincoln Street

Boston, MA 02111

With respect to the Registrant’s Transfer Agents:

(5) BNY Mellon Investment Servicing (US) Inc.

P.O. Box 9699

Providence, RI 02940-9699

(6) Boston Financial Data Services, Inc.

2000 Crown Colony Drive

Quincy, MA 02169

With respect to the Registrant’s Distributor:

(7) Legg Mason Investor Services, LLC

100 International Drive

Baltimore, MD 21202

Item 34.	Management Services

Not applicable.

Item 35.	Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the Investment Company Act of 1940, as amended, the Registrant, LEGG MASON PARTNERS INCOME TRUST, certifies that it meets all requirements for effectiveness of this Post-Effective Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baltimore, State of Maryland on this 23rd day of August, 2016.

LEGG MASON PARTNERS INCOME TRUST, on behalf of its series:

Western Asset Oregon Municipals Fund

By:	/s/ Jane Trust
Jane Trust
President and Chief Executive Officer

WITNESS our hands on the date set forth below.

Pursuant to the requirements of the Securities Act, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated below on August 23, 2016.

Signature	Title

/s/ Jane Trust	President, Chief Executive Officer and Trustee
Jane Trust

/s/ Richard F. Sennett	Principal Financial Officer
Richard F. Sennett

/s/ Elliott J. Berv*	Trustee
Elliott J. Berv

/s/ Jane F. Dasher*	Trustee
Jane F. Dasher

/s/ Mark T. Finn*	Trustee
Mark T. Finn

/s/ Stephen R. Gross*	Trustee
Stephen R. Gross

/s/ Richard E. Hanson, Jr.*	Trustee
Richard E. Hanson, Jr.

/s/ Diana R. Harrington*	Trustee
Diana R. Harrington

/s/ Susan M. Heilbron*	Trustee
Susan M. Heilbron

/s/ Susan B. Kerley*	Trustee
Susan B. Kerley

/s/ Alan G. Merten*	Trustee
Alan G. Merten

/s/ R. Richardson Pettit*	Trustee
R. Richardson Pettit

*By: /s/ Jane Trust
Jane Trust

*	Attorney-in-Fact, pursuant to Power of Attorney.

EXHIBIT INDEX

(j)	Consent of Independent Registered Public Accounting Firm